[LOGO] KENT FUNDS

Annual
                Report

JULY 31, 2001

                        EQUITY FUNDS
                        Kent Growth and Income Fund
                        Kent Index Equity Fund
                        Kent Large Company Growth Fund
                        Kent Small Company Growth Fund
                        Kent International Growth Fund


                        BOND FUNDS
                        Kent Income Fund
                        Kent Intermediate Bond Fund
                        Kent Short Term Bond Fund

                        MUNICIPAL BOND FUNDS
                        Kent Tax-Free Income Fund
                        Kent Intermediate Tax-Free Fund
                        Kent Michigan Municipal Bond Fund


                        MONEY MARKET FUNDS
                        Kent Money Market Fund
                        Kent Government Money Market Fund
                        Kent Michigan Municipal Money Market Fund

                                                         Message to Shareholders


Dear Kent Funds Shareholder:

 The following is the Annual Report of the Kent Funds for the seven-month period ended July 31, 2001. The report is for this abbreviated period because the fiscal year of the Kent Funds was changed from the calendar year to the year ended July 31. This change was made to facilitate the Kent Funds' merger with the Fifth Third Funds which have a July 31 fiscal year-end.

 Plans for the merger, which is to be completed after close of business on October 26, 2001, continue on pace. The merger was approved by Kent Funds' shareholders on July 27, 2001.

 On behalf of the Board of Trustees and officers of the Kent Funds, I thank you for the confidence you placed in the Kent Funds over the years and assure you it was a pleasure serving you. We know we will be leaving you in very capable hands with the Fifth Third Funds.

 I encourage you to explore the Fifth Third Funds which, after the merger, will be comprised of 31 fund choices including many of the Kent Fund portfolios. The outstanding array of investment styles represented by the Fifth Third Funds includes offerings that are consistent with the investment strategies of a broad spectrum of investors.

 To learn more about how the Fifth Third Funds may play a role in your investment plans, please consult your financial advisor, or if you do not have one, contact a Fifth Third Securities, Inc. Investment Executive at 1-800-334-0483. You can also review information describing the Fifth Third Funds and their performance by visiting www.53.com.

 If you have any questions about this Annual Report, please call a Kent Funds Shareholder Servicing Representative at 1-800-633-KENT(5368).

Sincerely,


/s/ James F. Duca, II

James F. Duca, II
President


 Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, Fifth Third Bank, Old Kent Bank or any of their affiliates. Shares of the funds are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investment return and principal value will vary as a result of market conditions and other factors, so that shares of the funds, when redeemed, may be worth more or less than their original cost. An investment in the funds involves investment risks, including the possible loss of principal. There can be no assurance that the money market funds will be able to sustain a stable net asset value of $1.00 per share.


This report is submitted for the general information of shareholders of the Kent Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus for the Funds, which contains more information concerning the Funds' investment policies as well as fees and expenses and other pertinent information. Please read the prospectus carefully before investing. The distributor for the Kent Funds is Kent Funds Distributors, Inc.

The performance indices used for comparison in this report are unmanaged indices. Unlike actual mutual fund performance, the performance of an index does not reflect any management fees, other expenses or sales charges. A direct investment in the unmanaged index is not possible, although investors can invest in the underlying securities.

Economic Outlook

I. Real Economic Activity

A.  Slowdown Continues as Final Demand Falls.

 The economy eked out a small gain during the second quarter, growing at a 0.7 percent annual rate. This represents the slowest quarterly growth rate for the U.S. economy since a 0.1 percent decline in the first quarter of 1993. The profits recession has caused a dramatic cutback in business capital spending, which combined with a further cooling of consumer spending pushed the economy perilously close to a recession. The economy has now advanced at a rate below two percent for four straight quarters. The last time that occurred was during the 1990-91 recession.
 While the headline real Gross Domestic Product/1/ (GDP) figure for the second quarter did not display any particular strength, it actually masked an even weaker outcome for final demand. Domestic private final sales (the sum of con-sumer spending, business capital spending and housing outlays) actually fell at a 0.2 percent rate compared to a fairly healthy rise of 2.8 percent during the first quarter. This represented the first drop in domestic private final sales since the first quarter of 1991. Consequently, the anatomy of the weak second quarter real GDP figure contrasts sharply with that of the first quar-ter.
 In the first quarter, GDP growth was held down by a sharp drop in inventory building. For the first time in a decade, businesses actually liquidated inventories as they responded swiftly to a slower pace of demand. The massive swing in inventories from accumulation to outright decline subtracted three full percentage points from the first quarter real GDP growth rate. In the second quarter, inventories were liquidated at approximately the same pace as in the previous quarter resulting in no net impact on the second quarter growth figure.


                       [GRAPH]

                                Consumer Spending*
                               second Quarter 2001

Personal Consumption Expenditures       2.1%
Durable Goods                           6.0%
Motor Vehicles                          4.0%
Furniture & Appliances                  9.6%
Nondurable Goods                        0.4%
Apparel                                 1.2%
Gasoline                               -5.4%
Services                                2.2%

*Annualized


B.  Business Capital Spending Plunges.

 The weakness in final demand last quarter was primarily the result of a plunge in business capital spending, reflecting the continuing troubles in the technology and telecommunications industries and a sudden drop in structure outlays. The weakness in the economy remains centered in the business commu-nity which has undertaken a concerted cost cutting effort in an attempt to maintain profitability or minimize losses.
 What has resulted is a very different pattern to the economic slowdown. Nor-mally, the economic cycle starts downward when consumers face higher interest rates, as they did in the latter half of 1999 and the first half of 2000, and cut back on their expenditures. This prompts companies to lower production levels and their capital spending plans. During this cycle, however, consumer spending continued to grow and housing remained reasonably strong, but compa-nies curtailed production and fur-

-------------------------------------------------------------------------------
This report is not personal investment advice. The information in this report is obtained from sources believed to be reliable. However, Fifth Third Asset Management Inc. and its affiliates do not guarantee or warrant the accuracy or completeness of the information or its use, nor the effects of acting on any of the opinions expressed in this report.

ther capital investments, particularly in the area of computers, software, and telecommunications equipment.
 Business capital spending on equipment has now fallen for three consecutive quarters, for the first time since 1982-83 when the economy was in recession. The severity of the pullback intensified with last quarter's 14.5 percent rate of decline being the largest since the second quarter of 1982. Outlays for high technology equipment have been hit the hard-est, bearing over three quarters of the decline in equipment and software expenditures.
 Industrial and transportation equipment outlays were not spared either, declining at rates of 17.3 percent and 5.1 percent, respectively. Structure outlays, which had risen for six consecutive quarters, reversed course quickly with an 11.2 percent rate of decline. The sharp drop in the overall capacity utilization rate to 77.0 percent (an 18-year low) and in the high technology sector to 67.5 percent (a 26-year low) combined with aggressive cost cutting efforts is behind the rapid falloff in business capital spending for both equipment and structures.


                          [GRAPH]

                                 Real Economic Activity*
                                          2001
                                       1Q      2Q

Gross Domestic Product                1.3%    0.7%
Domestic Private Final Sales          2.8%   -0.2%
Personal Consumption Expenditures     3.0%    2.1%
Business Capital Spending            -0.2%  -13.6%
Housing Outlays                       8.5%    7.4%

*Annualized


C.  Consumer Spending Remains Resilient in the Face of Rising Layoffs.

 While slowing a bit last quarter, consumer spending has proved to be very resilient during the recent slowdown. Durable goods outlays led the way with strong gains in automobile and light truck sales and in furniture and appli-ances. Aggressive discounting in the vehicle sector designed to capture addi-tional marketshare and to avoid an unwanted buildup of inventories contributed to a 4.0 percent advance in motor vehicle sales. Strength in the housing mar-ket translated into a 9.6 percent rate of gain in furniture and appliances last quarter, placing the home furnishings category 6.7 percent ahead of year ago levels. This is particularly impressive in light of the recent accelera-tion in layoffs as most household purchases fall into the easily postponable grouping. We feel the surge in mortgage refinance activity late last year and earlier this year, particu-larly with the "cash out" option, has provided a good deal of the support to the home furnishings sector.

 The one area that could be exhibiting some stress from the worsening condi-tions in the labor market is outlays for non-durable goods which rose at only a 0.4 percent rate. While most necessities fall into this category, in tough times consumers will gravitate toward lower quality goods and delay purchases to the extent possible. Gasoline purchases fell at a 5.4 percent rate with the spike in gasoline prices during the spring.

D.  Housing, Road Repairs and School Buildings to the Rescue.

 Residential construction outlays rose at a 7.4 percent rate, following an 8.5 percent rate of gain during the first quarter. The year-long decline in mort-gage rates has significantly improved housing affordability and bolstered the housing industry despite the growing weakness in the labor market. Housing starts have risen 12.3 percent since July of last year and existing home sales continue to run near record high levels.
 The strongest sector of the economy last quarter was state and local govern-ment expenditures, which grew at a 7.5 percent rate. In particular, the investment category grew at a 24.9 percent rate. Included in this sector is road

Economic Outlook

and sewer work and municipal structures, such as school buildings. Without the surge in expenditures at the state and local level last quarter, the headline real GDP figure would have fallen negative. This may be the only positive thing associated with the road construction delays we all endure during the summer months.
E.  The Worst is Behind Us.

 Business inventories were liquidated at roughly a $27.0 billion rate for the second quarter in a row. With the recently reported overall business inventory/sales ratio falling in May to its lowest level of the year, it appears that the inventory adjustment outside of the technology and telecommu-nications sectors has largely run its course.

                      [GRAPH]

                     Business Capital Spending+
                       Second Quarter 2001*

Business capital spending          -13.6%
equipment and software             -14.5%
high technology                    -19.0%
Industrial                         -17.3%
Transportation                      -5.1%
Structures                         -11.2%
Buildings                          -18.4%
                                    44.0%

*Annualized


 Inventory liquidation can stop even if high technology inventories still are being liquidated because they are not an especially large portion of business inventories overall, at roughly ten percent of manufacturing inventories. Addi-tionally, the domestic production--but not the distribution--of high technology goods is slightly less than two percent of total real GDP.
 This leads us to believe that the stage is being set for a further upturn in orders. The orders component of the National Association of Purchasing Managers Survey/2/ (NAPM) has improved by 28.6 percent since its low point in January. A healthy pattern of new orders must be established before manufacturing produc-tion can advance.
 Increasingly, it looks like the sharp deceleration in the pace of economic activity is drawing to a close. Consumer spending has held up surprisingly well, consumer confidence readings have moved to their high point for the year, the housing market remains resilient, the leading economic indicator series has risen for three straight months, and the sharp deterioration in business capi-tal spending may well have run its course. While the economy is clearly not robust, there should be no further deceleration in the economy's tempo.
 With the six hefty interest rate cuts by the Federal Reserve since January, there is considerable monetary stimulus already in the pipeline poised to give the staggering economy a boost. As it typically takes a minimum of six months for interest rate cuts to work their way through the economy, and with the first cut having occurred on January 3, the economic data won't begin to reflect even the Federal Reserve's first efforts until early in the current quarter.

/1/Gross Domestic Product (GDP) is the market value of the goods and services produced by labor and property in the United States. The GDP is made up of consumer and government purchases, private domestic investments and net exports of goods and services.
/2/The National Association of Purchasing Managers (NAPM) Index is based on a national survey of purchasing managers which covers such indicators as new orders, production, employment, inventories, delivery times, price, export orders and import orders. The index is one of the first comprehensive economic releases of the month, typically preceding the employment report.
+The information contained herein is based on Commerce Department data released July 27, 2001.

 Tax cuts are on the way in the form of refund checks and lower withholding rates which combined will total $50 billion in the second half of 2001 and $80 billion in 2002. The refund checks will provide the economy with a steady stream of liquidity into October and we anticipate that the majority of the tax refund will be spent.
 Taken together, we feel there is reason to believe that the economy has weathered the worst and is poised to rebound in the coming months. We expect the economy to move toward a trend growth rate of 3.0 to 3.5 percent, but not higher due to the lingering drags from the labor market and business capital spending. Companies are not expected to resume hiring or undertake new capital spending initiatives until profitability rebounds in the latter part of this year or into early 2002.

II. Inflation

A.  Inflation Measures Moderate.

 One benefit of the economic slowdown is a further moderation in the already low inflation figures. All of the major inflation measures shown above rose at a pace less than two percent dur-ing the second quarter, before or after adjusting for the influence of higher energy costs. The strong dollar also helped import deflation into the economy as import prices fell at a 5.3 percent annualized rate.
 The inflation readings should stay below 2.5 percent for the next few quar-ters due to the current bout of weakness in the economy. Specifically, when-ever capacity utilization rates have fallen near the current reading of 77 percent and the unemployment rate is rising (currently at 4.5 percent, up from 3.9 percent in October and likely to approach 5.0 percent by yearend), the inflation measures tend to moderate for the subsequent twelve months or so.
 Consider that the core producer price index (PPI) is running only 1.6 percent ahead of year ago levels, while the core consumer price index (CPI) is 2.7 percent ahead. While these are both low inflation readings, of more signifi-cance is that with the cost of materials (PPI) running below selling prices
(CPI), the food chain of inflationary


                       [GRAPH]

                                      Inflation Rates*
                                            2001

                                         1Q      2Q

Gross Domestic Purchases                2.7%    1.5%
GDP Less Food and Energy                2.3%    1.1%
Personal Consumption  Expenditures      3.2%    1.7%
PCE Less Food and Energy                2.6%    1.1%

*Annualized

pressures has a disinflationary influence solidly in place. Additionally, the prices paid component of the NAPM has fallen by over 27 percent since earlier in the year and is pointing to falling price levels not rising price levels. We continue to look for inflation to register in the 1.5 to 2.5 percent range for the foreseeable future.

Joseph T. Keating
Chief Market Strategist
Chief Fixed Income Officer

The information contained herein is based on Commerce Department data released July 27, 2001.


                       Fifth Third Asset Management Inc.
                           38 Fountain Square Plaza
                            Cincinnati, Ohio 45263

Portfolio Reviews

     Kent Growth and Income Fund
     By Allan J. Meyers
     Portfolio Manager

 The stock market was characterized by extraordinary volatility and posted a decline during the 12 month period ended July 31, 2001.

 A number of factors contributed to the poor market performance during the period. The Federal Reserve Board continued to increase interest rates during the first six months of the year 2000 to reduce inflation expectations and to prevent the economy from overheating. Rising interest rates combined with lower consumer confidence and election uncertainty in November and December caused economic activity to slow and stock prices to fall. Stocks of communications and technology firms were particularly hard hit, declining 20% and 50%, respec-tively over the past 12 months. The Federal Reserve has reacted to the slowing economy by reducing interest rates six times since January 1, dropping 275 basis points, from 6.50% to 3.75% as of July 31, 2001.

 The Fund's Institutional and Investment Shares returned -15.49% and -15.70% respectively during the 12 months ended July 31, 2001. The Fund's Benchmark, the Standard & Poor's 500 Stock Index returned -14.32% during the same period.

Managing the Fund

 Holdings in the utility, financial and energy sectors helped the Fund's per-formance during the period. The utilities sector performed well as many invest-ors turned to utility securities as an equity-based alternative to fixed-income holdings. The Fund benefited from investments in securities such as Duke Energy Corp. (0.43% of net assets) which rose 28%.*


                [GRAPH]

Kent Growth and Income Fund
Distributions of net assets*
As of July 31, 2001

Technology                     18.1%
Capital Goods                   8.8%
Consumer Staples               12.3%
Consumer Cyclicals              9.0%
Other                           7.2%
Communiaction Services          6.2%
Energy                          6.9%
Health                         13.0%
Financials                     18.5%


 Financial sector holdings such as Washington Mutual, Inc. (0.44%), which gained 92%, also performed well for the Fund. During the period the Fund increased its exposure to high quality financial stocks to take advantage of the decline in interest rates and the expected improvement in profitability. The Fund also modestly reduced its holdings in the healthcare sector.*

Going Forward

 Despite the difficult equity environment of the past 12 months, we believe the Fund is well positioned for the long term. We anticipate that the reduction in interest rates and the new tax cuts will spur economic growth, which should lead to improved corporate profitability and higher stock prices. The Fund's focus will continue to be on the financial, utility, and energy sectors, as we believe that these companies have prospects for increased earnings.
--------------------------------------------------------------------------------

*The Fund's portfolio composition is subject to change.

Kent Growth and Income Fund

Average Annual Returns as of July 31, 2001

                 Institutional Class    Investment Class
                 (Inception: 11/2/92) (Inception: 12/1/92)
-------------------------------------------------------------------------------

One Year               -15.49%              -15.70%
 ...............................................................................
Three Years              2.40%                2.16%
 ...............................................................................
Five Years              11.94%               11.67%
 ...............................................................................
Since Inception         12.89%               12.38%

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

Growth of a $10,000 Investment
                         As compared with the Standard & Poor's 500 Stock Index


                                    [GRAPH]
Institutional Class Shares
                 Kent Growth and Income Fund
                   Investment Class Shares     Standard & Poor's 500 Stock Index
11/2/92                   10,000                            10,000
  12/93                   10,398                            10,472
  12/93                   11,610                            11,518
  12/94                   11,669                            11,669
  12/95                   15,743                            16,063
  12/96                   18,809                            19,737
  12/97                   23,351                            26,321
  12/98                   29,907                            33,886
  12/99                   35,526                            41,012
  12/00                   31,528                            37,280
   7/01                   28,856                            34,443
-------------------------------------------------------------------------------


                                    [GRAPH]
Investment Class Shares
              Kent Growth and Income Fund
                Investment Class Shares     Standard & Poor's 500 Stock Index
 12/1/92               10,000                            10,000
   12/92               10,059                            10,472
   12/93               11,247                            11,518
   12/94               11,302                            11,669
   12/95               15,213                            16,036
   12/96               18,124                            19,737
   12/97               22,454                            26,321
   12/98               28,666                            33,886
   12/99               33,978                            39,676
   12/00               30,081                            36,065
    7/01               27,496                            33,320

-------------------------------------------------------------------------------

The Fund's performance is measured against the Standard & Poor's 500 Stock Index, which is an unmanaged index that generally represents the performance of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The chart represents historical performance of a hypothetical investment of $10,000 in the Kent Growth and Income Fund from 11/2/92 (Institutional Class Shares) and 12/1/92 (Investment Class Shares) to 7/31/01, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance is no guarantee of future results. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

During various periods reflected in the graphs above certain fees were waived. Had waivers not been in effect, total returns would have been lower.

Portfolio Reviews

     Kent Index Equity Fund
     By Brian J. Smolinski
     Portfolio Manager

 The 12 month period ended July 31, 2001, was characterized by declining inter-est rates, a slowing economy, and declining earnings. Large company shares fell sharply, led by the technology sector. In an effort to boost the economy, the Federal Reserve lowered short-term interest rates a total of six times after January 1st--rates fell from 6.50% to 3.75%--a total of 275 basis points. The S&P 500 Index added and deleted 42 stocks during the period, down from 51 for the previous 12-month period.

 The Fund's Institutional and Investment Shares returned -14.57% and -14.79%, respectively, during the 12 month period ended July 31, 2001. The S&P 500 Index returned -14.32% during the period.

Highlights

 The strongest performing sectors in the Fund were basic materials, up 21%, and transportation, up 13%. The Fund's best performing stocks were Manor Care, Inc. (0.03% of net assets), up 226%, and Healthsouth Corp. (0.06%), up 188%. The worst performing sectors were technology, down 51%, and communications servic-es, down 22%. The worst performing stocks in the Fund were JDS Uniphase Corp. (0.11%), down 92%, and BroadVision, Inc. (0.01%), down 91%.*

                                     ****
                           4 star Morningstar rating
                          (among 4,540 domestic equity
                         funds overall as of 7/31/01)+


                [GRAPH]

Kent Index Equity Fund
Distributions of net assets*
As of July 31, 2001

Technology                     18.4%
Communiaction Services          6.1%
Consumer Staples               12.6%
Capital Goods                   9.0%
Other                           7.0%
Energy                          6.6%
Consumer Cyclicals              9.3%
Health                         13.2%
Financials                     17.8%


Outlook

 In our opinion, the aggressive moves to lower short term interest rates by the Federal Reserve and the tax refund should help the economy gain traction as
2001 wears on, and should help to increase corporate profitability and stock prices from the depressed levels of the past year.
--------------------------------------------------------------------------------

*The Fund's portfolio composition is subject to change.
+Morningstar proprietary ratings reflect risk-adjusted performance through 7/31/01. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and ten-year returns (with fee adjustments) on excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The Fund received 3 stars for the three-year period and 4 stars for the five-year period for the Investment and Institutional Shares. It was rated among 4,540 and 2,792 domestic equity funds for the three- and five-year periods, respectively. Funds with multiple share classes have a common portfolio. The overall rating is a weighted average of the three-, five- and 10-year rating (where applicable). Ten percent of the funds in a rating category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.

Kent Index Equity Fund

Average Annual Returns as of July 31, 2001

                 Institutional Class    Investment Class
                 (Inception: 11/2/92) (Inception: 11/25/92)
-------------------------------------------------------------------------------

One Year               -14.57%               -14.79%
 ...............................................................................
Three Years              3.60%                 3.35%
 ...............................................................................
Five Years              14.81%                14.53%
 ...............................................................................
Since Inception         14.54%                14.09%

-------------------------------------------------------------------------------

Growth of a $10,000 Investment
                         As compared with the Standard & Poor's 500 Stock Index

                                    [GRAPH]
Institutional Class Shares
               Kent Index Equity Fund
             Institutional Class Shares     Standard & Poor's 500 Stock Index
11/2/92                10,000                             10,000
  12/92                10,440                             10,472
  12/93                11,390                             11,518
  12/94                11,488                             11,669
  12/95                15,648                             16,036
  12/96                19,119                             19,737
  12/97                25,342                             26,321
  12/98                32,503                             33,886
  12/99                39,183                             41,012
  12/00                35,541                             37,280
   7/01                32,760                             34,443

-------------------------------------------------------------------------------

                                    [GRAPH]
Investment Class Shares
               Kent Index Equity Fund
               Investment Class Shares     Standard & Poor's 500 Stock Index
11/25/92               10,000                           10,000
   12/92               10,185                           10,472
   12/93               11,111                           11,518
   12/94               11,194                           11,669
   12/95               15,199                           16,036
   12/96               18,531                           19,737
   12/97               24,505                           26,321
   12/98               31,347                           33,886
   12/99               37,694                           39,676
   12/00               34,105                           36,065
    7/01               31,396                           33,320

-------------------------------------------------------------------------------

The Fund's performance is measured against the Standard & Poor's 500 Stock Index, which is an unmanaged index that generally represents the performance of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The chart represents historical performance of a hypothetical investment of $10,000 in the Kent Index Equity Fund from 11/2/92 (Institutional Class Shares) and 11/25/92 (Investment Class Shares) to 7/31/01, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

During various periods reflected in the graphs above certain fees were waived. Had waivers not been in effect, total returns would have been lower.

Portfolio Reviews

     Kent Large Company Growth Fund
     By Allan J. Meyers
     Portfolio Manager

 The stock market was characterized by great instability and difficult perfor-mance during the 12 month period ended July 31, 2001. High priced technology and communications companies were among the worst performers. The Nasdaq Com-posite Index/1/ declined 46.19% during the period, as investors remained wary of the prospects for growth in the technology sector.

 Several factors contributed to the stock market's poor showing. During the first half of the year 2000 the Federal Reserve Board increase interest rates three times in an attempt to prevent the economy from overheating and to quell inflationary fears. The restrictive monetary policy combined with rising oil prices, reduced consumer confidence and a strong U.S. dollar resulted in a weak economy and a much lower level of corporate profitability. Operating earnings of companies that comprise the S&P 500 Index fell approximately 25% in the sec-ond quarter of 2001 from the prior year's level.

 The Fund's Institutional and Investment Shares returned -22.90% and -23.03%, respectively, during the 12, months ended July 31, 2001. The Fund's benchmark, the S&P 500 Index, returned -14.32% for the same period.

Positioning the Fund

 The Fund's two major sector overweights consist of healthcare and technology. These are the two areas where we anticipate that above average long term earn-ings growth will be possible. The Fund demphasized technology in January 2001 by reducing or eliminating positions in Nortel Networks Corp. (0.18% of net assets), Applied Materials (0.34%), and JDS Uniphase and re-deployed the money into the healthcare sector and financial services. That shift


                   [GRAPH]

Kent Large Company Growth Fund
Distribution of net assets*
As of July 31, 2001

Communication Services              6.0%
Consuner Staples                   14.3%
Consumer Cyclicals                  8.3%
Capital Goods                       8.7%
Other                               2.3%
Health                             18.2%
Financials                         15.3%
Technology                         21.8%
Energy                              5.1%

helped insulate the Fund from some of the worst losses in the technology sec-tor, and took advantage of relatively strong performance in both healthcare and financial service stocks. Healthcare and financials mitigated some of the losses experienced by technology stocks.*

Looking ahead

 We anticipate that the economy will pick up steam in the coming year, as interest rate reductions and tax cuts begin to take effect. As the economy begins to improve the Fund will consider the purchase of additional high qual-ity technology companies.

 In the coming months we will be looking at semiconductors stocks first, as they are core technologies. We will also consider hardware manufacturers and software manufacturers such as Adobe Systems, Inc. (0.18%), Oracle Corp. (1.27%), and Microsoft Corp. (4.64%).*
--------------------------------------------------------------------------------

/1/The Nasdaq Composite Index is a market capitalization price only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market, as well as the National Market System traded foreign common stocks and American Depositary Receipts.

*The Fund's portfolio composition is subject to change.

Kent Large Company Growth Fund

Average Annual Returns as of July 31, 2001

                  Institutional Class    Investment Class
                 (Inception: 10/19/99) (Inception: 10/19/99)
-------------------------------------------------------------------------------

One Year                -22.90%               -23.03%
 ...............................................................................
Since Inception          -5.89%                -6.10%

-------------------------------------------------------------------------------

Growth of a $10,000 Investment
                         As compared with the Standard & Poor's 500 Stock Index

                                    [GRAPH]
Institutional Class Shares
             Kent Large Company Growth Fund
               Institutional Class Shares     Standard & Poor's 500 Stock Index
10/19/99                10,000                             10,000
   10/99                10,850                             10,622
   11/99                11,196                             10,839
   12/99                11,891                             11,475
    1/00                11,342                             10,899
    2/00                11,203                             10,693
    3/00                12,221                             11,739
    4/00                11,771                             11,385
    5/00                11,422                             11,152
    6/00                11,937                             11,427
    7/00                11,638                             11,249
    8/00                12,284                             11,948
    9/00                11,462                             11,317
   10/00                11,345                             11,269
   11/00                10,282                             10,381
   12/00                10,078                             10,432
    7/01                 8,973                              9,638
-------------------------------------------------------------------------------

                                    [GRAPH]
Investment Class Shares
             Kent Large Company Growth Fund
                Investment Class Shares       Standard & Poor's 500 Stock Index
10/19/99                10,000                              10,000
   10/99                10,840                              10,621
   11/99                11,184                              10,839
   12/99                11,887                              11,475
    1/00                11,326                              10,899
    2/00                11,196                              10,693
    3/00                12,201                              11,739
    4/00                11,760                              11,385
    5/00                11,399                              11,152
    6/00                11,921                              11,427
    7/00                11,610                              11,249
    8/00                12,262                              11,948
    9/00                11,439                              11,317
   10/00                11,309                              11,269
   11/00                10,257                              10,381
   12/00                10,041                              10,432
    7/01                 8,936                               9,638

-------------------------------------------------------------------------------

The Fund's performance is measured against the Standard & Poor's 500 Stock Index, which is an unmanaged index that generally represents the performance of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The chart represents historical performance of a hypothetical investment of $10,000 in the Kent Large Company Growth Fund from 10/19/99 to 7/31/01, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance is no guarantee of future results. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

During various periods reflected in the graphs above certain fees were waived. Had waivers not been in effect, total returns would have been lower.

Portfolio Reviews

     Kent Small Company Growth Fund+
     By Robert Cummisford, CFA
     Portfolio Manager

 The economy stagnated during the 12 month period through July 31, 2001. That weakness caused stocks to perform poorly during the period, as concern about the slowing economy and poor corporate fundamentals led investors to sell stocks in favor of less volatile instruments. Small-cap stocks fared relatively well compared to large caps, however, because investors recognized that small-company shares carried more attractive valuations than shares of large firms. The Russell 2000 Index of small-company stocks outperformed the large-cap Stan-dard & Poor's 500 Stock Index/1/ by 13 percentage points during the period. Value dramatically outperformed growth, as investors sold shares of technology and telecommunications firms: The Russell 2000 Value Index/2/ gained 23.75%, while the Russell 2000 Growth Index/3/ lost 23.31%. The best-performing sectors were financial services, energy, and utilities, while the worst performing sec-tors were technology and telecommunications.

 The Fund's Institutional and Investment Shares returned -8.20% and -8.36%, respectively for the 12 months ended July 31, 2001. The Fund's benchmark the Russell 2000 Index returned -1.71% for the same period.

A focus on earnings

 The Fund's growth-oriented approach hurt performance during the period. That said, the Fund's returns significantly outpaced the returns of the Russell 2000 Growth Index, due primarily to our strategy of focusing on shares of firms with strong earnings and revenue growth. That high-quality strategy helped us avoid the stocks that were hit hardest by the downturn in technology and telecommuni-cations.

 We continued to emphasize three themes that we believe will drive the stock market during the next several years: healthcare, financial services and tech-nology. Firms in those sectors stand to benefit from aging baby boomers and the requirement for companies to become more productive and efficient, which offer tremendous long-term growth potential. We believe our focus on firms with strong profits and sales helps us find stocks with the capacity to ride out difficult


                   [GRAPH]

Kent Small Company Growth Fund
Distribution of net assets*
As of July 31, 2001

Consuner Staples                    5.4%
Consumer Cyclicals                 13.8%
Other                               7.2%
Capital Goods                      11.0%
Healthcare                         16.9%
Energy                              5.4%
Financials                         17.8%
Technology                         22.5%


periods, while offering strong appreciation potential during market advances.

 We saw impressive advances in some stocks, despite the general market decline. Home-builder Ryland Group, Inc. (0.25% of net assets) up 213%; auto-finance company AmeriCredit Corp. (1.03%) up 196%; and tissue-preservation firm Cryolife, Inc. (0.36%) up 178% all helped boost the Fund's performance.*

A stabilizing economy

 We are beginning to see some signs of stability in the economy. The Federal Reserve now has reduced short-term interest rates six times, for a total cut of 275 basis points, and many Americans are receiving tax refunds. We believe that stimulus should help boost the economy going forward.

 That foundation provides a solid base for small-company stocks. We believe small caps still offer attractive valuations and strong growth prospects com-pared to large-cap shares. We continue to be optimistic that the healthcare, technology and financial services sectors will drive the market in future years, while our strategy of focusing on high-quality companies should help mitigate volatility for shareholders.
--------------------------------------------------------------------------------
+Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and, by definition, are not as well established as "blue-chip" companies. Historically, smaller companies' stock has experienced a greater degree of market volatility than average.
/1/The Standard & Poor's 500 Stock Index is an unmanaged index that generally represents the performance of the U.S. stock market as a whole.
/2/The Russell 2000 Value Index is generally representative of domestically traded common stocks of small to mid-sized companies with less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios.
/3/The Russell 2000 Growth Index is generally representative of domestically traded common stocks of small to mid-sized companies with greater-than-average growth orientation. Companies in this index generally have higher price-to-book and price-to-earnings ratios.
Investors cannot invest directly in an index, although they can invest in the underlying securities.
*The Fund's portfolio composition is subject to change.

Kent Small Company Growth Fund

Average Annual Returns as of July 31, 2001

                 Institutional Class    Investment Class
                 (Inception: 11/2/92) (Inception: 12/4/92)
-------------------------------------------------------------------------------

One Year                -8.20%               -8.36%
 ...............................................................................
Three Years              5.48%                5.25%
 ...............................................................................
Five Years              10.42%               10.18%
 ...............................................................................
Since Inception         12.09%               11.17%

-------------------------------------------------------------------------------

Growth of a $10,000 Investment
                                        As compared with the Russell 2000 Index

                                     [GRAPH]
Institutional Class Shares
                   Kent Small Company Fund
                  Institutional Class Shares         Russell 2000 Index
11/2/92                    10,000                          10,000
  12/92                    10,885                          11,140
  12/93                    12,727                          13,246
  12/94                    12,720                          13,005
  12/95                    15,742                          16,704
  12/96                    18,805                          19,466
  12/97                    24,059                          23,819
  12/98                    22,579                          23,212
  12/99                    28,895                          28,147
  12/00                    28,785                          27,300
   7/01                    27,130                          25,625

-------------------------------------------------------------------------------

                                     [GRAPH]
Investment Class Shares
                   Kent Small Company Fund
                   Investment Class Shares         Russell 2000 Index
12/4/92                    10,000                        10,000
  12/92                    10,197                        10,348
  12/93                    11,914                        12,304
  12/94                    11,905                        12,080
  12/95                    14,700                        15,516
  12/96                    17,500                        18,081
  12/97                    22,349                        22,124
  12/98                    20,919                        21,560
  12/99                    26,719                        26,144
  12/00                    26,561                        25,354
   7/01                    25,008                        27,592

-------------------------------------------------------------------------------

The Fund's performance is measured against the Russell 2000 Index, which is an unmanaged index that represents the performance of domestically traded common stocks of small to mid-sized companies. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The chart represents historical performance of a hypothetical investment of $10,000 in the Kent Small Company Growth Fund from 11/2/92 (Institutional Class Shares) and 12/4/92 (Investment Class Shares) to 7/31/01, and represents reinvestment of dividends and capital gains in the Fund.

Past performance is no guarantee of future results. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

During various periods reflected in the graphs above certain fees were waived. Had waivers not been in effect, total returns would have been lower.

Portfolio Reviews

     Kent International Growth Fund+
     By David C. Eder
     Portfolio Manager


 For the 12 month period ended July 31, 2001, the Kent International Growth Fund underperformed its benchmark, the Morgan Stanley Capital International
(MSCI) Europe, Australasia, and Far East (EAFE) Index. The Fund's Institutional and Investment Shares returned -24.47% and -24.76%, respectively, and the Fund's benchmark the MSCI EAFE(R) Index produced a -21.88% return.

Highlights

 The Fund seeks to equal or exceed the performance of the MSCI EAFE Index and weights its portfolio by Gross Domestic Product/1/ data gathered from the International Monetary Fund/2/, tilting its portfolio toward the largest econo-mies rather than the largest stock markets. The Fund's top five countries at the end of the period were Japan (21.2% of net assets), Germany (14.0%), United Kingdom (13.2%), France (13.2%) and Italy (8.1%).*

 Global market conditions during the period left investors no place to hide. A massive sell-off of technology shares and weaker earnings reports in the U.S. contributed to slumping global markets. The MSCI Pacific Rim Index lost 24.99% and the MSCI Europe Index lost 20.52%. Individual markets fared just as poorly:
The United Kingdom lost 13.2%, Germany fell 22.4%, France fell 25.5%, Japan fell 27.2% and Italy fell 20.6%.

 The Fund's strategy of focusing upon large company stocks hurt performance, as small company stocks outperformed. The Fund's focus upon the technology and telecommunications sectors also adversely affected performance.

 Energy stocks such as BP Amoco PLC (1.97% of net assets) gained 2.6% and Royal Dutch Petroleum (1.20% of net assets) up 6.6% performed relatively well, but still only provided scant gains. Of the 22 countries represented in the Fund only two made gains: Ireland (gained 13.6%) and Austria (1.3%). These two coun-tries, however, comprised less than one percent of the Fund's total portfolio, and therefore did not greatly affect Fund performance.*


              [GRAPH]

Kent International Growth Fund
Distribution of net assets*
As of July 31, 2001

France               13.6%
Germany              14.6%
Other                19.6%
Japan                22.0%
United Kingdom       13.6%
Italy                 8.1%
Australia             4.4%
Spain                 4.1%


Outlook

 Despite the European Central Bank's reluctance to drop interest rates, mone-tary authorities in the United Kingdom and the United States have been aggres-sively lowering rates in an effort to boost their economies. We believe there is evidence that the U.S. economy will begin to recover, leading to a global recovery. We anticipate the U.S. economy will begin to improve during the third or fourth quarter and the foreign economies should follow along.

 In addition, Morgan Stanley is reconfiguring the MSCI EAFE(R) Index, which will add more names to the Index, increase sector diversification, and give a truer reflection of the firms that make up the benchmark. We will add as many as 50 stocks to our portfolio to prepare for that shift in the Index which could boost demand for those shares and drive their prices higher.

--------------------------------------------------------------------------------

+International investing involves increased risk and volatility.
*The Fund's portfolio composition is subject to change.
/1/The Gross Domestic Product (GDP) is the market value of the goods and services produced by labor and property in the United States. The GDP is made up of consumer and government purchases, private domestic investments and net exports of goods and services.
/2/The International Monetary Fund is a multilateral organization of about 180 member countries providing financial assistance to debtor countries who agree to take designated steps to improve their economies.

Kent International Growth Fund

Average Annual Returns as of July 31, 2001

                 Institutional Class    Investment Class
                 (Inception: 12/4/92) (Inception: 12/4/92)
-------------------------------------------------------------------------------

One Year               -24.47%              -24.76%
 ...............................................................................
Three Years             -3.65%               -3.95%
 ...............................................................................
Five Years               1.93%                1.62%
 ...............................................................................
Since Inception          6.67%                6.37%

-------------------------------------------------------------------------------

Growth of a $10,000 Investment
                As compared with the Morgan Stanley Capital International MSCI
                  EAFE(R) (Europe, Australasia and Far East) Index, the Morgan
                         Stanley Capital International (MSCI) Europe Index and
             the Morgan Stanley Capital International (MSCI) Pacific Rim Index


                                     [GRAPH]
Institutional Class Shares
                 Kent
             International     MSCI EAFE(R)
              Growth Fund      (Europe,
             Institutional   Australia and       MSCI Europe   MSCI Pacific
              Class Shares   Far East) Index        Index        Rim Index
12/4/92          10,000          10,000             10,000         10,000
  12/92          10,020          10,054             10,233          9,887
  12/93          13,045          13,367             13,282         13,444
  12/94          13,974          14,444             13,626         15,195
  12/95          15,591          16,113             16,653         15,650
  12/96          16,507          17,138             20,246         14,335
  12/97          16,926          17,443             25,063         10,681
  12/98          19,976          20,989             32,213         10,942
  12/99          25,630          26,648             37,332         17,248
  12/00          21,166          22,872             34,200         12,802
   7/01          17,486          19,134             28,608         11,001

-------------------------------------------------------------------------------


                                     [GRAPH]
Investment Class Shares

              Kent
           International          MSCI
           Growth Fund       EAFE(R) (Europe,
            Investment        Australia and         MSCI       MSCI Pacific
           Class Shares      Far East) Index    Europe Index    Rim Index

12/4/92       10,000             10,000             10,000        10,000
  12/92       10,010             10,054             10,233         9,887
  12/93       13,006             13,367             13,282        13,444
  12/94       13,723             14,444             13,626        15,195
  12/95       15,487             16,113             16,653        15,650
  12/96       16,350             17,138             20,246        14,335
  12/97       16,719             17,443             25,063        10,681
  12/98       19,661             20,989             32,213        10,942
  12/99       25,156             26,648             37,332        17,248
  12/00       20,726             22,872             34,200        12,802
   7/01       17,070             19,134             28,608        11,001


-------------------------------------------------------------------------------

The Fund's performance is measured against the Morgan Stanley Capital International EAFE(R) (Europe, Australasia and Far East) Index, which is an unmanaged index that is comprised of a sample of companies representative of the market structure of 20 European and Pacific Basin countries. The Morgan Stanley Capital International Europe Index and the Morgan Stanley Capital International Pacific Rim Index are representative of stocks in their respective regions. Investors are reminded that, while investing globally can be rewarding, investments in foreign securities involve certain risks and considerations in addition to those inherent with investing in U.S. companies, such as currency fluctuations and political instability. The indices do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The chart represents historical performance of a hypothetical investment of $10,000 in the Kent International Growth Fund from 12/4/92 to 7/31/01, and represents reinvestment of dividends and capital gains in the Fund.

The Morgan Stanley Capital International (MSCI) indices measure performance for a diverse range of developed country global stock markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. The foundation of the various MSCI indices is a database of approximately 1,500 companies listed on the stock exchanges of the 24 countries for which there are MSCI national indices. The indices are capitalization weighted. Furthermore, companies included in the indices replicate the industry composition of each local market and, in addition, represent samplings of large-, medium- and small-capitalization companies from each local market, taking into account the stocks' liquidity.

Past performance is no guarantee of future results. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

During various periods reflected in the graphs above certain fees were waived. Had waivers not been in effect, total returns would have been lower.

Portfolio Reviews

     Kent Income Fund
     By Mitchell L. Stapley, CFA
     Portfolio Manager


 Yields on long-term bonds rose during the 12 month period ended July 31, 2001. Longer-term issues underperformed short-term issues. The Federal Reserve adopted an aggressive easing of monetary policy to stimulate the slowing econo-my, cutting essential short-term interest rates six times during the period. That action helped push down the yield on three-month Treasury bills by 237 basis points. Meanwhile, however, the yield on 30-year Treasury securities rose 24 basis points on fear that falling short-term rates would lead to a rebound in the economy and a pickup in credit demands.

 The Fund's Institutional and Investment Shares returned 13.54% and 13.16%, respectively, for the 12 months ended July 31, 2001. Compared to a 13.29% return for the Fund's benchmark, the Lehman Brothers Long Government/Credit Bond Index.

Corporate outperformance

 The Fund's average maturity stood at 10.1 years at the beginning of the period versus 8.5 years for its benchmark. We reduced the average maturity to 8.1 years as of July 31, 2001 compared to 8.5 years for its benchmark. That decline benefited the Fund, as shorter-term bonds outperformed due to the Federal Reserve's easing of monetary policy.*

 We maintained an overweight in corporate issues, as well as agency securities and mortgage-backed issues. This overweight benefited Fund performance as investors looking ahead to a stronger economy began shifting assets out of Treasury securities and into these issuing sectors. As always, the Fund main-tained a portfolio of high-quality securities in order to help lessen share-holder risk.

Looking forward

 We believe investors should begin to see increased growth in the economy as the Federal Reserve's recent interest rate cuts take hold. That said, we feel inflation should remain low during the coming months, helping to stabilize long-term bond yields.

                      [GRAPH]

Kent Income Fund
Distribution of net assets*
As of July 31, 2001

U.S. Government & Agency Issues           41.9%
Cash Equivalents Net
 Other Assets & Liabilities                6.3%
Corporate Notes & Bonds                   51.8%

Kent Income Fund
SEC 30-Day Yields
As of July 31, 2001

Institutional Class....................... 5.13%
Investment Class.......................... 4.88%

SEC 30-day yield is computed based on net income during the 30-day period ended July 31, 2001. Yield calculations represent past performance and will fluctuate.

--------------------------------------------------------------------------------

 We will attempt to focus on corporate bonds with high credit ratings. That approach should help the Fund lock in the higher yields available on corporate issues while avoiding the inherent risk of lower-quality issues.
--------------------------------------------------------------------------------

*The Fund's portfolio composition is subject to change.

Kent Income Fund

Average Annual Returns as of July 31, 2001

                 Institutional Class    Investment Class
                 (Inception: 3/20/95) (Inception: 3/22/95)
-------------------------------------------------------------------------------

One Year                13.54%               13.16%
 ...............................................................................
Three Years              6.05%                5.75%
 ...............................................................................
Five Years               7.66%                7.44%
 ...............................................................................
Since Inception          7.64%                7.36%

-------------------------------------------------------------------------------

Growth of a $10,000 Investment
      As compared with the Lehman Brothers Government/Credit Bond Index and the
                              Lehman Brothers Long Government/Credit Bond Index


                                    [GRAPH]

              Kent Income Fund        Lehman Brothers        Lehman Brothers
               Institutional      Long Government/Credit   Government/Credit
               Class Shares             Bond Index             Bond Index
3/20/95            10,000                  10,000                10,000
  12/95            11,506                  12,190                11,358
  12/96            11,643                  12,207                11,688
  12/97            12,828                  13,979                12,871
  12/98            14,063                  15,624                14,043
  12/99            13,443                  14,429                14,098
  12/00            15,044                  16,761                15,769
   7/01            15,977                  17,724                16,729

-------------------------------------------------------------------------------

                                    [GRAPH]

              Kent Income Fund        Lehman Brothers        Lehman Brothers
                Investment         Long Government/Credit   Government/Credit
               Class Shares             Bond Index             Bond Index
3/22/95           10,000                  10,000                 10,000
  12/95           11,464                  12,190                 11,358
  12/96           11,597                  12,207                 11,688
  12/97           12,779                  13,979                 12,871
  12/98           13,933                  15,624                 14,043
  12/99           13,270                  14,429                 14,098
  12/00           14,816                  16,761                 15,769
   7/01           15,713                  17,724                 16,729

-------------------------------------------------------------------------------

The Fund's performance is measured against the Lehman Brothers Government/Credit Bond Index and the Lehman Brothers Long Government/Credit Bond Index, which are unmanaged indices comprised of U.S. Treasury issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, nonconvertible investment-grade, dollar-denominated, SEC-registered corporate debt. The indices do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The chart represents historical performance of a hypothetical investment of $10,000 in the Kent Income Fund from 3/20/95 (Institutional Class Shares) and 3/22/95 (Investment Class Shares) to 7/31/01, and represents the reinvestment of dividends and capital gains in the fund.

Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

During various periods reflected in the graphs above certain fees were waived. Had waivers not been in effect, total returns would have been lower.

Portfolio Reviews

     Kent Intermediate Bond Fund
     By Mitchell L. Stapley, CFA
     Portfolio Manager

 Yields on intermediate-term Treasury securities fell sharply during the 12 months ended July 31, 2001. The Federal Reserve cut short-term interest rates six times in an effort to rekindle economic growth. The Federal Reserve aggres-sive monetary policy led to strong relative performance by corporate bonds in the latter half of the period as investors decided that falling interest rates would help the economy recover.

 The Kent Intermediate Bond Fund's Institutional and Investment Shares returned 12.16% and 11.96%, respectively, for the 12 months ended July 31, 2001. That return compared to a 12.49% return for the Fund's benchmark the Lehman Brothers Intermediate Government/Credit Bond Index for the same period.

Corporate outperformance

 The Fund began the period with an average maturity of 6.2 years, 1.2 years longer than its benchmark's average maturity. The longer average maturity helped us to lock in higher yields on longer-term issues in the falling rate environment. Investors concerned about economic weakness favored Treasury issues over corporate, agency, or mortgage-backed issues during the first half of the period. That created good buying opportunities in those neglected sec-tors. We maintained the Fund's AA2 (as rated by Standard & Poor's) credit rat-ing during the period to help protect shareholders' capital. We reduced the Fund's average maturity to five years by the end of the period.*

 The portfolio's overweight relative to the benchmark in corporate, agency, and mortgage-backed issues benefited the Fund following the Federal Reserve inter-est-rate cuts which began in January. Investors believed that lower rates would help the economy, and shifted assets from Treasury securities into more econom-ically sensitive sectors of the bond markets, such as corporate bonds.

Going Forward

 We believe that the yield curve will flatten as the Federal Reserve adopts a more neutral monetary policy, causing yields on short-term bonds to rise more than yields on bonds with five- and 10-year maturities. Thus, we will maintain an average maturity close to that of the Fund's benchmark. Meanwhile, the Federal Reserve aggressive easing policy during the early part of the year should help the economy rebound. We expect that environment to favor our corporate holdings, which could provide attrac-tive levels of income to shareholders.

                                     ****

                           4 star Morningstar rating
                           (among 1,827 fixed income
                        funds overall as of (7/31/01)+
                            (Institutional Shares)

                   [GRAPH]

Kent Intermediate bond fund
Distribution of net assets*
As of july 31, 2001

U.S. Government & Agency Issues           46.8%
Cash Equivalents Net Other Assets
& Liabilities                              6.6%
Corporate Notes & Bonds                   46.6%



Kent Intermediate Bond Fund
SEC 30-Day Yields
As of July 31, 2001

Institutional Class....................... 4.87%
Investment Class.......................... 4.62%

SEC 30-day yield is computed based on net income during the 30- day period ended July 31, 2001. Yield calculations represent past performance and will fluctuate.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
*The Fund's portfolio composition is subject to change.
+Morningstar proprietary ratings reflect historical risk-adjusted performance as of 7/31/01. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and ten-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The Fund received 4 stars for the three-year period for the Institutional and Investment Shares and 4 and 3 stars for the five-year period for the Institutional and Investment Shares, respectively. It was rated among 1,827 and 1,341 fixed income funds for the three- and five-year periods for the Investment and Institutional Class, respectively. The overall rating is a weighted average of the three- and five-year rating. Ten percent of the funds in a rating category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.

Kent Intermediate Bond Fund

Average Annual Returns as of July 31, 2001

                 Institutional Class    Investment Class
                 (Inception: 11/2/92) (Inception: 11/25/92)
-------------------------------------------------------------------------------

One Year                12.16%               11.96%
 ...............................................................................
Three Years              6.08%                5.84%
 ...............................................................................
Five Years               6.80%                6.54%
 ...............................................................................
Since Inception          6.20%                5.96%

-------------------------------------------------------------------------------

Growth of a $10,000 Investment
 As compared with the Lehman Brothers Intermediate Government/Credit Bond Index


                                    [GRAPH]
Institutional Class Shares
                Kent Intermediate Bond Fund       Lehman Brothers Intermediate
                 Instiutional Class Shares        Government/Credit Bond Index
11/2/92                   10,000                             10,000
  12/92                   10,125                             10,095
  12/93                   10,934                             10,976
  12/94                   10,585                             10,762
  12/95                   12,298                             12,410
  12/96                   12,667                             12,913
  12/97                   13,655                             13,929
  12/98                   14,699                             15,105
  12/99                   14,519                             15,164
  12/00                   15,933                             16,699
   7/01                   16,914                             17,741


-------------------------------------------------------------------------------


                                    [GRAPH]
Investment Class Shares
                Kent Intermediate Bond Fund       Lehman Brothers Intermediate
                  Investment Class Shares         Government/Credit Bond Index
11/25/92                  10,000                             10,000
   12/92                  10,050                             10,134
   12/93                  10,873                             11,018
   12/94                  10,545                             10,803
   12/95                  12,207                             12,457
   12/96                  12,544                             12,962
   12/97                  13,500                             13,982
   12/98                  14,448                             15,162
   12/99                  14,252                             15,221
   12/00                  15,597                             16,761
    7/01                  16,529                             17,807


-------------------------------------------------------------------------------

The Fund's performance is measured against the Lehman Brothers Intermediate Government/Credit Bond Index, which is an unmanaged index comprised of U.S. Treasury issues, publicly issued debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, nonconvertible, investment-grade, dollar-denominated, SEC-registered corporate debt. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The chart represents historical performance of a hypothetical investment of a $10,000 in the Kent Intermediate Bond Fund from 11/2/92 (Institutional Class Shares) and 11/25/92 (Investment Class Shares) to 7/31/01, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance is no guarantee of future results. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

During various periods reflected in the graphs above certain fees were waived. Had waivers not been in effect, total returns would have been lower.

Portfolio Reviews

     Kent Short Term Bond Fund
     By Mitchell L. Stapley, CFA
     Portfolio Manager

 The 12 month period ended July 31, 2001 was marked by considerable volatility in the financial markets as the economy slowed and investors rushed to move their investments into fixed income securities.

 The Federal Reserve's interest rate hikes during the first half of 2000 slowed the economy considerably during the second half of the calendar year. Investors feared that the economic slowdown would make it harder for companies to pay their debts, and therefore invested heavily in Treasury issues while avoiding corporate bonds. Therefore, yields on Treasury securities fell further than corporate yields during the first half of the period.

 The Federal Reserve reduced short-term interest rates six times during the latter half of the period for a total reduction of 275 basis points in an effort to jump-start economic growth. Those rate cuts caused short-term yields to fall more than long-term yields. They also helped revive the corporate sec-tor, as investors were encouraged that the Federal Reserve was taking the steps necessary to revitalize the economy.

 The Fund's Institutional and Investment Shares returned 10.04% and 9.88%, respectively, versus 9.84% for the Fund's benchmark, the Lehman Brothers 1-3-Year Government Bond Index.

Taking advantage of spreads

 The Fund began the period with an average maturity of 2.3 years compared to
1.9 years for its benchmark. The Fund benefited from its longer average matu-rity as interest rates fell and bond prices rose. We reduced the Fund's average maturity to 2 years by the end of the period because we anticipated yields would not fall much further.

 We emphasized high-quality corporate issues during the period. Prices for high-quality corporate paper declined early in the period, when investors con-cerned with corporate creditworthiness sought shelter in agency and Treasury issues. Spreads between Treasury and corporate yields during the period were at their widest levels since the last recession, roughly a decade ago. We found many corporate bonds with strong credit profiles and large yield advantages over Treasury securities, which made attractive additions to the Fund. The Fund's credit quality began and ended the period at AA2.

                                     ****

                          4 star Morningstar rating
                          (among 1,827 fixed income
                        funds overall as of 7/31/01)+


                                    [GRAPH]

Kent Short-Term Bond Fund
Distribution of net assets*
As of July 31, 2001

U.S. Government & Agency Issues                    28.5%
Cash Equivalents Net Other Assets & Liabilities     6.3%
Corporate Notes & Bonds                            65.2%

Kent Short Term Bond Fund
SEC 30-Day Yields
As of July 31, 2001

Institutional Class....................... 4.51%
Investment Class.......................... 4.36%

SEC 30-day yield is computed based on net income during the 30-day period ended July 31, 2001. Yield calculations represent past performance and will fluctuate.

Certain fees were waived, had these waivers not been in effect, the 30-day SEC yields would have been lower.

--------------------------------------------------------------------------------

Looking ahead

 The Federal Reserve has been very aggressive in reducing interest rates. Going forward, we expect the economy to rebound, which should continue to help the performance of our corporate holdings. We do not expect higher inflation in the near future, as there is corporate production capacity available to meet increased demand for goods and services. We feel interest rates could drift up modestly by year-end, reflecting increased demands for capital. In anticipation of a rising rate environment, we have shortened the Fund's average maturities to be close to the average maturity for its benchmark. That said, we do not expect the economic recovery to be powerful enough to raise interest rates sharply.
--------------------------------------------------------------------------------

*The Fund's portfolio composition is subject to change.
+Morningstar proprietary ratings reflect risk-adjusted performance through 7/31/01. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and ten-year returns (with fee adjustments) on excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The Fund received 5 stars for the three-year period and 4 stars for the five-year period for the Investment and Institutional Shares. Funds with multiple share classes have a common portfolio. It was rated among 1,827 and 1,341 fixed income funds for the three- and five-year periods, respectively. The overall rating is a weighted average of the three-, five- and 10-year rating (where applicable). Ten percent of the funds in a rating category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.

Kent Short Term Bond Fund

Average Annual Returns as of July 31, 2001

                 Institutional Class    Investment Class
                 (Inception: 11/2/92) (Inception: 12/4/92)
-------------------------------------------------------------------------------

One Year                10.04%               9.88%
 ...............................................................................
Three Years              6.25%               6.14%
 ...............................................................................
Five Years               6.32%               6.17%
 ...............................................................................
Since Inception          5.48%               5.34%

-------------------------------------------------------------------------------

Growth of a $10,000 Investment
       As compared with the Lehman Brothers 1-3-Year Government Bond Index, the
                              Consumer Price Index and the 91-Day Treasury Bill

                                    [GRAPH]
Institutional Class Shares

             Kent Short     Lehman Brothers
             Term Bond         1-3-Year
         Fund Institutional   Government      Consumer        91-Day
            Class Shares      Bond Index     Price Index  Treasury Bill
11/2/92        10,000           10,000          10,000        10,000
  12/92        10,087           10,078          10,007        10,053
  12/93        10,395           10,621          10,282        10,356
  12/94        10,502           10,675          10,557        10,798
  12/95        11,608           11,832          10,825        11,393
  12/96        12,098           12,430          11,185        11,965
  12/97        12,875           13,626          11,375        12,593
  12/98        13,663           14,517          11,559        13,160
  12/99        14,005           14,947          11,869        13,784
  12/00        15,143           16,168          12,271        14,610
   7/01        15,943           17,018          12,518        14,999

-------------------------------------------------------------------------------

                                    [GRAPH]
Investment Class Shares
                Kent Short     Lehman Brothers
              Term Bond Fund      1-3 Year
                Investment       Government        Consumer        91-Day
               Class Shares      Bond Index       Price Index   Treasury Bill
11/2/92           10,000           10,000           10,000         10,000
  12/92           10,030           10,078           10,007         10,053
  12/93           10,335           10,621           10,282         10,356
  12/94           10,439           10,675           10,557         10,798
  12/95           11,514           11,832           10,825         11,393
  12/96           11,982           12,430           11,185         11,965
  12/97           12,732           13,626           11,375         12,593
  12/98           13,495           14,517           11,559         13,160
  12/99           13,812           14,970           11,869         13,749
  12/00           14,912           16,193           12,271         14,573
   7/01           15,688           17,045           12,518         14,961

-------------------------------------------------------------------------------

The Fund's performance is measured against the Lehman Brothers 1-3-Year Government Bond Index, which is an unmanaged index comprised of U.S. Treasury issues and publicly issued debt of U.S. Government agencies with maturities of one to three years. The 91-Day Treasury bill return tracks the investment returns paid on U.S. Treasury bills maturing in 91 days. The Consumer Price Index is an unmanaged index measuring the price increases in a standardized "market basket" of consumer products. The indices do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The chart represents historical performance of a hypothetical investment of $10,000 in the Kent Short Term Bond Fund from 11/2/92 (Institutional Class Shares) and 12/4/92 (Investment Class Shares) to 7/31/01, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

During various periods reflected in the graphs above certain fees were waived. Had waivers not been in effect, total return would have been lower.

Portfolio Reviews

     The Kent Tax-Free Income Fund+
     By Michael Martin, CFA
     Portfolio Manager

 Municipal bond yields fell during the 12 month period ended July 31, 2001. For example, the yield on a 30-year AAA-rated general obligation municipal security stood at 5.06% as of July 31, 2001, down 54 basis points from the beginning of the period.

 Evidence of a significant economic slowdown during the period raised fears that the economy would slip into a recession, and prompted the Federal Reserve to cut short-term interest rates six times during the period in an effort to boost economic growth. Investors early in the period anticipated a rate cut by the Federal Reserve, and the yield on a 30-year AAA-rated general obligation municipal bond fell from 5.60% on August 1, 2000 to 5.16% by December 30, 2000. The Federal Reserve began cutting short-term interest rates in January 2001, and eventually cut rates by a total of 2.75 percentage points during the peri-od.

 Municipal bond yields rose temporarily in April as individual investors liqui-dated municipal holdings to pay their tax bills. However, yields again fell after tax season ended and, as further economic weakness caused the Federal Reserve to continue cutting interest rates. Furthermore, coupon payments and maturity dates are particularly heavy during June and July. That benefited municipal bonds as holders of municipal bonds reinvested their cash back into the municipal market.

 The supply of municipal bonds was relatively high during the first six-months of 2001. Municipal bond issuance for the first half of 2001 totaled $154 bil-lion, 38% higher than the same period of 2000. However strong retail demand more than offset the supply. Investors seeking capital preservation shifted money into the municipal market as the economy weakened and the stock market posted significant losses.

 The Fund's Institutional and Investment Shares returned 9.89% and 9.69%, respectively, for the 12 months ended July 31, 2001. Those compared to a 10.08% return for the Fund's benchmark the Lehman Brothers Municipal Bond Index.

Managing the Fund

 The average maturity of the Fund's portfolio began the period at 15.66 years. We reduced the Fund's average maturity throughout the period as the municipal market rallied and became more expensive, in keeping with our policy of selling into strength. The Fund's average maturity as of July 31, 2001 was 13.20 years.*


           [GRAPH]

Kent Tax-Free Income Fund
Distribution of Net Assets*
As of July 31, 2001

South                 17.7%
North Central         38.1%
East                  15.1%
Other                  3.7%
Mountain              14.2%
Pacific               11.2%
Kent Tax-Free Income Fund
SEC 30-Day Yields
As of July 31, 2001

Institutional Class....................... 3.65%
Investment Class.......................... 3.40%

SEC 30-day yield is computed based on net income during the 30-day period ended July 31, 2001. Yield calculations represent past performance and will fluctuate.

--------------------------------------------------------------------------------

 We maintained the Fund's high-quality portfolio. The average credit rating of the Fund's portfolio ended the period at AAA. The additional yield available on lower-rated issues was not enough to justify the extra risk on such securi-ties.*

Looking ahead

 The question moving into the second half of 2001 is how much the Federal Reserve will need to cut interest rates to stimulate the economy. We feel that the worst of the economic slowdown is behind us, and that the Federal Reserve is nearing the end of the easing cycle. There is some concern that yields could rise by the end of the year, although for the time being the market will likely remain in a limited trading range. In that environment, we attempt to take advantage of any spike in yields to purchase high-quality municipal securities at attractive yields.
--------------------------------------------------------------------------------

+The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
*The Fund's portfolio composition is subject to change.

Kent Tax-Free Income Fund

Average Annual Returns as of July 31, 2001

                 Institutional Class    Investment Class
                 (Inception: 3/20/95) (Inception: 3/31/95)
-------------------------------------------------------------------------------

One Year                9.89%                9.69%
 ...............................................................................
Three Years             5.19%                4.94%
 ...............................................................................
Five Years              6.07%                5.79%
 ...............................................................................
Since Inception         6.12%                5.87%

-------------------------------------------------------------------------------

Growth of a $10,000 Investment
                      As compared with the Lehman Brothers Municipal Bond Index


                                    [GRAPH]
Institutional Class Shares
             Kent Tax-Free Income Fund
             Institutional Class Shares    Lehman Brothers Municipal Bond Fund
3/20/95               10,000                             10,000
  12/95               10,860                             10,971
  12/96               11,290                             11,457
  12/97               12,261                             12,511
  12/98               12,957                             13,242
  12/99               12,534                             12,969
  12/00               14,088                             14,484
   7/01               14,603                             15,122

--------------------------------------------------------------------------------


                                    [GRAPH]
Investment Class Shares
             Kent Tax-Free Income Fund
              Investment Class Shares    Lehman Brothers Municipal Bond Fund
3/31/95               10,000                             10,000
  12/95               10,834                             10,971
  12/96               11,217                             11,457
  12/97               12,150                             12,511
  12/98               12,809                             13,242
  12/99               12,373                             12,969
  12/00               13,855                             14,484
   7/01               14,352                             15,122


--------------------------------------------------------------------------------

The Fund's performance is measured against the Lehman Brothers Municipal Bond Index, which is an unmanaged index comprised of general obligation municipal debt instruments. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The chart represents historical performance of a hypothetical investment of $10,000 in the Kent Tax-Free Income Fund from 3/20/95 (Institutional Class Shares) and 3/31/95 (Investment Class Shares) to 7/31/01, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance is no guarantee of future results. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

During various periods reflected in the graphs above certain fees were waived. Had waivers not been in effect, total returns would have been lower.

Portfolio Reviews

     Kent Intermediate Tax-Free Fund+
     By Michael Martin, CFA
     Portfolio Manager

 Municipal bond yields fell during most of the 12 month period ended July 31, 2001, due to a slowdown in the pace of economic growth and six interest rate cuts by the Federal Reserve. Municipal bond prices, which move in the opposite direction of yields, rose in that environment.

 Signs of a severe economic slowdown during the period raised fears that the economy would enter a recession. The Federal Reserve in an effort to spark the economy cut short-term interest rates by a total of 2.75 percentage points. Those rate cuts look to have kept the economy out of recession, but economic growth during much of the period was extremely weak.

 Investors during the period expected the Federal Reserve to ease its monetary policy, which helped push rates lower well before the Federal Reserve actually began cutting rates in January. The yield on a ten-year AAA-rated general obli-gation bond began the period at 4.83% and declined during most of the period. Yields rose temporarily in April as individual investors liquidated municipal holdings to pay their tax bills. However, yields fell during the rest of the period as the economy showed further weakness and the Federal Reserve continued to cut rates. The yield on a ten-year AAA-rated general obligation bond ended the period at 4.22%, a net decline of 61 basis points.

 Municipal bond issuance for the first half of 2001 totaled $154 billion, 38% higher than the same period of 2000. However, that large supply was met with strong demand from investors seeking capital preservation in the wake of sig-nificant stock market losses during the period.

 Intermediate-term municipal bonds underperformed intermediate-term Treasury securities. The ratio of the yield between a ten-year municipal security and a comparable Treasury security ended the period at 83.8%, up from 79.9% on August 1, 2000. That underperformance in the ten-year municipal sector was a result of the strength of the rally experienced in the Treasury market as the Federal Reserve aggressively cut rates.

 The Fund's Institutional and Investment Shares posted total returns of 8.57% and 8.30%, respectively, for the 12 months through July 31, 2001. That compared to a 7.66% total return for the Fund's benchmark the Lehman Brothers Three-Year General Obligation Municipal Bond Index.

Positioning the Fund

 The Fund's average maturity began the period at 7.99 years. We reduced the average maturity as yields fell during the period, consistent with our strategy of selling into market rallies. The Fund's average maturity was 7.81 years by the end of 2000, and it stood at 6.23 years on July 31, 2001.*

 We focused on municipal bonds with strong credit ratings, as the extra yield on lower-quality bonds was not enough to justify the additional credit risk of such bonds. The average credit rating of the Fund's portfolio was very high, at AA. Investors favored such high-quality issues during the period and largely avoided lower-rated bonds in the wake of economic weakness.*

                                     ****

                           4 star Morningstar rating
                          (among 1,667 municipal bond
                        funds overall as of 7/31/01)++
                            (Institutional Shares)

           [GRAPH]

Kent Intermediate Tax-Free Fund
Distribution of net assets*
As of July 31, 2001

Mountain          8.4%
Other             4.1%
East             10.7%
North Central    44.7%
South            14.6%
Pacific          17.5%

Kent Intermediate Tax-Free Fund
SEC 30-Day Yields
As of July 31, 2001

Institutional Class....................... 3.24%
Investment Class.......................... 3.00%

SEC 30-day yield is computed based on net income during the 30-day period ended July 31, 2001. Yield calculations represent past performance and will fluctuate.

Certain fees were waived, had these waivers not been in effect, the 30-day SEC yields would have been lower.

--------------------------------------------------------------------------------

The outlook

 The strength of the U.S. economy continues to be of significant concern for investors. The Federal Reserve need to cut short-term interest rates further if economic growth remains sluggish. That said, we believe the worst of the eco-nomic slowdown is behind us, and that the Federal Reserve's monetary policy may shift to a more neutral stance. Bond yields will likely trade in a narrow range until there is more clear evidence about the economy's health, although yields may be higher by the end of the year if the economy gains momentum. We will attempt to take advantage of any spike in yields to purchase high-quality municipal securities at attractive yields.
--------------------------------------------------------------------------------

+The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
*The Fund's portfolio composition is subject to change.
++Morningstar proprietary ratings reflect risk-adjusted performance through 7/31/01. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and ten-year returns (with fee adjustments) on excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The Fund received 4 stars for the three-year and five-year period (Institutional Shares) and received 4 stars for the three-year period and 3 stars for the five-year period (Investment Shares). Funds with multiple share classes have a common portfolio. It was rated among 1,667 and 1,444 municipal funds for the three- and five-year periods, respectively. The overall rating is a weighted average of the three-, five- and 10-year rating (where applicable). Ten percent of the funds in a rating category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.

Kent Intermediate Tax-Free Fund

Average Annual Returns as of July 31, 2001

                  Institutional Class    Investment Class
                 (Inception: 12/16/92) (Inception: 12/18/92)
-------------------------------------------------------------------------------

One Year                 8.57%                 8.30%
 ...............................................................................
Three Years              5.03%                 4.76%
 ...............................................................................
Five Years               5.49%                 5.22%
 ...............................................................................
Since Inception          5.32%                 5.10%

-------------------------------------------------------------------------------

Growth of a $10,000 Investment
   As compared with the Lehman Brothers Three-Year General Obligation Municipal Bond Index and the Lehman Brothers Five-Year General Obligation Municipal Bond
                                                                          Index


                                    [GRAPH]
Institutional Class Shares

             Kent Intermediate    Lehman Brothers         Lehman Brothers
               Tax-Free Fund     Three-Year General      Five-Year General
               Institutional    Obligation Municipal    Obligation Municipal
               Class Shares         Bond Index               Bond Index
12/16/92          10,000              10,000                   10,000
   12/92          10,060              10,300                   10,500
   12/93          10,895              10,673                   10,930
   12/94          10,567              10,755                   10,779
   12/95          11,941              11,705                   12,032
   12/96          12,349              12,243                   12,589
   12/97          13,222              12,905                   13,406
   12/98          13,929              13,572                   13,521
   12/99          13,788              13,833                   14,290
   12/00          15,028              14,698                   15,387
    7/01          15,638              15,376                   16,138

-------------------------------------------------------------------------------


                                    [GRAPH]
Investment Class Shares
             Kent Intermediate       Lehman Brothers      Lehman Brothers
               Tax-Free Fund        Three-Year General    Five-Year General
                Investment         Obligation Municipal  Obligation Municipal
               Class Shares             Bond Index            Bond Index
12/18/92          10,000                  10,000                10,000
   12/92          10,040                  10,200                10,600
   12/93          10,873                  10,673                10,930
   12/94          10,543                  10,755                10,779
   12/95          11,889                  11,705                12,032
   12/96          12,266                  12,243                12,581
   12/97          13,100                  12,905                13,406
   12/98          13,765                  13,572                13,521
   12/99          13,591                  13,833                14,290
   12/00          14,776                  14,698                15,387
    7/01          15,353                  15,376                16,138

-------------------------------------------------------------------------------

The Fund's performance is measured against the Lehman Brothers Three-Year General Obligation Municipal Bond Index and the Lehman Brothers Five-Year General Obligation Municipal Bond Index, both of which are unmanaged indices comprised of debt instruments issued by municipalities. The indices do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The chart represents historical performance of a hypothetical investment of $10,000 in the Kent Intermediate Tax-Free Fund from 12/16/92 (Institutional Class Shares) and 12/18/92 (Investment Class Shares) to 7/31/01, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

During various periods reflected in the graphs above certain fees were waived. Had waivers not been in effect, total returns would have been lower.

Portfolio Reviews

     Kent Michigan Municipal Bond Fund+,++
     By Sarah M. Quirk
     Portfolio Manager

 Municipal bonds performed well during the 12 month period ended July 31, 2001. Yields on all types of municipal bonds fell, due to weaker-than-expected eco-nomic growth and six interest rate cuts by the Federal Reserve Board.

 The U.S. economy slowed significantly during the period, as the Federal Reserve's restrictive monetary policy during the first half of 2000 began to take effect. The extent of the economic slowdown caused investors to fear that the economy would slide into recession. The Federal Reserve aggressively cut short-term interest rates six times during the first half of 2001, for a total reduction of 2.75 percentage points, in an effort to boost economic growth. The Federal Reserve's efforts appear to have kept the economy from slipping into recession, although economic growth during the period was extremely weak.

 Shorter-term municipal securities with maturites of less than 10 years per-formed especially well in that environment, as such bonds are strongly affected by the aggressive Federal Reserve policy. The yield on the five-year AAA-rated general obligation municipal security fell 102 basis points during the period, to 3.56%.

 Municipal bonds also benefited from a positive supply-and-demand environment. The supply of Michigan municipal issues, although higher than last year, has been met with solid demand. Investors seeking capital preservation shifted money into the municipal market as the economy weakened and the stock market posted significant losses.

 The State of Michigan's general obligation rating was upgraded during the sec-ond half of 2000 to AAA by the two major agencies. The rating reflects the state's "consistently strong fiscal operations and budgetary performance" and "a manufacturing-reliant economic base that has exhibited strength and increased diversification, steady employment growth and low debt." The upgrade effects $840 million of general obligation debt and $8.6 billion of local school bonds that qualify for Michigan's School Bond Loan Fund program.

 The Fund's Institutional and Investment Shares delivered total returns of 7.34% and 7.19%, respectively, for the 12 months ended July 31, 2001. That com-pared to a 7.66% total return for the Fund's benchmark the Lehman Brothers Three-Year General Obligations Municipal Bond Index.

Managing the Fund

 The average maturity of the Fund's portfolio stood at 3.8 years on August 1, 2000. We reduced the average maturity throughout the period as municipal bond yields fell. The average maturity of the Fund's portfolio was 3.25 years as of July 31, 2001.*

 We maintained the high quality of the portfolio during the period. The yield advantage offered by lower-rated issues was not enough to justify the additional risk inherent in such securities. We also looked for opportunities to add additional yield to the Fund without compromis-ing the overall quality of the portfolio. We did this during the fourth quarter of 2000 by buying high-quality bonds such as Michigan Higher Education for Kalamazoo College with a 5.25% coupon, due in December 2003 (0.71% of net assets).*




                                   [GRAPHIC]
                           4 star Morningstar rating
                          (among 1,667 municipal bond
                        funds overall as of 7/31/00)/1/

                      [GRAPH]

Kent Michigan Municipal Bond Fund
Distribution of Net Assets*
As of July 31, 2001

Cash Equivalents Net
 Other Assets & Liabilities          1.2%
Municipal Securities                98.8%


Kent Michigan Municipal Bond Fund
SEC 30-Day Yields
As of July 31, 2001

Institutional Class....................... 3.26%
Investment Class.......................... 3.11%

SEC 30-day yield is computed based on net income during the 30-day period ended July 31, 2001. Yield calculations represent past performance and will fluctuate.

--------------------------------------------------------------------------------

Going forward

 The Federal Reserve may need to cut short-term interest rates further if the economy remains weak. We believe, however, that we are through the worst of the economic slowdown, which reduces the likelihood of significant further rate cuts by the Federal Reserve during the coming months. Bond yields could trade in a narrow range until investors receive clearer signals regarding the direc-tion of the economy, but yields could rise later in 2001 if the economy shows signs of recovering. We will look to extend the average maturity of the portfo-lio when market conditions provide opportunities to do so. For example, we will attempt to take advantage of rising rates to purchase high-quality municipal securities at attractive yields. We also will maintain the high credit quality of the Fund's portfolio.
--------------------------------------------------------------------------------
+The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
++Regional funds may be subject to additional risk, since the companies they invest in are located in one geographical location.
*The Fund's portfolio composition is subject to change.
/1/ Morningstar proprietary ratings reflect risk-adjusted performance through 7/31/01. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three, five- and ten-year returns' (with fee adjustments) on excess of 90-day Treasury bill returns, and a risk factor that reflects performance below 90-day Treasury bill returns. The Fund received 5 stars for the three-year period and 4 stars for the five-year period for the Institutional and Investment shares. Funds with multiple share classes have a common portfolio. It was rated among 1,667 and 1,444 municipal bond funds for the three- and five-year periods, respectively. The overall rating is a weighted average of the three-, five- and 10-year rating (where applicable). Ten percent of the funds in a rating category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.

Kent Michigan Municipal Bond Fund

Average Annual Returns as of July 31, 2001

                 Institutional Class   Investment Class
                 (Inception: 5/3/93) (Inception: 5/11/93)
-------------------------------------------------------------------------------

One Year                7.34%               7.19%
 ...............................................................................
Three Years             4.50%               4.35%
 ...............................................................................
Five Years              4.69%               4.54%
 ...............................................................................
Since Inception         4.39%               4.23%

-------------------------------------------------------------------------------

Growth of a $10,000 Investment
                    As compared with the Lehman Brothers Three-Year General Obligation Municipal Bond Index


                                    [GRAPH]
Institutional Class Shares
          Kent Michigan Municipal Bond Fund   Lehman Brothers Three-Year
          Institutional Class Shares          General Obligation Municipal
                                              Bond Index
5/3/93             10,000                               10,000
 12/93             10,300                               10,311
 12/94             10,340                               10,390
 12/95             11,190                               11,308
 12/96             11,580                               11,828
 12/97             12,222                               12,468
 12/98             12,802                               13,113
 12/99             12,887                               13,365
 12/00             13,700                               14,200
  7/01             14,249                               14,855

-------------------------------------------------------------------------------


                                    [GRAPH]
Investment Class Shares
         Kent Michigan Municipal Bond Fund    Lehman Brothers Three-Year
             Investment Class Shares         General Obligation Municipal
                                                     Bond Index
5/11/93             10,000                             10,000
  12/93             10,285                             10,311
  12/94             10,301                             10,390
  12/95             11,126                             11,308
  12/96             11,500                             11,828
  12/97             12,119                             12,468
  12/98             12,676                             13,113
  12/99             12,741                             13,365
  12/00             13,512                             14,200
   7/01             14,055                             14,855


-------------------------------------------------------------------------------

The Fund's performance is measured against the Lehman Brothers Three-Year General Obligation Municipal Bond Index, which is an unmanaged index comprised of debt instruments issued by municipalities. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The chart represents historical performance of a hypothetical investment of $10,000 in the Kent Michigan Municipal Bond Fund from 5/3/93 (Institutional Class Shares) and 5/11/93 (Investment Class Shares) to 7/31/01, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance is no guarantee of future results. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

During various periods reflected in the graphs above certain fees were waived. Had waivers not been in effect, total returns would have been lower.

                                  Growth and Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  July 31, 2001

[LOGO OF KENT FUNDS]

 Shares                    Security Description                        Value
 ------                    --------------------                        -----

 COMMON STOCKS (98.9%):
         Advertising (0.1%):
  30,900 Interpublic Group Cos., Inc. ...........................   $    845,733
                                                                    ------------
         Aerospace & Defense (0.8%):
  57,725 Boeing Co. .............................................      3,378,644
  23,750 Lockheed Martin Corp. ..................................        940,975
  18,250 Rockwell Collins (b)....................................        377,775
                                                                    ------------
                                                                       4,697,394
                                                                    ------------
         Apparel Manufacturers (0.1%):
   8,200 V.F. Corp. .............................................        300,202
                                                                    ------------
         Appliances & Household Products (0.1%):
   4,600 Whirlpool Corp. ........................................        324,484
                                                                    ------------
         Applications Software (3.4%):
 294,000 Microsoft Corp. (b).....................................     19,459,860
  27,000 Parametric Technology Corp. (b).........................        255,690
  14,200 Siebel Systems, Inc. (b)................................        489,332
                                                                    ------------
                                                                      20,204,882
                                                                    ------------
         Auto/Truck -- Original Equipment (0.1%):
  31,525 Delphi Automotive Systems Corp. ........................        515,749
   6,350 TRW, Inc. ..............................................        280,988
                                                                    ------------
                                                                         796,737
                                                                    ------------
         Auto/Truck -- Replacement Equipment (0.1%):
  22,650 Genuine Parts Co. ......................................        745,638
                                                                    ------------
         Automotive (0.8%):
 109,700 Ford Motor Co. .........................................      2,794,059
  31,200 General Motors Corp. ...................................      1,984,320
                                                                    ------------
                                                                       4,778,379
                                                                    ------------
         Banks -- Major Regional (4.5%):
  70,500 Bank One Corp. .........................................      2,729,055
  12,500 Comerica, Inc. .........................................        769,875
  30,562 Fifth Third Bancorp**...................................      1,926,017
  53,000 First Union Corp. ......................................      1,876,200
  63,675 FleetBoston Financial Corp. ............................      2,389,086
  16,500 Huntington Bancshares...................................        302,115
  22,400 KeyCorp.................................................        599,200
  37,900 Mellon Financial Corp. .................................      1,440,958
  34,300 National City Corp. ....................................      1,101,716
  18,000 Northern Trust Corp. ...................................      1,148,400
  20,200 PNC Bank Corp. .........................................      1,340,270
  21,900 State Street Corp. .....................................      1,177,563
  13,400 SunTrust Banks, Inc. ...................................        927,950
 105,200 U.S. Bancorp............................................      2,497,448
   6,800 Union Planters Corp. ...................................        303,892
  11,500 Wachovia Corp. .........................................        817,650
 111,000 Wells Fargo Co. ........................................      5,112,659
                                                                    ------------
                                                                      26,460,054
                                                                    ------------
         Banks -- Money Center (2.3%):
  90,100 Bank of America Corp. ..................................      5,732,162
  50,700 Bank of New York Co., Inc. .............................      2,274,402

 Shares                   Security Description                       Value
 ------                   --------------------                       -----
 COMMON STOCKS (continued)
         Banks -- Money Center (continued)

  23,900 BB&T Corp. ...........................................   $    882,149
 104,800 J.P. Morgan Chase & Co. ..............................      4,537,840
                                                                  ------------
                                                                    13,426,553
                                                                  ------------
         Banks -- South (0.1%):
  18,000 SouthTrust Corp. .....................................        462,060
                                                                  ------------
         Beverages -- Alcoholic (0.5%):
   6,000 Adolph Coors Co. .....................................        301,740
  55,800 Anheuser-Busch Co., Inc. .............................      2,416,698
                                                                  ------------
                                                                     2,718,438
                                                                  ------------
         Beverages -- Soft Drinks (1.7%):
 137,300 Coca-Cola Co. ........................................      6,123,580
  84,300 PepsiCo, Inc. ........................................      3,930,909
                                                                  ------------
                                                                    10,054,489
                                                                  ------------
         Broadcasting/Cable (0.7%):
  32,600 Clear Channel Communications, Inc. (b)................      1,910,360
  55,000 Comcast Corp., Special Class A (b)....................      2,091,650
                                                                  ------------
                                                                     4,002,010
                                                                  ------------
         Building -- Maintenance & Services (0.0%):
   7,300 Ecolab, Inc. .........................................        292,292
                                                                  ------------
         Building Products -- Retail/Wholesale (1.3%):
 123,500 Home Depot, Inc. .....................................      6,220,695
  41,000 Lowe's Cos., Inc. ....................................      1,565,380
                                                                  ------------
                                                                     7,786,075
                                                                  ------------
         Building Products -- Wood (0.2%):
  15,425 Weyerhaeuser Co. .....................................        921,335
                                                                  ------------
         Chemicals -- Diversified (0.8%):
  53,600 Dow Chemical Co. .....................................      1,951,040
  58,900 E.I. du Pont de Nemours & Co. ........................      2,522,098
                                                                  ------------
                                                                     4,473,138
                                                                  ------------
         Chemicals -- Specialty (0.3%):
  15,400 Air Products & Chemical, Inc. ........................        628,782
   8,700 Eastman Chemical Co. .................................        381,756
   9,900 Praxair, Inc. ........................................        448,866
   9,800 Sigma-Aldrich Corp. ..................................        424,242
                                                                  ------------
                                                                     1,883,646
                                                                  ------------
         Circuits (0.1%):
  15,600 Maxim Integrated Products, Inc. (b)...................        720,252
                                                                  ------------
         Commercial Services (0.3%):
  63,325 Cendant Corp. (b).....................................      1,288,664
  10,000 Convergys Corp. (b)...................................        311,500
                                                                  ------------
                                                                     1,600,164
                                                                  ------------
         Commercial Services -- Finance (0.1%):
   6,400 H & R Block, Inc. ....................................        456,768
                                                                  ------------

                                   Continued

                                  Growth and Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

 Shares                   Security Description                       Value
 ------                   --------------------                       -----

 COMMON STOCKS (continued)
         Computer Software (1.3%):
  13,700 Adobe Systems, Inc. ..................................   $    513,613
  10,000 Autodesk, Inc. .......................................        372,900
  46,500 Computer Associates International, Inc. ..............      1,603,320
 298,500 Oracle Corp. (b)......................................      5,396,880
                                                                  ------------
                                                                     7,886,713
                                                                  ------------
         Computers (3.5%):
 137,300 Dell Computer Corp. (b)...............................      3,697,489
  19,275 Gateway Inc. (b)......................................        202,195
 125,800 Hewlett-Packard Co. ..................................      3,102,228
 100,000 IBM Corp. ............................................     10,521,000
 174,300 Sun Microsystems, Inc. (b)............................      2,839,347
                                                                  ------------
                                                                    20,362,259
                                                                  ------------
         Computers -- Mainframe (0.0%):
  20,000 Unisys Corp. (b)......................................        229,000
                                                                  ------------
         Computers -- Memory Devices (0.5%):
 117,200 EMC Corp. (b).........................................      2,311,184
  21,400 VERITAS Software Corp. (b)............................        907,574
                                                                  ------------
                                                                     3,218,758
                                                                  ------------
         Computers -- Micro (0.3%):
 112,675 Compaq Computer Corp. ................................      1,683,365
                                                                  ------------
         Computers -- Networking Products (1.3%):
 387,000 Cisco Systems, Inc. (b)...............................      7,438,140
  17,750 Network Appliance, Inc. (b)...........................        221,520
                                                                  ------------
                                                                     7,659,660
                                                                  ------------
         Computers -- Services (0.7%):
  12,250 Computer Sciences Corp. (b)...........................        442,348
  32,050 Electronic Data Systems Corp. ........................      2,046,392
  27,375 First Data Corp. .....................................      1,897,635
                                                                  ------------
                                                                     4,386,375
                                                                  ------------
         Consumer Durable (0.1%):
   9,000 Danaher Corp. ........................................        509,310
                                                                  ------------
         Consumer Products (0.1%):
  15,000 Fortune Brands, Inc. .................................        549,300
                                                                  ------------
         Containers -- Paper & Plastic (0.1%):
  31,500 Pactiv Corp. (b)......................................        489,195
                                                                  ------------
         Cosmetics & Toiletries (0.7%):
  10,375 Alberto-Culver Co., Class B...........................        450,068
  39,812 Gillette Co. .........................................      1,109,560
  38,100 Kimberly-Clark Corp. .................................      2,316,861
                                                                  ------------
                                                                     3,876,489
                                                                  ------------
         Cruise Lines (0.2%):
  32,000 Carnival Corp. .......................................      1,068,800
                                                                  ------------
         Data Processing/Management (0.5%):
  54,000 Automatic Data Processing, Inc. ......................      2,751,300
                                                                  ------------

 Shares                    Security Description                        Value
 ------                    --------------------                        -----

 COMMON STOCKS (continued)
         Diversified (5.1%):
   9,000 FMC Corp. (b)...........................................   $    598,770
 539,000 General Electric Co. ...................................     23,446,499
  10,975 Johnson Controls, Inc. .................................        884,585
  20,800 Minnesota Mining & Manufacturing Co.....................      2,327,104
  12,300 Textron, Inc. ..........................................        692,736
  29,209 United Technologies Corp. ..............................      2,143,941
                                                                    ------------
                                                                      30,093,635
                                                                    ------------
         Diversified Manufacturing (1.3%):
  49,000 Honeywell International, Inc. ..........................      1,806,630
 114,025 Tyco International, Ltd. ...............................      6,066,130
                                                                    ------------
                                                                       7,872,760
                                                                    ------------
         Electric -- Integrated (1.2%):
  19,500 Allegheny Energy, Inc. .................................        840,840
  16,100 Dominion Resources, Inc. ...............................        973,889
  24,300 Exelon Corp. ...........................................      1,372,950
  21,411 Mirant Corp. (b)........................................        662,242
  16,566 NiSource, Inc. .........................................        436,680
   9,900 PPL Corp. ..............................................        445,302
  31,675 TXU Corp. ..............................................      1,472,887
  32,050 Xcel Energy, Inc. ......................................        863,427
                                                                    ------------
                                                                       7,068,217
                                                                    ------------
         Electronic -- Miscellaneous Components (0.2%):
  17,000 Linear Technology Corp. ................................        740,860
  16,960 Sanmina Corp. (b).......................................        369,898
                                                                    ------------
                                                                       1,110,758
                                                                    ------------
         Electronic Components -- Semiconductors (3.8%):
  18,250 Advanced Micro Devices, Inc. (b)........................        333,245
  23,500 Altera Corp. (b)........................................        706,410
  21,000 Analog Devices, Inc. (b)................................        966,000
  43,000 Applied Materials, Inc. (b).............................      1,971,980
 388,600 Intel Corp. ............................................     11,584,165
  29,500 Micron Technology, Inc. (b).............................      1,239,000
  15,000 Novellus Systems, Inc. (b)..............................        764,550
   4,900 QLogic Corp. (b)........................................        188,209
  18,250 Rockwell International Corp. ...........................        292,913
 106,725 Texas Instruments, Inc. ................................      3,682,012
  19,095 Xilinx, Inc. (b)........................................        763,800
                                                                    ------------
                                                                      22,492,284
                                                                    ------------
         Electronic Components/Instruments (0.1%):
  36,050 Solectron Corp. (b).....................................        630,154
                                                                    ------------
         Electronic Measuring Equipment (0.0%):
   6,000 Tektronix, Inc. (b).....................................        136,140
                                                                    ------------
         Electronic Measuring Instruments (0.1%):
  27,375 Agilent Technologies, Inc. (b)..........................        783,199
                                                                    ------------
         Fiber Optics (0.1%):
  55,500 Corning, Inc. ..........................................        869,130
                                                                    ------------
         Finance (0.4%):
  63,200 Washington Mutual, Inc. ................................      2,560,864
                                                                    ------------

                                   Continued

                                  Growth and Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

[LOGO OF KENT FUNDS]

 Shares                   Security Description                       Value
 ------                   --------------------                       -----

 COMMON STOCKS (continued)
         Financial -- Consumer Loans (0.4%):
  34,700 Household International, Inc. ........................   $  2,300,263
                                                                  ------------
         Financial -- Investment Banker/Broker (0.6%):
  54,100 Charles Schwab Corp. .................................        810,959
  53,400 Merrill Lynch & Co., Inc. ............................      2,896,416
                                                                  ------------
                                                                     3,707,375
                                                                  ------------
         Financial -- Miscellaneous Services (1.0%):
  77,237 American Express Co. .................................      3,114,968
  10,986 Capital One Financial Corp. ..........................        706,070
  52,275 MBNA Corp. ...........................................      1,850,535
                                                                  ------------
                                                                     5,671,573
                                                                  ------------
         Financial -- Mortgage & Related Services (1.4%):
  60,300 Fannie Mae............................................      5,019,975
  44,975 Freddie Mac...........................................      3,078,089
                                                                  ------------
                                                                     8,098,064
                                                                  ------------
         Financial Services -- Diversified (3.4%):
 307,000 Citigroup, Inc. ......................................     15,414,470
  73,200 Morgan Stanley Dean Witter & Co. .....................      4,378,824
                                                                  ------------
                                                                    19,793,294
                                                                  ------------
         Food -- Canned (0.2%):
  22,991 H.J. Heinz Co.........................................        993,441
                                                                  ------------
         Food -- Diversified (1.1%):
  34,600 ConAgra, Inc. ........................................        743,554
  27,069 General Mills, Inc....................................      1,190,495
  22,300 Kellogg Co. ..........................................        670,561
   7,000 Quaker Oats Co. ......................................        616,000
  17,000 Ralston Purina Group..................................        545,870
  39,759 Sara Lee Corp.........................................        801,939
  30,030 Unilever NV...........................................      1,800,298
                                                                  ------------
                                                                     6,368,717
                                                                  ------------
         Food Items -- Wholesale (0.1%):
  31,200 SUPERVALU, Inc........................................        654,264
                                                                  ------------
         Food Products (0.3%):
  42,000 Archer-Daniels-Midland Co. ...........................        562,380
  28,675 Safeway, Inc. (b).....................................      1,266,288
                                                                  ------------
                                                                     1,828,668
                                                                  ------------
         Gas -- Distribution (0.1%):
  21,200 KeySpan Corp. ........................................        649,568
                                                                  ------------
         Health Care (0.1%):
  15,200 McKesson HBOC, Inc. ..................................        630,040
                                                                  ------------
         Hotels & Lodging (0.2%):
  19,900 Marriott International, Inc., Class A.................        950,225
                                                                  ------------
         Hotels & Motels (0.1%):
  17,500 Starwood Hotels & Resorts Worldwide, Inc. ............        624,575
                                                                  ------------

 Shares                   Security Description                       Value
 ------                   --------------------                       -----

 COMMON STOCKS (continued)
         Instruments -- Scientific (0.1%):
  15,600 PerkinElmer, Inc......................................   $    491,400
                                                                  ------------
         Insurance -- Brokers (0.3%):
  18,500 Marsh & McLennan Cos., Inc. ..........................      1,857,400
                                                                  ------------
         Insurance -- Financial Guarantee (0.1%):
   9,400 MBIA, Inc.............................................        527,904
                                                                  ------------
         Insurance -- Life & Health (0.9%):
  44,000 American General Corp. ...............................      2,034,999
  13,250 CIGNA Corp. ..........................................      1,329,108
  10,650 Jefferson-Pilot Corp. ................................        505,982
  13,500 Lincoln National Corp.................................        688,905
  16,175 Torchmark Corp........................................        671,424
                                                                  ------------
                                                                     5,230,418
                                                                  ------------
         Insurance -- Multi-Line (3.0%):
   8,275 Aetna, Inc. (b).......................................        233,438
  45,050 Allstate Corp. .......................................      1,574,948
 147,600 American International Group, Inc.....................     12,287,700
  15,345 Hartford Financial Services Group, Inc................      1,015,992
  42,000 MetLife, Inc. ........................................      1,245,300
  15,800 MGIC Investment Corp. ................................      1,185,632
                                                                  ------------
                                                                    17,543,010
                                                                  ------------
         Insurance -- Property & Casualty (0.2%):
  13,200 Chubb Corp. ..........................................        926,244
                                                                  ------------
         Internet Services/Software (0.1%):
  30,000 Yahoo!, Inc. (b)......................................        528,600
                                                                  ------------
         Machinery -- Construction/Mining (0.1%):
  18,000 Ingersoll-Rand Co. ...................................        786,240
                                                                  ------------
         Machinery -- Electrical (0.3%):
  31,700 Emerson Electric Co. .................................      1,818,312
                                                                  ------------
         Machinery -- General Industrial (0.3%):
  22,350 Dover Corp. ..........................................        807,953
  17,900 Illinois Tool Works, Inc. ............................      1,127,700
                                                                  ------------
                                                                     1,935,653
                                                                  ------------
         Media Conglomerates (3.2%):
 245,199 AOL Time Warner, Inc. (b).............................     11,144,295
 118,600 The Walt Disney Co. ..................................      3,125,110
  94,200 Viacom, Inc., Class B (b).............................      4,691,160
                                                                  ------------
                                                                    18,960,565
                                                                  ------------
         Medical -- Biomedical/Genetic (0.7%):
  55,100 Amgen, Inc. (b).......................................      3,455,321
  12,000 Biogen, Inc. (b)......................................        680,280
                                                                  ------------
                                                                     4,135,601
                                                                  ------------
         Medical -- Drugs (8.8%):
  84,500 Abbott Laboratories...................................      4,528,355
  69,500 American Home Products Corp. .........................      4,191,545
 103,400 Bristol-Myers Squibb Co. .............................      6,115,076
  67,300 Eli Lilly & Co. ......................................      5,335,544

                                   Continued

                                  Growth and Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

 Shares                   Security Description                       Value
 ------                   --------------------                       -----

 COMMON STOCKS (continued)
         Medical -- Drugs (continued)
  11,000 MedImmune, Inc. (b)...................................   $    423,720
 135,000 Merck & Co., Inc. ....................................      9,177,300
 349,500 Pfizer, Inc. .........................................     14,406,389
  72,300 Pharmacia Corp. ......................................      3,226,026
  93,300 Schering-Plough Corp. ................................      3,643,365
                                                                  ------------
                                                                    51,047,320
                                                                  ------------
         Medical -- Health Medical Organization (0.1%):
   3,600 Wellpoint Health Networks (b).........................        385,056
                                                                  ------------
         Medical -- Hospital (0.4%):
  32,400 HCA-The Healthcare Co. ...............................      1,488,780
  19,000 Tenet Healthcare Corp. (b)............................      1,054,690
                                                                  ------------
                                                                     2,543,470
                                                                  ------------
         Medical -- Outpatient/Home Care (0.1%):
  25,000 HEALTHSOUTH Corp. (b).................................        427,500
                                                                  ------------
         Medical -- Wholesale Drug Distribution (0.3%):
  22,500 Cardinal Health, Inc. ................................      1,656,675
                                                                  ------------
         Medical Instruments (0.8%):
  10,200 Biomet, Inc. .........................................        495,210
  29,075 Guidant Corp. (b).....................................        926,911
  64,600 Medtronic, Inc. ......................................      3,102,738
                                                                  ------------
                                                                     4,524,859
                                                                  ------------
         Medical Products (1.8%):
  36,400 Baxter International, Inc. ...........................      1,812,720
 161,500 Johnson & Johnson.....................................      8,737,150
                                                                  ------------
                                                                    10,549,870
                                                                  ------------
         Metal -- Gold (0.1%):
  32,000 Barrick Gold Corp. ...................................        476,480
  10,500 Newmont Mining Corp. .................................        196,350
                                                                  ------------
                                                                       672,830
                                                                  ------------
         Metals (0.4%):
  61,800 Alcoa, Inc. ..........................................      2,424,414
   9,500 Inco, Ltd. (b)........................................        159,220
                                                                  ------------
                                                                     2,583,634
                                                                  ------------
         Networking Products (0.2%):
 187,000 Lucent Technologies, Inc. ............................      1,252,900
                                                                  ------------
         Office Automation & Equipment (0.2%):
  24,650 Pitney Bowes, Inc. ...................................        990,930
                                                                  ------------
         Office Supplies & Forms (0.1%):
   7,325 Avery Dennison Corp. .................................        375,480
                                                                  ------------
         Oil & Gas (0.4%):
  13,500 Anadarko Petroleum Corp. .............................        766,800
  45,525 Conoco, Inc., Class B.................................      1,411,275
  11,100 Transocean Sedco Forex, Inc. .........................        358,419
                                                                  ------------
                                                                     2,536,494
                                                                  ------------

 Shares                  Security Description                      Value
 ------                  --------------------                      -----

 COMMON STOCKS (continued)
         Oil & Gas -- Exploration & Production (0.1%):
  10,200 Kerr-McGee Corp. ...................................   $    644,436
                                                                ------------
         Oil -- Field Services (0.5%):
  30,000 Halliburton Co. ....................................      1,050,300
  38,500 Schlumberger, Ltd. .................................      2,069,375
                                                                ------------
                                                                   3,119,675
                                                                ------------
         Oil -- International Integrated (5.0%):
  40,000 Chevron Corp. ......................................      3,655,600
 392,800 Exxon Mobil Corp. ..................................     16,403,327
 119,000 Royal Dutch Petroleum Co., ADR......................      6,902,000
  30,000 Texaco, Inc. .......................................      2,077,500
                                                                ------------
                                                                  29,038,427
                                                                ------------
         Oil -- Production/Pipeline (0.5%):
  17,400 Dynegy Inc. ........................................        807,012
  48,100 Enron Corp. ........................................      2,181,335
                                                                ------------
                                                                   2,988,347
                                                                ------------
         Oil -- U.S. Exploration & Production (0.1%):
  14,600 Devon Energy Corp. .................................        791,466
                                                                ------------
         Oil -- U.S. Integrated (0.5%):
  18,500 Phillips Petroleum Co. .............................      1,056,165
  27,025 Unocal Corp. .......................................        966,955
  26,575 USX-Marathon Group..................................        788,480
                                                                ------------
                                                                   2,811,600
                                                                ------------
         Oil Field Machinery & Equipment (0.1%):
  18,000 Baker Hughes, Inc. .................................        640,440
                                                                ------------
         Oil Refining (0.1%):
  18,000 Sunoco, Inc. .......................................        622,440
                                                                ------------
         Paper & Related Products (0.4%):
  32,500 International Paper Co. ............................      1,327,950
  24,925 Mead Corp. .........................................        740,771
                                                                ------------
                                                                   2,068,721
                                                                ------------
         Photography (0.1%):
  17,900 Eastman Kodak Co. ..................................        775,249
                                                                ------------
         Pipelines (0.4%):
  27,400 El Paso Energy Corp. ...............................      1,417,950
  31,050 The Williams Companies, Inc. .......................      1,040,175
                                                                ------------
                                                                   2,458,125
                                                                ------------
         Pollution Control (0.2%):
  34,000 Waste Management, Inc. .............................      1,054,000
                                                                ------------
         Printers & Related Products (0.1%):
   7,325 Lexmark International Group, Inc. (b)...............        334,899
                                                                ------------
         Publishing -- Books (0.2%):
  15,200 McGraw-Hill Cos., Inc. .............................        932,824
                                                                ------------

                                   Continued

                                  Growth and Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

[LOGO OF KENT FUNDS]

 Shares                    Security Description                        Value
 ------                    --------------------                        -----

 COMMON STOCKS (continued)
         Publishing -- Newspapers (0.5%):
  22,900 Gannett, Inc. ..........................................   $  1,534,987
  16,625 New York Times Co. .....................................        769,738
  18,000 Tribune Co. ............................................        742,680
                                                                    ------------
                                                                       3,047,405
                                                                    ------------
         Restaurants (0.4%):
  86,300 McDonald's Corp. .......................................      2,514,782
                                                                    ------------
         Retail (0.4%):
  11,100 Best Buy Co. (b)........................................        743,256
  17,650 Kohl's Corp. (b)........................................      1,010,992
  38,000 Staples, Inc. (b).......................................        569,620
                                                                    ------------
                                                                       2,323,868
                                                                    ------------
         Retail -- Apparel/Shoes (0.5%):
  29,813 Coach, Inc. (b).........................................      1,126,037
  45,700 Gap, Inc. ..............................................      1,248,067
  43,450 Limited, Inc. ..........................................        737,347
                                                                    ------------
                                                                       3,111,451
                                                                    ------------
         Retail -- Consumer Electronics (0.1%):
  14,500 RadioShack Corp. .......................................        409,335
                                                                    ------------
         Retail -- Discount (2.4%):
  24,800 Costco Wholesale Corp. (b)..............................      1,067,640
 237,700 Wal-Mart Stores, Inc.*..................................     13,287,430
                                                                    ------------
                                                                      14,355,070
                                                                    ------------
         Retail -- Drug Store (0.5%):
  22,150 CVS Corp. ..............................................        797,622
  54,600 Walgreen Co. ...........................................      1,840,020
                                                                    ------------
                                                                       2,637,642
                                                                    ------------
         Retail -- Food & Drug (0.2%):
  45,400 Kroger Co. (b)..........................................      1,196,744
                                                                    ------------
         Retail -- Jewelry (0.1%):
   9,500 Tiffany & Co. ..........................................        335,350
                                                                    ------------
         Retail -- Major Department Stores (0.7%):
  21,100 May Department Stores Co. ..............................        700,520
  24,100 Sears, Roebuck & Co. ...................................      1,132,218
  64,100 Target Corp. ...........................................      2,480,670
                                                                    ------------
                                                                       4,313,408
                                                                    ------------
         Retail -- Regional Department Stores (0.1%):
  15,500 Federated Department Stores, Inc. (b)...................        598,300
                                                                    ------------
         Retail -- Wholesale -- Auto Parts (0.1%):
  12,200 AutoZone, Inc. (b)......................................        577,426
                                                                    ------------
         Rubber -- Tires (0.1%):
  12,600 The B.F. Goodrich Co. ..................................        440,244
                                                                    ------------
         Shoes & Related Apparel (0.2%):
  21,700 Nike, Inc., Class B.....................................      1,031,835
                                                                    ------------

 Shares                   Security Description                       Value
 ------                   --------------------                       -----

 COMMON STOCKS (continued)
         Soap & Cleaning Preparations (1.2%):
  34,413 Colgate-Palmolive Co. ................................   $  1,865,185
  72,100 Procter & Gamble Co. .................................      5,120,542
                                                                  ------------
                                                                     6,985,727
                                                                  ------------
         Steel -- Producers (0.1%):
   8,225 Nucor Corp. ..........................................        393,895
                                                                  ------------
         Telecommunications -- Equipment (0.9%):
  48,400 ADC Telecommunications, Inc. (b)......................        237,644
   8,885 Comverse Technology, Inc. (b).........................        251,268
  71,900 JDS Uniphase Corp. (b)................................        664,356
 129,500 Nortel Networks Corp., ADR............................      1,029,525
  40,200 QUALCOMM, Inc. (b)....................................      2,541,845
  24,750 Tellabs, Inc. (b).....................................        407,633
                                                                  ------------
                                                                     5,132,271
                                                                  ------------
         Telecommunications -- Services/Equipment (0.2%):
  63,716 AT&T Wireless Services Inc. (b).......................      1,190,860
                                                                  ------------
         Telecommunications -- Services and Equipment (0.3%):
  25,000 Avaya, Inc. (b).......................................        313,250
  43,000 Nextel Communications, Inc., Class A (b)..............        715,950
  38,000 Sprint Corp., PCS Group (b)...........................        984,960
                                                                  ------------
                                                                     2,014,160
                                                                  ------------
         Telephone -- Integrated (3.0%):
 198,000 AT&T Corp. ...........................................      4,001,580
  90,300 Qwest Communications International, Inc. .............      2,347,800
 162,600 Verizon Communications, Inc. .........................      8,804,790
 161,000 WorldCom, Inc. (b)....................................      2,254,000
                                                                  ------------
                                                                    17,408,170
                                                                  ------------
         Tobacco (1.1%):
 125,500 Philip Morris Cos., Inc. .............................      5,710,250
  23,550 U.S.T., Inc. .........................................        728,873
                                                                  ------------
                                                                     6,439,123
                                                                  ------------
         Tools -- Hand Held (0.1%):
  16,500 The Stanley Works.....................................        719,235
                                                                  ------------
         Toys/Game/Hobby (0.1%):
  21,900 Mattel, Inc. .........................................        392,010
                                                                  ------------
         Transportation -- Air Freight (0.1%):
  19,450 FDX Corp. (b).........................................        804,647
                                                                  ------------
         Transportation -- Airline (0.3%):
  10,000 AMR Corp. (b).........................................        351,500
   7,000 Delta Air Lines, Inc. ................................        310,660
  42,000 Southwest Airlines Co. ...............................        840,420
                                                                  ------------
                                                                     1,502,580
                                                                  ------------
         Transportation -- Railroad (0.3%):
  25,700 Burlington Northern Santa Fe Corp. ...................        687,218
  23,925 Union Pacific Corp. ..................................      1,284,533
                                                                  ------------
                                                                     1,971,751
                                                                  ------------

                                   Continued

                                  Growth and Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

  Shares                    Security Description                       Value
  ------                    --------------------                       -----

 COMMON STOCKS (continued)
           Utilities -- Electric Power (1.6%):
    17,000 Consolidated Edison, Inc. ............................   $    675,580
    13,300 Detroit Edison Co. ...................................        561,925
    64,700 Duke Energy Corp. ....................................      2,498,067
    31,850 Entergy Corp. ........................................      1,194,375
    18,350 First Energy Corp. ...................................        556,739
    17,200 Florida Power & Light, Inc. ..........................        928,800
    13,000 Public Service Enterprise Group, Inc. ................        608,400
    36,875 Reliant Energy, Inc. .................................      1,161,563
    49,000 Southern Co. .........................................      1,151,500
                                                                    ------------
                                                                       9,336,949
                                                                    ------------
           Utilities -- Telephone (2.6%):
    17,700 ALLTEL Corp. .........................................      1,091,205
   110,000 BellSouth Corp. ......................................      4,477,000
   194,000 SBC Communications, Inc. .............................      8,735,820
    49,000 Sprint Corp. .........................................      1,143,660
                                                                    ------------
                                                                      15,447,685
                                                                    ------------
           Wireless Equipment (0.4%):
   121,000 Motorola, Inc.........................................      2,261,490
                                                                    ------------
           Total Common Stocks...................................    579,970,882
                                                                    ------------
 INVESTMENT COMPANIES (1.1%):
       278 Dreyfus Cash Management Money Market Fund.............            278
 6,205,327 Federated Prime Value Obligations Money Market Fund...      6,205,327
                                                                    ------------
           Total Investment Companies............................      6,205,605
                                                                    ------------
 Total Investments (Cost $401,577,656) (a) -- 100.0%..............   586,176,487
 Other assets in excess of liabilities -- 0.0%....................         6,521
                                                                    ------------
 Net Assets -- 100.0%.............................................  $586,183,008
                                                                    ============

-------
(a) Represents cost for financial reporting purposes and differs from cost basis for Federal income tax purposes by the amount of losses recognized for financial reporting in excess of Federal income tax reporting of $303,601. Cost for Federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation........................................ $221,778,298
   Unrealized depreciation........................................  (37,483,068)
                                                                   ------------
   Net unrealized appreciation.................................... $184,295,230
                                                                   ============

(b)  Non-income producing security.
* Part of this security has been deposited as initial margin on open futures contracts.
**  Investment in affiliate.
ADR -- American Depositary Receipt
At July 31, 2001, the Fund's open long future contracts were as follows:

                                                        Unrealized
  # of             Opening             Notional        Depreciation         Market
Contracts       Contract Type           Amount          on Futures          Value
---------       -------------          --------        ------------         ------
    19        Standard & Poor's       $5,823,065         $(50,390)        $5,772,675
                500, 9/20/01

                       See Notes to Financial Statements.

                                  Index Equity Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  July 31, 2001

[LOGO OF KENT FUNDS]

 Shares                    Security Description                        Value
 ------                    --------------------                        -----
 COMMON STOCKS (99.1%):

         Advertising (0.3%):
  29,100 Interpublic Group Cos., Inc. ...........................   $    796,467
  14,400 Omnicom Group...........................................      1,258,128
   8,300 TMP Worldwide, Inc. (b).................................        415,332
                                                                    ------------
                                                                       2,469,927
                                                                    ------------
         Aerospace & Defense (1.0%):
  67,692 Boeing Co. .............................................      3,962,012
  15,600 General Dynamics Corp. .................................      1,261,884
  33,688 Lockheed Martin Corp. ..................................      1,334,719
   6,600 Northrop Grumman Corp. .................................        529,518
  27,600 Raytheon Co. (b)........................................        797,088
  14,200 Rockwell Collins (b)....................................        293,940
                                                                    ------------
                                                                       8,179,161
                                                                    ------------
         Apparel Manufacturers (0.0%):
   8,700 V.F. Corp. .............................................        318,507
                                                                    ------------
         Appliances & Household Products (0.1%):
   6,000 Maytag Corp. ...........................................        201,180
   5,200 Whirlpool Corp. ........................................        366,808
                                                                    ------------
                                                                         567,988
                                                                    ------------
         Applications Software (3.6%):
  14,300 Citrix Systems, Inc. (b)................................        478,621
  16,200 Intuit, Inc. (b)........................................        556,956
 417,800 Microsoft Corp. (b).....................................     27,654,181
  20,926 Parametric Technology Corp. (b).........................        198,169
  35,200 Siebel Systems, Inc. (b)................................      1,212,992
                                                                    ------------
                                                                      30,100,919
                                                                    ------------
         Auto/Truck -- Original Equipment (0.3%):
   3,200 Cummins Engine, Inc. ...................................        130,272
  11,632 Dana Corp. .............................................        299,524
  43,484 Delphi Automotive Systems Corp. ........................        711,399
   5,400 Eaton Corp. ............................................        396,576
   4,620 Navistar International Corp. (b)........................        148,348
   5,950 PACCAR, Inc. ...........................................        350,098
   9,700 TRW, Inc. ..............................................        429,225
  10,062 Visteon Corp. ..........................................        212,610
                                                                    ------------
                                                                       2,678,052
                                                                    ------------
         Auto/Truck -- Replacement Equipment (0.1%):
  13,425 Genuine Parts Co. ......................................        441,951
                                                                    ------------
         Automotive (0.7%):
 142,003 Ford Motor Co. .........................................      3,616,816
  42,600 General Motors Corp. ...................................      2,709,360
                                                                    ------------
                                                                       6,326,176
                                                                    ------------
         Banks -- Major Regional (4.1%):
  90,511 Bank One Corp. .........................................      3,503,681
  13,850 Comerica, Inc. .........................................        853,022
  44,712 Fifth Third Bancorp**...................................      2,817,750
  76,170 First Union Corp. ......................................      2,696,418
  84,112 FleetBoston Financial Corp. ............................      3,155,882
  19,661 Huntington Bancshares...................................        359,993
 COMMON STOCKS (continued)

         Banks -- Major Regional (continued)
  33,000 KeyCorp.................................................   $    882,750
  37,000 Mellon Financial Corp. .................................      1,406,740
  46,600 National City Corp. ....................................      1,496,792
  17,300 Northern Trust Corp. ...................................      1,103,740
  22,400 PNC Bank Corp. .........................................      1,486,240
  25,300 State Street Corp. .....................................      1,360,381
  22,700 SunTrust Banks, Inc. ...................................      1,571,975
 147,977 U.S. Bancorp............................................      3,512,974
  10,600 Union Planters Corp. ...................................        473,714
  16,300 Wachovia Corp. .........................................      1,158,930
 133,200 Wells Fargo Co. ........................................      6,135,191
                                                                    ------------
                                                                      33,976,173
                                                                    ------------
         Banks -- Money Center (2.1%):
 124,392 Bank of America Corp. ..................................      7,913,819
  57,100 Bank of New York Co., Inc. .............................      2,561,506
  31,600 BB&T Corp. .............................................      1,166,356
 153,554 J.P. Morgan Chase & Co. ................................      6,648,888
                                                                    ------------
                                                                      18,290,569
                                                                    ------------
         Banks -- South (0.1%):
  28,750 AmSouth Bancorporation..................................        571,550
  26,400 SouthTrust Corp. .......................................        677,688
                                                                    ------------
                                                                       1,249,238
                                                                    ------------
         Beverages -- Alcoholic (0.4%):
   2,900 Adolph Coors Co. .......................................        145,841
  69,640 Anheuser-Busch Co., Inc. ...............................      3,016,108
   5,300 Brown-Forman Corp. .....................................        362,149
                                                                    ------------
                                                                       3,524,098
                                                                    ------------
         Beverages -- Soft Drinks (1.6%):
 193,100 Coca-Cola Co. ..........................................      8,612,260
 113,700 PepsiCo, Inc. ..........................................      5,301,831
                                                                    ------------
                                                                      13,914,091
                                                                    ------------
         Broadcasting/Cable (0.6%):
  45,600 Clear Channel Communications, Inc. (b)..................      2,672,160
  73,400 Comcast Corp., Special Class A (b)......................      2,791,402
                                                                    ------------
                                                                       5,463,562
                                                                    ------------
         Building & Construction -- Miscellaneous (0.1%):
  35,700 Masco Corp. ............................................        899,997
   7,800 Vulcan Materials Co. ...................................        382,590
                                                                    ------------
                                                                       1,282,587
                                                                    ------------
         Building -- Heavy Construction (0.0%):
   6,200 Fluor Corp. ............................................        245,086
                                                                    ------------
         Building -- Maintenance & Services (0.0%):
  10,000 Ecolab, Inc. ...........................................        400,400
                                                                    ------------
         Building -- Residential/Commercial (0.1%):
   4,600 Centex Corp. ...........................................        216,384
   3,440 KB HOME.................................................        112,110
   3,300 Pulte Corp. ............................................        136,983
                                                                    ------------
                                                                         465,477
                                                                    ------------

                                   Continued

                                  Index Equity Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

 Shares                   Security Description                       Value
 ------                   --------------------                       -----
 COMMON STOCKS (continued)

         Building Products -- Retail/Wholesale (1.3%):
 181,143 Home Depot, Inc. .....................................   $  9,124,173
  59,800 Lowe's Cos., Inc. ....................................      2,283,164
                                                                  ------------
                                                                    11,407,337
                                                                  ------------
         Building Products -- Wood (0.1%):
   7,900 Louisiana-Pacific Corp. ..............................         83,898
  16,750 Weyerhaeuser Co. .....................................      1,000,478
                                                                  ------------
                                                                     1,084,376
                                                                  ------------
         Business Equipment & Services (0.4%):
  41,300 AES Corp. (b).........................................      1,581,790
  23,100 Office Depot, Inc. (b)................................        296,142
  28,950 Paychex, Inc. ........................................      1,137,735
                                                                  ------------
                                                                     3,015,667
                                                                  ------------
         Chemicals -- Diversified (0.9%):
  69,654 Dow Chemical Co. .....................................      2,535,406
  80,920 E.I. du Pont de Nemours & Co. ........................      3,464,994
   8,300 Hercules, Inc. .......................................         87,980
  13,100 PPG Industries, Inc. .................................        719,845
  17,077 Rohm & Haas Co. ......................................        586,424
                                                                  ------------
                                                                     7,394,649
                                                                  ------------
         Chemicals -- Specialty (0.3%):
  17,700 Air Products & Chemical, Inc. ........................        722,691
   6,000 Eastman Chemical Co. .................................        263,280
  10,037 Engelhard Corp. ......................................        261,464
   3,900 Great Lakes Chemical Corp. ...........................        110,721
  12,500 Praxair, Inc. ........................................        566,750
   6,000 Sigma-Aldrich Corp. ..................................        259,740
                                                                  ------------
                                                                     2,184,646
                                                                  ------------
         Circuits (0.2%):
  14,800 Jabil Circuit, Inc. (b)...............................        481,000
  25,500 Maxim Integrated Products, Inc. (b)...................      1,177,335
                                                                  ------------
                                                                     1,658,335
                                                                  ------------
         Commercial Services (0.2%):
  66,119 Cendant Corp. (b).....................................      1,345,522
  13,300 Convergys Corp. (b)...................................        414,295
   9,100 Quintiles Transnational Corp. (b).....................        169,351
                                                                  ------------
                                                                     1,929,168
                                                                  ------------
         Commercial Services -- Finance (0.2%):
  18,700 Concord EFS, Inc. (b).................................      1,073,006
   7,100 H & R Block, Inc. ....................................        506,727
  12,265 Moody's Corp. ........................................        407,934
                                                                  ------------
                                                                     1,987,667
                                                                  ------------
         Computer Software (1.3%):
  18,600 Adobe Systems, Inc. ..................................        697,314
   4,300 Autodesk, Inc. .......................................        160,347
  20,700 BroadVision, Inc. (b).................................         70,794
  44,718 Computer Associates International, Inc. ..............      1,541,877
  28,500 Compuware Corp. (b)...................................        390,450

 Shares                    Security Description                        Value
 ------                    --------------------                        -----
 COMMON STOCKS (continued)

         Computer Software (continued)
   6,400 Mercury Interactive Corp. (b)...........................   $    247,424
 435,848 Oracle Corp. (b)........................................      7,880,131
                                                                    ------------
                                                                      10,988,337
                                                                    ------------
         Computers (3.3%):
 201,900 Dell Computer Corp. (b).................................      5,437,167
  25,100 Gateway, Inc. (b).......................................        263,299
 150,800 Hewlett-Packard Co. ....................................      3,718,728
 134,850 IBM Corp. ..............................................     14,187,569
 252,800 Sun Microsystems, Inc. (b)..............................      4,118,112
                                                                    ------------
                                                                      27,724,875
                                                                    ------------
         Computers -- Integrated Systems (0.0%):
   7,500 NCR Corp. (b)...........................................        295,200
                                                                    ------------
         Computers -- Local Area Network (0.0%):
  25,200 Novell, Inc. (b)........................................        125,748
                                                                    ------------
         Computers -- Mainframe (0.0%):
  24,400 Unisys Corp. (b)........................................        279,380
                                                                    ------------
         Computers -- Memory Devices (0.5%):
 171,300 EMC Corp. (b)...........................................      3,378,036
  30,900 VERITAS Software Corp. (b)..............................      1,310,469
                                                                    ------------
                                                                       4,688,505
                                                                    ------------
         Computers -- Micro (0.3%):
  27,100 Apple Computer, Inc. (b)................................        509,209
 131,124 Compaq Computer Corp. ..................................      1,958,993
                                                                    ------------
                                                                       2,468,202
                                                                    ------------
         Computers -- Networking Products (1.3%):
  14,700 Cabletron Systems, Inc. (b).............................        272,979
 568,200 Cisco Systems, Inc. (b).................................     10,920,804
  25,100 Network Appliance, Inc. (b).............................        313,248
                                                                    ------------
                                                                      11,507,031
                                                                    ------------
         Computers -- Services (0.7%):
  18,900 BMC Software, Inc. (b)..................................        378,000
  13,100 Computer Sciences Corp. (b).............................        473,041
  36,300 Electronic Data Systems Corp. ..........................      2,317,755
  11,100 Equifax, Inc. ..........................................        262,626
  30,400 First Data Corp. .......................................      2,107,328
   9,300 Sapient Corp. (b).......................................         58,125
                                                                    ------------
                                                                       5,596,875
                                                                    ------------
         Consumer Durable (0.1%):
  11,100 Danaher Corp. ..........................................        628,149
                                                                    ------------
         Consumer Non-Durable (0.1%):
  32,500 Coca-Cola Enterprises, Inc. ............................        475,150
  11,200 The Pepsi Bottling Group, Inc. .........................        488,096
                                                                    ------------
                                                                         963,246
                                                                    ------------

                                   Continued

                                  Index Equity Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

[LOGO OF KENT FUNDS]

 Shares                   Security Description                       Value
 ------                   --------------------                       -----
 COMMON STOCKS (continued)

         Consumer Products (0.1%):
  18,400 Clorox, Inc. .........................................   $    687,792
  11,900 Fortune Brands, Inc. .................................        435,778
                                                                  ------------
                                                                     1,123,570
                                                                  ------------
         Consumer Products -- Miscellaneous (0.0%):
   4,800 American Greetings Corp., Class A.....................         53,040
   4,500 Tupperware Corp. .....................................        105,660
                                                                  ------------
                                                                       158,700
                                                                  ------------
         Containers & Packaging (0.0%):
   6,516 Sealed Air Corp. (b)..................................        268,459
                                                                  ------------
         Containers -- Metal & Glass (0.0%):
   2,200 Ball Corp. ...........................................        108,746
                                                                  ------------
         Containers -- Paper & Plastic (0.0%):
   4,200 Bemis Co. ............................................        185,808
  12,300 Pactiv Corp. (b)......................................        191,019
                                                                  ------------
                                                                       376,827
                                                                  ------------
         Cosmetics & Toiletries (0.7%):
   4,400 Alberto-Culver Co., Class B...........................        190,872
  18,400 Avon Products, Inc. ..................................        853,576
  81,864 Gillette Co. .........................................      2,281,550
   7,300 International Flavors & Fragrances, Inc. .............        212,649
  41,340 Kimberly-Clark Corp. .................................      2,513,885
                                                                  ------------
                                                                     6,052,532
                                                                  ------------
         Cruise Lines (0.2%):
  45,400 Carnival Corp. .......................................      1,516,360
                                                                  ------------
         Data Processing/Management (0.4%):
  48,500 Automatic Data Processing, Inc. ......................      2,471,075
   9,700 Fiserv, Inc. (b)......................................        556,586
                                                                  ------------
                                                                     3,027,661
                                                                  ------------
         Diversified (5.0%):
   4,625 Crane Co. ............................................        141,294
   2,400 FMC Corp. (b).........................................        159,672
 771,100 General Electric Co.*.................................     33,542,849
  22,830 IMS Health, Inc. .....................................        586,731
   6,800 ITT Industries, Inc. .................................        301,920
   6,700 Johnson Controls, Inc. ...............................        540,020
  30,700 Minnesota Mining & Manufacturing Co. .................      3,434,716
   3,200 National Service Industries, Inc. ....................         72,384
  10,900 Textron, Inc. ........................................        613,888
  36,500 United Technologies Corp. ............................      2,679,100
                                                                  ------------
                                                                    42,072,574
                                                                  ------------
         Diversified Manufacturing (1.2%):
  62,812 Honeywell International, Inc. ........................      2,315,878
 150,364 Tyco International, Ltd. .............................      7,999,365
                                                                  ------------
                                                                    10,315,243
                                                                  ------------

 Shares                    Security Description                        Value
 ------                    --------------------                        -----
 COMMON STOCKS (continued)

         Electric -- Integrated (0.8%):
   9,700 Allegheny Energy, Inc. .................................   $    418,264
  19,167 Dominion Resources, Inc. ...............................      1,159,412
  24,862 Exelon Corp. ...........................................      1,404,703
  26,374 Mirant Corp. (b)........................................        815,748
  16,053 NiSource, Inc. .........................................        423,157
  11,300 PPL Corp. ..............................................        508,274
  16,037 Progress Energy, Inc. ..................................        685,902
  19,970 TXU Corp. ..............................................        928,605
  26,685 Xcel Energy, Inc. ......................................        718,894
                                                                    ------------
                                                                       7,062,959
                                                                    ------------
         Electrical & Electronic (0.1%):
  15,175 Molex, Inc. ............................................        522,020
                                                                    ------------
         Electrical Components -- Semiconductors (0.1%):
  19,200 Conexant Systems, Inc. (b)..............................        182,592
  13,500 National Semiconductor Corp. (b)........................        432,675
                                                                    ------------
                                                                         615,267
                                                                    ------------
         Electronic -- Connectors (0.0%):
   4,400 Thomas & Betts Corp. ...................................         91,300
                                                                    ------------
         Electronic -- Miscellaneous Components (0.2%):
  24,700 Linear Technology Corp. ................................      1,076,426
  24,800 Sanmina Corp. (b).......................................        540,888
                                                                    ------------
                                                                       1,617,314
                                                                    ------------
         Electronic Components -- Semiconductors (4.0%):
  26,700 Advanced Micro Devices, Inc. (b)........................        487,542
  30,000 Altera Corp. (b)........................................        901,800
  27,900 Analog Devices, Inc. (b)................................      1,283,400
  63,100 Applied Materials, Inc. (b).............................      2,893,766
  23,300 Applied Micro Circuits Corp. (b)........................        399,362
  20,200 Broadcom Corp., Class A (b).............................        881,326
 522,100 Intel Corp. ............................................     15,563,800
  14,400 KLA-Tencor Corp. (b)....................................        783,216
  28,100 LSI Logic Corp. (b).....................................        612,018
  46,300 Micron Technology, Inc. (b).............................      1,944,600
  11,100 Novellus Systems, Inc. (b)..............................        565,767
   7,200 QLogic Corp. (b)........................................        276,552
  14,200 Rockwell International Corp. ...........................        227,910
  13,500 Teradyne, Inc. (b)......................................        458,730
 134,800 Texas Instruments, Inc. ................................      4,650,600
  14,200 Vitesse Semiconductor Corp. (b).........................        281,018
  25,800 Xilinx, Inc. (b)........................................      1,032,000
                                                                    ------------
                                                                      33,243,407
                                                                    ------------
         Electronic Components/Instruments (0.1%):
  50,700 Solectron Corp. (b).....................................        886,236
                                                                    ------------
         Electronic Measuring Equipment (0.0%):
   7,400 Tektronix, Inc. (b).....................................        167,906
                                                                    ------------
         Electronic Measuring Instruments (0.1%):
  35,457 Agilent Technologies, Inc. (b)..........................      1,014,425
                                                                    ------------

                                   Continued

                                  Index Equity Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

 Shares                   Security Description                       Value
 ------                   --------------------                       -----
 COMMON STOCKS (continued)

         Electronics (0.0%):
  15,000 American Power Conversion Corp. (b)...................   $    200,250
   6,000 Power-One, Inc. (b)...................................         93,000
                                                                  ------------
                                                                       293,250
                                                                  ------------
         Energy (0.0%):
  12,600 Niagara Mohawk Holdings, Inc. (b).....................        214,074
                                                                  ------------
         Enterprise Software (0.1%):
  22,800 PeopleSoft, Inc. (b)..................................        995,676
                                                                  ------------
         Fiber Optics (0.1%):
  72,200 Corning, Inc. ........................................      1,130,652
                                                                  ------------
         Finance (0.7%):
   8,250 AMBAC Financial Group, Inc. ..........................        474,705
   8,187 Bear Stearns Cos., Inc. ..............................        476,074
  20,500 Franklin Resources, Inc. .............................        884,370
  17,700 Regions Financial Corp. ..............................        566,400
  68,153 Washington Mutual, Inc. ..............................      2,761,560
   7,100 Zions Bancorporation..................................        414,995
                                                                  ------------
                                                                     5,578,104
                                                                  ------------
         Financial -- Banking (0.1%):
  22,500 Synovus Financial Corp. ..............................        768,375
                                                                  ------------
         Financial -- Consumer Loans (0.5%):
  35,993 Household International, Inc. ........................      2,385,976
  22,200 Providian Financial Corp. ............................      1,096,014
  12,700 USA Education, Inc. ..................................      1,017,397
                                                                  ------------
                                                                     4,499,387
                                                                  ------------
         Financial -- Investment Banker/Broker (0.8%):
 107,575 Charles Schwab Corp. .................................      1,612,549
  19,100 Lehman Brothers Holding, Inc. ........................      1,375,200
  65,200 Merrill Lynch & Co., Inc. ............................      3,536,448
  17,000 Stilwell Financial, Inc. .............................        504,220
                                                                  ------------
                                                                     7,028,417
                                                                  ------------
         Financial -- Miscellaneous Services (0.9%):
 102,700 American Express Co. .................................      4,141,891
  16,200 Capital One Financial Corp. ..........................      1,041,174
  66,130 MBNA Corp. ...........................................      2,341,002
                                                                  ------------
                                                                     7,524,067
                                                                  ------------
         Financial -- Mortgage & Related Services (1.2%):
   9,200 Countrywide Credit Industries, Inc. ..................        398,452
  77,700 Fannie Mae............................................      6,468,525
  53,800 Freddie Mac...........................................      3,682,072
                                                                  ------------
                                                                    10,549,049
                                                                  ------------
         Financial -- Savings & Loan (0.1%):
  12,300 Golden West Financial Corp. ..........................        795,195
                                                                  ------------
         Financial/Miscellaneous (0.1%):
  23,900 John Hancock Financial Services, Inc. ................        956,478
                                                                  ------------

 Shares                    Security Description                        Value
 ------                    --------------------                        -----
 COMMON STOCKS (continued)

         Financial Services -- Diversified (3.0%):
 390,370 Citigroup, Inc. ........................................   $ 19,600,478
  86,432 Morgan Stanley Dean Witter & Co. .......................      5,170,362
                                                                    ------------
                                                                      24,770,840
                                                                    ------------
         Food -- Canned (0.2%):
  31,700 Campbell Soup Co. ......................................        867,312
  27,100 H.J. Heinz Co. .........................................      1,170,991
                                                                    ------------
                                                                       2,038,303
                                                                    ------------
         Food -- Confectionery (0.2%):
  10,600 Hershey Foods Corp. ....................................        639,816
  17,500 Wm. Wrigley Jr. Co. ....................................        873,600
                                                                    ------------
                                                                       1,513,416
                                                                    ------------
         Food -- Diversified (1.0%):
  41,650 ConAgra, Inc. ..........................................        895,059
  22,100 General Mills, Inc. ....................................        971,958
  31,500 Kellogg Co. ............................................        947,205
  10,300 Quaker Oats Co. ........................................        906,400
  24,040 Ralston Purina Group....................................        771,924
  61,033 Sara Lee Corp. .........................................      1,231,036
  44,335 Unilever NV.............................................      2,657,883
                                                                    ------------
                                                                       8,381,465
                                                                    ------------
         Food Items -- Wholesale (0.2%):
  10,200 SUPERVALU, Inc. ........................................        213,894
  52,200 Sysco Corp. ............................................      1,401,048
                                                                    ------------
                                                                       1,614,942
                                                                    ------------
         Food Products (0.3%):
  48,925 Archer-Daniels-Midland Co. .............................        655,106
  39,200 Safeway, Inc. (b).......................................      1,731,072
                                                                    ------------
                                                                       2,386,178
                                                                    ------------
         Gas & Electric Utility (0.1%):
  30,100 PG & E Corp. ...........................................        447,587
                                                                    ------------
         Gas -- Distribution (0.0%):
  10,700 KeySpan Corp. ..........................................        327,848
                                                                    ------------
         Health Care (0.1%):
  22,127 McKesson HBOC, Inc. ....................................        917,164
                                                                    ------------
         Home Decoration Products (0.1%):
  15,400 Leggett & Platt, Inc. ..................................        369,138
  20,680 Newell Rubbermaid, Inc. ................................        448,342
                                                                    ------------
                                                                         817,480
                                                                    ------------
         Hotels & Lodging (0.1%):
  28,900 Hilton Hotels Corp. ....................................        349,979
  18,900 Marriott International, Inc., Class A...................        902,475
                                                                    ------------
                                                                       1,252,454
                                                                    ------------
         Hotels & Motels (0.1%):
  15,400 Starwood Hotels & Resorts Worldwide, Inc. ..............        549,626
                                                                    ------------

                                   Continued

                                  Index Equity Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

[LOGO OF KENT FUNDS]

 Shares                    Security Description                        Value
 ------                    --------------------                        -----
 COMMON STOCKS (continued)

         Human Resources (0.0%):
  13,600 Robert Half International, Inc. (b).....................   $    354,280
                                                                    ------------
         Identification Systems (0.0%):
  17,550 Symbol Technologies, Inc. ..............................        217,796
                                                                    ------------
         Instruments -- Scientific (0.1%):
  16,400 Applera Corp. -- Applied Biosystems Group...............        462,480
   3,700 Millipore Corp. ........................................        241,166
   7,800 PerkinElmer, Inc. ......................................        245,700
                                                                    ------------
                                                                         949,346
                                                                    ------------
         Insurance (0.2%):
  15,300 Loews Corp. ............................................        868,428
   5,700 Progressive Corp. ......................................        768,417
                                                                    ------------
                                                                       1,636,845
                                                                    ------------
         Insurance -- Accident & Health (0.1%):
  20,300 Aon Corp. ..............................................        719,635
                                                                    ------------
         Insurance -- Brokers (0.3%):
  21,350 Marsh & McLennan Cos., Inc. ............................      2,143,540
                                                                    ------------
         Insurance -- Financial Guarantee (0.1%):
  11,500 MBIA, Inc. .............................................        645,840
                                                                    ------------
         Insurance -- Life & Health (0.8%):
  40,800 AFLAC, Inc. ............................................      1,206,864
  38,796 American General Corp. .................................      1,794,315
  11,600 CIGNA Corp. ............................................      1,163,596
  26,264 Conseco, Inc. ..........................................        383,454
  11,837 Jefferson-Pilot Corp. ..................................        562,376
  14,600 Lincoln National Corp. .................................        745,038
   9,700 Torchmark Corp. ........................................        402,647
  18,784 UNUM Corp. .............................................        535,908
                                                                    ------------
                                                                       6,794,198
                                                                    ------------
         Insurance -- Multi-Line (2.6%):
  11,170 Aetna, Inc. (b).........................................        315,106
  56,198 Allstate Corp. .........................................      1,964,682
 180,938 American International Group, Inc. .....................     15,063,088
  12,500 Cincinnati Financial Corp. .............................        492,500
  18,400 Hartford Financial Services Group, Inc. ................      1,218,264
  58,200 MetLife, Inc. ..........................................      1,725,630
   8,300 MGIC Investment Corp. ..................................        622,832
                                                                    ------------
                                                                      21,402,102
                                                                    ------------
         Insurance -- Property & Casualty (0.2%):
  13,600 Chubb Corp. ............................................        954,312
   9,900 Safeco Corp. ...........................................        314,028
  16,634 St. Paul Cos., Inc. ....................................        729,401
                                                                    ------------
                                                                       1,997,741
                                                                    ------------
         Internet Services/Software (0.1%):
  44,000 Yahoo!, Inc. (b)........................................        775,280
                                                                    ------------
         Investment Management Companies (0.0%):
   9,600 T. Rowe Price Group, Inc. ..............................        364,416
                                                                    ------------

 Shares                  Security Description                      Value
 ------                  --------------------                      -----
 COMMON STOCKS (continued)

         Leisure & Recreation Products (0.0%):
   6,700 Brunswick Corp. ....................................   $    146,328
                                                                ------------
         Leisure & Recreation/Gaming (0.0%):
   9,200 Harrah's Entertainment, Inc. (b)....................        263,304
                                                                ------------
         Linen Supply & Related (0.1%):
  13,100 Cintas Corp. .......................................        657,227
                                                                ------------
         Machine Tools & Related Products (0.0%):
   6,300 The Black & Decker Corp. ...........................        269,073
                                                                ------------
         Machinery -- Construction/Mining (0.2%):
  26,600 Caterpillar, Inc. ..................................      1,465,660
  12,450 Ingersoll-Rand Co. .................................        543,816
                                                                ------------
                                                                   2,009,476
                                                                ------------
         Machinery -- Electrical (0.3%):
  33,300 Emerson Electric Co. ...............................      1,910,088
   7,400 W.W. Grainger, Inc. ................................        311,540
                                                                ------------
                                                                   2,221,628
                                                                ------------
         Machinery -- Farm (0.1%):
  18,200 Deere & Co. ........................................        763,490
                                                                ------------
         Machinery -- General Industrial (0.3%):
   7,300 Cooper Industries, Inc. ............................        303,023
  15,800 Dover Corp. ........................................        571,170
  23,600 Illinois Tool Works, Inc. ..........................      1,486,800
   9,125 Parker Hannifin Corp. ..............................        407,888
                                                                ------------
                                                                   2,768,881
                                                                ------------
         Machinery -- Thermal Processor (0.0%):
  14,100 Thermo Electron Corp. (b)...........................        321,480
                                                                ------------
         Media Conglomerates (3.2%):
 343,980 AOL Time Warner, Inc. (b)...........................     15,633,890
 162,250 The Walt Disney Co. ................................      4,275,288
 138,176 Viacom, Inc., Class B (b)...........................      6,881,165
                                                                ------------
                                                                  26,790,343
                                                                ------------
         Medical -- Biomedical/Genetic (0.7%):
  81,000 Amgen, Inc. (b).....................................      5,079,510
  11,500 Biogen, Inc. (b)....................................        651,935
  14,700 Chiron Corp. (b)....................................        630,630
                                                                ------------
                                                                   6,362,075
                                                                ------------
         Medical -- Drugs (8.6%):
 120,200 Abbott Laboratories.................................      6,441,518
 102,000 American Home Products Corp. .......................      6,151,620
 150,900 Bristol-Myers Squibb Co. ...........................      8,924,226
  87,300 Eli Lilly & Co. ....................................      6,921,144
  13,700 Forest Laboratories, Inc. (b).......................      1,076,135
  17,733 King Pharmaceuticals, Inc. (b)......................        801,532
  16,500 MedImmune, Inc. (b).................................        635,580
 178,050 Merck & Co., Inc. ..................................     12,103,839
 490,100 Pfizer, Inc. .......................................     20,201,921
 101,012 Pharmacia Corp. ....................................      4,507,155

                                   Continued

                                  Index Equity Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

 Shares                    Security Description                        Value
 ------                    --------------------                        -----
 COMMON STOCKS (continued)

         Medical -- Drugs (continued)
 113,600 Schering-Plough Corp. ..................................   $  4,436,080
   8,200 Watson Pharmaceutical, Inc. (b).........................        539,970
                                                                    ------------
                                                                      72,740,720
                                                                    ------------
         Medical -- Health Medical Organization (0.3%):
  13,000 Humana, Inc. (b)........................................        144,950
  24,600 UnitedHealth Group, Inc. ...............................      1,658,532
   4,900 Wellpoint Health Networks (b)...........................        524,104
                                                                    ------------
                                                                       2,327,586
                                                                    ------------
         Medical -- Hospital (0.4%):
  41,749 HCA-The Healthcare Co. .................................      1,918,367
  25,200 Tenet Healthcare Corp. (b)..............................      1,398,852
                                                                    ------------
                                                                       3,317,219
                                                                    ------------
         Medical -- Nursing Homes (0.0%):
   8,100 Manor Care, Inc. (b)....................................        260,820
                                                                    ------------
         Medical -- Outpatient/Home Care (0.1%):
  30,300 HEALTHSOUTH Corp. (b)...................................        518,130
                                                                    ------------
         Medical -- Wholesale Drug Distribution (0.3%):
  34,600 Cardinal Health, Inc. ..................................      2,547,598
                                                                    ------------
         Medical Instruments (0.8%):
  13,850 Biomet, Inc. ...........................................        672,418
  31,200 Boston Scientific Corp. (b).............................        561,912
  23,800 Guidant Corp. (b).......................................        758,744
  93,800 Medtronic, Inc..........................................      4,505,214
   6,700 St. Jude Medical, Inc. (b)..............................        469,000
                                                                    ------------
                                                                       6,967,288
                                                                    ------------
         Medical Products (1.9%):
  46,000 Baxter International, Inc. .............................      2,290,800
 235,132 Johnson & Johnson.......................................     12,720,641
  15,200 Stryker Corp. ..........................................        911,696
                                                                    ------------
                                                                      15,923,137
                                                                    ------------
         Medical/Dental Supplies (0.1%):
   4,200 Bausch & Lomb, Inc. ....................................        143,808
  20,000 Becton, Dickinson & Co. ................................        691,200
   3,900 C.R. Bard, Inc. ........................................        230,685
                                                                    ------------
                                                                       1,065,693
                                                                    ------------
         Metal -- Gold (0.1%):
  30,800 Barrick Gold Corp. .....................................        458,612
  20,200 Homestake Mining Co. ...................................        157,560
  15,215 Newmont Mining Corp. ...................................        284,521
  25,700 Placer Dome, Inc. ......................................        258,285
                                                                    ------------
                                                                       1,158,978
                                                                    ------------
         Metal -- Non-Ferrous (0.1%):
  24,750 Alcan Aluminum, Ltd. ...................................        928,373
  11,600 Freeport-McMoran Copper & Gold, Inc.,
         Class B (b).............................................        124,816
                                                                    ------------
                                                                       1,053,189
                                                                    ------------

 Shares                  Security Description                      Value
 ------                  --------------------                      -----
 COMMON STOCKS (continued)

         Metal -- Processing & Fabrication (0.0%):
   4,700 Timken Co. .........................................   $     78,349
   6,525 Worthington Industries, Inc. .......................         91,742
                                                                ------------
                                                                     170,091
                                                                ------------
         Metals (0.4%):
  66,976 Alcoa, Inc. ........................................      2,627,468
  14,300 Inco, Ltd. (b)......................................        239,668
   6,117 Phelps Dodge Corp. .................................        247,127
                                                                ------------
                                                                   3,114,263
                                                                ------------
         Motorcycle/Motor Scooter (0.1%):
  23,500 Harley-Davidson, Inc. ..............................      1,212,835
                                                                ------------
         Networking Products (0.2%):
 264,437 Lucent Technologies, Inc. ..........................      1,771,728
                                                                ------------
         Non-Hazardous Waste Disposal (0.0%):
  15,400 Allied Waste Industries, Inc. (b)...................        290,136
                                                                ------------
         Office Automation & Equipment (0.1%):
  19,200 Pitney Bowes, Inc. .................................        771,840
  53,934 Xerox Corp. ........................................        430,393
                                                                ------------
                                                                   1,202,233
                                                                ------------
         Office Supplies & Forms (0.1%):
   8,600 Avery Dennison Corp. ...............................        440,836
   5,600 Deluxe Corp. .......................................        176,624
                                                                ------------
                                                                     617,460
                                                                ------------
         Oil & Gas (0.5%):
  19,409 Anadarko Petroleum Corp. ...........................      1,102,431
   9,700 Apache Corp. .......................................        503,915
  48,486 Conoco, Inc., Class B...............................      1,503,066
  24,640 Transocean Sedco Forex, Inc. .......................        795,626
                                                                ------------
                                                                   3,905,038
                                                                ------------
         Oil & Gas -- Drilling (0.1%):
  11,400 Nabors Industries, Inc. (b).........................        334,020
  10,400 Noble Drilling Corp. (b)............................        319,176
   7,400 Rowan Cos., Inc. (b)................................        142,376
                                                                ------------
                                                                     795,572
                                                                ------------
         Oil & Gas -- Exploration & Production (0.1%):
   9,000 EOG Resources, Inc. ................................        318,150
   7,373 Kerr-Mcgee Corp. ...................................        465,826
                                                                ------------
                                                                     783,976
                                                                ------------
         Oil -- Field Services (0.4%):
  33,300 Halliburton Co. ....................................      1,165,833
  44,500 Schlumberger, Ltd. .................................      2,391,875
                                                                ------------
                                                                   3,557,708
                                                                ------------
         Oil -- International Integrated (4.7%):
  49,800 Chevron Corp. ......................................      4,551,222
 536,740 Exxon Mobil Corp. ..................................     22,414,261

                                   Continued

                                  Index Equity Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

[LOGO OF KENT FUNDS]

 Shares                    Security Description                        Value
 ------                    --------------------                        -----
 COMMON STOCKS (continued)

         Oil -- International Integrated (continued)
 166,500 Royal Dutch Petroleum Co., ADR..........................   $  9,657,000
  42,800 Texaco, Inc. ...........................................      2,963,900
                                                                    ------------
                                                                      39,586,383
                                                                    ------------
         Oil -- Production/Pipeline (0.4%):
  25,300 Dynegy, Inc. ...........................................      1,173,414
  57,900 Enron Corp. ............................................      2,625,765
                                                                    ------------
                                                                       3,799,179
                                                                    ------------
         Oil -- U.S. Exploration & Production (0.1%):
  16,465 Burlington Resources, Inc. .............................        712,111
  10,000 Devon Energy Corp. .....................................        542,100
                                                                    ------------
                                                                       1,254,211
                                                                    ------------
         Oil -- U.S. Integrated (0.4%):
   6,900 Amerada Hess Corp. .....................................        533,232
  28,800 Occidental Petroleum Corp. .............................        796,032
  19,900 Phillips Petroleum Co. .................................      1,136,091
  18,900 Unocal Corp. ...........................................        676,242
  24,000 USX-Marathon Group......................................        712,080
                                                                    ------------
                                                                       3,853,677
                                                                    ------------
         Oil Field Machinery & Equipment (0.1%):
  26,080 Baker Hughes, Inc. .....................................        927,926
   4,800 McDermott International, Inc. ..........................         52,992
                                                                    ------------
                                                                         980,918
                                                                    ------------
         Oil Refining (0.1%):
   5,400 Ashland, Inc. ..........................................        212,598
   6,474 Sunoco, Inc. ...........................................        223,871
  12,000 Tosco Corp. ............................................        536,400
                                                                    ------------
                                                                         972,869
                                                                    ------------
         Optical Supplies (0.1%):
  10,200 Allergan, Inc. .........................................        767,958
                                                                    ------------
         Paints & Related Products (0.0%):
  12,200 Sherwin-Williams Co. ...................................        279,258
                                                                    ------------
         Paper & Related Products (0.4%):
   4,508 Boise Cascade Corp. ....................................        163,190
  17,545 Georgia Pacific Corp. ..................................        642,147
  37,536 International Paper Co. ................................      1,533,721
   7,700 Mead Corp. .............................................        228,844
   3,900 Temple-Inland, Inc. ....................................        241,995
   7,750 Westvaco Corp. .........................................        208,475
   8,500 Williamette Industries, Inc. ...........................        422,450
                                                                    ------------
                                                                       3,440,822
                                                                    ------------
         Photography (0.1%):
  22,500 Eastman Kodak Co. ......................................        974,475
                                                                    ------------
         Pipelines (0.4%):
  39,495 El Paso Energy Corp. ...................................      2,043,866
   8,900 Kinder Morgan, Inc. ....................................        466,360
  37,600 The Williams Companies, Inc. ...........................      1,259,600
                                                                    ------------
                                                                       3,769,826
                                                                    ------------

 Shares                    Security Description                        Value
 ------                    --------------------                        -----
 COMMON STOCKS (continued)

         Pollution Control (0.2%):
   9,499 Pall Corp. .............................................   $    227,026
  48,542 Waste Management, Inc. .................................      1,504,802
                                                                    ------------
                                                                       1,731,828
                                                                    ------------
         Printers & Related Products (0.1%):
  10,000 Lexmark International Group, Inc. (b)...................        457,200
                                                                    ------------
         Printing -- Commercial (0.0%):
   9,100 R.R. Donnelley & Sons Co. ..............................        270,361
                                                                    ------------
         Publishing -- Books (0.1%):
  15,200 McGraw-Hill Cos., Inc. .................................        932,824
                                                                    ------------
         Publishing -- Newspapers (0.4%):
   6,700 Dow Jones & Co. ........................................        381,364
  20,500 Gannett, Inc. ..........................................      1,374,115
   5,700 Knight-Ridder, Inc. ....................................        351,063
  12,400 New York Times Co. .....................................        574,120
  23,150 Tribune Co. ............................................        955,169
                                                                    ------------
                                                                       3,635,831
                                                                    ------------
         Publishing -- Periodicals (0.0%):
   3,900 Meredith Corp. .........................................        139,893
                                                                    ------------
         Restaurants (0.5%):
   9,300 Darden Restaurants, Inc. ...............................        278,070
 100,400 McDonald's Corp. .......................................      2,925,656
  29,400 Starbucks Corp. (b).....................................        530,376
  11,410 Tricon Global Restaurants (b)...........................        522,008
   8,900 Wendy's International, Inc. ............................        238,609
                                                                    ------------
                                                                       4,494,719
                                                                    ------------
         Retail (0.5%):
  22,400 Bed Bath & Beyond, Inc. (b).............................        721,952
  16,300 Best Buy Co. (b)........................................      1,091,448
  25,633 Dollar General Corp. ...................................        503,176
  25,900 Kohl's Corp. (b)........................................      1,483,552
  35,500 Staples, Inc. (b).......................................        532,145
                                                                    ------------
                                                                       4,332,273
                                                                    ------------
         Retail -- Apparel/Shoes (0.4%):
  66,737 Gap, Inc. ..............................................      1,822,588
  33,056 Limited, Inc. ..........................................        560,960
  10,400 Nordstrom, Inc. ........................................        234,000
  21,800 TJX Companies, Inc. ....................................        741,418
                                                                    ------------
                                                                       3,358,966
                                                                    ------------
         Retail -- Consumer Electronics (0.1%):
  16,100 Circuit City Stores, Inc. ..............................        301,875
  14,356 RadioShack Corp. .......................................        405,270
                                                                    ------------
                                                                         707,145
                                                                    ------------
         Retail -- Discount (2.6%):
   8,600 Big Lots, Inc. (b)......................................        112,918
  34,900 Costco Wholesale Corp. (b)..............................      1,502,445
  37,900 Kmart Corp. (b).........................................        438,503

                                   Continued

                                  Index Equity Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

 Shares                    Security Description                        Value
 ------                    --------------------                        -----
 COMMON STOCKS (continued)
         Retail -- Discount (continued)

  15,350 Toys 'R' Us, Inc. (b)...................................   $    353,511
 347,050 Wal-Mart Stores, Inc. ..................................     19,400,095
                                                                    ------------
                                                                      21,807,472
                                                                    ------------
         Retail -- Drug Store (0.4%):
  30,500 CVS Corp. ..............................................      1,098,305
  79,000 Walgreen Co. ...........................................      2,662,300
                                                                    ------------
                                                                       3,760,605
                                                                    ------------
         Retail -- Food & Drug (0.2%):
  62,900 Kroger Co. (b)..........................................      1,658,044
                                                                    ------------
         Retail -- Jewelry (0.0%):
  11,400 Tiffany & Co. ..........................................        402,420
                                                                    ------------
         Retail -- Major Department Stores (0.6%):
  20,400 J.C. Penney, Inc. ......................................        580,176
  23,200 May Department Stores Co. ..............................        770,240
  25,475 Sears, Roebuck & Co. ...................................      1,196,816
  69,800 Target Corp. ...........................................      2,701,260
                                                                    ------------
                                                                       5,248,492
                                                                    ------------
         Retail -- Regional Department Stores (0.1%):
   6,800 Dillards Department Stores, Inc. .......................        100,912
  15,300 Federated Department Stores, Inc. (b)...................        590,580
                                                                    ------------
                                                                         691,492
                                                                    ------------
         Retail -- Supermarkets (0.1%):
  31,397 Albertson's, Inc. ......................................      1,027,624
  10,900 Winn-Dixie Stores, Inc. ................................        250,046
                                                                    ------------
                                                                       1,277,670
                                                                    ------------
         Retail -- Wholesale -- Auto Parts (0.0%):
   8,800 AutoZone, Inc. (b)......................................        416,504
                                                                    ------------
         Rubber -- Tires (0.1%):
   5,600 Cooper Tire & Rubber Co. ...............................         90,832
  12,300 Goodyear Tire & Rubber Co. .............................        351,534
   8,000 The B.F. Goodrich Co. ..................................        279,520
                                                                    ------------
                                                                         721,886
                                                                    ------------
         Savings and Loan Associations, Federally Chartered (0.1%):
  16,080 Charter One Financial, Inc. ............................        516,329
                                                                    ------------
         Shoes & Related Apparel (0.1%):
  21,100 Nike, Inc., Class B.....................................      1,003,305
   4,500 Reebok International Ltd. (b)...........................        144,045
                                                                    ------------
                                                                       1,147,350
                                                                    ------------
         Soap & Cleaning Preparations (1.1%):
  43,600 Colgate-Palmolive Co. ..................................      2,363,120
 100,500 Procter & Gamble Co.....................................      7,137,510
                                                                    ------------
                                                                       9,500,630
                                                                    ------------

 Shares                    Security Description                        Value
 ------                    --------------------                        -----
 COMMON STOCKS (continued)

         Steel -- Producers (0.0%):
   6,000 Nucor Corp. ............................................   $    287,340
   6,840 USX-U.S. Steel Group....................................        134,748
                                                                    ------------
                                                                         422,088
                                                                    ------------
         Telecommunications -- Equipment (1.0%):
  60,400 ADC Telecommunications, Inc. (b)........................        296,564
   6,260 Allegheny Technologies, Inc.............................        119,316
   6,255 Andrew Corp. (b)........................................        137,860
  13,300 Comverse Technology, Inc. (b)...........................        376,124
 102,200 JDS Uniphase Corp. (b)..................................        944,328
 247,400 Nortel Networks Corp., ADR..............................      1,966,830
  58,800 QUALCOMM, Inc. (b)......................................      3,717,924
  12,600 Scientific-Atlanta, Inc.................................        320,670
  31,700 Tellabs, Inc. (b).......................................        522,099
                                                                    ------------
                                                                       8,401,715
                                                                    ------------
         Telecommunications -- Services and
         Equipment (0.9%):
 195,995 AT&T Wireless Services, Inc. (b)........................      3,663,147
  21,894 Avaya, Inc. (b).........................................        274,332
  11,000 CenturyTel, Inc.........................................        340,560
  68,855 Global Crossing, Ltd. (b)...............................        451,000
  59,400 Nextel Communications, Inc., Class A (b)................        989,010
  72,700 Sprint Corp., PCS Group (b).............................      1,884,384
                                                                    ------------
                                                                       7,602,433
                                                                    ------------
         Telephone -- Integrated (2.8%):
 267,853 AT&T Corp. .............................................      5,413,309
  22,200 Citizens Communications Co. (b).........................        272,394
 128,972 Qwest Communications International, Inc. ...............      3,353,272
 209,978 Verizon Communications, Inc. ...........................     11,370,309
 224,198 WorldCom, Inc. (b)......................................      3,138,772
                                                                    ------------
                                                                      23,548,056
                                                                    ------------
         Television (0.1%):
  16,200 Univision Communications, Inc. (b)......................        618,516
                                                                    ------------
         Textile -- Apparel (0.0%):
   4,100 Liz Claiborne, Inc......................................        217,915
                                                                    ------------
         Tobacco (1.0%):
 170,800 Philip Morris Cos., Inc.................................      7,771,400
  12,800 U.S.T., Inc.............................................        396,160
                                                                    ------------
                                                                       8,167,560
                                                                    ------------
         Tools -- Hand Held (0.0%):
   4,550 Snap-On, Inc. ..........................................        122,850
   6,600 The Stanley Works.......................................        287,694
                                                                    ------------
                                                                         410,544
                                                                    ------------
         Toys/Game/Hobby (0.1%):
  13,400 Hasbro, Inc.............................................        215,740
  33,447 Mattel, Inc. ...........................................        598,701
                                                                    ------------
                                                                         814,441
                                                                    ------------

                                   Continued

                                  Index Equity Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

[LOGO OF KENT FUNDS]

 Shares                   Security Description                       Value
 ------                   --------------------                       -----
 COMMON STOCKS (continued)

         Transportation -- Air Freight (0.1%):
  23,820 FDX Corp. (b).........................................   $    985,433
                                                                  ------------
         Transportation -- Airline (0.2%):
  11,900 AMR Corp. (b).........................................        418,285
   9,600 Delta Air Lines, Inc. ................................        426,048
  59,105 Southwest Airlines Co. ...............................      1,182,691
   5,200 US Airways Group, Inc. (b)............................         88,296
                                                                  ------------
                                                                     2,115,320
                                                                  ------------
         Transportation -- Equipment & Leasing (0.0%):
   4,700 Ryder Systems, Inc. ..................................         89,300
                                                                  ------------
         Transportation -- Railroad (0.4%):
  30,400 Burlington Northern Santa Fe Corp. ...................        812,896
  16,608 CSX Corp. ............................................        649,705
  29,900 Norfolk Southern Corp. ...............................        601,588
  19,200 Union Pacific Corp. ..................................      1,030,848
                                                                  ------------
                                                                     3,095,037
                                                                  ------------
         Travel Services (0.1%):
  10,365 Sabre Holdings Corp. (b)..............................        509,543
                                                                  ------------
         Utilities (0.1%):
  10,300 CMS Energy Corp. .....................................        274,701
   6,600 Pinnacle West Capital Corp............................        279,048
                                                                  ------------
                                                                       553,749
                                                                  ------------
         Utilities -- Electric Power (1.4%):
  10,700 Ameren Corp. .........................................        420,403
  25,060 American Electric Power Co. ..........................      1,127,700
  23,200 Calpine Corp. (b).....................................        834,968
  12,335 CINergy Corp. ........................................        381,152
  16,500 Consolidated Edison, Inc..............................        655,710
  12,700 Constellation Energy Group............................        373,888
  12,800 Detroit Edison Co. ...................................        540,800
  59,912 Duke Energy Corp. ....................................      2,313,202
  25,600 Edison International..................................        359,424
  17,100 Entergy Corp. ........................................        641,250
  17,400 First Energy Corp. ...................................        527,916
  13,700 Florida Power & Light, Inc. ..........................        739,800
   9,300 General Public Utilities Corp. .......................        337,032
  16,100 Public Service Enterprise Group, Inc. ................        753,480
  23,044 Reliant Energy, Inc...................................        725,886
  53,200 Southern Co...........................................      1,250,200
                                                                  ------------
                                                                    11,982,811
                                                                  ------------
         Utilities -- Gas Distribution (0.1%):
   3,600 NICOR, Inc............................................        133,668
   4,600 ONEOK, Inc............................................         83,720
   2,700 People's Energy Corp. ................................        102,762
  16,025 Sempra Energy.........................................        406,715
                                                                  ------------
                                                                       726,865
                                                                  ------------
         Utilities -- Telephone (2.4%):
  24,300 ALLTEL Corp. .........................................      1,498,095
 145,500 BellSouth Corp. ......................................      5,921,850

  Shares                    Security Description                       Value
  ------                    --------------------                       -----
 COMMON STOCKS (continued)
           Utilities -- Telephone (continued)

   261,496 SBC Communications, Inc...............................   $ 11,775,165
    68,800 Sprint Corp. .........................................      1,605,792
                                                                    ------------
                                                                      20,800,902
                                                                    ------------
           Wireless Equipment (0.4%):
   170,480 Motorola, Inc.........................................      3,186,271
    44,018 Palm, Inc. (b)........................................        236,377
                                                                    ------------
                                                                       3,422,648
                                                                    ------------
           Total Common Stocks...................................    848,662,996
                                                                    ------------
 INVESTMENT COMPANIES (0.9%):
     1,996 Dreyfus Cash Management Money Market Fund.............          1,996
 7,626,559 Federated Prime Value Obligations Money Market Fund...      7,626,559
                                                                    ------------
           Total Investment Companies............................      7,628,555
                                                                    ------------
 Total Investments (Cost $535,883,692) (a) -- 100.0%..............   856,291,551
 Other assets in excess of liabilities -- 0.0%....................       382,084
                                                                    ------------
 Net Assets -- 100.0%.............................................  $856,673,635
                                                                    ============

-------
(a) Represents cost for financial reporting purposes and differs from cost basis for Federal income tax purposes by the amount of losses recognized for financial reporting in excess of Federal income tax reporting of $10,353,843. Cost for Federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation........................................ $365,510,545
   Unrealized depreciation........................................  (55,456,529)
                                                                   ------------
   Net unrealized appreciation.................................... $310,054,016
                                                                   ============

(b) Non-income producing security.
* Part of this security has been deposited as initial margin on open futures contracts.
** Investment in affiliate.
ADR -- American Depositary Receipt
NV -- Naamloze Vennootschap (Dutch Corporation)
At July 31, 2001, the Fund's open long future contracts were as follows:

                                                        Unrealized
  # of             Opening             Notional        Depreciation
Contracts       Contract Type           Amount          on Futures          Value
---------       -------------          --------        ------------         -----
    27        Standard & Poor's       $8,224,120         $(20,845)        $8,203,275
                500, 9/20/01


                       See Notes to Financial Statements.

                                  Large Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  July 31, 2001

 Shares                   Security Description                       Value
 ------                   --------------------                       -----
 COMMON STOCKS (98.3%):

         Advertising (0.2%):
   6,200 Omnicom Group.........................................   $    541,694
                                                                  ------------
         Aerospace & Defense (0.5%):
  20,300 Boeing Co. ...........................................      1,188,159
                                                                  ------------
         Applications Software (4.9%):
 179,500 Microsoft Corp. (b)...................................     11,881,105
  16,200 Siebel Systems, Inc. (b)..............................        558,252
                                                                  ------------
                                                                    12,439,357
                                                                  ------------
         Automotive (0.7%):
  42,600 Ford Motor Co. .......................................      1,085,022
  12,700 General Motors Corp. .................................        807,720
                                                                  ------------
                                                                     1,892,742
                                                                  ------------
         Banks -- Major Regional (2.9%):
  27,100 Bank One Corp. .......................................      1,049,041
  22,800 First Union Corp. ....................................        807,120
  25,200 FleetBoston Financial Corp. ..........................        945,504
  11,000 Mellon Financial Corp. ...............................        418,220
   9,600 Northern Trust Corp. .................................        612,480
  13,400 State Street Corp. ...................................        720,518
  44,300 U.S. Bancorp..........................................      1,051,682
  39,900 Wells Fargo Co. ......................................      1,837,794
                                                                  ------------
                                                                     7,442,359
                                                                  ------------
         Banks -- Money Center (2.2%):
  37,300 Bank of America Corp. ................................      2,373,026
  27,600 Bank of New York Co., Inc. ...........................      1,238,136
  46,100 J.P. Morgan Chase & Co. ..............................      1,996,130
                                                                  ------------
                                                                     5,607,292
                                                                  ------------
         Beverages -- Alcoholic (0.6%):
  33,100 Anheuser-Busch Co., Inc. .............................      1,433,561
                                                                  ------------
         Beverages -- Soft Drinks (2.4%):
  83,700 Coca-Cola Co. ........................................      3,733,020
  49,500 PepsiCo, Inc. ........................................      2,308,185
                                                                  ------------
                                                                     6,041,205
                                                                  ------------
         Broadcasting/Cable (0.6%):
  13,600 Clear Channel Communications, Inc. (b)................        796,960
  21,900 Comcast Corp., Special Class A (b)....................        832,857
                                                                  ------------
                                                                     1,629,817
                                                                  ------------
         Building Products -- Retail/Wholesale (1.9%):
  80,700 Home Depot, Inc. .....................................      4,064,859
  19,400 Lowe's Cos., Inc. ....................................        740,692
                                                                  ------------
                                                                     4,805,551
                                                                  ------------
         Business Equipment & Services (0.2%):
  13,900 Paychex, Inc. ........................................        546,270
                                                                  ------------

 Shares                    Security Description                        Value
 ------                    --------------------                        -----
 COMMON STOCKS (continued)

         Chemicals -- Diversified (0.7%):
  20,800 Dow Chemical Co. .......................................   $    757,120
  24,200 E.I. du Pont de Nemours & Co. ..........................      1,036,244
                                                                    ------------
                                                                       1,793,364
                                                                    ------------
         Circuits (0.2%):
  11,100 Maxim Integrated Products, Inc. (b).....................        512,487
                                                                    ------------
         Commercial Services (0.1%):
   7,000 Convergys Corp. (b).....................................        218,050
                                                                    ------------
         Commercial Services -- Finance (0.2%):
   7,300 Concord EFS, Inc. (b)...................................        418,874
                                                                    ------------
         Computer Software (1.4%):
  12,300 Adobe Systems, Inc. ....................................        461,127
 179,600 Oracle Corp. (b)........................................      3,247,168
                                                                    ------------
                                                                       3,708,295
                                                                    ------------
         Computers (4.5%):
  87,100 Dell Computer Corp. (b).................................      2,345,603
  45,200 Hewlett-Packard Co. ....................................      1,114,632
  59,000 IBM Corp. ..............................................      6,207,390
 116,500 Sun Microsystems, Inc. (b)..............................      1,897,785
                                                                    ------------
                                                                      11,565,410
                                                                    ------------
         Computers -- Memory Devices (0.8%):
  80,600 EMC Corp. (b)...........................................      1,589,432
  13,700 VERITAS Software Corp. (b)..............................        581,017
                                                                    ------------
                                                                       2,170,449
                                                                    ------------
         Computers -- Micro (0.2%):
  39,200 Compaq Computer Corp. ..................................        585,648
                                                                    ------------
         Computers -- Networking Products (1.8%):
 244,900 Cisco Systems, Inc. (b).................................      4,706,978
                                                                    ------------
         Computers -- Services (0.5%):
  10,900 Electronic Data Systems Corp. ..........................        695,965
   9,100 First Data Corp. .......................................        630,812
                                                                    ------------
                                                                       1,326,777
                                                                    ------------
         Cosmetics & Toiletries (1.0%):
   8,000 Avon Products, Inc. ....................................        371,120
  36,100 Gillette Co. ...........................................      1,006,107
  18,000 Kimberly-Clark Corp. ...................................      1,094,580
                                                                    ------------
                                                                       2,471,807
                                                                    ------------
         Data Processing/Management (0.5%):
  24,600 Automatic Data Processing, Inc. ........................      1,253,370
                                                                    ------------
         Diversified (6.4%):
 315,200 General Electric Co.*...................................     13,711,200
  13,400 IMS Health, Inc. .......................................        344,380
  11,100 Minnesota Mining & Manufacturing Co. ...................      1,241,868
  12,400 United Technologies Corp. ..............................        910,160
                                                                    ------------
                                                                      16,207,608
                                                                    ------------

                                   Continued

                                  Large Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

[LOGO OF KENT FUNDS]

 Shares                   Security Description                       Value
 ------                   --------------------                       -----
 COMMON STOCKS (continued)

         Diversified Manufacturing (1.6%):
  25,900 Honeywell International, Inc. ........................   $    954,933
  58,000 Tyco International, Ltd. .............................      3,085,600
                                                                  ------------
                                                                     4,040,533
                                                                  ------------
         Electric -- Integrated (0.2%):
   7,400 Exelon Corp. .........................................        418,100
                                                                  ------------
         Electronic -- Miscellaneous Components (0.2%):
  10,700 Linear Technology Corp. ..............................        466,306
                                                                  ------------
         Electronic Components -- Semiconductors (4.4%):
  14,400 Altera Corp. (b)......................................        432,864
  15,300 Analog Devices, Inc. (b)..............................        703,800
  18,900 Applied Materials, Inc. (b)...........................        866,754
 226,500 Intel Corp............................................      6,751,965
   4,300 KLA-Tencor Corp. (b)..................................        233,877
  13,800 Micron Technology, Inc. (b)...........................        579,600
  40,300 Texas Instruments, Inc................................      1,390,350
  10,400 Xilinx, Inc. (b)......................................        416,000
                                                                  ------------
                                                                    11,375,210
                                                                  ------------
         Enterprise Software (0.1%):
   6,800 PeopleSoft, Inc. (b)..................................        296,956
                                                                  ------------
         Finance (0.3%):
  20,500 Washington Mutual, Inc................................        830,660
                                                                  ------------
         Financial -- Consumer Loans (0.7%):
  10,800 Household International, Inc..........................        715,932
  11,300 Providian Financial Corp..............................        557,881
   5,800 USA Education, Inc....................................        464,638
                                                                  ------------
                                                                     1,738,451
                                                                  ------------
         Financial -- Investment Banker/Broker (0.7%):
  46,500 Charles Schwab Corp...................................        697,035
  19,600 Merrill Lynch & Co., Inc..............................      1,063,104
                                                                  ------------
                                                                     1,760,139
                                                                  ------------
         Financial -- Miscellaneous Services (1.2%):
  44,800 American Express Co...................................      1,806,784
   6,900 Capital One Financial Corp............................        443,463
  19,800 MBNA Corp.............................................        700,920
                                                                  ------------
                                                                     2,951,167
                                                                  ------------
         Financial -- Mortgage & Related Services (1.4%):
  30,600 Fannie Mae............................................      2,547,450
  16,100 Freddie Mac...........................................      1,101,884
                                                                  ------------
                                                                     3,649,334
                                                                  ------------
         Financial Services -- Diversified (2.9%):
 116,900 Citigroup, Inc........................................      5,869,549
  25,900 Morgan Stanley Dean Witter & Co.......................      1,549,338
                                                                  ------------
                                                                     7,418,887
                                                                  ------------
         Food -- Canned (0.2%):
  10,100 H.J. Heinz Co.........................................        436,421
                                                                  ------------

 Shares                   Security Description                       Value
 ------                   --------------------                       -----
 COMMON STOCKS (continued)

         Food -- Confectionery (0.1%):
   7,600 Wm. Wrigley Jr. Co....................................   $    379,392
                                                                  ------------
         Food -- Diversified (1.0%):
  11,100 General Mills, Inc....................................        488,178
  13,600 Kellogg Co............................................        408,952
   6,600 Quaker Oats Co........................................        580,800
  16,300 Unilever NV...........................................        977,185
                                                                  ------------
                                                                     2,455,115
                                                                  ------------
         Food Items -- Wholesale (0.2%):
  22,700 Sysco Corp............................................        609,268
                                                                  ------------
         Food Products (0.2%):
  11,800 Safeway, Inc. (b).....................................        521,088
                                                                  ------------
         Insurance -- Brokers (0.4%):
  10,600 Marsh & McLennan Cos., Inc............................      1,064,240
                                                                  ------------
         Insurance -- Multi-Line (2.4%):
  16,800 Allstate Corp.........................................        587,328
  59,200 American International Group, Inc.....................      4,928,400
  17,800 MetLife, Inc. ........................................        527,770
                                                                  ------------
                                                                     6,043,498
                                                                  ------------
         Internet Services/Software (0.1%):
  17,200 Yahoo!, Inc. (b)......................................        303,064
                                                                  ------------
         Machinery -- Electrical (0.2%):
  10,000 Emerson Electric Co. .................................        573,600
                                                                  ------------
         Media Conglomerates (3.3%):
 112,400 AOL Time Warner, Inc. (b).............................      5,108,580
  48,600 The Walt Disney Co. ..................................      1,280,610
  41,400 Viacom, Inc., Class B (b).............................      2,061,720
                                                                  ------------
                                                                     8,450,910
                                                                  ------------
         Medical -- Biomedical/Genetic (1.0%):
  35,100 Amgen, Inc. (b).......................................      2,201,121
   5,900 Biogen, Inc. (b)......................................        334,471
                                                                  ------------
                                                                     2,535,592
                                                                  ------------
         Medical -- Drugs (12.5%):
  52,100 Abbott Laboratories...................................      2,792,039
  45,000 American Home Products Corp. .........................      2,713,950
  65,800 Bristol-Myers Squibb Co. .............................      3,891,412
  37,700 Eli Lilly & Co. ......................................      2,988,856
   8,100 Forest Laboratories, Inc. (b).........................        636,255
   7,500 King Pharmaceuticals, Inc. (b)........................        339,000
  10,900 MedImmune, Inc. (b)...................................        419,868
  79,300 Merck & Co., Inc. ....................................      5,390,814
 212,300 Pfizer, Inc. .........................................      8,751,006
  43,400 Pharmacia Corp. ......................................      1,936,508
  49,200 Schering-Plough Corp. ................................      1,921,260
                                                                  ------------
                                                                    31,780,968
                                                                  ------------
         Medical -- Health Medical Organization (0.3%):
  10,700 UnitedHealth Group, Inc. .............................        721,394
                                                                  ------------

                                   Continued

                                  Large Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

 Shares                    Security Description                        Value
 ------                    --------------------                        -----
 COMMON STOCKS (continued)

         Medical -- Hospital (0.3%):
  18,100 HCA-The Healthcare Co. .................................   $    831,695
                                                                    ------------
         Medical -- Wholesale Drug Distribution (0.4%):
  14,100 Cardinal Health, Inc. ..................................      1,038,183
                                                                    ------------
         Medical Instruments (1.1%):
   8,800 Biomet, Inc. ...........................................        427,240
  10,300 Guidant Corp. (b).......................................        328,364
  43,600 Medtronic, Inc. ........................................      2,094,108
                                                                    ------------
                                                                       2,849,712
                                                                    ------------
         Medical Products (2.7%):
  20,000 Baxter International, Inc. .............................        996,000
 101,338 Johnson & Johnson.......................................      5,482,386
   6,600 Stryker Corp. ..........................................        395,868
                                                                    ------------
                                                                       6,874,254
                                                                    ------------
         Metals (0.3%):
  20,100 Alcoa, Inc. ............................................        788,523
                                                                    ------------
         Motorcycle/Motor Scooter (0.3%):
  13,000 Harley-Davidson, Inc. ..................................        670,930
                                                                    ------------
         Office Supplies & Forms (0.1%):
   4,100 Avery Dennison Corp. ...................................        210,166
                                                                    ------------
         Oil -- Field Services (0.4%):
  10,000 Halliburton Co. ........................................        350,100
  13,300 Schlumberger, Ltd. .....................................        714,875
                                                                    ------------
                                                                       1,064,975
                                                                    ------------
         Oil -- International Integrated (4.6%):
  14,900 Chevron Corp. ..........................................      1,361,711
 160,500 Exxon Mobil Corp. ......................................      6,702,480
  49,900 Royal Dutch Petroleum Co., ADR..........................      2,894,200
  11,100 Texaco, Inc. ...........................................        768,675
                                                                    ------------
                                                                      11,727,066
                                                                    ------------
         Oil -- Production/Pipeline (0.4%):
   7,500 Dynegy, Inc. ...........................................        347,850
  17,400 Enron Corp. ............................................        789,090
                                                                    ------------
                                                                       1,136,940
                                                                    ------------
         Optical Supplies (0.1%):
   4,400 Allergan, Inc. .........................................        331,276
                                                                    ------------
         Pipelines (0.2%):
  11,900 El Paso Energy Corp. ...................................        615,825
                                                                    ------------
         Publishing -- Books (0.1%):
   5,200 McGraw-Hill Cos., Inc. .................................        319,124
                                                                    ------------
         Restaurants (0.4%):
  30,000 McDonald's Corp. .......................................        874,200
  12,600 Starbucks Corp. (b).....................................        227,304
                                                                    ------------
                                                                       1,101,504
                                                                    ------------

 Shares                    Security Description                        Value
 ------                    --------------------                        -----
 COMMON STOCKS (continued)

         Retail (0.5%):
  10,900 Bed Bath & Beyond, Inc. (b).............................   $    351,307
   5,800 Best Buy Co. (b)........................................        388,368
  11,200 Kohl's Corp. (b)........................................        641,536
                                                                    ------------
                                                                       1,381,211
                                                                    ------------
         Retail -- Apparel/Shoes (0.4%):
   7,651 Coach, Inc. (b).........................................        288,978
  24,600 Gap, Inc. ..............................................        671,826
                                                                    ------------
                                                                         960,804
                                                                    ------------
         Retail -- Consumer Electronics (0.1%):
   9,500 RadioShack Corp. .......................................        268,185
                                                                    ------------
         Retail -- Discount (3.3%):
 150,300 Wal-Mart Stores, Inc. ..................................      8,401,770
                                                                    ------------
         Retail -- Drug Store (0.6%):
  13,200 CVS Corp. ..............................................        475,332
  34,200 Walgreen Co. ...........................................      1,152,540
                                                                    ------------
                                                                       1,627,872
                                                                    ------------
         Retail -- Food & Drug (0.3%):
  27,600 Kroger Co. (b)..........................................        727,536
                                                                    ------------
         Retail -- Major Department Stores (0.4%):
  24,900 Target Corp. ...........................................        963,630
                                                                    ------------
         Soap & Cleaning Preparations (1.5%):
  20,400 Colgate-Palmolive Co. ..................................      1,105,680
  37,400 Procter & Gamble Co. ...................................      2,656,148
                                                                    ------------
                                                                       3,761,828
                                                                    ------------
         Telecommunications -- Equipment (0.9%):
   6,400 Comverse Technology, Inc. (b)...........................        180,992
  56,500 Nortel Networks Corp., ADR..............................        449,175
  25,400 QUALCOMM, Inc. (b)......................................      1,606,042
                                                                    ------------
                                                                       2,236,209
                                                                    ------------
         Telecommunications-Services and Equipment (0.5%):
  25,830 AT&T Wireless Services, Inc. (b)........................        482,763
  31,300 Sprint Corp., PCS Group (b).............................        811,296
                                                                    ------------
                                                                       1,294,059
                                                                    ------------
         Telephone -- Integrated (2.7%):
  80,200 AT&T Corp. .............................................      1,620,842
  38,600 Qwest Communications International, Inc. ...............      1,003,600
  62,800 Verizon Communications, Inc. ...........................      3,400,620
  67,200 WorldCom, Inc. (b)......................................        940,800
                                                                    ------------
                                                                       6,965,862
                                                                    ------------
         Television (0.1%):
   6,900 Univision Communications, Inc. (b)......................        263,442
                                                                    ------------

                                   Continued

                                  Large Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

[LOGO OF KENT FUNDS]

 Shares                    Security Description                        Value
 ------                    --------------------                        -----
 COMMON STOCKS (continued)

         Tobacco (1.2%):
  65,800 Philip Morris Cos., Inc.................................   $  2,993,900
                                                                    ------------
         Utilities -- Electric Power (0.4%):
  26,100 Duke Energy Corp........................................      1,007,721
                                                                    ------------
         Utilities -- Telephone (2.6%):
   5,400 ALLTEL Corp.............................................        332,910
  43,600 BellSouth Corp..........................................      1,774,520
 103,400 SBC Communications, Inc.................................      4,656,102
                                                                    ------------
                                                                       6,763,532
                                                                    ------------
         Wireless Equipment (0.4%):
  51,100 Motorola, Inc...........................................        955,059
                                                                    ------------
         Total Common Stocks.....................................    251,460,210
                                                                    ------------
 INVESTMENT COMPANIES (0.1%):
     481 Dreyfus Cash Management Money Market Fund...............            481
 289,656 Federated Prime Value Obligations Money Market Fund.....        289,655
                                                                    ------------
         Total Investment Companies..............................        290,136
                                                                    ------------
 Total Investments (Cost $273,135,168) (a) -- 98.4%...............   251,750,346
 Other assets in excess of liabilities -- 1.6%....................     4,111,921
                                                                    ------------
 Net Assets -- 100.0%.............................................  $255,862,267
                                                                    ============

-------
(a) Represents cost for financial reporting purposes and differs from cost basis for Federal income tax purposes by the amount of losses recognized for financial reporting in excess of Federal income tax reporting of $360,478. Cost for Federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation....................................... $ 15,579,951
   Unrealized depreciation.......................................  (37,325,251)
                                                                  ------------
   Net unrealized depreciation................................... $(21,745,300)
                                                                  ============

(b)  Non-income producing security.
* Part of this security has been deposited as initial margin on open futures contracts.
ADR -- American Depositary Receipt
NV -- Naamloze Vennootschap (Dutch Corporation)
At July 31, 2001 the Fund's open long futures contracts were as follows:

                                                          Unrealized
   # of            Opening               Notional        Depreciation         Market
 Contracts      Contract Type             Amount          on Futures          Value
 ---------      -------------            --------        ------------         ------
      8       Standard & Poor's         $2,439,080         $(8,480)         $2,430,600
                 500, 9/20/01

                       See Notes to Financial Statements.

                                  Small Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  July 31, 2001

 Shares                    Security Description                        Value
 ------                    --------------------                        -----

 COMMON STOCKS (97.2%):
         Advertising (0.6%):
 105,000 Catalina Market Corp. (b)...............................   $  3,608,850
  80,000 Penton Media, Inc. .....................................      1,116,000
                                                                    ------------
                                                                       4,724,850
                                                                    ------------
         Aerospace & Defense (1.6%):
  60,000 Alliant Techsystems, Inc. (b)...........................      5,952,000
 100,000 Newport News Shipbuilding...............................      6,345,000
                                                                    ------------
                                                                      12,297,000
                                                                    ------------
         Aerospace/Defense Equipment (0.1%):
  50,000 AAR Corp. ..............................................        826,000
                                                                    ------------
         Apparel (0.1%):
  30,000 Quiksilver, Inc. (b)....................................        631,500
                                                                    ------------
         Appliances & Household Products (0.1%):
  55,600 Salton, Inc. (b)........................................      1,009,696
                                                                    ------------
         Applications Software (0.1%):
  50,000 MRO Software, Inc. (b)..................................        719,500
                                                                    ------------
         Audio/Video Production (0.5%):
 100,000 Harman International Industries, Inc. ..................      3,700,000
                                                                    ------------
         Auto/Truck -- Original Equipment (0.1%):
  75,000 Tower Automotive, Inc. (b)..............................      1,100,250
                                                                    ------------
         Banks -- Central U.S. (1.6%):
 170,000 Community First Bankshares, Inc. .......................      4,182,000
 100,000 MAF Bancorp, Inc. ......................................      3,084,000
 185,000 Republic Bancorp, Inc. .................................      2,887,850
  80,000 Sterling Bancshares, Inc. ..............................      1,604,800
                                                                    ------------
                                                                      11,758,650
                                                                    ------------
         Banks -- East (1.4%):
 100,000 Banknorth Group, Inc. ..................................      2,296,000
  27,000 Community Bank System, Inc. ............................        712,800
 100,000 Hudson United Bancorp...................................      2,746,000
 150,000 Roslyn Bancorp, Inc. ...................................      4,500,000
                                                                    ------------
                                                                      10,254,800
                                                                    ------------
         Banks -- Midwest (0.6%):
 100,000 First Midwest Bancorp, Inc. ............................      3,294,000
  35,000 Irwin Financial Corp. ..................................        859,250
                                                                    ------------
                                                                       4,153,250
                                                                    ------------
         Banks -- Northeast (1.2%):
  80,000 Commerce Bancorp, Inc. .................................      6,096,000
 158,400 First Commonwealth Financial Corp. .....................      2,090,880
  50,000 Independent Bank Corp. .................................        977,500
                                                                    ------------
                                                                       9,164,380
                                                                    ------------
         Banks -- South (0.4%):
 100,000 Firstbank Corp. ........................................      2,905,000
                                                                    ------------

 Shares                    Security Description                        Value
 ------                    --------------------                        -----

 COMMON STOCKS (continued)
         Banks -- Southeast (0.2%):
  22,900 BancorpSouth, Inc. .....................................   $    368,690
  35,000 F & M National Corp. ...................................      1,404,200
                                                                    ------------
                                                                       1,772,890
                                                                    ------------
         Banks -- Southwest (0.7%):
  75,000 Southwest Bank of Ft. Worth Texas (b)...................      2,521,500
  75,000 Texas Regional Bancshares, Inc. ........................      2,853,000
                                                                    ------------
                                                                       5,374,500
                                                                    ------------
         Banks -- West (1.6%):
  75,000 CVB Financial Corp. ....................................      1,422,750
  50,000 East West Bancorp, Inc. ................................      1,276,000
  52,500 First Republic Bancorp, Inc. (b)........................      1,372,875
 150,000 Greater Bay Bancorp ....................................      3,964,500
 185,000 Silicon Valley Bankshares (b)...........................      3,729,600
                                                                    ------------
                                                                      11,765,725
                                                                    ------------
         Batteries/Battery Systems (0.1%):
  50,000 Rayovac Corp. (b).......................................      1,043,500
                                                                    ------------
         Building (0.1%):
  30,000 Centex Construction Products, Inc. .....................        990,000
                                                                    ------------
         Building & Construction -- Miscellaneous (0.7%):
 100,000 Dal-Tile International, Inc. (b)........................      1,935,000
  75,000 Insituform Technologies, Inc. (b).......................      2,632,500
  30,000 Nortek, Inc. (b)........................................        798,600
                                                                    ------------
                                                                       5,366,100
                                                                    ------------
         Building -- Heavy Construction (0.8%):
 175,000 Dycom Industries, Inc. (b)..............................      3,830,750
  75,000 Granite Construction, Inc. .............................      1,827,000
                                                                    ------------
                                                                       5,657,750
                                                                    ------------
         Building -- Maintenance & Services (0.4%):
  75,000 ABM Industries, Inc. ...................................      2,741,250
                                                                    ------------
         Building -- Residential/Commercial (1.6%):
 111,000 D. R. Horton, Inc. .....................................      3,058,050
  75,000 KB HOME.................................................      2,444,250
  30,000 Ryland Group, Inc. .....................................      1,874,700
  69,600 Standard-Pacific Corp. .................................      1,639,776
  75,000 Toll Brothers, Inc. (b).................................      2,962,500
                                                                    ------------
                                                                      11,979,276
                                                                    ------------
         Building Products -- Cement (0.2%):
  40,000 Texas Industries, Inc. .................................      1,518,000
                                                                    ------------
         Business Services (0.4%):
  75,000 ADVO, Inc. (b)..........................................      2,928,750
                                                                    ------------
         Cellular Telecom (0.4%):
 150,000 Price Communications Corp. (b)..........................      2,925,000
                                                                    ------------
         Chemicals -- Diversified (0.2%):
  75,000 Olin Corp. .............................................      1,265,250
                                                                    ------------

                                   Continued

                                  Small Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

[LOGO OF KENT FUNDS]

 Shares                    Security Description                        Value
 ------                    --------------------                        -----

 COMMON STOCKS (continued)
         Chemicals -- Plastic (0.2%):
  50,000 Spartech Corp. .........................................   $  1,180,000
  50,000 Wellman, Inc. ..........................................        659,500
                                                                    ------------
                                                                       1,839,500
                                                                    ------------
         Chemicals -- Specialty (0.7%):
  75,000 NL Industries, Inc. ....................................      1,136,250
  75,000 OM Group, Inc. .........................................      4,387,500
                                                                    ------------
                                                                       5,523,750
                                                                    ------------
         Circuits (0.5%):
  50,000 ACT Manufacturing, Inc. (b).............................        395,000
  65,000 Integrated Device Technology, Inc. (b)..................      2,395,250
  75,000 Pericom Semiconductor Corp. (b).........................      1,128,750
                                                                    ------------
                                                                       3,919,000
                                                                    ------------
         Commercial Services (0.4%):
  65,000 Maximus, Inc. (b).......................................      2,882,100
                                                                    ------------
         Commercial Services -- Finance (0.3%):
  85,000 NCO Group, Inc. (b).....................................      1,959,250
                                                                    ------------
         Computer Data Security (0.4%):
 116,000 RSA Security, Inc. (b)..................................      2,840,840
                                                                    ------------
         Computer Services (0.1%):
  35,000 CheckFree Corp. (b).....................................      1,055,600
                                                                    ------------
         Computer Software (2.4%):
  70,000 Documentum, Inc. (b)....................................      1,046,500
 150,000 FileNET Corp. (b).......................................      1,914,000
  75,000 Hyperion Solutions Corp. (b)............................      1,061,250
  50,000 Mercury Interactive Corp. (b)...........................      1,933,000
  93,000 Micromuse, Inc. (b).....................................      1,420,110
 100,000 MSC Software Corp. (b)..................................      2,051,000
  90,000 Peregrine Systems, Inc. (b).............................      2,461,500
 104,600 Progress Software Corp. (b).............................      1,668,370
 100,000 Rainbow Technologies, Inc. (b)..........................        515,000
 150,000 Sybase, Inc. (b)........................................      2,232,000
 102,100 Wind River Systems, Inc. (b)............................      1,462,072
                                                                    ------------
                                                                      17,764,802
                                                                    ------------
         Computers -- Equipment (0.3%):
 100,000 Insight Enterprises, Inc. (b)...........................      2,051,000
                                                                    ------------
         Computers -- Integrated Systems (1.6%):
  70,000 Avant! Corp. ...........................................        431,900
 100,000 Cerner Corp. (b)........................................      5,634,000
  82,000 Echelon Corp. (b).......................................      1,982,760
  53,000 Mercury Computer Systems, Inc. (b)......................      1,677,450
  60,000 MICROS Systems, Inc. (b)................................      1,158,000
  75,000 Systems & Computer Technology Corp. (b).................        957,000
                                                                    ------------
                                                                      11,841,110
                                                                    ------------
         Computers -- Local Area Network (0.4%):
 100,000 Anixter International, Inc. (b).........................      2,885,000
                                                                    ------------

 Shares                    Security Description                        Value
 ------                    --------------------                        -----

 COMMON STOCKS (continued)
         Computers -- Memory Devices (0.2%):
  70,000 SanDisk Corp. (b).......................................   $  1,654,800
                                                                    ------------
         Computers -- Peripheral Equipment (0.3%):
 125,000 InFocus Corp. (b).......................................      2,057,500
 100,000 SONICblue, Inc. ........................................        258,000
                                                                    ------------
                                                                       2,315,500
                                                                    ------------
         Computers -- Services (0.3%):
  75,000 Factset Research Systems, Inc. .........................      2,486,250
                                                                    ------------
         Consumer Non-Durable (0.3%):
 137,000 Wolverine World Wide, Inc. .............................      2,479,700
                                                                    ------------
         Data Processing & Reproduction (1.3%):
  50,000 American Management Systems, Inc. (b)...................        930,500
 150,000 ChoicePoint, Inc. (b)...................................      6,124,500
  50,000 CSG Systems International, Inc. (b).....................      2,358,000
                                                                    ------------
                                                                       9,413,000
                                                                    ------------
         Data Processing/Management (0.1%):
  50,000 Acxiom Corp. (b)........................................        584,500
                                                                    ------------
         Direct Marketing (0.2%):
 100,000 ValueVision International, Inc. -- Class A (b)..........      1,806,000
                                                                    ------------
         Distribution/Wholesale (0.2%):
 150,000 Bell Microproducts, Inc. (b)............................      1,275,000
                                                                    ------------
         Diversified (1.5%):
  50,000 Clarcor, Inc. ..........................................      1,300,000
 150,000 Federal Signal Corp. ...................................      3,165,000
  60,800 Gencorp, Inc. ..........................................        812,288
  80,000 Imation Corp. (b).......................................      1,942,400
 100,000 Manitowoc Co., Inc. ....................................      2,779,000
  50,000 Triarc Cos., Inc. (b)...................................      1,310,000
                                                                    ------------
                                                                      11,308,688
                                                                    ------------
         Drug Delivery Systems (0.3%):
  59,300 Noven Pharmaceuticals, Inc. (b).........................      2,223,750
                                                                    ------------
         Electric -- Integrated (0.2%):
  30,000 UIL Holdings Corp. .....................................      1,443,900
                                                                    ------------
         Electrical Components -- Semiconductors (2.1%):
 200,000 Cypress Semiconductor Corp. (b).........................      5,456,000
 150,000 General Semiconductor, Inc. (b).........................      1,689,000
 140,000 International Rectifier Corp. (b).......................      5,227,600
 125,000 LTX Corp. (b)...........................................      2,588,750
 100,000 MEMC Electronic Materials, Inc. (b).....................        579,000
                                                                    ------------
                                                                      15,540,350
                                                                    ------------
         Electrical Equipment (0.5%):
 125,000 C&D Technologies, Inc. .................................      3,906,250
                                                                    ------------
         Electronic -- Manufacturing & Machinery (0.3%):
 150,000 Kulicke and Soffa Industries, Inc. (b)..................      2,536,500
                                                                    ------------

                                   Continued

                                  Small Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

 Shares                    Security Description                        Value
 ------                    --------------------                        -----

 COMMON STOCKS (continued)
         Electronic -- Miscellaneous Components (1.9%):
 125,000 APW Ltd. (b)............................................   $  1,125,000
  50,000 Audiovox Corp. (b)......................................        503,500
 100,000 CTS Corp. ..............................................      2,205,000
  24,100 Littlefuse, Inc. (b)....................................        676,005
  65,000 Park Electrochemical Corp. .............................      1,602,250
  70,000 Photronics Corp. (b)....................................      1,463,000
 161,000 Plexus Corp. (b)........................................      5,765,410
  50,000 RadiSys Corp. (b).......................................      1,017,000
                                                                    ------------
                                                                      14,357,165
                                                                    ------------
         Electronic Components -- Semiconductors (0.6%):
  40,000 Applied Micro Circuits Corp. (b)........................        685,600
  75,000 ATMI, Inc. (b)..........................................      1,908,000
  77,500 Caliper Technologies Corp. (b)..........................      1,274,875
  30,000 MKS Instruments, Inc. (b)...............................        767,700
                                                                    ------------
                                                                       4,636,175
                                                                    ------------
         Electronic Components/Instruments (1.6%):
 125,000 Artesyn Technologies, Inc. (b)..........................      1,326,250
 150,000 Cable Design Technologies, Corp. (b)....................      2,257,500
 150,000 Lam Research Corp. (b)..................................      4,198,500
 150,000 Methode Electronics, Inc. -- Class A....................      1,345,500
 100,000 Technitrol, Inc. .......................................      2,482,000
                                                                    ------------
                                                                      11,609,750
                                                                    ------------
         Electronic Measuring Equipment (0.6%):
 200,000 Tektronix, Inc. (b).....................................      4,538,000
                                                                    ------------
         Electronic Measuring Instruments (0.2%):
  60,000 Orbotech, Ltd. (b)......................................      1,773,600
                                                                    ------------
         Electronic Parts -- Distribution (0.5%):
 158,750 Avnet, Inc. ............................................      3,792,538
                                                                    ------------
         Electronic Products -- Miscellaneous (0.7%):
 100,000 AMETEK, Inc. ...........................................      3,127,000
 150,000 Kopin Corp. (b).........................................      2,338,500
                                                                    ------------
                                                                       5,465,500
                                                                    ------------
         Electronics -- Military (0.4%):
  40,000 L-3 Communications Holdings, Inc. (b)...................      2,984,000
                                                                    ------------
         Engineering (0.5%):
  60,000 Jacobs Engineering Group, Inc. (b)......................      3,513,600
                                                                    ------------
         Entertainment (0.2%):
  75,000 Vail Resorts, Inc. (b)..................................      1,496,250
                                                                    ------------
         Fertilizers (0.2%):
  45,000 The Scotts Company (b)..................................      1,797,750
                                                                    ------------
         Fiber Optics (0.2%):
 112,500 C-COR.net Corp. (b).....................................      1,297,125
                                                                    ------------
         Finance (0.8%):
 175,000 Metris Companies, Inc. .................................      6,072,500
                                                                    ------------

 Shares                 Security Description                     Value
 ------                 --------------------                     -----

 COMMON STOCKS (continued)
         Financial -- Consumer Loans (1.0%):
 125,000 AmeriCredit Corp. (b).............................   $  7,686,250
                                                              ------------
         Financial -- Investment Banker/Broker (1.2%):
 100,000 Investment Technology Group, Inc. (b).............      5,249,000
  75,000 Jefferies Group, Inc. ............................      2,659,500
  55,000 Southwest Securities Group, Inc. .................        992,750
                                                              ------------
                                                                 8,901,250
                                                              ------------
         Financial -- Investment Management Cos. (1.4%):
 150,000 Allied Capital Corp. .............................      3,487,500
 200,000 Eaton Vance Corp. ................................      6,828,000
                                                              ------------
                                                                10,315,500
                                                              ------------
         Financial -- Leasing Company (0.2%):
  50,000 Financial Federal Corp. (b).......................      1,324,500
                                                              ------------
         Financial -- Mortgage & Related Services (0.2%):
  40,000 Triad Guaranty, Inc. (b)..........................      1,516,000
                                                              ------------
         Financial -- Savings & Loan (1.8%):
 100,000 Downey Financial Corp. ...........................      5,857,000
  85,000 FirstFed Financial Corp. (b)......................      2,622,250
 125,000 Staten Island Bancorp, Inc. ......................      3,825,000
  50,000 Westcorp..........................................      1,016,000
                                                              ------------
                                                                13,320,250
                                                              ------------
         Food -- Diversified (0.5%):
  70,000 Ralcorp Holding, Inc. (b).........................      1,232,000
  60,000 The Earthgrains Co. ..............................      2,411,400
                                                              ------------
                                                                 3,643,400
                                                              ------------
         Food -- Flour & Grain (0.1%):
  50,000 International Multi-Foods Corp. ..................      1,030,500
                                                              ------------
         Gas -- Distribution (0.3%):
 100,000 Vectren Corp. ....................................      2,040,000
                                                              ------------
         Health Care (0.7%):
 135,000 IDEXX Laboratories, Inc. (b)......................      3,295,350
  60,000 Patterson Dental Company (b)......................      2,082,000
                                                              ------------
                                                                 5,377,350
                                                              ------------
         Hotels & Lodging (0.2%):
 100,000 Prime Hospitality Corp. (b).......................      1,201,000
                                                              ------------
         Human Resources (0.1%):
  35,000 Korn/Ferry International (b)......................        539,350
                                                              ------------
         Industrial -- Automotive/Robotics (0.2%):
  65,000 Esterline Technologies Corp. (b)..................      1,391,000
                                                              ------------
         Instruments -- Controls (0.9%):
  50,000 Photon Dynamics, Inc. (b).........................      1,945,000
 125,000 Roper Industries, Inc. ...........................      4,731,250
                                                              ------------
                                                                 6,676,250
                                                              ------------

                                   Continued

                                  Small Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

[LOGO OF KENT FUNDS]

 Shares                   Security Description                       Value
 ------                   --------------------                       -----

 COMMON STOCKS (continued)
         Instruments -- Scientific (1.3%):
  76,500 Dionex Corp. (b)......................................   $  2,233,800
 230,000 PerkinElmer, Inc. ....................................      7,245,000
                                                                  ------------
                                                                     9,478,800
                                                                  ------------
         Insurance (0.6%):
 100,000 StanCorp Financial Group, Inc. .......................      4,410,000
                                                                  ------------
         Insurance -- Accident & Health (0.1%):
  25,000 RLI Corp. ............................................      1,053,750
                                                                  ------------
         Insurance -- Brokers (1.3%):
 270,000 Arthur J. Gallagher & Co. ............................      7,425,000
  50,000 Hilb, Rogal & Hamilton Co. ...........................      2,287,500
                                                                  ------------
                                                                     9,712,500
                                                                  ------------
         Insurance -- Life (0.5%):
  50,000 AmerUs Group Co. .....................................      1,612,500
  50,000 Delphi Financial Group................................      1,907,500
                                                                  ------------
                                                                     3,520,000
                                                                  ------------
         Insurance -- Multi-Line (0.2%):
 100,000 FBL Financial Group, Inc. -- Class A..................      1,860,000
                                                                  ------------
         Insurance -- Property & Casualty (0.8%):
  75,000 Fidelity National Financial, Inc. ....................      1,923,000
  75,000 First American Financial Corp. .......................      1,331,250
  50,000 Philadelphia Consolidated Holding
         Corp. (b).............................................      1,806,000
  30,000 SCPIE Holdings, Inc. .................................        604,500
                                                                  ------------
                                                                     5,664,750
                                                                  ------------
         Internet Content (0.2%):
  40,000 ProQuest Co. (b)......................................      1,241,600
                                                                  ------------
         Internet Services/Software (1.3%):
 125,000 Avocent Corp. (b).....................................      3,237,500
  66,000 Internet Security Systems, Inc. (b)...................      1,519,980
  75,000 Retek, Inc. (b).......................................      2,406,000
 150,000 Verity, Inc. (b)......................................      2,634,000
                                                                  ------------
                                                                     9,797,480
                                                                  ------------
         Investment Companies (0.3%):
  75,000 American Capital Strategies, Ltd. ....................      2,047,500
                                                                  ------------
         Lasers -- Systems/Components (1.7%):
 100,000 Coherent, Inc. (b)....................................      3,698,000
 100,000 Cymer, Inc. (b).......................................      2,847,000
 113,800 Electro Scientific Industries, Inc. (b)...............      3,658,670
 175,000 VISX, Inc. (b)........................................      2,782,500
                                                                  ------------
                                                                    12,986,170
                                                                  ------------
         Leisure & Recreation Products (0.3%):
  50,000 Polaris Industries, Inc. .............................      2,444,000
                                                                  ------------

 Shares                   Security Description                       Value
 ------                   --------------------                       -----

 COMMON STOCKS (continued)
         Leisure & Recreation/Gaming (0.3%):
 100,000 Aztar Corp. (b).......................................   $  1,492,000
  75,000 Station Casinos, Inc. (b).............................      1,079,250
                                                                  ------------
                                                                     2,571,250
                                                                  ------------
         Machinery -- Electrical (0.2%):
  44,000 Baldor Electric Co. ..................................        969,320
  13,100 Smith (A.O.) Corp. ...................................        229,643
                                                                  ------------
                                                                     1,198,963
                                                                  ------------
         Machinery -- General Industrial (0.7%):
  50,000 Albany International Corp. -- Class A (b).............        997,500
  75,000 Graco, Inc. ..........................................      2,535,000
  21,100 Idex Corp. ...........................................        683,007
 100,000 Paxar Corp. (b).......................................      1,360,000
                                                                  ------------
                                                                     5,575,507
                                                                  ------------
         Management Consulting Services (0.1%):
 100,000 DiamondCluster International, Inc. (b)................      1,028,000
                                                                  ------------
         Medical -- Biomedical/Genetic (2.8%):
  50,000 Affymetrix, Inc. (b)..................................      1,248,000
 125,000 Alkermes, Inc. (b)....................................      3,562,500
 100,000 Cell Genesys, Inc. (b)................................      1,685,000
 100,000 CuraGen Corp. (b).....................................      2,267,000
  50,000 Digene Corp. (b)......................................      1,731,500
  40,000 IDEC Pharmaceuticals Corp. (b)........................      2,159,200
  50,000 Invitrogen Corp. (b)..................................      3,201,500
  80,000 Millennium Pharmaceuticals (b)........................      2,502,400
 100,000 Nanogen, Inc. (b).....................................        613,000
  50,000 Transkaryotic Therapies, Inc. (b).....................      1,444,500
                                                                  ------------
                                                                    20,414,600
                                                                  ------------
         Medical -- Biotechnology (0.5%):
  80,000 Bio-Technology General Corp. (b)......................        787,200
  65,000 Cryolife, Inc. (b)....................................      2,687,100
                                                                  ------------
                                                                     3,474,300
                                                                  ------------
         Medical -- Drugs (2.8%):
 100,000 Alpharma, Inc. -- Class A.............................      2,821,000
 100,000 Celgene Corp. ........................................      2,618,000
 100,000 Corixa Corp. (b)......................................      1,158,000
 100,000 Guilford Pharmaceuticals, Inc. (b)....................      1,621,000
 175,000 Ligand Pharmaceuticals, Inc. (b)......................      1,758,750
 125,000 Medicis Pharmaceutical Corp. -- Class A (b)...........      6,025,000
 110,000 Priority Healthcare Corp., Series B (b)...............      2,634,500
 125,000 SuperGen, Inc. (b)....................................      1,518,750
                                                                  ------------
                                                                    20,155,000
                                                                  ------------
         Medical -- Health Medical Organization (1.0%):
 175,000 Mid Atlantic Medical Services, Inc. (b)...............      3,675,000
  60,000 Trigon Healthcare, Inc. (b)...........................      4,108,800
                                                                  ------------
                                                                     7,783,800
                                                                  ------------
         Medical -- Hospital (0.7%):
 135,000 Province Healthcare Co. (b)...........................      4,927,500
                                                                  ------------

                                   Continued

                                  Small Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

 Shares                    Security Description                        Value
 ------                    --------------------                        -----

 COMMON STOCKS (continued)
         Medical -- Hospital Services (0.9%):
 100,000 Quest Diagnostics, Inc. (b).............................   $  6,910,000
                                                                    ------------

         Medical -- Outpatient/Home Care (1.1%):
 125,000 Apria Healthcare Group, Inc. (b)........................      2,968,750
 175,000 Orthodontic Centers of America, Inc. (b)................      5,215,000
                                                                    ------------
                                                                       8,183,750
                                                                    ------------

         Medical -- Wholesale Drug Distribution (0.4%):
  50,000 AmeriSource Health Corp. -- Class A (b).................      2,907,000
                                                                    ------------

         Medical Equipment & Supplies (0.7%):
  30,000 Conmed Corp. (b)........................................        929,700
 125,000 Respironics, Inc. (b)...................................      3,986,250
                                                                    ------------
                                                                       4,915,950
                                                                    ------------

         Medical Instruments (0.2%):
  80,000 Kensey Nash Corp. (b)...................................      1,628,000
                                                                    ------------

         Medical Products (1.7%):
 100,000 Diagnostic Products Corp. ..............................      4,048,000
 100,000 Haemonetics Corp. (b)...................................      3,351,000
 125,000 Owens & Minor, Inc. ....................................      2,287,500
  50,000 PolyMedica, Corp. (b)...................................      1,762,500
  40,000 West Pharmaceutical Services, Inc. .....................      1,072,000
                                                                    ------------
                                                                      12,521,000
                                                                    ------------

         Medical Supplies (0.4%):
 125,000 STERIS Corp. (b)........................................      2,688,750
                                                                    ------------

         Medical/Dental Supplies (0.4%):
  65,000 Cooper Cos., Inc. ......................................      3,139,500
                                                                    ------------

         Metal -- Miscellaneous (0.1%):
  37,400 Brush Wellman, Inc. ....................................        635,800
                                                                    ------------

         Metal -- Processing & Fabrication (0.4%):
  85,000 Mueller Industries, Inc. (b)............................      2,843,250
                                                                    ------------

         Motion Pictures & Services (0.1%):
 100,000 Zomax, Inc. ............................................        562,000
                                                                    ------------

         Network Products (1.3%):
 250,000 Aeroflex, Inc. (b)......................................      2,612,500
  75,000 Black Box Corp. (b).....................................      4,114,500
 100,000 Computer Network Technology Corp. (b)...................        831,000
 230,000 Stratos Lightwave, Inc. (b).............................      2,187,300
                                                                    ------------
                                                                       9,745,300
                                                                    ------------

         Office Supplies & Forms (0.2%):
  62,900 John H. Harland Co. ....................................      1,342,915
                                                                    ------------

         Oil & Gas -- Drilling (0.2%):
  50,000 Atwood Oceanics, Inc. (b)...............................      1,645,000
                                                                    ------------

         Oil -- Field Services (1.3%):
 100,000 Hanover Compressor Co. (b)..............................      3,347,000
  75,000 Oceaneering International, Inc. (b).....................      1,575,000

 Shares                    Security Description                        Value
 ------                    --------------------                        -----

 COMMON STOCKS (continued)
         Oil -- Field Services (continued)
  75,000 Seacor Holdings, Inc. (b)...............................   $  3,352,500
  75,000 Veritas DGC, Inc. (b)...................................      1,717,500
                                                                    ------------
                                                                       9,992,000
                                                                    ------------

         Oil -- U.S. Exploration & Production (3.5%):
  75,000 Cabot Oil & Gas Corp. ..................................      1,882,500
  50,000 Forest Oil Corp. (b)....................................      1,350,000
  30,000 Houston Exploration Co. (b).............................        998,100
  50,000 HS Resources, Inc. (b)..................................      3,205,000
  75,000 Louis Dreyfus Natural Gas (b)...........................      2,446,500
  75,000 Newfield Exploration Co. (b)............................      2,504,250
  75,000 Stone Energy Corp. (b)..................................      3,416,250
  75,000 Swift Energy Co. (b)....................................      2,342,250
 175,000 Vintage Petroleum, Inc. ................................      3,246,250
 262,500 XTO Energy, Inc. .......................................      3,945,374
                                                                    ------------
                                                                      25,336,474
                                                                    ------------

         Oil Refining (0.4%):
  50,000 Enterprise Products Partners L.P........................      2,137,500
  50,000 Tesoro Petroleum Corp. .................................        555,000
                                                                    ------------
                                                                       2,692,500
                                                                    ------------

         Pharmacy Services (1.3%):
  75,000 AdvancePCS (b)..........................................      4,657,500
  75,000 Express Scripts, Inc. (b)...............................      4,376,250
  50,000 Pharmacopeia, Inc. (b)..................................        802,500
                                                                    ------------
                                                                       9,836,250
                                                                    ------------

         Physical Therapy (0.3%):
  50,000 RehabCare Group, Inc. (b)...............................      2,197,500
                                                                    ------------

         Power Conversion/Supply Equipment (0.1%):
  30,000 Advanced Energy Industries, Inc. (b)....................        982,500
                                                                    ------------

         Real Estate (0.2%):
  50,000 Webb (Del) Corp. .......................................      1,854,000
                                                                    ------------

         Restaurants (1.7%):
 112,500 Applebee's International, Inc. .........................      3,408,750
 100,000 CEC Entertainment, Inc. (b).............................      3,569,000
 100,000 Jack in the Box, Inc. (b)...............................      2,835,000
 135,000 Ruby Tuesday, Inc. .....................................      2,511,000
                                                                    ------------
                                                                      12,323,750
                                                                    ------------

         Retail -- Apparel/Shoes (2.0%):
  85,000 Ann Taylor Stores Corp. (b).............................      2,728,500
  40,000 Brown Shoe Company, Inc. ...............................        608,800
  75,000 Cole (Kenneth) Productions, Inc. (b)....................      1,481,250
  75,000 Footstar, Inc. (b)......................................      2,593,500
  75,000 Genesco, Inc. (b).......................................      2,441,250
  50,000 Hot Topic, Inc. (b).....................................      1,340,000
  80,000 Talbots, Inc. ..........................................      3,440,000
  20,000 The Children's Place Retail Stores, Inc. (b)............        501,000
                                                                    ------------
                                                                      15,134,300
                                                                    ------------

         Retail -- Consumer Electronics (0.1%):
  73,900 Handleman Co. (b).......................................      1,108,500
                                                                    ------------


                                   Continued

                                  Small Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

[LOGO OF KENT FUNDS]

 Shares                  Security Description                      Value
 ------                  --------------------                      -----

 COMMON STOCKS (continued)
         Retail -- Discount (0.3%):
  60,000 99 Cents Only Stores (b)............................   $  1,994,400
                                                                ------------

         Retail -- General Merchandise (0.1%):
  35,000 Russ Berrie & Co., Inc. ............................        945,000
                                                                ------------

         Retail -- Home Furnishings (0.8%):
 150,000 La-Z-Boy, Inc. .....................................      3,004,500
 125,000 Linens 'N Things, Inc. (b)..........................      3,212,500
                                                                ------------
                                                                   6,217,000
                                                                ------------

         Retail -- Jewelry (0.6%):
 125,000 Zale Corp. .........................................      4,218,750
                                                                ------------

         Retail -- Special Line (0.4%):
  75,000 Michaels Stores, Inc. (b)...........................      3,147,750
                                                                ------------

         Retail -- Supermarkets (0.2%):
  75,000 Ruddick Corp. ......................................      1,215,000
                                                                ------------

         Semiconductor Equipment (0.3%):
 100,000 Credence Systems Corp. (b)..........................      2,070,000
                                                                ------------

         Shoes & Related Apparel (0.4%):
  80,000 Timberland Co. -- Class A (b).......................      2,804,000
                                                                ------------

         Soap & Cleaning Preparations (0.3%):
 100,000 Church & Dwight Co., Inc............................      2,537,000
                                                                ------------

         Software -- Communications (0.0%):
 125,000 Puma Technology, Inc. (b)...........................        253,750
                                                                ------------

         Steel -- Producers (0.6%):
 150,000 AK Steel Holding Corp. .............................      1,966,500
  30,000 Carpenter Technology Corp. .........................        823,200
  75,000 Lone Star Technologies, Inc. (b)....................      1,687,500
                                                                ------------
                                                                   4,477,200
                                                                ------------

         Telecom Services (0.6%):
 100,000 Illuminet Holdings, Inc. (b)........................      3,021,000
  50,000 Leap Wireless International, Inc. (b)...............      1,227,000
                                                                ------------
                                                                   4,248,000
                                                                ------------

         Telecommunications -- Cellular (0.1%):
  20,000 Rural Cellular Corp. (b)............................        851,400
                                                                ------------

         Telecommunications -- Equipment (1.0%):
  50,000 CommScope, Inc. (b).................................      1,150,500
 150,000 Plantronics, Inc. (b)...............................      3,187,500
 175,000 Titan Corp. (b).....................................      3,459,750
                                                                ------------
                                                                   7,797,750
                                                                ------------

         Telecommunications -- Services/Equipment (0.8%):
 150,000 ITC/DeltaCom, Inc. (b)..............................        399,000
  54,200 Lightbridge, Inc. (b)...............................        585,360
 150,000 MasTec, Inc. (b)....................................      2,185,500
  70,000 Western Wireless Corp. -- Class A (b)...............      2,723,700
                                                                ------------
                                                                   5,893,560
                                                                ------------

 Shares                   Security Description                       Value
 ------                   --------------------                       -----

 COMMON STOCKS (continued)
         Textile -- Apparel (0.2%):
  40,000 Kellwood Co. .........................................   $    827,200
  50,000 Phillips-Van Heusen Corp. ............................        685,000
                                                                  ------------
                                                                     1,512,200
                                                                  ------------

         Therapeutics (1.4%):
 100,000 ILEX Oncology, Inc. (b)...............................      2,375,000
  90,000 ImClone Systems, Inc. (b).............................      3,857,400
 100,000 Isis Pharmaceuticals, Inc. (b)........................      1,197,000
  75,000 MGI Pharma, Inc. (b)..................................        765,750
  75,000 Onyx Pharmaceuticals, Inc. (b)........................        745,500
 100,000 Titan Pharmaceuticals, Inc. (b).......................      1,150,000
                                                                  ------------
                                                                    10,090,650
                                                                  ------------

         Tools -- Hand Held (0.2%):
  35,200 Toro Co. .............................................      1,659,680
                                                                  ------------

         Transportation -- Air Freight (0.1%):
  60,000 Atlas Air, Inc. (b)...................................        880,200
                                                                  ------------

         Transportation -- Equipment & Leasing (0.3%):
  40,000 Xtra Corp. (b)........................................      2,188,800
                                                                  ------------

         Transportation -- Railroad (0.2%):
  40,000 Florida East Coast Industries, Inc. ..................      1,230,000
                                                                  ------------

         Transportation -- Shipping (0.3%):
  75,000 Overseas Shipholding Group, Inc. .....................      1,920,000
                                                                  ------------

         Utilities -- Electric Power (0.8%):
  25,000 Black Hills Corp. ....................................      1,024,500
  80,000 Cleco Corp. ..........................................      1,820,000
  50,000 Northwestern Corp. ...................................      1,069,000
  50,000 UniSource Energy Corp. ...............................        920,000
  30,000 WPS Resources Corp. ..................................      1,014,000
                                                                  ------------
                                                                     5,847,500
                                                                  ------------

         Utilities -- Gas Distribution (1.3%):
 150,000 Atmos Energy Corp. ...................................      3,030,000
 110,000 Energen Corp. ........................................      2,805,000
  40,000 Laclede Gas Co. ......................................        880,000
  40,000 New Jersey Resources Corp. ...........................      1,738,000
  60,000 UGI Corp. ............................................      1,607,400
                                                                  ------------
                                                                    10,060,400
                                                                  ------------

         Wire & Cable Products (0.3%):
  90,000 Belden, Inc. .........................................      2,200,500
                                                                  ------------

         Wireless Equipment (0.8%):
 250,000 DMC Stratex Networks, Inc. (b)........................      2,537,500
  75,000 InterDigital Communications Corp. (b).................        896,250
 148,200 Proxim, Inc. (b)......................................      1,259,700
  50,000 SBA Communications Corp. (b)..........................        985,500
                                                                  ------------
                                                                     5,678,950
                                                                  ------------
         Total Common Stocks...................................    724,816,459
                                                                  ------------


                                   Continued

                                  Small Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

   Shares                   Security Description                      Value
   ------                   --------------------                      -----

 U.S. GOVERNMENT AGENCY OBLIGATIONS (0.3%):
            U.S. Treasury Bill (0.3%):
  2,000,000 3.36%**, 12/20/01*..................................   $  1,973,524
                                                                   ------------
            Total U.S. Government Agency Obligations............      1,973,524
                                                                   ------------

 INVESTMENT COMPANIES (2.1%):
      7,501 Dreyfus Cash Management Money Market Fund...........          7,501
 15,725,976 Federated Prime Value Obligations Money Market
            Fund................................................     15,725,976
                                                                   ------------
            Total Investment Companies..........................     15,733,477
                                                                   ------------
 Total Investments (Cost $555,891,265) (a) -- 99.6%..............   742,523,460
 Other assets in excess of liabilities -- 0.4%...................     3,233,311
                                                                   ------------
 Net Assets -- 100.0%............................................  $745,756,771
                                                                   ============

-------
(a) Represents cost for financial reporting purposes and differs from cost basis for Federal income tax purposes by the amount of losses recognized for financial reporting in excess of Federal income tax reporting of $470,148. Cost for Federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation........................................ $244,993,266
   Unrealized depreciation........................................  (58,831,219)
                                                                   ------------
   Net unrealized appreciation.................................... $186,162,047
                                                                   ============

(b)  Non-income producing security.
* Part of this security has been deposited as initial margin on open futures contracts.
**  Effective yield at purchase.
PLC -- Public Limited Company (British)
ADR -- American Depositary Receipt
At July 31, 2001 the Fund's open long futures contracts were as follows:

                                                       Unrealized
  # of             Opening             Notional       Depreciation       Market
Contracts       Contract Type           Amount         on Futures         Value
---------       -------------          --------       ------------       ------
    65       Russell 2000 9/20/01     $16,088,425      $(275,550)      $15,812,875


                       See Notes to Financial Statements.

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  July 31, 2001

[LOGO OF KENT FUNDS]

 Shares                    Security Description                        Value
 ------                    --------------------                        -----

 COMMON STOCKS (96.7%):
 Australia (4.0%):
         Banking (1.5%):
 131,400 Australia and New Zealand Banking Group Ltd. ...........   $  1,039,138
 110,825 Commonwealth Bank of Australia..........................      1,658,409
  15,500 Macquarie Bank Ltd. ....................................        283,453
 135,414 National Australia Bank Ltd. ...........................      2,224,879
  39,900 St. George Bank Ltd. ...................................        282,162
  28,100 Suncorp-Metway Ltd. ....................................        206,684
 153,639 Westpac Banking Corp., Ltd. ............................      1,068,491
                                                                    ------------
                                                                       6,763,216
                                                                    ------------
         Beverages & Tobacco (0.0%):
  80,262 Coca-Cola Amatil Ltd. ..................................        197,462
                                                                    ------------
         Brewery (0.1%):
 170,436 Fosters Brewing Group Ltd. .............................        468,589
                                                                    ------------
         Diversified (0.1%):
  54,900 Southcorp Holdings Ltd. ................................        202,181
  25,800 Wesfarmers Ltd. ........................................        371,026
                                                                    ------------
                                                                         573,207
                                                                    ------------
         Energy (0.3%):
 327,002 Broken Hill Proprietary Co., Ltd. ......................      1,608,994
                                                                    ------------
         Entertainment (0.0%):
  31,137 TABCORP Holdings Ltd. ..................................        138,203
                                                                    ------------
         Food Products (0.1%):
  94,831 Woolworths Ltd. ........................................        531,550
                                                                    ------------
         Gas Utility (0.0%):
  26,533 Australian Gas Light Co., Ltd. .........................        113,730
                                                                    ------------
         Industrial Goods & Services (0.1%):
  91,818 CSR Ltd. ...............................................        315,318
                                                                    ------------
         Insurance (0.2%):
  97,700 AMP Ltd. ...............................................        950,798
  34,020 QBE Insurance Group Ltd. ...............................        187,170
                                                                    ------------
                                                                       1,137,968
                                                                    ------------
         Medical-Drugs (0.1%):
  13,100 CSL Ltd. ...............................................        311,696
                                                                    ------------
         Metals & Mining (0.2%):
  27,473 Rio Tinto Ltd. .........................................        461,281
  97,071 WMC Ltd. ...............................................        425,585
                                                                    ------------
                                                                         886,866
                                                                    ------------
         Multi-Media (0.4%):
 180,853 News Corp., Ltd. .......................................      1,650,582
  57,200 Publishing and Broadcasting Ltd. .......................        298,568
                                                                    ------------
                                                                       1,949,150
                                                                    ------------

 Shares                    Security Description                       Value
 ------                    --------------------                       -----

 COMMON STOCKS (continued)
 Australia (continued)
         Oil & Gas (0.1%):
  53,200 Santos Ltd. ...........................................   $    166,506
  58,300 Woodside Petroleum Ltd. ...............................        424,377
                                                                   ------------
                                                                        590,883
                                                                   ------------
         Packaging (0.0%):
  37,493 Amcor Ltd. ............................................        124,953
                                                                   ------------
         Property Trust (0.0%):
  31,280 Stockland Trust Group..................................         65,849
                                                                   ------------
         Real Estate (0.2%):
 117,125 General Property Trust Units...........................        164,574
  29,772 Lend Lease Corp., Ltd. ................................        181,226
  46,700 Westfield Holdings Ltd. ...............................        331,648
 138,173 Westfield Trust Units..................................        236,203
                                                                   ------------
                                                                        913,651
                                                                   ------------
         Retail -- General Merchandise (0.1%):
 103,436 Coles Myer Ltd. (b)....................................        323,734
                                                                   ------------
         Services (0.1%):
  20,419 Brambles Industries Ltd. ..............................        480,186
                                                                   ------------
         Steel (0.0%):
  28,436 OneSteel Ltd. .........................................         15,146
                                                                   ------------
         Telecom Equipment (0.4%):
 682,700 Telstra Corp., Ltd. ...................................      1,721,148
                                                                   ------------
                                                                     19,231,499
                                                                   ------------
 Austria (0.3%):
         Banking (0.0%):
   2,600 Erste Bank der oesterreichischen Sparkassen AG.........        132,511
                                                                   ------------
         Building Products (0.0%):
  10,764 Wienerberger Baustoffindustrie AG......................        194,952
                                                                   ------------
         Electric Utility (0.0%):
   1,869 Oesterreichische Elektrizitaetswirtschafts AG, Class
         A......................................................        174,976
                                                                   ------------
         Engineering (0.0%):
   1,100 VA Technologie AG......................................         31,183
                                                                   ------------
         Insurance (0.0%):
   1,380 EA-Generali AG.........................................        193,189
                                                                   ------------
         Metals & Mining (0.0%):
     175 Radex-Heraklith Industriebeteiligungs AG...............          3,445
                                                                   ------------
         Oil & Gas (0.1%):
   2,140 OMV AG.................................................        198,943
                                                                   ------------
         Paper Products (0.0%):
     900 Mayr-Melnhof Karton AG.................................         43,113
                                                                   ------------
         Steel (0.0%):
     800 Boehler-Uddeholm AG....................................         33,598
                                                                   ------------

                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

 Shares                    Security Description                        Value
 ------                    --------------------                        -----

 COMMON STOCKS (continued)
 Austria (continued)
        Telecommunications (0.0%):
 19,800 Telekom Austria AG (b)...................................   $    129,584
                                                                    ------------
        Tobacco (0.2%):
  3,600 Austria Tabakwerke AG....................................        263,736
                                                                    ------------
        Transportation (0.0%):
  1,800 Austrian Airlines........................................         19,529
  1,500 Flughafen Wien AG........................................         49,675
                                                                    ------------
                                                                          69,204
                                                                    ------------
                                                                       1,468,434
                                                                    ------------
 Belgium (1.7%):
        Auto -- Retail (0.0%):
    600 S.A. D'Ieteren NV........................................        100,637
                                                                    ------------
        Banking (0.3%):
 31,420 KBC Bancassurance Holding NV.............................      1,224,449
                                                                    ------------
        Brewery (0.1%):
 21,400 Interbrew................................................        561,719
                                                                    ------------
        Chemicals (0.1%):
 10,510 Solvay SA................................................        561,860
                                                                    ------------
        Diversified Operations (0.2%):
 15,000 Groupe Bruxelles Lambert SA..............................        879,327
                                                                    ------------
        Food -- Retail (0.0%):
  4,900 Colruyt NV...............................................        196,614
                                                                    ------------
        Gas & Electric Utility (0.3%):
  6,800 Electrabel SA............................................      1,468,379
                                                                    ------------
        Insurance (0.5%):
 74,000 Fortis...................................................      1,935,271
                                                                    ------------
        Merchandising (0.1%):
  6,500 Delhaize-Le Lion SA......................................        387,866
                                                                    ------------
        Metals & Mining (0.0%):
  3,200 Union Miniere SA.........................................        125,153
                                                                    ------------
        Pharmaceuticals (0.1%):
 18,200 UCB SA...................................................        693,655
                                                                    ------------
        Photography/Imaging Technology (0.0%):
 17,500 Agfa Gevaert NV..........................................        238,862
                                                                    ------------
        Wire & Cable Products (0.0%):
  1,800 Bekaert NV...............................................         63,658
                                                                    ------------
                                                                       8,437,450
                                                                    ------------
 Denmark (1.3%):
        Banking & Finance (0.2%):
 65,370 Danske Bank..............................................      1,136,397
                                                                    ------------
        Brewery (0.1%):
  6,700 Carlsberg AS, Class B....................................        286,461
                                                                    ------------

 Shares                    Security Description                        Value
 ------                    --------------------                        -----

 COMMON STOCKS (continued)
 Denmark (continued)
         Commercial Services (0.0%):
   3,400 ISS AS (b)..............................................   $    205,672
                                                                    ------------
         Food Products (0.0%):
   5,600 Danisco AS..............................................        209,173
                                                                    ------------
         Medical Products (0.0%):
   6,100 William Demant AS (b)...................................        177,335
                                                                    ------------
         Pharmaceuticals (0.5%):
  31,730 Novo Nordisk AS, Class B................................      1,434,897
  12,646 Novozymes AS, Class B...................................        270,343
                                                                    ------------
                                                                       1,705,240
                                                                    ------------
         Power Conversion/Supply Equipment (0.0%):
   4,100 Vestas Wind Systems AS..................................        177,224
                                                                    ------------
         Security Services (0.0%):
   1,900 Group 4 Falck AS........................................        219,826
                                                                    ------------
         Telecommunications (0.1%):
  19,100 Tele Danmark AS, Class B................................        682,019
                                                                    ------------
         Transportation & Shipping (0.4%):
      84 D/S 1912, Class B.......................................        685,731
      64 D/S Svendborg AS, Class B...............................        681,080
                                                                    ------------
                                                                       1,366,811
                                                                    ------------
                                                                       6,166,158
                                                                    ------------
 Finland (1.8%):
         Computer Software (0.0%):
   4,200 TietoEnator OYJ.........................................        101,792
                                                                    ------------
         Diversified Financial Services (0.0%):
  23,000 Sampo-Leonia Insurance Co. .............................        192,183
                                                                    ------------
         Forest Products (0.1%):
  16,800 UPM-Kymmene Corp. ......................................        499,773
                                                                    ------------
         Machinery & Equipment (0.0%):
     800 Kone OYJ., Class B......................................         63,312
   7,000 Metso OYJ...............................................         72,271
                                                                    ------------
                                                                         135,583
                                                                    ------------
         Paper Products (0.1%):
  30,000 Stora Enso OYJ..........................................        278,235
                                                                    ------------
         Telecom Equipment (1.6%):
 332,800 Nokia OYJ...............................................      7,323,276
                                                                    ------------
         Telecommunications (0.0%):
  31,200 Sonera OYJ..............................................        193,819
                                                                    ------------
                                                                       8,724,661
                                                                    ------------
 France (13.2%):
         Advertising (0.0%):
   9,300 Publicis SA.............................................        223,769
                                                                    ------------

                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

[LOGO OF KENT FUNDS]

 Shares                   Security Description                        Value
 ------                   --------------------                        -----

 COMMON STOCKS (continued)
 France (continued)
        Aerospace/Defense (0.2%):
 49,000 European Aeronautic Defence And Space Co. ..............   $    973,209
                                                                   ------------
        Aluminum (0.1%):
  5,800 Pechiney SA -- A Shares.................................        296,871
                                                                   ------------
        Audio/Video Products (0.1%):
  8,000 Thomson Multimedia......................................        256,886
                                                                   ------------
        Auto Parts (0.1%):
  5,645 Valeo SA................................................        253,129
                                                                   ------------
        Automotive (0.3%):
 19,572 PSA Peugeot Citroen SA..................................        924,726
 14,000 Renault SA..............................................        635,128
                                                                   ------------
                                                                      1,559,854
                                                                   ------------
        Banking (1.1%):
 38,505 Banque Nationale de Paris...............................      3,345,419
 30,688 Societe Generale........................................      1,707,693
                                                                   ------------
                                                                      5,053,112
                                                                   ------------
        Beverages & Tobacco (0.5%):
 35,500 LVMH (Moet Hennessy Louis Vuitton)......................      1,879,178
  5,400 Pernod Ricard...........................................        392,153
                                                                   ------------
                                                                      2,271,331
                                                                   ------------
        Building & Construction (0.2%):
 24,060 Bouygues SA.............................................        810,477
  5,280 Vinci SA................................................        338,627
                                                                   ------------
                                                                      1,149,104
                                                                   ------------
        Building Products (0.2%):
  1,195 Imetal SA...............................................        123,795
  9,821 Lafarge SA..............................................        838,667
                                                                   ------------
                                                                        962,462
                                                                   ------------
        Building-Heavy Construction (0.0%):
  1,100 Compagnie Francaise d'Etudes et de Construction SA
        (Technip)...............................................        149,179
                                                                   ------------
        Chemicals (0.2%):
  7,555 L'Air Liquide...........................................      1,064,252
                                                                   ------------
        Computer Services (0.0%):
  2,000 Atos Origin (b).........................................        151,717
                                                                   ------------
        Computer Software (0.1%):
  8,200 Dassault Systems SA.....................................        346,318
                                                                   ------------
        Defense (0.1%):
  2,582 Sagem SA................................................        126,172
 12,325 Thomson CSF.............................................        481,604
                                                                   ------------
                                                                        607,776
                                                                   ------------
        Diversified (1.1%):
  9,306 Lagardere S.C.A.........................................        490,574
 76,793 Vivendi Universal SA....................................      4,501,742
                                                                   ------------
                                                                      4,992,316
                                                                   ------------

 Shares                   Security Description                      Value
 ------                   --------------------                      -----

 COMMON STOCKS (continued)
 France (continued)
         Electrical & Electronic (0.1%):
  11,200 Schneider SA.........................................   $    597,767
                                                                 ------------
         Electronic Components/Instruments (0.4%):
  64,300 STMicroelectronics NV................................      2,084,974
                                                                 ------------
         Energy (2.0%):
  63,223 Total SA, Class B....................................      8,994,558
                                                                 ------------
         Engineering Services (0.0%):
   2,500 Altran Technologies SA...............................        127,087
                                                                 ------------
         Food Products (1.0%):
  50,636 Carrefour SA.........................................      2,859,827
   6,600 Etablissements Economiques du Casino Guichard-
         Perrachon SA.........................................        538,489
  11,742 Groupe Danone........................................      1,530,779
                                                                 ------------
                                                                    4,929,095
                                                                 ------------
         Food Service -- Catering (0.1%):
  11,360 Sodexho Alliance SA..................................        580,961
                                                                 ------------
         Health & Personal Care (1.3%):
  36,500 L'Oreal SA...........................................      2,649,070
  52,992 Sanofi-Synthelabo SA.................................      3,329,039
                                                                 ------------
                                                                    5,978,109
                                                                 ------------
         Industrial Goods & Services (0.1%):
   9,801 Michelin Class B, Registered.........................        297,824
                                                                 ------------
         Insurance (0.8%):
 120,000 Axa..................................................      3,512,057
   8,800 Cap Gemini...........................................        610,191
                                                                 ------------
                                                                    4,122,248
                                                                 ------------
         Investment Companies (0.0%):
   2,970 Eurazeo..............................................        164,232
                                                                 ------------
         Leisure (0.1%):
  16,450 Accor SA.............................................        662,076
     541 Club Mediterranee SA.................................         32,543
                                                                 ------------
                                                                      694,619
                                                                 ------------
         Machinery & Equipment (0.1%):
  16,000 Alstom...............................................        445,875
                                                                 ------------
         Medical Supplies (0.0%):
     700 Essilor International................................        207,994
                                                                 ------------
         Merchandising (0.3%):
   8,585 Pinault Printemps Redoute............................      1,268,686
                                                                 ------------
         Miscellaneous Materials & Commodities (0.2%):
   6,133 Compagnie de Saint Gobain............................        904,184
                                                                 ------------
         Office Equipment & Services (0.0%):
   3,500 Bic..................................................        134,743
                                                                 ------------

                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

 Shares                    Security Description                        Value
 ------                    --------------------                        -----

 COMMON STOCKS (continued)
 France (continued)
        Oil & Gas Production & Services (0.0%):
  1,180 Coflexip SA..............................................   $    188,937
                                                                    ------------
        Pharmaceuticals (0.9%):
 56,514 Aventis SA...............................................      4,343,922
                                                                    ------------
        Real Estate (0.0%):
  3,300 Unibail (Union du Credit-Bail Immobilier)................        179,881
                                                                    ------------
        Retail -- Building (0.1%):
  6,000 Castorama Dubois Investessement SA.......................        308,158
                                                                    ------------
        Steel (0.0%):
 14,600 Unisor Sacilor SA........................................        166,066
                                                                    ------------
        Telecom Equipment (0.3%):
 87,785 Alcatel..................................................      1,563,036
                                                                    ------------
        Telecommunications -- Services & Equipment (0.6%):
 62,400 France Telecom...........................................      2,874,532
                                                                    ------------
        Television (0.0%):
  6,000 Societe Television Francaise 1...........................        202,376
                                                                    ------------
        Water Treatments (0.5%):
 76,100 Suez SA..................................................      2,568,139
                                                                    ------------
                                                                      64,239,288
                                                                    ------------
 Germany (14.0%):
        Automotive (1.5%):
 99,087 DaimlerChrysler AG.......................................      4,885,340
  3,480 MAN AG...................................................         61,201
  8,610 MAN AG...................................................        192,853
  1,580 Porsche AG...............................................        569,559
  7,870 Volkswagen AG............................................        239,628
 26,870 Volkswagen AG............................................      1,241,326
                                                                    ------------
                                                                       7,189,907
                                                                    ------------
        Banking (1.9%):
 54,853 Bayerische Vereinsbank AG................................      2,438,082
 72,260 Deutsche Bank AG.........................................      5,057,289
 48,160 Dresdner Bank AG.........................................      1,938,333
                                                                    ------------
                                                                       9,433,704
                                                                    ------------
        Building Products (0.1%):
  6,000 Buderus AG...............................................        141,742
  5,352 Heidelberger Zement AG...................................        246,312
                                                                    ------------
                                                                         388,054
                                                                    ------------
        Business Services (0.3%):
  1,900 D. Logistics AG..........................................         22,526
 98,500 Deutsche Post AG.........................................      1,538,362
                                                                    ------------
                                                                       1,560,888
                                                                    ------------
        Chemicals (1.3%):
 65,380 BASF AG..................................................      2,668,583
 90,540 Bayer AG.................................................      3,731,175
                                                                    ------------
                                                                       6,399,758
                                                                    ------------

 Shares                    Security Description                        Value
 ------                    --------------------                        -----

 COMMON STOCKS (continued)
 Germany (continued)
         Chemicals -- Diversified (0.1%):
  18,600 Degussa AG..............................................   $    509,379
                                                                    ------------
         Clothing (0.0%):
   3,400 Adidas AG...............................................        230,252
                                                                    ------------
         Computer Software (0.9%):
  29,609 SAP AG..................................................      4,269,383
                                                                    ------------
         Diversified (2.3%):
  17,940 Preussag AG.............................................        539,964
  95,955 Siemens AG..............................................      5,360,590
  86,382 VEBA AG.................................................      4,708,640
                                                                    ------------
                                                                      10,609,194
                                                                    ------------
         Electronic Components/Instruments (0.0%):
   4,500 Epcos AG................................................        208,991
                                                                    ------------
         Financial Services (0.1%):
   4,000 Deutsche Boerse AG......................................        135,933
   3,600 MLP AG..................................................        284,271
                                                                    ------------
                                                                         420,204
                                                                    ------------
         Food Products (0.0%):
   6,000 Kamps AG................................................         33,598
                                                                    ------------
         Gas & Electric Utility (0.4%):
  48,250 RWE AG..................................................      2,068,605
                                                                    ------------
         Health & Personal Care (0.2%):
   7,860 Beiersdorf AG...........................................        920,159
                                                                    ------------
         Health Care (0.2%):
  18,900 Schering AG.............................................      1,020,308
                                                                    ------------
         Insurance (2.0%):
  20,570 Allianz AG..............................................      5,768,281
  14,261 Muenchener Rueckver AG..................................      4,080,204
                                                                    ------------
                                                                       9,848,485
                                                                    ------------
         Internet Services/Software (0.2%):
 110,500 T-Online International AG (b)...........................        858,538
                                                                    ------------
         Machinery & Equipment (0.1%):
  12,160 Linde AG................................................        518,140
                                                                    ------------
         Medical Equipment & Supplies (0.1%):
   3,600 Fresenius AG............................................        360,655
                                                                    ------------
         Medical Products (0.1%):
   8,600 Fresenius Medical Care AG...............................        674,203
                                                                    ------------
         Medical -- Drugs (0.0%):
   5,400 Gehe AG.................................................        240,017
                                                                    ------------
         Metals & Mining (0.1%):
  38,640 Thyssen Krupp AG........................................        531,464
                                                                    ------------

                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

[LOGO OF KENT FUNDS]

 Shares                   Security Description                       Value
 ------                   --------------------                       -----

 COMMON STOCKS (continued)
 Germany (continued)
         Pharmaceuticals (0.2%):
  12,600 Altana AG.............................................   $    465,229
  16,100 Merck KGaA............................................        612,773
                                                                  ------------
                                                                     1,078,002
                                                                  ------------
         Printing (0.1%):
   8,000 Heidelberger Druckmaschinen AG Mfg....................        384,559
                                                                  ------------
         Real Estate Investment/Management (0.0%):
  18,000 WCM Beteiligungs & Grundbesitz AG.....................        190,565
                                                                  ------------
         Retail -- Major Department Stores (0.2%):
  29,273 Metro AG..............................................      1,147,438
                                                                  ------------
         Retail Stores (0.1%):
   8,810 Karstadt AG...........................................        265,937
                                                                  ------------
         Retail -- General Merchandise (0.0%):
   1,630 Douglas Holding AG....................................         46,351
                                                                  ------------
         Semiconductor Manufacturer (0.3%):
  50,000 Infineon Technologies AG..............................      1,288,367
                                                                  ------------
         Software & Computer Services (0.0%):
   2,000 Software AG...........................................        111,994
                                                                  ------------
         Telecommunications (1.1%):
 231,400 Deutsche Telecom AG...................................      5,140,558
                                                                  ------------
         Tire & Rubber (0.0%):
   9,570 Continental AG........................................        128,530
                                                                  ------------
         Transportation (0.1%):
  28,680 Lufthansa AG..........................................        481,798
                                                                  ------------
                                                                    68,557,985
                                                                  ------------
 Greece (0.1%):
         Banking (0.1%):
   4,000 Alpha Bank AE.........................................         86,095
   8,000 National Bank of Greece SA............................        216,988
                                                                  ------------
                                                                       303,083
                                                                  ------------
         Telecommunications (0.0%):
   8,000 Hellenic Telecommunications Organization SA...........        116,054
                                                                  ------------
                                                                       419,137
                                                                  ------------
 Hong Kong (1.2%):
         Banking (0.3%):
 116,500 Hang Seng Bank Ltd. ..................................      1,306,993
                                                                  ------------
         Diversified (0.0%):
  28,000 Swire Pacific Ltd., Class A...........................        149,704
     500 Wharf Holdings Ltd. ..................................          1,132
                                                                  ------------
                                                                       150,836
                                                                  ------------
         Electric Utility (0.1%):
 148,080 CLP Holdings Ltd. ....................................        624,643
                                                                  ------------

 Shares                    Security Description                        Value
 ------                    --------------------                        -----

 COMMON STOCKS (continued)
 Hong Kong (continued)
         Electrical & Electronic (0.0%):
  49,100 Johnson Electric Holdings Ltd. .........................   $     71,767
                                                                    ------------
         Industrial Holding Company (0.5%):
 251,900 Hutchison Whampoa Ltd. .................................      2,430,379
                                                                    ------------
         Real Estate (0.3%):
 146,136 Sun Hung Kai Properties Ltd. ...........................      1,283,474
                                                                    ------------
         Transportation (0.0%):
 127,000 Cathay Pacific Airways..................................        169,347
                                                                    ------------
                                                                       6,037,439
                                                                    ------------
 Ireland (0.8%):
         Airlines (0.1%):
  25,000 Ryanair Holdings PLC (b)................................        262,486
                                                                    ------------
         Applications Software (0.0%):
   1,500 IONA Technologies PLC (b)...............................         26,249
                                                                    ------------
         Banking (0.2%):
  60,779 Allied Irish Banks PLC..................................        640,272
                                                                    ------------
         Building Products (0.1%):
  28,419 CRH PLC.................................................        487,856
                                                                    ------------
         Chemicals -- Specialty (0.0%):
   1,500 SGL Carbon AG...........................................         45,410
                                                                    ------------
         Consumer Goods & Services (0.0%):
  51,200 Waterford Wedgewood PLC.................................         48,381
                                                                    ------------
         Diversified (0.0%):
   5,900 DCC PLC.................................................         57,042
                                                                    ------------
         Finance (0.0%):
  19,827 Irish Life & Permanent PLC..............................        231,591
                                                                    ------------
         Food Products (0.0%):
   8,123 Greencore Group PLC.....................................         19,190
  11,900 Kerry Group PLC.........................................        148,682
                                                                    ------------
                                                                         167,872
                                                                    ------------
         Hotels & Lodging (0.0%):
   4,100 Jurys Doyle Hotel Group PLC.............................         35,514
                                                                    ------------
         Industrial Goods & Services (0.0%):
  75,300 Smurfit (Jefferson) Group...............................        154,168
                                                                    ------------
         Media (0.0%):
  35,796 Independent News and Media PLC..........................         76,107
                                                                    ------------
         Pharmaceuticals (0.4%):
  21,900 Elan Corp. PLC (b)......................................      1,262,740
                                                                    ------------
         Telecommunications (0.0%):
 152,700 eircom PLC..............................................        177,695
                                                                    ------------
                                                                       3,673,383
                                                                    ------------

                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

 Shares                    Security Description                       Value
 ------                    --------------------                       -----

 COMMON STOCKS (continued)
 Italy (7.9%):
         Aerospace/Defense (0.2%):
 805,900 Finmeccanica SpA.......................................   $    732,624
                                                                   ------------
         Airlines (0.0%):
 103,900 Alitalia SpA (b).......................................        114,089
                                                                   ------------
         Automotive (0.1%):
  24,553 Fiat SpA...............................................        558,765
   9,082 Fiat SpA Preferred.....................................        131,511
                                                                   ------------
                                                                        690,276
                                                                   ------------
         Banking (1.5%):
 731,499 Banca Ambrosiano Veneto SpA............................      2,329,696
  65,650 Banca Ambrosiano Veneto SpA di Risp.,
         (Non-convertible)......................................        133,837
 127,400 Banca Di Roma SpA (b)..................................        382,338
 249,480 Banca Monte dei Paschi di Siena SpA....................        796,733
 203,000 Banca Nazionale del Lavoro (BNL).......................        593,235
  17,100 Banca Popolare di Milano...............................         65,831
 483,000 Credito Italiano SpA...................................      2,045,393
  46,725 Rolo Banca 1473 SpA....................................        715,846
                                                                   ------------
                                                                      7,062,909
                                                                   ------------
         Banking & Finance (0.3%):
 179,600 Bipop-Carire SpA.......................................        568,852
  56,770 Mediobanca SpA.........................................        649,697
                                                                   ------------
                                                                      1,218,549
                                                                   ------------
         Broadcasting & Publishing (0.1%):
  78,800 Mediaset SpA...........................................        664,641
                                                                   ------------
         Building Products (0.0%):
  11,900 Italcementi SpA........................................         97,143
                                                                   ------------
         Electric Integrated (0.5%):
 351,350 Enel SpA (b)...........................................      2,360,942
                                                                   ------------
         Finance (0.3%):
 135,112 Banc San Paolo Torino..................................      1,673,946
                                                                   ------------
         Financial Services (0.2%):
  85,000 Banca Fideuram SpA.....................................        799,487
                                                                   ------------
         Food & Dairy Products (0.0%):
  53,300 Parmalat Finanziaria SpA...............................        142,237
                                                                   ------------
         Gas & Electric Utility (0.1%):
 173,300 AEM SpA................................................        332,068
                                                                   ------------
         Holding Companies (0.1%):
  61,000 Edison SpA.............................................        616,981
  48,600 Snia SpA...............................................         83,344
                                                                   ------------
                                                                        700,325
                                                                   ------------
         Insurance (1.4%):
  68,700 Alleanza Assicurazioni.................................        763,988
 145,763 Assicurazioni Generali.................................      4,648,673
  65,000 Mediolanum SpA.........................................        697,818

  Shares                    Security Description                      Value
  ------                    --------------------                      -----

 COMMON STOCKS (continued)
 Italy (continued)
           Insurance (continued)
    69,042 Riuniune Adriatici de Sicurta SpA....................   $    846,322
     5,900 Societa Assicuratrice Industriale SpA (SAI)..........         82,079
                                                                   ------------
                                                                      7,038,880
                                                                   ------------
           Jewelry (0.1%):
    21,300 Bulgari SpA..........................................        247,120
                                                                   ------------
           Multi-Media (0.2%):
 1,037,400 Seat Pagine Gialle SpA (b)...........................      1,086,487
                                                                   ------------
           Oil & Gas (0.0%):
    23,400 Italgas SpA..........................................        219,480
                                                                   ------------
           Oil -- Comp Intergrated (0.7%):
   281,700 Eni SpA..............................................      3,423,523
                                                                   ------------
           Optical Supplies (0.1%):
    15,000 Luxottica Group SpA..................................        262,092
                                                                   ------------
           Printing & Publishing (0.0%):
     5,000 Gruppo Editoriale L'Espresso SpA.....................         18,811
    22,800 Mondadori (Arnoldo) Editore SpA......................        169,566
                                                                   ------------
                                                                        188,377
                                                                   ------------
           Public Thoroughfares (0.1%):
    77,500 Concessioni e Costruzioni Autostrade SpA.............        539,758
                                                                   ------------
           Restaurants (0.0%):
    17,100 Autogrill SpA........................................        190,163
                                                                   ------------
           Retail Stores (0.0%):
    20,100 La Rinascente SpA....................................         85,646
                                                                   ------------
           Telecommunications (1.8%):
     4,700 e.Biscom SpA (b).....................................        187,314
   700,200 Olivetti SpA.........................................      1,160,955
   673,620 Telecom Italia Mobile SpA di Risp,
           (Non-convertible)....................................      3,819,216
   310,000 Telecom Italia SpA...................................      2,877,804
     8,800 Tiscali SpA (b)......................................         56,746
                                                                   ------------
                                                                      8,102,035
                                                                   ------------
           Textile Products (0.0%):
    11,572 Benetton Group SpA...................................        160,480
                                                                   ------------
           Tire & Rubber (0.1%):
   120,700 Pirelli SpA..........................................        255,568
                                                                   ------------
                                                                     38,388,845
                                                                   ------------
 Japan (21.2%):
           Apparel (0.0%):
     2,000 Shimamura Co., Ltd. .................................        115,310
                                                                   ------------
           Appliances & Household Products (1.3%):
   133,000 Matsushita Electric Industrial Co., Ltd. ............      1,853,130
    13,000 Pioneer Electronic Corp. ............................        328,954
   105,000 Sanyo Electric Co. ..................................        577,632
    59,000 Sharp Corp. .........................................        678,440

                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

[LOGO OF KENT FUNDS]

 Shares                    Security Description                        Value
 ------                    --------------------                        -----

 COMMON STOCKS (continued)
 Japan (continued)
         Appliances & Household Products (continued)
  58,400 Sony Corp...............................................   $  2,876,025
                                                                    ------------
                                                                       6,314,181
                                                                    ------------
         Automotive (1.8%):
  50,000 Honda Motor Co., Ltd. ..................................      2,274,172
 183,000 Nissan Motor Co., Ltd. .................................      1,257,313
 177,000 Toyota Motor Corp. .....................................      5,839,496
                                                                    ------------
                                                                       9,370,981
                                                                    ------------
         Banking (1.6%):
  27,000 77 Bank.................................................        147,020
 194,000 Asahi Bank Ltd. ........................................        323,125
  44,000 Ashikaga Bank Ltd. (b)..................................         63,068
  79,000 Bank of Yokohama Ltd. ..................................        303,650
  29,700 Chou Mitsui Trust & Banking Co. ........................         45,425
  36,000 Gunma Bank Ltd. ........................................        165,758
  48,000 Hokuriku Bank (b).......................................         82,255
  61,000 Joyo Bank...............................................        163,636
     270 Mitsubishi Tokyo Financial Group, Inc. (MTFG)...........      2,159,903
     399 Mizuho Holdings, Inc. ..................................      1,533,624
  55,000 Shizuoka Bank...........................................        449,229
 216,400 Sumitomo Bank Ltd. .....................................      1,549,173
  44,000 The Bank of Fukuoka Ltd. ...............................        187,443
 142,000 The Daiwa Bank Ltd. ....................................        146,684
      93 UFJ Holdings, Inc. .....................................        420,017
                                                                    ------------
                                                                       7,740,010
                                                                    ------------
         Beverages & Tobacco (0.0%):
  16,000 Takara Shuzo Co., Ltd. .................................        182,318
                                                                    ------------
         Brewery (0.2%):
  35,000 Asahi Breweries Ltd. ...................................        375,839
  69,000 Kirin Brewery Co., Ltd. ................................        564,683
                                                                    ------------
                                                                         940,522
                                                                    ------------
         Broadcasting & Television (0.1%):
      33 Fuji Television Network, Inc. ..........................        162,515
   6,000 Tokyo Broadcasting System...............................        103,539
                                                                    ------------
                                                                         266,054
                                                                    ------------
         Building Products (0.1%):
  66,400 Taiheiyo Cement Corp. ..................................        153,132
  14,000 Tostem Corp. ...........................................        256,725
                                                                    ------------
                                                                         409,857
                                                                    ------------
         Cellular/Wireless Telecommunications (0.7%):
     250 NTT DoCoMo, Inc. .......................................      3,463,307
                                                                    ------------
         Chemicals (1.1%):
 100,000 Asahi Chemical Industry Co., Ltd. ......................        407,589
  27,000 Daicel Chemical Industries Ltd. ........................         90,807
  55,000 Dainippon Ink & Chemicals, Inc. ........................        134,769
  25,000 Kaneka Corp. ...........................................        209,800
 150,000 Mitsubishi Chemical Corp. ..............................        399,982
  39,000 Sekisui Chemical Co., Ltd. .............................        122,733
  30,000 Shin-Etsu Chemical Co., Ltd. ...........................      1,040,193

 Shares                    Security Description                        Value
 ------                    --------------------                        -----

 COMMON STOCKS (continued)
 Japan (continued)
         Chemicals (continued)
  72,000 Showa Denko Kabushiki Kaisha (b)........................   $     84,753
 113,000 Sumitomo Chemical Co. ..................................        481,388
  51,000 Takeda Chemical Industries..............................      2,352,327
  39,000 Tosoh Corp. ............................................         96,812
                                                                    ------------
                                                                       5,421,153
                                                                    ------------
         Commercial Services (0.1%):
   8,000 Benesse Corp. ..........................................        238,308
   3,000 Toyo Information Systems Co., Ltd. .....................         91,287
                                                                    ------------
                                                                         329,595
                                                                    ------------
         Computer Services (0.0%):
   4,000 CSK Corp. ..............................................        119,794
   2,000 Fuji Soft ABC, Inc. ....................................         99,295
                                                                    ------------
                                                                         219,089
                                                                    ------------
         Computer Systems (0.0%):
   3,000 Meitec Corp. ...........................................        100,896
                                                                    ------------
         Construction (0.2%):
  37,000 Daiwa House Industry Co., Ltd. .........................        273,173
  35,000 Sekisui House Ltd. .....................................        289,237
  55,000 Shimizu Corp. ..........................................        224,614
                                                                    ------------
                                                                         787,024
                                                                    ------------
         Consumer Goods (0.0%):
   6,000 Sanrio Co., Ltd. .......................................         70,147
                                                                    ------------
         Consumer Goods & Services (0.1%):
  31,000 Nippon Sheet Glass Co., Ltd. ...........................        157,631
  26,000 Toto Ltd. ..............................................        161,770
                                                                    ------------
                                                                         319,401
                                                                    ------------
         Cosmetics/Personal Care (0.3%):
  43,000 Kao Corp. ..............................................      1,005,440
  30,000 Shiseido Co., Ltd. .....................................        281,549
                                                                    ------------
                                                                       1,286,989
                                                                    ------------
         Data Processing & Reproduction (0.3%):
 136,000 Fujitsu Ltd. ...........................................      1,268,731
                                                                    ------------
         Distribution (0.1%):
  99,000 Itochu Corp. ...........................................        347,228
                                                                    ------------
         Diversified (0.0%):
  15,000 Yamaha Corp. ...........................................        149,663
                                                                    ------------
         Electric Utility (0.8%):
  67,800 Kansai Electric Power Co., Inc. ........................      1,126,556
  35,500 Tohoku Electric Power...................................        625,397
  93,900 Tokyo Electric Power Co. ...............................      2,214,398
                                                                    ------------
                                                                       3,966,351
                                                                    ------------
         Electrical & Electronic (0.9%):
  18,000 Casio Computer Co., Ltd. ...............................         95,707
  12,400 Kyocera Corp. ..........................................        929,399
 148,000 Mitsubishi Electric Corp. ..............................        619,824

                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

 Shares                    Security Description                        Value
 ------                    --------------------                        -----

 COMMON STOCKS (continued)
 Japan (continued)
         Electrical & Electronic (continued)
  19,000 Omron Corp. ............................................   $    273,862
   8,600 Rohm Co., Ltd. .........................................      1,186,557
 221,000 Toshiba Corp. ..........................................      1,033,499
                                                                    ------------
                                                                       4,138,848
                                                                    ------------
         Electrical Equipment (0.2%):
  13,000 Alps Electric Co., Ltd. ................................        108,888
   5,000 SMC Corp. ..............................................        466,445
   9,000 Taiyo Yuden Co., Ltd. ..................................        191,703
                                                                    ------------
                                                                         767,036
                                                                    ------------
         Electronic Components/Instruments (1.0%):
   7,600 Advantest Corp. ........................................        558,677
  12,800 Fanuc Ltd. .............................................        554,513
   3,000 Hirose Electric Co., Ltd. ..............................        204,195
 214,000 Hitachi Ltd. ...........................................      1,801,033
 113,000 NEC Corp. ..............................................      1,510,218
  12,000 Nitto Denko Corp. ......................................        210,441
  18,000 Yokogawa Electric Corp. ................................        135,489
                                                                    ------------
                                                                       4,974,566
                                                                    ------------
         Engineering (0.1%):
  67,000 Kajima Corp. ...........................................        182,951
  96,000 Kawasaki Heavy Industries Ltd. (b)......................        140,678
  19,000 Kinden Corp. ...........................................        118,369
  51,000 Obayashi Corp. .........................................        201,745
                                                                    ------------
                                                                         643,743
                                                                    ------------
         Entertainment (0.2%):
   4,000 NAMCO...................................................         74,631
   7,000 Oriental Land Co., Ltd. ................................        524,100
   1,700 Toho Co. ...............................................        206,918
                                                                    ------------
                                                                         805,649
                                                                    ------------
         Finance (0.8%):
   9,000 Acom Co., Ltd. .........................................        733,661
  92,000 Daiwa Securities Co., Ltd. .............................        799,323
 126,000 Nomura Securities Co., Ltd. ............................      2,058,285
   6,000 Orix Corp. .............................................        506,884
                                                                    ------------
                                                                       4,098,153
                                                                    ------------
         Finance Services (0.3%):
   9,000 Promise Co., Ltd. ......................................        652,223
   9,000 Takefuji Corp. .........................................        762,488
                                                                    ------------
                                                                       1,414,711
                                                                    ------------
         Food & Household Products (0.2%):
  46,000 Ajinomoto Co., Inc. ....................................        530,427
  17,000 Nippon Meat Packers, Inc. ..............................        204,603
  10,000 Nissin Food Products Co., Ltd. .........................        215,005
                                                                    ------------
                                                                         950,035
                                                                    ------------
         Food Products (0.0%):
  51,000 Daiei, Inc. ............................................         89,029
  16,000 Yamazaki Baking Co., Ltd. ..............................        107,751
                                                                    ------------
                                                                         196,780
                                                                    ------------

 Shares                    Security Description                        Value
 ------                    --------------------                        -----

 COMMON STOCKS (continued)
 Japan (continued)
         Forest Products (0.1%):
  72,000 Oji Paper Co., Ltd. ....................................   $    391,478
   5,000 Uni-Charm...............................................        136,130
                                                                    ------------
                                                                         527,608
                                                                    ------------
         Gas Utility (0.2%):
 170,000 Osaka Gas Co., Ltd. ....................................        529,546
 193,000 Tokyo Gas Co., Ltd. ....................................        602,735
                                                                    ------------
                                                                       1,132,281
                                                                    ------------
         Health & Personal Care (0.2%):
  31,000 Kyowa Hakko Kogyo Co. ..................................        194,866
  32,000 Sankyo Co., Ltd. .......................................        618,831
                                                                    ------------
                                                                         813,697
                                                                    ------------
         Health Care (0.1%):
   8,000 Hoya Corp. .............................................        507,364
                                                                    ------------
         Industrial Goods & Services (0.5%):
  60,000 Bridgestone Corp. ......................................        498,236
  50,000 Denso Corp. ............................................        922,882
  24,000 NGK Insulators Ltd. ....................................        202,369
  16,000 NGK Spark Plug Co., Ltd. ...............................        134,272
  52,000 Sumitomo Electric Industries Ltd. ......................        515,500
                                                                    ------------
                                                                       2,273,259
                                                                    ------------
         Insurance (0.3%):
  53,000 Mitsui Marine & Fire Insurance Co., Ltd. ...............        287,747
  47,000 Sumitomo Marine & Fire Insurance Co. ...................        280,764
 107,000 Tokio Marine & Fire Insurance Co. ......................      1,000,763
                                                                    ------------
                                                                       1,569,274
                                                                    ------------
         Internet Content (0.1%):
  24,000 Softbank Corp. .........................................        603,456
                                                                    ------------
         Jewelry (0.0%):
  22,000 Citizen Watch Co., Ltd. ................................        141,287
                                                                    ------------
         Leasing (0.1%):
  32,000 Yamato Transport Co., Ltd. .............................        622,675
                                                                    ------------
         Machine-Diversified (0.0%):
  10,000 Kurita Water Industries Ltd. ...........................        139,333
                                                                    ------------
         Machinery & Equipment (0.7%):
  24,000 Amada Co., Ltd. ........................................        121,268
  19,000 Daikin Industries Ltd. .................................        371,995
  21,000 Ebara Corp. ............................................        150,672
  67,000 Komatsu Ltd. ...........................................        275,231
  98,000 Kubota Corp. ...........................................        386,881
  28,000 Minebea Co., Ltd. ......................................        164,797
 232,000 Mitsubishi Heavy Industries Ltd. .......................        878,727
   4,000 Nidec Corp. ............................................        181,293
  39,000 NSK Ltd. ...............................................        148,342
  13,000 Tokyo Electron Ltd. ....................................        754,721
                                                                    ------------
                                                                       3,433,927
                                                                    ------------

                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

[LOGO OF KENT FUNDS]

 Shares                   Security Description                       Value
 ------                   --------------------                       -----

 COMMON STOCKS (continued)
 Japan (continued)
         Manufacturing -- Capital Goods (0.3%):
  26,000 Fujikura Ltd. ........................................   $    146,572
   8,000 Kokuyo Co. ...........................................         83,280
  12,000 Makita Corp. .........................................         70,724
  16,000 Murata Manufacturing Co., Ltd. .......................      1,024,978
                                                                  ------------
                                                                     1,325,554
                                                                  ------------
         Manufacturing -- Consumer Goods (0.9%):
  62,000 Canon, Inc. ..........................................      2,095,120
  36,000 Fuji Photo Film Co., Ltd. ............................      1,424,080
  25,000 Konica Corp. .........................................        165,358
  26,000 Nikon Corp. ..........................................        218,609
   8,700 Sega Enterprises Ltd. (b).............................        137,173
  10,000 Shimano Inc. .........................................        127,482
                                                                  ------------
                                                                     4,167,822
                                                                  ------------
         Material Handling (0.0%):
   3,000 Fuji Machine Mfg. Co. ................................         48,166
                                                                  ------------
         Medical Supplies (0.1%):
  19,000 Olympus Optical Co., Ltd. ............................        286,337
  15,000 Terumo Corp. .........................................        276,264
                                                                  ------------
                                                                       562,601
                                                                  ------------
         Merchandising (0.5%):
  29,000 Ito-Yokado Co., Ltd. .................................      1,274,898
  23,000 JUSCO Co., Ltd. ......................................        563,578
  26,000 Marui Co., Ltd. ......................................        365,805
                                                                  ------------
                                                                     2,204,281
                                                                  ------------
         Metals (0.2%):
 224,000 Kawasaki Steel Corp. .................................        238,564
  80,000 Mitsubishi Materials Corp. ...........................        158,231
 467,000 Nippon Steel Corp. ...................................        661,904
 250,000 Sumitomo Metal Industries Ltd. (b)....................        132,126
                                                                  ------------
                                                                     1,190,825
                                                                  ------------
         Metals & Mining (0.1%):
  39,000 Mitsui Mining & Smelting Co. .........................        146,156
  41,000 Sumitomo Metal Mining Co. ............................        153,322
                                                                  ------------
                                                                       299,478
                                                                  ------------
         Miscellaneous Materials & Commodities (0.1%):
  81,000 Asahi Glass Co., Ltd. ................................        582,460
                                                                  ------------
         Oil & Gas (0.1%):
 101,800 Nippon Oil Co., Ltd. .................................        539,648
                                                                  ------------
         Packaging (0.0%):
  16,000 Toyo Seikan Kaisha Ltd. ..............................        238,436
                                                                  ------------
         Paper Products (0.1%):
      66 Nippon Unipac Holding.................................        358,855
                                                                  ------------
         Pharmaceuticals (0.6%):
  18,000 Chugai Pharmaceutical Co., Ltd. ......................        253,682
  19,000 Dai-Ichi Pharmaceuticals..............................        422,203
  21,000 Eisai Co., Ltd. ......................................        440,581

 Shares                   Security Description                       Value
 ------                   --------------------                       -----

 COMMON STOCKS (continued)
 Japan (continued)
        Pharmaceuticals (continued)
 28,000 Meiji Seika Co. .......................................   $    139,685
 25,000 Shionogi & Co., Ltd. ..................................        493,471
 24,000 Taisho Pharmaceutical Co. .............................        476,615
 23,000 Yamanouchi Pharmaceutical Co., Ltd. ...................        637,249
                                                                  ------------
                                                                     2,863,486
                                                                  ------------
        Printing & Publishing (0.2%):
 53,000 Dai Nippon Printing Co., Ltd. .........................        604,778
 49,000 Toppan Printing Co., Ltd. .............................        477,912
                                                                  ------------
                                                                     1,082,690
                                                                  ------------
        Railroads (0.1%):
     85 Central Japan Railway Co. .............................        501,639
                                                                  ------------
        Real Estate (0.3%):
 90,000 Mitsubishi Estate Co., Ltd. ...........................        843,926
 57,000 Mitsui Fudosan Co., Ltd. ..............................        539,507
                                                                  ------------
                                                                     1,383,433
                                                                  ------------
        Retail Stores (0.1%):
 34,000 Mitsukoshi Ltd. .......................................        123,606
  7,000 Skylark Co., Ltd. .....................................        195,066
 22,000 Takashimaya Co., Ltd. .................................        165,422
                                                                  ------------
                                                                       484,094
                                                                  ------------
        Retail -- General Merchandise (0.1%):
 12,300 Credit Saison Co., Ltd. ...............................        286,618
                                                                  ------------
        Retail -- Special Line (0.0%):
 14,000 Uny Co., Ltd. .........................................        145,179
                                                                  ------------
        Services (0.2%):
 17,000 Secom Co., Ltd. .......................................        918,877
                                                                  ------------
        Software & Computer Services (0.1%):
  8,000 Konami Corp., Ltd. ....................................        354,258
                                                                  ------------
        Storage (0.0%):
 10,000 Mitsubishi Logistics Corp. ............................         90,166
                                                                  ------------
        Telecommunications (0.6%):
 10,000 Nippon Comsys Corp. ...................................        114,830
    500 Nippon Telegraph & Telephone Corp. ....................      2,566,450
                                                                  ------------
                                                                     2,681,280
                                                                  ------------
        Textile Products (0.2%):
 23,000 Kuraray Co., Ltd. .....................................        162,811
  6,000 Mitsubishi Rayon Co., Ltd. ............................         19,651
 13,000 Onward Kashiyama Co., Ltd. ............................        140,430
 63,000 Teijin Ltd. ...........................................        286,546
 97,000 Toray Industries, Inc. ................................        322,348
 12,000 Wacoal Corp. ..........................................        120,211
                                                                  ------------
                                                                     1,051,997
                                                                  ------------
        Tobacco (0.1%):
     75 Japan Tobacco, Inc. ...................................        543,519
                                                                  ------------

                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

 Shares                   Security Description                       Value
 ------                   --------------------                       -----

 COMMON STOCKS (continued)
 Japan (continued)
         Toys (0.2%):
   6,700 Nintendo Co., Ltd. ...................................   $  1,183,546
                                                                  ------------
         Transportation (0.6%):
     200 East Japan Railway Co. ...............................      1,071,423
 123,000 Japan Airlines Co. ...................................        374,277
 115,360 Kinki Nippon Railway Co. .............................        443,406
  75,000 Nippon Express Co., Ltd. .............................        304,491
  60,000 Tobu Railway Co., Ltd. ...............................        184,977
  76,000 Tokyu Corp. ..........................................        426,615
                                                                  ------------
                                                                     2,805,189
                                                                  ------------
         Transportation & Shipping (0.1%):
  17,000 Kamigumi Co., Ltd. ...................................         88,076
  84,000 Nippon Yusen Kabushiki Kaisha.........................        310,088
                                                                  ------------
                                                                       398,164
                                                                  ------------
         Wholesale & International Trade (0.4%):
  93,000 Marubeni Corp. .......................................        142,985
 108,000 Mitsubishi Corp. .....................................        845,799
 109,000 Mitsui & Co., Ltd. ...................................        724,452
  74,000 Sumitomo Corp. .......................................        443,239
                                                                  ------------
                                                                     2,156,475
                                                                  ------------
         Wire & Cable Products (0.1%):
  46,000 Furukawa Electric Co., Ltd. ..........................        353,249
                                                                  ------------
                                                                   103,624,474
                                                                  ------------
 Netherlands (3.3%):
         Banking (0.2%):
  65,335 ABN Amro Holding NV...................................      1,154,161
                                                                  ------------
         Electronic Components/Instruments (0.3%):
  60,154 Koninklijke Royal Philips Electronics NV..............      1,681,588
                                                                  ------------
         Food Products (0.3%):
  26,770 Unilever NV -- CVA....................................      1,593,899
                                                                  ------------
         Insurance (0.9%):
  55,770 Aegon NV..............................................      1,557,570
  91,550 ING Groep NV..........................................      2,982,993
                                                                  ------------
                                                                     4,540,563
                                                                  ------------
         Medical -- Biomedical/Genetic (0.1%):
  12,800 QIAGEN NV (b).........................................        273,265
                                                                  ------------
         Oil & Gas (1.3%):
 100,300 Royal Dutch Petroleum Co. ............................      5,849,048
                                                                  ------------
         Retail-Special Line (0.2%):
  38,295 Ahold.................................................      1,150,606
                                                                  ------------
                                                                    16,243,130
                                                                  ------------
 New Zealand (0.2%):
         Airports Development (0.0%):
  31,800 Auckland International Airport Ltd. ..................         45,370
                                                                  ------------

 Shares                    Security Description                        Value
 ------                    --------------------                        -----

 COMMON STOCKS (continued)
 New Zealand (continued)
         Appliances & Household Products (0.0%):
  14,100 Fisher & Paykel Industries Ltd. ........................   $     75,076
                                                                    ------------
         Building Products (0.0%):
  43,500 Fletcher Building Ltd. .................................         48,112
                                                                    ------------
         Electric Integrated (0.0%):
  43,700 Contact Energy Ltd. ....................................         59,114
                                                                    ------------
         Financial Services (0.0%):
   6,900 Baycorp Holdings Ltd. ..................................         33,988
  12,100 Tower Ltd. .............................................         25,422
                                                                    ------------
                                                                          59,410
                                                                    ------------
         Forest Products (0.0%):
 130,281 Carter Holt Harvey Ltd. ................................        100,169
                                                                    ------------
         Hotel/Gaming (0.0%):
  12,600 Sky City Ltd. (b).......................................         59,059
                                                                    ------------
         Publishing (0.0%):
  19,000 Independent Newspapers Ltd. (b).........................         29,686
                                                                    ------------
         Retail-General Merchandise (0.0%):
  26,900 The Warehouse Group Ltd. ...............................         61,937
                                                                    ------------
         Telecommunications (0.2%):
 187,265 Telecom Corp. of New Zealand Ltd. ......................        412,698
                                                                    ------------
                                                                         950,631
                                                                    ------------
 Norway (0.8%):
         Banking (0.1%):
  83,500 Den Norske Bank ASA.....................................        365,509
                                                                    ------------
         Computer Software (0.0%):
   8,000 Merkantildata ASA (b)...................................         12,432
                                                                    ------------
         Diversified (0.3%):
  26,650 Norsk Hydro ASA.........................................      1,130,109
                                                                    ------------
         Insurance (0.2%):
  49,600 Storebrand ASA..........................................        385,382
                                                                    ------------
         Manufacturing (0.0%):
   9,900 Tomra Systems ASA.......................................        123,507
                                                                    ------------
         Manufacturing -- Consumer Goods (0.2%):
  38,200 Orkla ASA -- Class A....................................        710,663
                                                                    ------------
         Metals (0.0%):
  10,850 Elkem ASA...............................................        181,666
                                                                    ------------
         Oil & Gas (0.0%):
   9,700 Petroleum Geo-Services ASA (b)..........................        101,905
                                                                    ------------
         Paper Products (0.0%):
  14,800 Norske Skogsindustrier ASA..............................        233,225
                                                                    ------------
         Printing & Publishing (0.0%):
   9,400 Schibsted ASA...........................................         94,638
                                                                    ------------

                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

[LOGO OF KENT FUNDS]

 Shares                   Security Description                       Value
 ------                   --------------------                       -----

 COMMON STOCKS (continued)
 Norway (continued)
         Telecommunications -- Services & Equipment (0.0%):
  48,800 Telenor ASA...........................................   $    209,343
                                                                  ------------
         Transport -- Marine (0.0%):
   8,100 Frontline Ltd. .......................................        119,223
                                                                  ------------
         Transportation (0.0%):
   6,200 Bergesen d.y. ASA, Class A............................        110,255
                                                                  ------------
                                                                     3,777,857
                                                                  ------------
 Portugal (0.7%):
         Banking (0.3%):
 179,743 Banco Commercial Portuguese (b).......................        693,542
  19,200 Banco Espirito Santo..................................        235,187
  80,200 BPI, SGPS, SA.........................................        190,164
                                                                  ------------
                                                                     1,118,893
                                                                  ------------
         Building Products -- Cement/Aggregate (0.1%):
  15,100 CIMPOR-Cimentos de Portugal, SGPS, SA.................        306,381
                                                                  ------------
         Electrical & Electronic (0.1%):
 253,400 Electricidade de Portugal SA..........................        669,573
                                                                  ------------
         Retail / Specialty (0.0%):
 125,400 Sonae, SGPS, SA.......................................         89,970
                                                                  ------------
         Telecommunications (0.1%):
  90,700 Portugal Telecom, SGPS, SA............................        649,943
                                                                  ------------
         Transportation (0.1%):
  40,300 Brisa Auto-Estradas...................................        356,837
                                                                  ------------
                                                                     3,191,597
                                                                  ------------
 Singapore (0.9%):
         Airlines (0.1%):
  80,000 Singapore Airlines Ltd. ..............................        563,865
                                                                  ------------
         Banking (0.3%):
  89,987 Development Bank of Singapore Ltd.....................        674,210
  68,959 Oversea-Chinese Banking Corp., Ltd....................        436,292
  63,921 United Overseas Bank Ltd. ............................        372,490
                                                                  ------------
                                                                     1,482,992
                                                                  ------------
         Computer (0.0%):
   9,000 Creative Technology Ltd. .............................         75,422
                                                                  ------------
         Electronic Components/Instruments (0.1%):
  90,000 Chartered Semiconductor Manufacturing Ltd. (b)........        232,760
  15,000 Venture Manufacturing Singapore Ltd. .................        107,390
                                                                  ------------
                                                                       340,150
                                                                  ------------
         Engineering (0.1%):
 200,000 Singapore Technologies Engineering....................        305,242
                                                                  ------------
         Finance (0.0%):
  29,600 Haw Par Brothers International Ltd. ..................         62,753
                                                                  ------------

 Shares                    Security Description                       Value
 ------                    --------------------                       -----

 COMMON STOCKS (continued)
 Singapore (continued)
         Printing & Publishing (0.1%):
  31,472 Singapore Press Holdings Ltd. .........................   $    335,357
                                                                   ------------
         Real Estate (0.1%):
 115,000 Capitaland Ltd. .......................................        149,985
  67,600 City Developments Ltd. ................................        230,729
                                                                   ------------
                                                                        380,714
                                                                   ------------
         Telecommunications (0.1%):
 519,000 Singapore Telecommunications Ltd. .....................        524,228
                                                                   ------------
         Transportation & Shipping (0.0%):
  47,000 Keppel Corp. ..........................................         94,947
                                                                   ------------
                                                                      4,165,670
                                                                   ------------
 Spain (4.0%):
         Banking (0.6%):
 357,820 Banco Santander Central Hispanoamericano SA............      3,146,407
                                                                   ------------
         Banking & Finance (0.8%):
 303,023 Banco Bilbao Vizcaya...................................      3,709,176
                                                                   ------------
         Beverages & Tobacco (0.1%):
  24,600 Altadis SA.............................................        353,421
                                                                   ------------
         Building -- Heavy Construction (0.0%):
   9,000 Fomento De Construc Y Contra...........................        191,194
                                                                   ------------
         Cellular/Wireless Telecommunications (0.2%):
 125,000 Telefonica Moviles SA (b)..............................        737,147
                                                                   ------------
         Construction (0.0%):
   3,300 ACS, Actividades de Construccion y Servicios SA........         86,620
                                                                   ------------
         Engineering (0.1%):
  20,263 Autopistas Concesionaria Espanola SA...................        196,793
  11,700 Grupo Dragados SA......................................        145,365
                                                                   ------------
                                                                        342,158
                                                                   ------------
         Food Products (0.0%):
  14,400 Telepizza SA (b).......................................         23,561
   2,564 Viscofan Industria Navarra de Envolturas Celulosicassa
         SA.....................................................         11,037
                                                                   ------------
                                                                         34,598
                                                                   ------------
         Gas & Electric Utility (0.7%):
  84,180 Endesa SA..............................................      1,373,637
  35,800 Gas Natural SA.........................................        625,526
  64,024 Iberdrola SA...........................................        841,389
  23,866 Union Electrica Fenosa SA..............................        435,381
                                                                   ------------
                                                                      3,275,933
                                                                   ------------
         Hotels & Lodging (0.0%):
  13,200 Sol Melia SA...........................................        115,494
                                                                   ------------
         Insurance (0.0%):
   4,700 Corporacion Mapfre.....................................        102,807
                                                                   ------------

                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

 Shares                    Security Description                        Value
 ------                    --------------------                        -----

 COMMON STOCKS (continued)
 Spain (continued)
         Metals (0.0%):
   3,900 Acerinox SA.............................................   $    107,829
                                                                    ------------
         Oil & Gas (0.3%):
  96,294 Repsol SA...............................................      1,592,374
                                                                    ------------
         Pharmaceuticals (0.0%):
   8,000 Zeltia SA (b)...........................................         64,116
                                                                    ------------
         Real Estate (0.0%):
   4,268 Metrovacesa SA..........................................         63,185
   8,683 Vallehermoso SA.........................................         56,143
                                                                    ------------
                                                                         119,328
                                                                    ------------
         Telecommunications (1.2%):
 422,761 Telefonica De Espana (b)................................      5,148,947
                                                                    ------------
         Water Utility (0.0%):
  10,900 Aquas De Barcelona......................................        154,213
                                                                    ------------
                                                                      19,281,762
                                                                    ------------
 Sweden (2.4%):
         Automotive (0.1%):
   8,800 Volvo AB, Series A......................................        133,326
  23,600 Volvo AB, Series B......................................        370,882
                                                                    ------------
                                                                         504,208
                                                                    ------------
         Banking (0.3%):
 210,500 Nordic Baltic Holding AB................................      1,178,626
                                                                    ------------
         Banking & Finance (0.2%):
  52,100 Skandiaviska Enskilda Banken, Series A..................        475,572
  47,100 Svenska Handelsbanken, Series A.........................        687,004
                                                                    ------------
                                                                       1,162,576
                                                                    ------------
         Building -- Heavy Construction (0.1%):
  35,600 Skanska AB -- Class B...................................        328,309
                                                                    ------------
         Computer Services (0.0%):
  29,000 WM-Data AB, Series B....................................         71,773
                                                                    ------------
         Consumer Goods & Services (0.1%):
  27,300 Securitas AB, Series B..................................        507,384
                                                                    ------------
         Finance (0.0%):
   5,400 OM Gruppen AB...........................................         66,061
                                                                    ------------
         Forest Products (0.1%):
  18,200 Svenska Cellusoa AB, Series B...........................        404,194
                                                                    ------------
         Insurance (0.1%):
  75,700 Skandia Forsakrings AB..................................        698,118
                                                                    ------------
         Machinery & Equipment (0.0%):
  11,100 Atlas Copco AB, Series A................................        235,546
                                                                    ------------

 Shares                    Security Description                        Value
 ------                    --------------------                        -----

 COMMON STOCKS (continued)
 Sweden (continued)
         Manufacturing -- Consumer Goods (0.2%):
  26,300 Assa Abloy AB, Series B.................................   $    367,527
  28,300 Electrolux AB, Series B.................................        424,770
                                                                    ------------
                                                                         792,297
                                                                    ------------
         Medical Products (0.0%):
  16,000 Gambro AB, Series A.....................................        101,632
                                                                    ------------
         Paper Products (0.0%):
   6,500 AssiDoman AB............................................        140,685
                                                                    ------------
         Retail-Special Line (0.2%):
  59,500 Hennes & Mauritz AB, Series B...........................      1,105,837
                                                                    ------------
         Telecommunication Equipment (0.7%):
 552,900 Telefonaktiebolaget Lm Ericsson AB......................      2,991,723
                                                                    ------------
         Telecommunications (0.2%):
   7,300 Netcom AB, Series B (b).................................        239,061
 110,000 Telia AB................................................        564,152
                                                                    ------------
                                                                         803,213
                                                                    ------------
         Television (0.0%):
   4,500 Modern Times Group MTG AB, Class B (b)..................        106,714
                                                                    ------------
         Tools (0.1%):
  19,400 Sandvik AB..............................................        387,030
                                                                    ------------
                                                                      11,585,926
                                                                    ------------
 Switzerland (3.7%):
         Banking (0.5%):
  50,652 UBS AG Registered.......................................      2,297,525
                                                                    ------------
         Engineering (0.1%):
  42,392 ABB Ltd.................................................        469,978
                                                                    ------------
         Finance (0.4%):
  10,420 Credit Suisse Group, Registered.........................      1,764,486
                                                                    ------------
         Food Products (0.7%):
  16,470 Nestle SA, Registered...................................      3,527,930
                                                                    ------------
         Insurance (0.4%):
     505 Swiss Reinsurance Co., Registered.......................      1,058,046
   2,939 Zurich Financial Services AG............................        974,942
                                                                    ------------
                                                                       2,032,988
                                                                    ------------
         Pharmaceuticals (1.4%):
 116,460 Novartis AG, Registered.................................      4,052,061
  26,800 Roche Holding AG........................................      2,040,259
   5,600 Roche Holding AG........................................        479,816
                                                                    ------------
                                                                       6,572,136
                                                                    ------------
         Telecommunications (0.2%):
   4,000 Swisscom AG, Registered.................................      1,099,964
                                                                    ------------
                                                                      17,765,007
                                                                    ------------

                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

[LOGO OF KENT FUNDS]

  Shares                    Security Description                       Value
  ------                    --------------------                       -----

 COMMON STOCKS (continued)
 United Kingdom (13.2%):
           Banking (2.3%):
    60,437 Abbey National PLC....................................   $    950,936
    75,220 Barclays PLC..........................................      2,233,069
   454,364 HSBC Holdings PLC.....................................      5,261,466
   113,277 Royal Bank of Scotland Group PLC......................      2,583,100
   158,277 Royal Bank of Scotland Group PLC (b)..................        199,637
                                                                    ------------
                                                                      11,228,208
                                                                    ------------
           Beverages & Tobacco (0.3%):
   161,412 Diageo PLC............................................      1,656,334
                                                                    ------------
           Broadcasting/Cable (0.2%):
    78,500 British Sky Broadcasting Group PLC (b)................        882,726
                                                                    ------------
           Distribution (0.2%):
    50,000 BG PLC................................................        199,708
   172,050 Centrica PLC..........................................        544,361
                                                                    ------------
                                                                         744,069
                                                                    ------------
           Electric Utility (0.0%):
    30,000 Scottish Power PLC....................................        208,865
                                                                    ------------
           Energy (2.0%):
 1,152,046 BP Amoco PLC..........................................      9,588,753
                                                                    ------------
           Finance (0.8%):
    95,610 Halifax PLC...........................................      1,107,149
   252,906 Lloyds TSB Group PLC..................................      2,597,004
                                                                    ------------
                                                                       3,704,153
                                                                    ------------
           Food & Household Products (0.4%):
    30,000 Cadbury Schweppes PLC.................................        204,589
   177,810 Unilever PLC..........................................      1,517,968
                                                                    ------------
                                                                       1,722,557
                                                                    ------------
           Food Service -- Catering (0.1%):
    84,573 Compass Group PLC.....................................        632,806
                                                                    ------------
           Health & Personal Care (0.8%):
    78,632 Zeneca Group PLC......................................      3,902,182
                                                                    ------------
           Insurance (0.7%):
    95,441 CGNU PLC..............................................      1,342,554
    84,633 Prudential Corp., PLC.................................      1,040,950
   292,343 Tesco PLC.............................................      1,043,710
                                                                    ------------
                                                                       3,427,214
                                                                    ------------
           Metals (0.2%):
    46,300 Rio Tinto PLC, Registered.............................        777,990
                                                                    ------------
           Oil -- Comp Intergrated (0.6%):
   340,000 Shell Transportation & Trading Co., PLC...............      2,875,935
                                                                    ------------
           Pharmaceuticals (1.7%):
   292,871 GlaxoSmithKline PLC...................................      8,460,764
                                                                    ------------
           Printing & Publishing (0.3%):
    37,573 Pearson PLC...........................................        576,193
    60,627 Reuters Group PLC.....................................        735,317
                                                                    ------------
                                                                       1,311,510
                                                                    ------------

   Shares                   Security Description                      Value
   ------                   --------------------                      -----

 COMMON STOCKS (continued)
 United Kingdom (continued)
            Telecom Equipment (0.1%):
    180,203 Marconin PLC........................................   $    255,543
                                                                   ------------
            Telecommunications (2.4%):
    375,088 British Telecommunications PLC......................      2,607,414
     80,000 Cable & Wireless PLC................................        395,639
     25,000 COLT Telecom Group PLC (b)..........................        131,120
  4,123,218 Vodafone Group PLC..................................      9,020,366
                                                                   ------------
                                                                     12,154,539
                                                                   ------------
            Tobacco (0.1%):
     70,000 British American Tobacco PLC........................        563,671
                                                                   ------------
                                                                     64,097,819
                                                                   ------------
            Total Common Stocks.................................    470,028,152
                                                                   ------------
 PREFERRED STOCKS (0.4%):
 Australia (0.3%):
            Printing & Publishing (0.3%):
    167,829 News Corp., Ltd.....................................      1,319,650
                                                                   ------------
 Germany (0.1%):
 Investment Companies (0.1%):
      5,400 MLP AG-Vorzug.......................................        432,314
                                                                   ------------
 New Zealand (0.0%):
            Forest Products (0.0%):
    187,900 Fletcher Challenge Forests Ltd. (b).................         26,267
                                                                   ------------
            Total Preferred Stocks..............................      1,778,231
                                                                   ------------
 RIGHTS (0.0%):
 Spain (0.0%):
            Public Thoroughfares (0.0%):
     20,263 Autopistas, Concesionaria Espanola SA...............          9,751
                                                                   ------------
            Total Rights........................................          9,751
                                                                   ------------
 INVESTMENT COMPANIES (2.2%):
 United States (2.2%):
 10,748,755 Federated Prime Value Obligations Money Market
            Fund................................................     10,748,755
                                                                   ------------
 Total Investment Companies......................................    10,748,755
                                                                   ------------
 Total Investments (Cost $509,087,178) (a) -- 99.3%..............   482,564,889
 Other assets in excess of liabilities -- 0.7%...................     3,224,994
                                                                   ------------
 Net Assets -- 100.0%............................................  $485,789,883
                                                                   ============

-------
(a) Represents cost for financial reporting purposes and differs from cost basis for Federal income tax purposes by the amount of losses recognized for financial reporting in excess of Federal income tax reporting of $1,210,001 and by the amount of market to market adjustment for passive foreign investment companies of $2,084,595. Cost for Federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation...................................... $  70,689,017
   Unrealized depreciation......................................  (100,505,902)
                                                                 -------------
   Net unrealized depreciation.................................. $ (29,816,885)
                                                                 =============

(b)  Non-income producing security.

                       See Notes to Financial Statements.

                                  Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  July 31, 2001

 Principal
   Amount                   Security Description                      Value
 ---------                  --------------------                      -----

 ASSET BACKED SECURITIES (7.2%):
            Finance -- Consumer Loans (7.2%):
 $5,000,000 Daimler Chrysler Auto Trust, Series 2000-C, Class
            A4, 6.85%, 11/6/05..................................   $  5,262,850
  5,000,000 MBNA Master Credit Card Trust,
            7.35%, 7/16/07......................................      5,368,850
  9,500,000 Toyota Auto Receivables Owner Trust, 7.21%,
            4/15/07.............................................     10,051,760
                                                                   ------------
            Total Asset Backed Securities.......................     20,683,460
                                                                   ------------
 COMMERCIAL PAPER (9.5%):
            Banking & Finance (2.9%):
  8,500,000 UBS Finance Delaware Inc.,
            3.72%**, 8/16/01....................................      8,486,825
                                                                   ------------
            Chemicals -- Diversified (1.4%):
  4,000,000 E.I. du Pont de Nemours & Co.,
            3.68%**, 8/16/01....................................      3,993,800
                                                                   ------------
            Financial Services -- Diversified (2.8%):
  8,000,000 General Electric Capital Co.,
            3.72%**, 8/13/01....................................      7,990,080
                                                                   ------------
            Retail -- Discount (2.4%):
  7,000,000 Wal-Mart Stores, Inc., 3.70%,** 8/13/01.............      6,991,320
                                                                   ------------
            Total Commercial Paper..............................     27,462,025
                                                                   ------------
 CORPORATE NOTES & BONDS (46.9%):
            Automotive (1.7%):
  5,000,000 Ford Motor Co., 7.45%, 7/16/31......................      5,037,500
                                                                   ------------
            Banking (16.5%):
  2,700,000 Bank of Montreal -- Chicago,
            7.80%, 4/1/07.......................................      2,963,250
  2,000,000 Bank of New York, 8.50%, 12/15/04...................      2,202,500
  2,000,000 BankAmerica Corp., 7.20%, 4/15/06...................      2,132,500
  2,000,000 Chase Manhattan Corp., 7.13%, 3/1/05................      2,105,000
  4,125,000 First Union Corp., 7.00%, 3/15/06...................      4,331,250
  2,000,000 Fleet/Norstar Group, 8.63%, 1/15/07.................      2,255,000
  2,000,000 HSBC New York Corp., 7.00%, 3/22/11.................      2,052,500
  2,000,000 Midland Bank PLC, 7.63%, 6/15/06....................      2,157,500
  3,000,000 National City Bank, 7.25%, 7/15/10..................      3,120,000
  5,000,000 NCNB Corp., 10.20%, 7/15/15.........................      6,456,250
  5,000,000 Northern Trust Corp., 7.10%, 8/1/09.................      5,243,750
  5,000,000 PNC Funding Corp., 6.13%, 2/15/09...................      4,968,750
  2,000,000 Swiss Bank Corp. -- New York,
            7.38%, 7/15/15......................................      2,162,500
  5,000,000 Washington Mutual Bank, 6.88%, 6/15/11..............      5,153,255
                                                                   ------------
                                                                     47,304,005
                                                                   ------------
            Brokers (2.6%):
  5,000,000 Lehman Brothers Holdings, Inc.,
            8.75%, 3/15/05......................................      5,506,250
  2,000,000 Salomon Smith Barney Holdings,
            5.88%, 3/15/06......................................      2,022,500
                                                                   ------------
                                                                      7,528,750
                                                                   ------------
            Diversified Manufacturing (1.8%):
  5,000,000 Tyco International Group SA,
            6.75%, 2/15/11......................................      5,112,500
                                                                   ------------

 Principal
   Amount                   Security Description                      Value
 ---------                  --------------------                      -----

 CORPORATE NOTES & BONDS (continued)
            Finance (11.5%):
 $4,500,000 Boeing Capital Corp., MTN,
            6.35%, 11/15/07.....................................   $  4,640,625
  2,000,000 Discover Credit, 9.26%, 3/20/12.....................      2,412,500
  5,000,000 Ford Motor Credit Corp., 9.03%, 12/30/09, Callable
            12/30/04 @ 100......................................      5,537,500
  5,000,000 General Motors Acceptance Corp.,
            7.25%, 3/2/11.......................................      5,250,000
  3,500,000 Great Western Financial Trust II,
            8.21%, 2/1/27, Callable 2/1/07 @ 104................      3,539,375
  3,000,000 Household Finance Corp.,
            6.50%, 11/15/08.....................................      3,055,314
  4,300,000 Qwest Capital Funding, 7.25%, 2/15/11 (b)...........      4,375,250
  4,000,000 St. Paul Cos., Inc., 7.25%, 8/9/07..................      4,240,000
                                                                   ------------
                                                                     33,050,564
                                                                   ------------
            Gas Transmission (2.7%):
  5,000,000 Enron Corp., 6.40%, 7/15/06.........................      5,056,250
  2,500,000 Enserch Corp., 7.13%, 6/15/05.......................      2,600,000
                                                                   ------------
                                                                      7,656,250
                                                                   ------------
            Industrial Goods & Services (1.1%):
  3,000,000 Engelhard Corp., 7.38%, 8/1/06......................      3,150,000
                                                                   ------------
            Insurance (0.7%):
  2,000,000 Travelers Capital III, 7.63%, 12/1/36...............      2,022,500
                                                                   ------------
            Machinery & Equipment (0.5%):
  2,000,000 Case Corp., 7.25%, 1/15/16..........................      1,432,500
                                                                   ------------
            Multimedia (2.0%):
  5,000,000 AOL Time Warner, Inc., 9.13%, 1/15/13...............      5,875,000
                                                                   ------------
            Paper & Related Products (1.4%):
  4,000,000 Westvaco Corp., 7.10%, 11/15/09.....................      3,990,000
                                                                   ------------
            Retail (1.5%):
  4,245,565 Fred Meyer, Inc., Lease Trust,
            8.50%, 7/15/17 (b)..................................      4,431,308
                                                                   ------------
            Retail -- Major Department Stores (1.7%):
  5,000,000 Target Corp., 7.00%, 7/15/31........................      5,025,000
                                                                   ------------
            Utilities (1.2%):
  3,833,000 Pacific Gas & Electric, 6.25%, 3/1/04...............      3,488,030
                                                                   ------------
            Total Corporate Notes & Bonds.......................    135,103,907
                                                                   ------------
 MUNICIPAL BONDS -- TAXABLE (0.7%):
            California (0.7%):
  2,000,000 San Bernardino County, Financing Authority Pension
            Obligation Revenue, 6.99%, 8/1/10, (Insured by
            MBIA)...............................................      2,125,000
                                                                   ------------
            Total Municipal Bonds -- Taxable....................      2,125,000
                                                                   ------------

                                   Continued

                                  Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

[LOGO OF KENT FUNDS]

  Shares or
  Principal
   Amount                    Security Description                     Value
  ---------                  --------------------                     -----

 U.S. GOVERNMENT AGENCY OBLIGATIONS (22.5%):
             Fannie Mae (16.3%):
 $ 9,000,000 7.00%, 7/15/05.....................................   $  9,663,750
   2,921,547 6.05%, 12/1/08.....................................      2,969,928
  10,400,000 6.63%, 9/15/09.....................................     11,037,000
  12,000,000 6.50%, 5/1/16......................................     12,196,800
  10,000,000 7.13%, 1/15/30.....................................     11,063,500
                                                                   ------------
                                                                     46,930,978
                                                                   ------------
             Freddie Mac (6.2%):
   2,500,000 7.22%, 6/14/06.....................................      2,722,675
  15,000,000 6.50%, 6/1/31 (c)..................................     15,018,750
                                                                   ------------
                                                                     17,741,425
                                                                   ------------
             Total U.S. Government Agency Obligations...........     64,672,403
                                                                   ------------
 U.S. GOVERNMENT OBLIGATIONS (15.1%):
             U.S. Treasury Bonds (13.2%):
   6,200,000 7.25%, 5/15/04.....................................      6,707,160
   2,700,000 6.75%, 5/15/05.....................................      2,918,403
   1,000,000 6.13%, 8/15/07.....................................      1,071,580
   5,100,000 10.38%, 11/15/12, Callable 11/15/07 @ 100..........      6,579,801
   2,650,000 7.50%, 11/15/16....................................      3,189,090
  13,500,000 8.00%, 11/15/21....................................     17,372,744
                                                                   ------------
                                                                     37,838,778
                                                                   ------------
             U.S. Treasury Notes (1.9%):
   5,000,000 7.00%, 7/15/06.....................................      5,524,050
                                                                   ------------
             Total U.S. Government Obligations..................     43,362,828
                                                                   ------------
 INVESTMENT COMPANIES (6.4%):
     107,708 Dreyfus Cash Management Money Market Fund..........        107,708
  18,250,571 Federated Prime Value Obligations Money Market
             Fund...............................................     18,250,571
                                                                   ------------
             Total Investment Companies.........................     18,358,279
                                                                   ------------
 Total Investments (Cost $302,652,298) (a) -- 108.3%.............   311,767,902
 Liabilities in excess of other assets -- (8.3)%.................  (23,783,441)
                                                                   ------------
 Net Assets -- 100.0%............................................  $287,984,461
                                                                   ============

-------
(a) Represents cost for financial reporting and Federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.......................................... $9,937,961
   Unrealized depreciation..........................................   (822,357)
                                                                     ----------
   Net unrealized appreciation...................................... $9,115,604
                                                                     ==========

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has determined this security to be liquid based on procedures approved by the Board of Trustees.
(c)  When-issued security.
**  Effective yield at purchase.
MBIA -- Municipal Bond Insurance Association
MTN -- Medium Term Note
PLC -- Public Limited Company (British)
SA -- Sociedad Anonima (Spanish Corporation)

                       See Notes to Financial Statements.

                                  Intermediate Bond Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  July 31, 2001

  Principal
   Amount                    Security Description                     Value
  ---------                  --------------------                     -----

 ASSET BACKED SECURITIES (3.9%):
             Finance -- Consumer Loans (3.9%):
 $ 5,000,000 Daimler Chrysler Auto Trust, Series 2000-C, Class
             A4, 6.85%, 11/6/05.................................   $  5,262,850
   5,000,000 MBNA Master Credit Card Trust, Series 1998-A, Class
             A, 3.94%*, 8/15/01.................................      5,004,900
  10,000,000 Mellon Residential Funding Corp.,
             6.92%, 3/25/30.....................................     10,323,420
   5,000,000 Toyota Auto Receivables Owner Trust, 7.21%,
             4/15/07............................................      5,290,400
                                                                   ------------
             Total Asset Backed Securities......................     25,881,570
                                                                   ------------
 COMMERCIAL PAPER (4.8%):
             Banking & Finance (2.3%):
  15,200,000 UBS Finance Delaware Inc.,
             3.72%**, 8/16/01...................................     15,176,440
                                                                   ------------
             Financial Services -- Diversified (2.5%):
  17,000,000 General Electric Capital Co.,
             3.72%**, 8/13/01...................................     16,978,920
                                                                   ------------
             Total Commercial Paper.............................     32,155,360
                                                                   ------------
 CORPORATE NOTES & BONDS (44.5%):
             Banking (15.6%):
   5,000,000 Amsouth Bancorporation,
             7.75%, 5/15/04.....................................      5,312,500
  10,000,000 Bank of America Corp., 7.40%, 1/15/11..............     10,687,500
   6,000,000 Bank of Montreal-Chicago,
             7.80%, 4/1/07......................................      6,585,000
  10,000,000 BB&T Corp., 7.25%, 6/15/07.........................     10,362,500
  10,000,000 First Union Corp., 7.55%, 8/18/05..................     10,725,000
   5,000,000 J.P. Morgan & Co., 7.63%, 9/15/04..................      5,393,750
   7,000,000 Key Bank NA, 7.00%, 2/1/11.........................      7,122,500
   5,000,000 MBNA American Bank NA,
             7.25%, 9/15/02.....................................      5,118,750
   5,000,000 National City Bank, 6.25%, 3/15/11.................      4,837,500
   5,000,000 NCNB Corp., 9.38%, 9/15/09.........................      5,875,000
   5,000,000 Northern Trust Corp., 7.10%, 8/1/09................      5,243,750
   5,000,000 Norwest Corp., MTN, 6.50%, 6/1/05..................      5,162,500
   8,000,000 PNC Funding Corp., 6.13%, 2/15/09..................      7,950,000
   5,000,000 Washington Mutual Bank,
             6.88%, 6/15/11.....................................      5,153,255
  10,000,000 Wells Fargo Bank, 6.45%, 2/1/11....................     10,125,000
                                                                   ------------
                                                                    105,654,505
                                                                   ------------
             Brokers (2.1%):
   8,500,000 Donaldson Lufkin Jenrette,
             5.88%, 4/1/02......................................      8,606,250
   5,000,000 Salomon Smith Barney, 7.13%, 10/1/06...............      5,331,250
                                                                   ------------
                                                                     13,937,500
                                                                   ------------
             Diversified Manufacturing (1.4%):
   9,500,000 Tyco International Group SA,
             6.75%, 2/15/11.....................................      9,713,750
                                                                   ------------
             Equipment Rental & Leasing (0.9%):
   6,000,000 Caterpillar Financial Asset Trust,
             4.85%, 4/25/07.....................................      5,999,335
                                                                   ------------

  Principal
   Amount                    Security Description                     Value
  ---------                  --------------------                     -----

 CORPORATE NOTES & BONDS (continued)
             Finance (15.0%):
 $ 5,000,000 Associates Corp., NA, 6.52%, 10/11/02..............   $  5,137,500
   5,000,000 Boeing Capital Corp., MTN,
             6.35%, 11/15/07....................................      5,156,250
   5,000,000 CIT Group, Inc., 6.50%, 2/7/06.....................      5,168,750
  14,000,000 Citigroup, Inc., 7.25%, 10/1/10....................     14,962,499
   5,000,000 Fleet Financial Group, 7.38%, 12/1/09..............      5,362,500
  10,000,000 Ford Motor Credit Co., 7.38%, 10/28/09.............     10,462,500
   8,400,000 Ford Motor Credit Corp., 9.03%, 12/30/09, Callable
             12/30/04 @ 100.....................................      9,303,000
   5,000,000 General Electric Capital Corp.,
             6.50%, 12/10/07....................................      5,281,250
   5,000,000 General Motors Acceptance Corp.,
             7.13%, 5/1/03......................................      5,206,250
  10,000,000 General Motors Acceptance Corp.,
             7.25%, 3/2/11......................................     10,500,000
  11,000,000 Household Finance Co., 6.75%, 5/15/11..............     11,247,500
   5,000,000 Household Finance Corp., 8.00%, 8/1/04.............      5,381,250
   8,000,000 Qwest Capital Funding, 7.25%, 2/15/11 (b)..........      8,140,000
                                                                   ------------
                                                                    101,309,249
                                                                   ------------
             Gas Transmission (0.8%):
   5,000,000 Enron Corp., 6.40%, 7/15/06........................      5,056,250
                                                                   ------------
             Insurance (1.6%):
   5,000,000 St. Paul Companies, Inc., 7.19%, 8/2/07............      5,281,250
   5,100,000 Travelers Group, Inc., 6.88%, 12/15/03.............      5,323,125
                                                                   ------------
                                                                     10,604,375
                                                                   ------------
             Machinery & Equipment (0.4%):
   3,500,000 Case Corp., 7.25%, 1/15/16.........................      2,506,875
                                                                   ------------
             Rental Auto/Equipment (0.7%):
   5,000,000 Hertz Corp., 6.25%, 3/15/09........................      4,887,500
                                                                   ------------
             Telecommunications (1.0%):
   6,000,000 Bell Canada, 7.75%, 4/1/06.........................      6,427,500
                                                                   ------------
             Telephone -- Integrated (3.9%):
  10,000,000 Cox Communications, Inc.,
             7.75%, 11/1/10.....................................     10,650,000
  10,000,000 WorldCom, Inc., 7.88%, 5/15/03.....................     10,400,070
   5,000,000 WorldCom, Inc., 7.50%, 5/15/11.....................      5,075,000
                                                                   ------------
                                                                     26,125,070
                                                                   ------------
             Transportation -- Railroad (1.1%):
   7,000,000 Union Pacific Co., 6.34%, 11/25/03.................      7,183,750
                                                                   ------------
             Total Corporate Notes & Bonds......................    299,405,659
                                                                   ------------

                                   Continued

                                  Intermediate Bond Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

[LOGO OF KENT FUNDS]

  Shares or
  Principal
   Amount                   Security Description                     Value
  ---------                 --------------------                     -----

 U.S. GOVERNMENT AGENCY OBLIGATIONS (35.8%):
             Fannie Mae (20.5%):
 $18,000,000 3.65%**, 8/13/01..................................   $ 17,977,500
  52,500,000 6.50%, 8/15/04....................................     55,313,580
  30,000,000 7.00%, 7/15/05....................................     32,212,500
  10,000,000 5.50%, 2/15/06....................................     10,162,500
   7,000,000 6.63%, 10/15/07...................................      7,463,750
  15,000,000 6.50%, 5/1/16.....................................     15,246,000
                                                                  ------------
                                                                   138,375,830
                                                                  ------------
             Federal Home Loan Bank (0.8%):
   5,000,000 6.49%, 1/8/04.....................................      5,239,600
                                                                  ------------
             Freddie Mac (14.5%):
  20,000,000 7.38%, 5/15/03....................................     21,100,000
   8,000,000 6.38%, 11/15/03...................................      8,350,000
   7,500,000 6.25%, 7/15/04....................................      7,837,500
  10,410,000 8.12%, 1/31/05....................................     11,505,757
  10,000,000 5.25%, 1/15/06....................................     10,062,500
   3,000,000 7.22%, 6/14/06....................................      3,267,210
  35,000,000 6.50%, 6/1/31 (c).................................     35,043,750
                                                                  ------------
                                                                    97,166,717
                                                                  ------------
             Total U.S. Government Agency Obligations..........    240,782,147
                                                                  ------------
 U.S. GOVERNMENT OBLIGATIONS (12.3%):
             U.S. Treasury Bonds (8.0%):
  23,800,000 7.25%, 5/15/04....................................     25,746,840
  25,000,000 7.88%, 11/15/04...................................     27,714,000
                                                                  ------------
                                                                    53,460,840
                                                                  ------------
             U.S. Treasury Notes (4.3%):
   2,150,000 7.50%, 2/15/05....................................      2,371,278
  24,000,000 7.00%, 7/15/06....................................     26,515,440
                                                                  ------------
                                                                    28,886,718
                                                                  ------------
             Total U.S. Government Obligations.................     82,347,558
                                                                  ------------
 INVESTMENT COMPANIES (5.6%):
     193,410 Dreyfus Cash Management Money Market Fund.........        193,410
  37,336,994 Federated Prime Value Obligations Money Market
             Fund..............................................     37,336,994
                                                                  ------------
             Total Investment Companies........................     37,530,404
                                                                  ------------
 Total Investments (Cost $702,398,371) (a) -- 106.9%............   718,102,698
 Liabilities in excess of other assets -- (6.9)%................   (46,064,250)
                                                                  ------------
 Net Assets -- 100.0%...........................................  $672,038,448
                                                                  ============

-------
(a) Represents cost for financial reporting and Federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation......................................... $16,985,308
   Unrealized depreciation.........................................  (1,280,981)
                                                                    -----------
   Net unrealized appreciation..................................... $15,704,327
                                                                    ===========

(b) Rule 144A, Section (2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has determined this security to be liquid based on procedures approved by the Board of Trustees.
(c)  When-issued security.
* Variable rate security. Rate present represents rate in effect at July 31, 2001. Maturity date reflects next rate change date.
**  Effective yield at purchase.
MTN -- Medium Term Note
NV -- Naamloze Vennootschap (Dutch Corporation)
SA -- Sociedad Anonima (Spanish Corporation)

                       See Notes to Financial Statements.

                                  Short Term Bond Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  July 31, 2001


 Principal
   Amount                   Security Description                      Value
 ---------                  --------------------                      -----

 ASSET BACKED SECURITIES (7.4%):
            Finance -- Consumer Loans (7.4%):
 $4,000,000 American Express Master Trust, Series
            1998-1, Class A, 5.90%, 4/15/04.....................   $  4,115,320
  3,000,000 Daimler Chrysler Auto Trust,
            7.23%, 1/6/05.......................................      3,149,741
  5,000,000 MBNA Master Credit Card Trust,
            6.60%, 11/15/04.....................................      5,118,800
  5,000,000 Toyota Auto Receivables Owner Trust, Series 2000-B,
            Class A3, 6.76%, 8/15/04............................      5,163,950
                                                                   ------------
            Total Asset Backed Securities.......................     17,547,811
                                                                   ------------
 CORPORATE NOTES & BONDS (55.6%):
            Banking (14.4%):
  5,000,000 ABN Amro Bank, 6.63%, 10/31/01......................      5,031,580
  3,000,000 Bear Stearns Co., 6.45%, 8/1/02.....................      3,063,750
  4,000,000 First of America, 8.50%, 2/1/04.....................      4,320,000
  5,000,000 First Union Corp., 6.95%, 11/1/04...................      5,262,500
  3,000,000 Household Bank FSB, 6.50%, 7/15/03..................      3,105,000
  3,500,000 Marshall & Ilsley Corp., 6.38%, 7/15/03.............      3,613,750
  4,500,000 Mellon Funding Corp., 5.75%, 11/15/03...............      4,629,375
  5,000,000 Washington Mutual Bank, 4.38%*, 8/14/01.............      5,000,000
                                                                   ------------
                                                                     34,025,955
                                                                   ------------
            Brokers (2.2%):
  5,000,000 Merrill Lynch & Co., Inc., 6.64%, 9/19/02...........      5,137,500
                                                                   ------------
            Cable Television (2.2%):
  5,000,000 Tele-Commun, Inc., 8.25%, 1/15/03...................      5,218,750
                                                                   ------------
            Diversified Manufacturing (2.2%):
  5,000,000 Tyco International Group SA,
            6.38%, 2/15/06......................................      5,125,000
                                                                   ------------
            Finance (24.0%):
  2,500,000 CIT Group, Inc., 5.92%, 1/15/03.....................      2,553,125
  5,000,000 Citigroup, Inc., 6.63%, 9/15/05.....................      5,218,750
  5,000,000 Countrywide Home Loan, 5.25%, 5/22/03...............      5,062,500
  5,000,000 FleetBoston Financial Corp.,
            7.25%, 9/15/05......................................      5,312,500
  5,000,000 Ford Motor Credit Co., 6.88%, 2/1/06................      5,188,035
  5,000,000 General Electric Capital Corp., Series A, 6.33%,
            9/17/01.............................................      5,018,750
  5,000,000 General Motors Acceptance Corp.,
            4.19%*, 10/22/01....................................      5,000,000
  4,000,000 Household Netherlands BV,
            6.20%, 12/1/03......................................      4,095,000
  5,000,000 Lehman Brothers Holdings,
            7.25%, 10/15/03.....................................      5,231,250
  5,000,000 MCN Investment Corp., 6.89%, 1/16/02................      5,050,000
  1,500,000 Transamerica Financial Corp.,
            6.13%, 11/1/01......................................      1,505,625
  2,500,000 Transamerica Financial Corp.,
            7.25%, 8/15/02......................................      2,565,625
  5,000,000 Wells Fargo Financial, Inc., 6.38%, 7/16/02.........      5,112,500
                                                                   ------------
                                                                     56,913,660
                                                                   ------------
            Finance -- Other Services (2.1%):
  5,000,000 National Rural Utilities, 5.25%, 7/15/02............      5,043,750
                                                                   ------------

  Shares or
  Principal
   Amount                    Security Description                     Value
  ---------                  --------------------                     -----

             Industrial Goods & Services (1.9%):
 $ 4,375,000 Enron Corp., 6.45%, 11/15/01.......................   $  4,402,344
                                                                   ------------
             Insurance -- Property & Casualty (2.3%):
   5,000,000 St. Paul Companies, Inc., 7.88%, 4/15/05...........      5,400,000
                                                                   ------------
             Oil & Gas (2.2%):
   5,000,000 Conoco, Inc., 5.90%, 4/15/04.......................      5,112,500
                                                                   ------------
             Pharmaceuticals (0.8%):
   2,000,000 Pharmacia Corp., 5.38%, 12/1/01 (b)................      2,007,500
                                                                   ------------
             Telephone -- Integrated (1.3%):
   3,000,000 WorldCom, Inc., 7.88%, 5/15/03.....................      3,120,000
                                                                   ------------
             Total Corporate Notes & Bonds......................    131,506,959
                                                                   ------------
 U.S. GOVERNMENT AGENCY OBLIGATIONS (26.0%):
             Fannie Mae (12.9%):
   6,000,000 6.63%, 1/15/02.....................................      6,079,920
  15,000,000 6.50%, 8/15/04.....................................     15,792,900
   8,000,000 7.00%, 7/15/05.....................................      8,590,000
                                                                   ------------
                                                                     30,462,820
                                                                   ------------
             Freddie Mac (13.1%):
   8,000,000 7.38%, 5/15/03.....................................      8,440,000
   5,000,000 5.75%, 7/15/03.....................................      5,142,700
   5,000,000 6.38%, 11/15/03....................................      5,218,750
   5,000,000 5.25%, 2/15/04.....................................      5,093,750
   7,000,000 6.25%, 7/15/04.....................................      7,315,000
                                                                   ------------
                                                                     31,210,200
                                                                   ------------
             Total U.S. Government Agency Obligations...........     61,673,020
                                                                   ------------
 U.S. GOVERNMENT OBLIGATIONS (2.4%):
             U.S. Treasury Bonds (2.4%):
   5,150,000 7.25%, 5/15/04.....................................      5,571,270
                                                                   ------------
             Total U.S. Government Obligations..................      5,571,270
                                                                   ------------
 INVESTMENT COMPANIES (7.3%):
     493,363 Dreyfus Cash Management Money Market Fund..........        493,363
  16,893,866 Federated Prime Value Obligations Money Market
             Fund...............................................     16,893,866
                                                                   ------------
             Total Investment Companies.........................     17,387,229
                                                                   ------------
 Total Investments (Cost $229,962,161) (a) -- 98.7%..............   233,686,289
 Other assets in excess of liabilities -- 1.3%...................     3,097,414
                                                                   ------------
 Net Assets -- 100.0%............................................  $236,783,703
                                                                   ============

                                   Continued

                                  Short Term Bond Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

[LOGO OF KENT FUNDS]
-------
(a) Represents cost for financial reporting and Federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.......................................... $3,732,715
   Unrealized depreciation..........................................     (8,587)
                                                                     ----------
   Net unrealized appreciation...................................... $3,724,128
                                                                     ==========

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has determined this security to be liquid based on procedures approved by the Board of Trustees.
* Variable rate security. Rate presented represents rate in effect at July 31, 2001. Maturity date reflects next rate change date.
BV -- VOOR BEORITVEN (Dutch Corp.)
FSB -- Federal Savings Bank
MTN -- Medium Term Note
SA -- Sociedad Anonima (Spanish Corp.)

                       See Notes to Financial Statements.

                                  Tax-Free Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  July 31, 2001

 Principal
   Amount                   Security Description                      Value
 ---------                  --------------------                      -----

 MUNICIPAL BONDS (99.9%):
            Arizona (0.9%):
 $1,070,000 Greater Arizona Development Authority, 6.00%,
            8/1/13, Callable 8/1/08 @ 102, (Insured by MBIA)....   $  1,198,272
                                                                   ------------
            California (7.4%):
    265,000 Cal Poly Pomona Foundation Inc.,
            5.50%, 2/1/20, Callable 2/1/11 @ 101, (Insured by
            MBIA)...............................................        277,370
  2,000,000 Orange County, Series A, 6.00%, 6/1/10 (Insured by
            MBIA)...............................................      2,292,420
    250,000 Sacramento County Sanitation Financing Authority,
            6.00%, 12/1/15, Callable 12/1/10 @ 101..............        279,833
  2,445,000 San Francisco City and County Airport, (AMT), 5.35%,
            5/1/10, Callable 5/1/06
            @ 102, (Insured by MBIA)............................      2,607,201
  1,400,000 State, GO, 7.00%, 6/1/05............................      1,580,992
  2,000,000 State, GO, 6.25%, 9/1/12, (Insured by
            FGIC -- TCRS).......................................      2,338,260
                                                                   ------------
                                                                      9,376,076
                                                                   ------------
            Colorado (10.2%):
  2,265,000 Boulder County Sales and Use Tax, Series A, 6.00%,
            12/15/18, Callable 12/15/09 @ 101, (Insured by
            FGIC)...............................................      2,495,668
  1,385,000 Denver City & County Airport Revenue, Series B,
            5.50%, 11/15/15, Callable 11/15/11 @ 100, (Insured
            by FGIC)............................................      1,482,033
    650,000 Denver City & County Airport Revenue, Series C,
            (AMT), 6.75%, 11/15/22, Prerefunded 11/15/02 @ 102..        693,706
  1,580,000 Denver City and County Airport Revenue, 6.75%,
            11/15/22, (Insured by MBIA).........................      1,665,162
  2,000,000 Department of Transportation Revenue, 5.50%,
            6/15/06, (Insured by MBIA)..........................      2,159,180
  1,000,000 E-470 Public Highway Authority Revenue, Series C,
            6.00%, 9/1/07, (Insured by MBIA)....................      1,114,810
  1,000,000 El Paso County School District No. 38, 6.00%,
            12/1/24, Callable 12/1/10 @ 100.....................      1,082,580
    130,000 Golden Colorado Sales & Usage Tax,
            4.80%, 12/1/14, Callable 12/1/11 @ 100, (Insured by
            AMBAC)..............................................        132,055
    120,000 Golden Colorado Sales & Use Tax,
            4.90%, 12/1/15, Callable 12/1/11 @ 100, (Insured by
            AMBAC)..............................................        121,396
    195,000 Housing Finance Authority,
            4.25%, 10/1/05......................................        195,105
  1,545,000 Summit County School District No. RE1, GO, 5.75%,
            12/1/13, Callable 12/1/11 @ 100, (Insured by FSA)...      1,720,018
                                                                   ------------
                                                                     12,861,713
                                                                   ------------
            Delaware (3.0%):
  3,500,000 Delaware Transportation Authority, 6.00%, 7/1/16,
            Callable 7/1/10 @ 100...............................      3,844,995
                                                                   ------------

 Principal
   Amount                   Security Description                      Value
 ---------                  --------------------                      -----

 MUNICIPAL BONDS (continued)
            Florida (1.7%):
 $2,000,000 State, Board of Education, Series D,
            5.75%, 6/1/19, Callable 6/1/10 @ 101................   $  2,141,600
                                                                   ------------
            Georgia (4.7%):
  2,900,000 Atlanta Georgia Airport Revenue, (AMT), 5.63%,
            1/1/30, (Insured by FGIC)...........................      2,989,639
  2,610,000 State, Series D, GO, 5.80%, 11/1/16, Callable
            11/1/09 @ 102.......................................      2,928,445
                                                                   ------------
                                                                      5,918,084
                                                                   ------------
            Hawaii (0.9%):
    800,000 Honolulu City & County, Series A,
            5.75%, 4/1/10.......................................        884,528
    200,000 Honolulu City & County, Series A, ETM, 5.75%,
            4/1/10..............................................        223,224
                                                                   ------------
                                                                      1,107,752
                                                                   ------------
            Illinois (8.4%):
  2,000,000 Chicago Metropolitan Water Reclamation District,
            Capital Improvement, GO,
            5.50%, 12/1/10......................................      2,180,200
    500,000 Chicago Metropolitan Water Reclamation District-
            Greater Chicago, Capital Improvements, GO, 7.25%,
            12/1/12.............................................        623,350
  1,000,000 Chicago School Finance Authority, Series A, GO,
            4.90%, 6/1/05, Callable 6/1/04 @ 102, (Insured by
            MBIA)...............................................      1,048,970
  1,520,000 Chicago Single Family Mortgage Revenue, Series A,
            (AMT), 4.70%, 10/1/17, Callable 4/1/09 @ 102........      1,520,410
  1,700,000 Development Finance Authority,
            6.38%, 1/1/17, Callable 1/1/11 @ 100, (Insured by
            FSA)................................................      1,917,872
  1,700,000 Development Finance Authority,
            6.38%, 1/1/18, Callable 1/1/11 @ 100, (Insured by
            FSA)................................................      1,910,970
    300,000 State, GO, 5.88%, 10/1/17, Callable 10/1/09 @ 100,
            (Insured by FGIC)...................................        322,848
  1,000,000 State, Sales Tax, Series S, 5.00%, 6/15/08..........      1,057,000
                                                                   ------------
                                                                     10,581,620
                                                                   ------------
            Indiana (3.7%):
  4,000,000 Franklin Township School Building,
            6.50%, 7/15/18, Prerefunded 7/15/10 @ 102...........      4,738,799
                                                                   ------------
            Iowa (1.9%):
  2,055,000 Finance Authority, Private College Revenue, Drake
            University Project, 6.50%, 12/1/11, (Insured by
            MBIA)...............................................      2,429,894
                                                                   ------------
            Louisiana (0.8%):
    975,000 Housing Finance Agency, Single Family Mortgage
            Revenue, (AMT), 6.40%, 12/1/30, Callable 6/1/09 @
            101.................................................      1,031,872
                                                                   ------------

                                   Continued

                                  Tax-Free Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

[LOGO OF KENT FUNDS]

 Principal
   Amount                   Security Description                      Value
 ---------                  --------------------                      -----

 MUNICIPAL BONDS (continued)
            Michigan (9.1%):
 $  650,000 Frankenmuth School District, 5.75%, 5/1/20, Callable
            5/1/10 @ 100, (Insured by FGIC).....................   $    688,994
  1,000,000 Genesee School District, 6.00%, 5/1/29, (Insured by
            FSA)................................................      1,083,540
  2,265,000 Grand Ledge Public Schools District, GO, 5.35%,
            5/1/10 (Insured by MBIA)............................      2,456,189
    930,000 Kent County Airport Facility, Kent County
            International Airport, (AMT), 5.50%, 1/1/07,
            Prerefunded 1/1/05 @ 102............................      1,003,935
    620,000 Marshall Public School District,
            4.50%, 5/1/12, Callable 5/1/11 @ 100, Q-SBLF........        622,325
    500,000 Marshall Public School District,
            4.60%, 5/1/13, Callable 5/1/11 @ 100, Q-SBLF........        501,495
  3,000,000 Michigan Higher Education Student Loan, (AMT),
            4.75%, 3/1/09, (Insured by AMBAC)...................      3,026,580
  1,000,000 Michigan State, South Central Power Agency, Power
            Supply System Revenue, 5.80%, 11/1/05, (Insured by
            MBIA)...............................................      1,087,850
  1,000,000 State, Strategic Fund, Hope Network Project, Series
            B, 5.13%, 9/1/13, Callable 9/1/08
            @ 102, (LOC: First of America)......................      1,043,620
                                                                   ------------
                                                                     11,514,528
                                                                   ------------
            Minnesota (2.7%):
  1,000,000 Becker Independent School District No. 726, 6.00%,
            2/1/21, Callable 2/1/10 @100, (Insured by FSA)......      1,078,040
  2,150,000 Rochester Independent School District
            No. 535, 5.88%, 2/1/20, Callable 2/1/10
            @ 100...............................................      2,313,207
                                                                   ------------
                                                                      3,391,247
                                                                   ------------
            Mississippi (0.2%):
    210,000 Home Corp. Single Family Mortgage, Class 4, Series
            A, 4.80%, 6/1/19, Callable 6/1/09 @ 102.............        209,727
                                                                   ------------
            Missouri (4.9%):
  2,400,000 Greene County School District,
            6.20%, 3/1/18, Callable 3/1/10 @ 100................      2,760,096
  2,050,000 Lawson School District No. 14,
            6.20%, 3/1/20, Callable 3/1/10 @ 100................      2,345,467
    725,000 Ozarks College Building Corp. Missouri Leasehold
            Revenue, 4.60%, 3/1/13, Callable 3/1/11 @ 100,
            (Insured by FSA)....................................        724,623
    335,000 State, Health & Education Facilities,
            6.50%, 2/15/21, Prerefunded 2/15/06 @ 102...........        381,451
                                                                   ------------
                                                                      6,211,637
                                                                   ------------
            Nebraska (2.2%):
  1,365,000 Nebraska, Series A UTGO, 6.50%, 12/1/13.............      1,633,700
  1,075,000 Omaha Public Power District, 5.10%, 2/1/08..........      1,141,962
                                                                   ------------
                                                                      2,775,662
                                                                   ------------

 Principal
   Amount                   Security Description                      Value
 ---------                  --------------------                      -----

 MUNICIPAL BONDS (continued)
            Nevada (3.4%):
 $1,805,000 Clark County School District, GO,
            5.75%, 6/15/10, Prerefunded 6/15/06 @ 101, (Insured
            by FGIC)............................................   $  1,991,908
  2,000,000 State, Municipal Bond Bank, Series A, GO, 8.00%,
            11/1/05.............................................      2,347,740
                                                                   ------------
                                                                      4,339,648
                                                                   ------------
            New Jersey (2.6%):
  1,500,000 Economic Development Authority, Market Transition
            Facility Revenue, Senior Lien, 7.00%, 7/1/04,
            (Insured by MBIA)...................................      1,654,980
  1,500,000 State, Transportation Trust Fund Authority,
            Transportation System, Series A,
            6.00%, 12/15/06, (Insured by MBIA)..................      1,673,865
                                                                   ------------
                                                                      3,328,845
                                                                   ------------
            New York (2.8%):
  2,200,000 New York City Transitional Financial Authority,
            5.75%, 11/15/16, Callable 5/15/10 @ 101.............      2,396,284
  1,000,000 State, Thruway Authority, Series 1997 B, 6.00%,
            4/1/07..............................................      1,109,270
                                                                   ------------
                                                                      3,505,554
                                                                   ------------
            North Carolina (1.3%):
  1,500,000 State, GO, 5.20%, 3/1/12, Callable 3/1/07
            @ 102...............................................      1,584,975
                                                                   ------------
            Ohio (6.2%):
  1,720,000 Cleveland, GO, 5.10%, 9/1/05, (Insured by AMBAC)....      1,826,244
  4,000,000 State, Higher Education, Capital Facilities Series
            II-A, 5.50%, 12/1/07................................      4,369,360
  1,445,000 Summit County, 6.00%, 12/1/21, Callable 12/1/10 @
            101, (Insured by FGIC)..............................      1,584,948
                                                                   ------------
                                                                      7,780,552
                                                                   ------------
            Oklahoma (0.9%):
  1,000,000 Tulsa International Airport, (AMT),
            5.50%, 6/1/10, (Insured by FGIC)....................      1,094,530
                                                                   ------------
            Pennsylvania (6.7%):
  5,000,000 Allegheny County Sanitary Authority Sewer Revenue,
            5.50%, 12/1/30, Callable 12/1/10 @ 101, (Insured by
            MBIA)...............................................      5,168,200
  2,000,000 State, 6.00%, 1/15/19, Callable 1/15/10
            @ 101, UTGO.........................................      2,181,780
  1,000,000 State, Turnpike, Series T, 5.50%, 12/1/11, (Insured
            by FGIC)............................................      1,100,540
                                                                   ------------
                                                                      8,450,520
                                                                   ------------
            Tennessee (1.0%):
  1,225,000 Housing Development Agency, Mortgage Finance, Series
            C, (AMT), 5.95%, 7/1/09, Callable 7/1/05 @ 102,
            (Insured by MBIA)...................................      1,308,129
                                                                   ------------

                                   Continued

                                  Tax-Free Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

 Shares or
 Principal
   Amount                   Security Description                      Value
 ---------                  --------------------                      -----

 MUNICIPAL BONDS (continued)
            Texas (8.8%):
 $1,000,000 Brownsville Utility System, 6.25%, 9/1/11, (Insured
            by AMBAC)...........................................   $  1,149,760
  3,000,000 Dallas Fort Worth International Airport, 6.00%,
            11/1/28, Callable 11/1/09 @ 100, (Insured by FGIC)..      3,167,580
  1,080,000 Denton Independent School District,
            5.50%, 8/15/13, PSF-GTD.............................      1,176,044
  2,135,000 Plano Independent School District, GO, 5.13%,
            2/15/14, Callable 8/15/10 @ 100.....................      2,196,872
  2,000,000 Texas City Industrial Development Corp., Marine
            Terminal Revenue, Arco Pipeline Co. Project, 7.38%,
            10/1/20.............................................      2,544,180
    815,000 Travis County, GO, 5.75%, 3/1/17, Callable 3/1/10 @
            100.................................................        867,274
                                                                   ------------
                                                                     11,101,710
                                                                   ------------
            Washington (2.9%):
  1,000,000 Douglas County Public Utility District No. 001,
            Electric Distribution System, 5.90%, 1/1/11,
            Callable 1/1/05 @ 102, (Insured by MBIA)............      1,070,820
  2,500,000 Port Seattle Limited Tax, GO, (AMT),
            5.35%, 5/1/04.......................................      2,623,225
                                                                   ------------
                                                                      3,694,045
                                                                   ------------
            Wyoming (0.6%):
    775,000 Green River-Sweetwater County, Board Revenue, Series
            B, 4.50%, 3/1/14, Callable 3/1/05 @ 100, (Insured by
            FSA)................................................        775,000
                                                                   ------------
            Total Municipal Bonds...............................    126,296,986
                                                                   ------------
 INVESTMENT COMPANIES (2.6%):
    300,799 Dreyfus Tax Exempt Money Market Fund................        300,799
  3,040,880 Federated Tax Exempt Money Market Fund..............      3,040,880
                                                                   ------------
            Total Investment Companies..........................      3,341,679
                                                                   ------------
 Total Investments (Cost $122,135,470) (a) -- 102.5%.............   129,638,665
 Liabilities in excess of other assets -- (2.5)%.................   (3,142,755)
                                                                   ------------
 Net Assets -- 100.0%............................................  $126,495,910
                                                                   ============

-------
(a) Represents cost for financial reporting and Federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.......................................... $7,511,089
   Unrealized depreciation..........................................     (7,894)
                                                                     ----------
   Net unrealized appreciation...................................... $7,503,195
                                                                     ==========

AMBAC -- AMBAC Indemnity Corp.
AMT -- Alternative Minimum Tax Paper
ETM -- Escrowed to Maturity
FGIC -- Financial Guaranty Insurance Corp.
FNMA -- Federal National Mortgage Association
FSA -- Financial Security Assurance
GNMA -- Government National Mortgage Association
GO -- General Obligation
LOC -- Letter of Credit
MBIA -- Municipal Bond Insurance Association
PSF-GTD -- Permanent School Fund Guarantee
Q-SBLF -- Qualified School Bond Loan Fund
TCRS -- Transferable Custodial Receipts
UTGO -- Unlimited Tax General Obligation

                       See Notes to Financial Statements.

                                  Intermediate Tax-Free Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  July 31, 2001

[LOGO OF KENT FUNDS]

 Principal
   Amount                   Security Description                      Value
 ---------                  --------------------                      -----

 MUNICIPAL BONDS (97.1%):
            Alaska (0.4%):
 $1,000,000 Anchorage Electric Utility, Revenue Bond, Senior
            Lien, 5.50%, 12/1/03, Callable 6/1/03 @ 102 (Insured
            by MBIA)............................................   $  1,053,450
                                                                   ------------
            Arizona (5.9%):
  1,290,000 Glendale Water and Sewer Revenue,
            5.00%, 7/1/06, (Insured by FGIC)....................      1,368,987
  1,540,000 Glendale Water and Sewer Revenue,
            5.00%, 7/1/07, (Insured by FGIC)....................      1,636,712
  1,370,000 Pima County Community College District Revenue,
            5.00%, 7/1/05, (Insured by AMBAC)...................      1,447,035
    670,000 Pima County Community College District Revenue,
            5.00%, 7/1/07, (Insured by AMBAC)...................        712,076
    100,000 Pima County Sewer Revenue, 4.00%, 7/1/04, (Insured
            by FGIC)............................................        102,037
  1,050,000 Pima County University School District, 5.75%,
            7/1/12, Callable 7/1/09 @ 100, (Insured by FGIC)....      1,149,834
  5,000,000 Salt River Project Agricultural Improvement & Power
            District Electric System, Series A, 5.63%, 1/1/06...      5,392,550
  2,000,000 Tucson Street & Hwy, 6.75%, 7/1/13,
            (FGIC Insured)......................................      2,429,500
                                                                   ------------
                                                                     14,238,731
                                                                   ------------
            California (3.1%):
  3,000,000 Orange County, Series A, 6.00%, 6/1/10 (Insured by
            MBIA)...............................................      3,438,630
  3,400,000 State, GO, 6.60%, 2/1/10............................      4,048,890
                                                                   ------------
                                                                      7,487,520
                                                                   ------------
            Colorado (6.7%):
    680,000 Arapahoe County Capital Improvement Highway Revenue,
            7.00%, 8/31/26, Prerefunded 8/31/05 @ 103...........        789,949
  2,000,000 Denver City and County Airport Facilities, (AMT),
            5.00%, 1/1/04 (Insured by MBIA).....................      2,077,660
  1,000,000 Denver City and County Airport Revenue, 5.50%,
            11/15/07, (Insured by FGIC).........................      1,081,880
  2,000,000 Denver City and County Airport Revenue, 7.75%,
            11/15/21, Callable 11/15/01 @ 102...................      2,059,240
  3,000,000 Department of Transportation Revenue, 5.50%,
            6/15/06, (Insured by MBIA)..........................      3,238,771
  1,150,000 El Paso County School District No. 38, GO, 6.38%,
            12/1/16, Callable 12/1/10 @ 100.....................      1,302,812
  1,005,000 El Paso County School District No. 38, GO, 6.38%,
            12/1/18, Callable 12/1/10 @ 100.....................      1,127,188
    110,000 Garfield County School District No. 16, GO, 4.60%,
            12/1/09, (Insured by MBIA)..........................        113,940
    540,000 Housing & Finance Authority, Single Family, Series
            B-3, 4.13%, 8/1/10..................................        546,890
    325,000 Housing Finance Authority,
            4.50%, 11/1/05......................................        324,155

 Principal
   Amount                   Security Description                      Value
 ---------                  --------------------                      -----

 MUNICIPAL BONDS (continued)
            Colorado (continued)
 $  490,000 Housing Finance Authority,
            5.40%, 10/1/06......................................   $    496,272
    900,000 Housing Financial Authority,
            5.10%, 10/1/06......................................        907,488
    615,000 Housing Financial Authority, Single Family Series 3,
            4.70%, 10/1/22, Callable 10/1/09
            @ 102...............................................        618,518
  1,465,000 Summit County School District No. RE1, 5.75%,
            12/1/12, Callable 12/1/11 @ 100, (Insured By FSA)...      1,642,617
                                                                   ------------
                                                                     16,327,380
                                                                   ------------
            District of Columbia (1.8%):
  4,175,000 Metropolitan Airports, (AMT),
            5.50%, 10/1/05......................................      4,465,246
                                                                   ------------
            Florida (1.8%):
  1,000,000 Hillsborough County Development Authority Revenue,
            6.38%, 12/1/12, Prerefunded 12/1/03 @ 100, (Insured
            by MBIA)............................................      1,077,630
  2,000,000 Lakeland Electric & Water Revenue,
            5.90%, 10/1/07......................................      2,236,820
  1,000,000 Palm Beach County Airport System Revenue, 4.00%,
            10/1/06, (Insured by MBIA)..........................      1,017,400
                                                                   ------------
                                                                      4,331,850
                                                                   ------------
            Georgia (1.8%):
  2,670,000 Atlanta Airport Facilities Revenue, (AMT), Series B,
            5.50%, 1/1/03 (Insured by AMBAC)....................      2,755,867
  1,500,000 State, Series B, GO, 5.95%, 3/1/08..................      1,673,130
                                                                   ------------
                                                                      4,428,997
                                                                   ------------
            Hawaii (0.8%):
    855,000 Honolulu City & County, 5.60%, 1/1/05...............        912,516
    170,000 Honolulu City & County, ETM,
            5.60%, 1/1/05.......................................        181,718
    765,000 State Highway Revenue, 5.50%, 7/1/10, (Insured by
            FSA)................................................        833,743
                                                                   ------------
                                                                      1,927,977
                                                                   ------------
            Illinois (6.2%):
  3,000,000 Chicago Metropolitan Water Reclamation District,
            Capital Improvement, GO,
            5.50%, 12/1/10......................................      3,270,300
  1,000,000 Chicago Metropolitan Water Reclamation District,
            Working Cash Fund,
            5.90%, 12/1/04......................................      1,079,620
  1,300,000 Development Finance Authority Revenue, 6.38%,
            1/1/15, (Insured by FSA)............................      1,477,229

                                   Continued

                                  Intermediate Tax-Free Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

 Principal
   Amount                   Security Description                      Value
 ---------                  --------------------                      -----

 MUNICIPAL BONDS (continued)
            Illinois (continued)
 $1,470,000 Development Finance Authority Revenue, 6.38%,
            1/1/16, Callable 1/1/11 @ 100, (Insured by FSA).....   $  1,663,187
  4,000,000 Development Finance Authority, Pollution Control
            Revenue, Commonwealth Edison, 5.30%, 1/15/04
            (Insured by MBIA)...................................      4,182,880
  3,135,000 Northwest Suburban Municipal Joint Action, Water
            Agency, Water Supply System,
            Series A, 5.25%, 5/1/04 (Insured by MBIA)...........      3,290,621
                                                                   ------------
                                                                     14,963,837
                                                                   ------------
            Indiana (2.3%):
  2,000,000 Municipal Power Supply Agency, System Revenue,
            Series B, 5.88%, 1/1/10 (Insured by MBIA)...........      2,238,760
  3,000,000 Municipal Power Supply Agency, System Revenue,
            Series B, 6.00%, 1/1/13, (Insured by MBIA)..........      3,385,710
                                                                   ------------
                                                                      5,624,470
                                                                   ------------
            Louisiana (1.7%):
  4,000,000 State, Series A, GO, 5.30%, 8/1/04 (Insured by
            MBIA)...............................................      4,229,840
                                                                   ------------
            Maryland (0.0%):
     50,000 State, Refunding Bond, GO, 4.20%, 8/1/01............         50,000
                                                                   ------------
            Massachusetts (1.1%):
  2,500,000 State Water Pollution Abatement,
            5.25%, 2/1/12, Callable 8/1/11 @ 100................      2,673,475
                                                                   ------------
            Michigan (23.6%):
  2,215,000 Battle Creek Downtown Development Authority, 6.00%,
            5/1/07 (Insured by MBIA)............................      2,455,416
  4,000,000 Battle Creek Downtown Development Authority, 7.30%,
            5/1/10, Prerefunded 5/1/04 @ 102....................      4,493,880
    300,000 Cadillac Public Schools, GO, 7.25%, 5/1/05 (Insured
            by FGIC)............................................        338,688
  1,195,000 Detroit, (AMT), 5.50%, 4/1/08, UTGO, (Insured by
            FSA)................................................      1,283,609
  1,525,000 Detroit GO, 4.10%, 4/1/03...........................      1,545,740
  6,000,000 Detroit Water Supply System, Permanent Linked Bonds,
            5.25%, 7/1/13, Callable 7/1/04 @ 102 (Insured by
            FGIC)...............................................      6,236,820
  2,785,000 Forest Hills Public Schools, GO,
            5.25%, 5/1/09.......................................      2,982,457
    565,000 Grand Rapids & Kent County Joint Building Authority,
            GO, 5.50%, 10/1/08..................................        616,585
  1,000,000 Grand Rapids Water Supply, 5.00%, 1/1/08, (Insured
            by FGIC)............................................      1,052,460
  1,135,000 Grand Valley State University Revenue, Series A,
            4.00%, 6/1/07, (Insured by FGIC)....................      1,144,704

 Principal
   Amount                    Security Description                      Value
 ---------                   --------------------                      -----

 MUNICIPAL BONDS (continued)
            Michigan (continued)
 $1,200,000 Grand Valley State University Revenue, Series A,
            4.10%, 6/1/08, (Insured by FGIC).....................   $  1,207,692
  1,700,000 Greater Detroit Resource Recovery Authority, Series
            A, 5.50%, 12/13/04 (Insured by AMBAC)................      1,814,648
    250,000 Higher Education Facilities Authority,
            4.50%, 10/1/07.......................................        251,683
    590,000 Higher Education Facilities Authority,
            4.80%, 10/1/10, Callable 10/1/09 @ 100...............        586,631
    200,000 Higher Education Facilities Authority, Hope College
            Project, 4.70%, 10/1/09..............................        200,410
    590,000 Higher Education Facilities Authority, Kalamazoo
            College Project,
            5.25%, 12/1/05.......................................        626,220
    725,000 Higher Education Facilities Authority, Kalamazoo
            College Project,
            5.25%, 12/1/06.......................................        772,886
    765,000 Higher Education Facilities Authority, Kalamazoo
            College Project,
            5.25%, 12/1/07.......................................        815,674
  4,225,000 Higher Education Student Loan Authority Revenue,
            5.20%, 9/1/08, (Insured by AMBAC)....................      4,438,953
  3,885,000 Higher Education Student Loan Authority, (AMT),
            5.05%, 9/1/08 (Insured by AMBAC).....................      4,029,716
  2,000,000 Kalamazoo Hospital Finance Authority, Refunding &
            Improvement, Bronson Methodist Hospital, 5.35%,
            5/15/06 (Insured by MBIA)............................      2,130,000
  1,000,000 Michigan Higher Education Student Loan Authority
            Revenue, Series XII-W, (AMT), 4.60%, 9/1/08, (Insured
            by AMBAC)............................................      1,009,550
  1,580,000 Michigan State Strategic Fund, Limited Obligation
            Revenue, Environmental Research Project, 4.75%,
            10/1/15, Callable 10/1/03 @ 100, (LOC: Comerica).....      1,580,000
    500,000 Michigan State, Strategic Fund, Limited Obligation
            Revenue, Pelzer, Inc., Troy Project, 3.00%*, 8/2/01,
            (LOC: Bank One)......................................        500,000
    340,000 Muskegon Heights Water System,
            5.25%, 11/1/09, (Insured by MBIA)....................        365,194
    300,000 Oakland County Economic Development Corp., Limited
            Obligation Revenue, Moody Family Limited Project,
            (AMT),
            3.00%*, 8/1/01, (LOC: Bank One)......................        300,000
  1,115,000 South Macomb Disposal Authority Revenue, 5.00%,
            9/1/08, (Insured by AMBAC)...........................      1,178,890
  1,500,000 State, 5.25%, 12/1/05................................      1,607,610
  1,700,000 State, Building Authority Revenue, State Police
            Communications-III,
            5.00%, 10/1/05.......................................      1,796,424
  1,450,000 State, Hospital Finance Authority, St. John Hospital
            & Medical Center, 5.00%, 5/15/06 (Insured by AMBAC)..      1,540,364

                                   Continued

                                  Intermediate Tax-Free Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

[LOGO OF KENT FUNDS]

 Principal
   Amount                   Security Description                      Value
 ---------                  --------------------                      -----

 MUNICIPAL BONDS (continued)
            Michigan (continued)
 $  765,000 State, Housing Development Authority, 3.45%,
            12/1/02, (Insured by MBIA)..........................   $    774,142
  1,000,000 State, Strategic Fund, Hope Network Project, Series
            B, 4.80%, 9/1/08, (LOC: First of America)...........      1,032,020
  2,300,000 State, Strategic Fund, Limited Obligation Revenue,
            Ford Motor Co. Project, Series A, 7.10%, 2/1/06.....      2,591,962
  3,500,000 State, Underground Storage Tank Financial Assurance
            Authority, Series I, 6.00%, 5/1/05 (Insured by
            AMBAC)..............................................      3,800,510
                                                                   ------------
                                                                     57,101,538
                                                                   ------------
            Minnesota (3.2%):
  1,545,000 Hennepin County Minnesota, Series B, UTGO, 4.25%,
            12/1/10.............................................      1,552,462
  2,855,000 Minneapolis & St. Paul Airport Revenue, Series B,
            (AMT), 5.00%, 1/1/05, (Insured by FGIC).............      2,975,624
  3,020,000 Minneapolis, GO, Series B, 4.75%, 12/1/09...........      3,166,410
                                                                   ------------
                                                                      7,694,496
                                                                   ------------
            Missouri (1.5%):
  2,000,000 Clay County Public School District, GO, 6.25%,
            3/1/17, Callable 3/1/10 @ 100, (Insured by State Aid
            Direct Deposit).....................................      2,220,160
  1,400,000 Springfield Public Utility Revenue,
            4.50%, 12/1/11, Callable on 12/1/09
            @ 100, (Insured by AMBAC)...........................      1,400,000
                                                                   ------------
                                                                      3,620,160
                                                                   ------------
            Nevada (1.7%):
  3,700,000 Clark County School District, Series B, GO, 5.50%,
            6/15/08, (Insured by FGIC)..........................      4,016,313
                                                                   ------------
            New Jersey (5.0%):
  6,000,000 Economic Development Authority, Market Transition
            Facility Revenue, Senior Lien, 7.00%, 7/1/04,
            (Insured by MBIA)...................................      6,619,919
  2,500,000 Ocean County Utilities Authority, Wastewater
            Revenue, Refunding, GO,
            6.00%, 1/1/07.......................................      2,768,650
  2,500,000 State, Turnpike Authority Revenue,
            6.00%, 1/1/13, (Insured by MBIA)....................      2,855,025
                                                                   ------------
                                                                     12,243,594
                                                                   ------------
            New York (0.5%):
  1,030,000 Metropolitan Transportation Authority, Series M,
            5.50%, 7/1/08 (Insured by FGIC).....................      1,132,258
                                                                   ------------
            North Carolina (0.8%):
  2,000,000 Municipal Power Agency No. 1, Catawba Electric
            Revenue, 5.90%, 1/1/03..............................      2,055,440
                                                                   ------------

 Principal
   Amount                   Security Description                      Value
 ---------                  --------------------                      -----

 MUNICIPAL BONDS (continued)
            Ohio (6.5%):
 $  500,000 Cleveland Airport System Revenue, Series A, (AMT),
            5.50%, 1/1/04, (Insured by FSA).....................   $    523,740
  3,465,000 Cuyahoga County Capital Improvement, GO, 5.00%,
            12/1/07.............................................      3,692,408
  2,710,000 Cuyahoga County Capital Improvement, GO, 5.00%,
            12/1/08.............................................      2,885,987
  2,745,000 Housing Financial Agency Management Revenue, (AMT),
            5.35%, 9/1/05.......................................      2,862,074
  2,000,000 State, Higher Education, Capital Facilities Series
            II-A, 5.50%, 12/1/07................................      2,184,680
  1,060,000 Summit County, GO, 5.75%, 12/1/07, (Insured by
            FGIC)...............................................      1,172,646
    400,000 Summit County, GO, 6.00%, 12/1/09, (Insured by
            FGIC)...............................................        451,732
  2,000,000 University of Cincinnati General Receipts, 5.50%,
            6/1/05, (Insured by FGIC)...........................      2,142,040
                                                                   ------------
                                                                     15,915,307
                                                                   ------------
            Oklahoma (0.4%):
  1,000,000 State, Capital Improvement Authority, Highway
            Capital Improvement Revenue, 5.00%, 12/1/07,
            (Insured by MBIA)...................................      1,069,700
                                                                   ------------
            Oregon (3.6%):
  1,030,000 Jackson County School District No 009, Eagle Point,
            GO, 5.00%, 6/15/08..................................      1,093,788
  1,060,000 Jackson County School District No 009, Eagle Point,
            GO, 5.00%, 6/15/09..................................      1,124,416
  1,915,000 Multnomah County School District No 007, Reynolds,
            GO, 5.00%, 6/15/10..................................      2,029,326
  1,000,000 Multnomah County School District No 007, Reynolds,
            GO, 5.00%, 6/15/11..................................      1,056,150
  1,045,000 State, Department Transportation Highway Usertax
            Revenue, 5.00%, 11/15/05............................      1,107,198
  2,000,000 Washington County Sewer Agency, Series A, 5.75%,
            10/1/12, (Insured by FGIC)..........................      2,244,760
                                                                   ------------
                                                                      8,655,638
                                                                   ------------
            Pennsylvania (1.9%):
  4,160,000 Chartiers Valley Joint School, ETM,
            6.15%, 3/1/07.......................................      4,552,122
                                                                   ------------
            Rhode Island (0.4%):
  1,000,000 State Depositors Economic Protection Corp., Series
            B, Special Obligation, 5.20%, 8/1/03 (Insured by
            MBIA)...............................................      1,043,270
                                                                   ------------
            South Carolina (0.4%):
    890,000 Anderson County School District No. 2, GO, 6.00%,
            3/1/13, Callable 3/1/10 @ 100.......................        996,489
                                                                   ------------
            Tennessee (0.3%):
    600,000 Shelby County Health & Education, St. Jude's
            Children's Research, 4.65%, 7/1/04..................        614,574
                                                                   ------------

                                   Continued

                                  Intermediate Tax-Free Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

 Principal
   Amount                   Security Description                      Value
 ---------                  --------------------                      -----

 MUNICIPAL BONDS (continued)
            Texas (7.8%):
 $  400,000 Brownsville Independent School District, GO, 7.25%,
            8/15/04.............................................   $    444,024
  2,245,000 Dallas Independent School District, GO, 5.40%,
            8/15/03.............................................      2,344,162
  1,065,000 Deer Park Texas Independent School District, UTGO,
            4.50%, 2/15/08, (Insured by PSF-GTD)................      1,091,540
  2,500,000 Houston Water & Sewer System Revenue, Junior Lien,
            Series A, 5.50%, 12/1/14, Callable 12/1/11 @ 100,
            (Insured by FSA) ...................................      2,667,300
  1,500,000 Houston Water & Sewer System Revenue, Junior Lien,
            Series C, 5.75%, 12/1/03 (Insured by MBIA)..........      1,588,875
  1,050,000 Round Rock Independent School District, GO, 5.25%,
            2/15/05.............................................      1,106,984
     95,000 San Antonio Water Revenue, 6.30%, 5/15/04, Callable
            5/15/02 @ 102, (Insured by FGIC)....................        102,672
  5,595,000 State, Public Finance Authority, Series A, GO,
            6.50%, 10/1/04......................................      6,117,405
  2,340,000 Tarrant County College District, GO,
            4.50%, 2/15/08......................................      2,396,956
  1,015,000 University of Texas, University Revenue, Series A,
            6.60%, 8/15/02, Callable 8/15/01
            @ 102...............................................      1,036,579
                                                                   ------------
                                                                     18,896,497
                                                                   ------------
            Washington (4.9%):
  1,010,000 Port Tacoma, (AMT), 4.90%, 12/1/07, (Insured by
            AMBAC)..............................................      1,053,885
  1,000,000 State, Motor Vehicle Fuel Tax, R-92D, GO, 6.25%,
            9/1/07..............................................      1,127,670
  6,500,000 State, Series A, GO, 5.50%, 9/1/05, Callable 9/1/04
            @ 100...............................................      6,876,024
  1,125,000 Tacoma Electric Systems Revenue,
            6.00%, 1/1/06, (Insured by AMBAC)...................      1,227,499
  1,570,000 Tacoma Electric Systems Revenue, ETM,
            Pre-Refunded, 6.00%, 1/1/06, (Insured by AMBAC).....      1,722,369
                                                                   ------------
                                                                     12,007,447
                                                                   ------------
            Wisconsin (1.0%):
  2,500,000 Milwaukee County Revenue, Series B,
            4.35%, 6/1/29, Mandatory Put 12/1/04
            @ 100, (LOC: First National Bank)...................      2,500,000
                                                                   ------------
            Total Municipal Bonds...............................    235,917,616
                                                                   ------------

   Shares                    Security Description                      Value
   ------                    --------------------                      -----

 INVESTMENT COMPANIES (5.6%):
    240,940 Dreyfus Tax Exempt Money Market Fund.................   $    240,940
 13,430,546 Federated Tax Exempt Money Market Fund...............     13,430,546
                                                                    ------------
            Total Investment Companies...........................     13,671,486
                                                                    ------------
 Total Investments (Cost $236,848,570) (a) -- 102.7%..............   249,589,102
 Liabilities in excess of other assets -- (2.7)%..................   (6,455,915)
                                                                    ------------
 Net Assets -- 100.0%.............................................  $243,133,187
                                                                    ============

-------
(a) Represents cost for financial reporting and Federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation......................................... $12,744,746
   Unrealized depreciation.........................................      (4,214)
                                                                    -----------
   Net unrealized appreciation..................................... $12,740,532
                                                                    ===========

* Variable rate security. Rate presented represents rate in effect at July 31, 2001. Maturity date reflects next rate change date.
AMBAC -- AMBAC Indemnity Corp.
AMT -- Alternative Minimum Tax Paper
ETM -- Escrowed to Maturity
FGIC -- Financial Guaranty Insurance Corp.
FSA -- Financial Security Assurance
GO -- General Obligation
GNMA -- Government National Mortgage Association
LOC -- Letter of Credit
MBIA -- Municipal Bond Insurance Association
PSF-GTD -- Permanent School Fund Guarantee
SCSDE -- South Carolina School District Enhancement
Q-SBLF -- Qualified School Bond Loan Fund
UTGO -- Unlimited Tax General Obligation

                       See Notes to Financial Statements.

                                  Michigan Municipal Bond Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  July 31, 2001

[LOGO OF KENT FUNDS]

 Principal
   Amount                    Security Description                     Value
 ---------                   --------------------                     -----

 MUNICIPAL BONDS (98.3%):
            Michigan (98.3%):
 $  775,000 Allegan Sanitary Sewer System, (AMT), 5.45%,
            11/1/02..............................................  $    792,817
    320,000 Allendale Public School District, UTGO, 4.00%,
            5/1/05, Q-SBLF.......................................       325,443
    305,000 Allendale Public School District, UTGO, 4.00%,
            5/1/06, Q-SBLF.......................................       309,084
  2,000,000 Battle Creek Downtown Development Authority, 7.30%,
            5/1/10, Prerefunded 5/1/04 @ 102.....................     2,246,940
  2,000,000 Battle Creek Downtown Development Authority, 7.60%,
            5/1/16, Prerefunded 5/1/04 @ 102.....................     2,262,560
  2,000,000 Battle Creek Downtown Development Authority, Tax
            Increment Revenue,
            6.90%, 5/1/04........................................     2,154,020
  1,300,000 Berkley School District, GO, 7.00%, 1/1/07, (Insured
            by FGIC).............................................     1,494,571
  1,700,000 Clintondale Community School District GO, 4.65%,
            5/1/03, Q-SBLF.......................................     1,745,509
    518,756 Department of State Police Lease,
            4.95%, 3/10/02 (b)...................................       518,486
  2,000,000 Detroit Edc Res Recovery (AMT),
            6.60%, 5/1/02, Callable 8/31/01 @ 102, (Insured by
            FSA).................................................     2,045,400
  1,000,000 Detroit UTGO, Series A, 3.90%, 4/1/02................     1,004,710
  1,000,000 Detroit, GO, 5.00%, 4/1/04 (Insured by FGIC).........     1,042,150
    750,000 Detroit, GO, 6.00%, 4/1/06 (Insured by FGIC).........       823,598
  1,730,000 Dexter Community School District, GO, 6.25%, 5/1/07,
            Q-SBLF...............................................     1,941,769
    445,000 Farmington Hills Economic Development Corp. Revenue,
            Botsford Continuing Care, Series A, 5.10%, 2/15/04
            (Insured by MBIA)....................................       463,098
    470,000 Farmington Hills Economic Development Corp. Revenue,
            Botsford Continuing Care, Series A, 5.20%, 2/15/05
            (Insured by MBIA)....................................       493,303
    250,000 Frankenmuth School District, UTGO,
            5.50%, 5/1/04, Q-SBLF................................       264,440
    100,000 Frankenmuth School District, UTGO,
            5.50%, 5/1/05, Q-SBLF................................       106,920
    125,000 Frankenmuth School District, UTGO,
            5.50%, 5/1/06, Q-SBLF................................       134,770
    410,000 Frankenmuth School District, UTGO,
            5.50%, 5/1/07, Q-SBLF................................       444,030
    740,000 Grand Haven Area Public Schools,
            5.45%, 5/1/04, Prerefunded 5/1/03 @ 102, (Insured by
            MBIA)................................................       786,960
    260,000 Grand Haven Area Public Schools,
            5.45%, 5/1/04, Callable 5/1/03 @ 102, (Insured by
            MBIA)................................................       274,435
    605,000 Grand Rapids & Kent County Joint Building Authority,
            GO, 5.50%, 10/1/09...................................       660,696

 Principal
   Amount                    Security Description                      Value
 ---------                   --------------------                      -----

 MUNICIPAL BONDS (continued)
            Michigan (continued)
 $  505,000 Grand Rapids & Kent County Joint Building Authority,
            LTGO, 5.50%, 10/1/06.................................   $    547,683
    535,000 Grand Rapids & Kent County Joint Building Authority,
            UTGO, 5.50%, 10/1/07.................................        582,310
    510,000 Grand Rapids Charter Township, Porter Hills Obligated
            Group, 4.10%, 7/1/02.................................        512,208
    205,000 Grand Rapids Charter Township, Porter Hills Obligated
            Group, 4.20%, 7/1/03.................................        206,417
    210,000 Grand Rapids Charter Township, Porter Hills Obligated
            Group, 4.25%, 7/1/04.................................        211,825
    200,000 Grand Rapids Charter Township, Porter Hills Obligated
            Group, 4.35%, 7/1/05.................................        202,072
  1,000,000 Grand Valley State University Revenue, Series A,
            3.75%, 6/1/05, (Insured by FGIC).....................      1,008,850
  1,250,000 Greater Detroit Resource Recovery Authority, Series
            B, 5.00%, 12/13/02 (Insured by AMBAC)................      1,286,600
    750,000 Kalamazoo Hospital Finance Authority Revenue, Bronson
            Methodist Hospital, 5.50%, 5/15/08 (Insured by
            MBIA)................................................        806,505
  1,000,000 Kalamazoo Hospital Finance Authority, Refunding &
            Improvement, Bronson Methodist Hospital, 5.25%,
            5/15/05 (Insured by MBIA)............................      1,054,560
  1,295,000 Kenowa Hills Public Schools, UTGO,
            5.50%, 5/1/05, Q-SBLF................................      1,384,148
    500,000 Kent County Airport Facility, Kent County
            International Airport, (AMT),
            5.25%, 1/1/04........................................        520,990
    645,000 Kent County Airport Facility, Kent County
            International Airport, (AMT), 4.30%, 1/1/05 (Insured
            by MBIA).............................................        657,694
    505,000 Kent County Airport Facility, Kent County
            International Airport, (AMT),
            5.30%, 1/1/05........................................        532,144
  1,150,000 Kent Hospital Finance Authority, Butterworth
            Hospital, 4.90%, 1/15/05.............................      1,184,144
  2,000,000 Lake Orion Community School District, GO, 6.20%,
            5/1/04, (Insured by AMBAC),
            Q-SBLF...............................................      2,151,960
  1,000,000 Michigan Higher Education Student Loan Authority
            Revenue, Series XII-W, (AMT), 4.60%, 9/1/08, (Insured
            by AMBAC)............................................      1,009,550
  1,000,000 Michigan State Strategic Fund, Limited Obligation
            Revenue, Environmental Research Project, 4.75%,
            10/1/15, Callable 10/1/03 @ 100, (LOC: Comerica).....      1,000,000
  1,750,000 Michigan State UTGO, 5.00%, 12/1/04..................      1,845,778
  2,000,000 Michigan State, Building Authority Revenue, State
            Police Communications -- III,
            5.00%, 10/1/04.......................................      2,099,960
  3,000,000 Michigan State, Comprehensive Transportation, Series
            B, 5.63%, 5/15/03, Callable 5/15/02 @ 102............      3,121,379

                                   Continued

                                  Michigan Municipal Bond Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001


 Principal
   Amount                   Security Description                      Value
 ---------                  --------------------                      -----

 MUNICIPAL BONDS (continued)
            Michigan (continued)
 $  320,000 Michigan State, Higher Education Facilities
            Authority Revenue, Hope College Project, 4.60%,
            10/1/08.............................................   $    321,133
    585,000 Michigan State, Higher Education Facilities
            Authority Revenue, Kalamazoo College Project, 5.25%,
            12/1/02.............................................        602,059
    570,000 Michigan State, Higher Education Facilities
            Authority Revenue, Kalamazoo College Project, 5.25%,
            12/1/03.............................................        595,986
    655,000 Michigan State, Higher Education Facilities
            Authority Revenue, Kalamazoo College Project, 5.25%,
            12/1/04.............................................        691,313
  1,265,000 Michigan State, Higher Education Facility
            Authority -- Thomas M. Cooley Law School, 4.75%,
            5/1/07, (LOC: National City)........................      1,292,400
  2,525,000 Michigan State, Higher Education Student Loan
            Authority Revenue, (AMT), 5.00%, 3/1/07, (Insured by
            AMBAC)..............................................      2,605,420
  1,000,000 Michigan State, Hospital Finance Authority Revenue,
            Genesys Health, 7.50%, 10/1/27, Prerefunded 10/1/05
            @ 100...............................................      1,153,160
     60,000 Michigan State, Hospital Finance Authority Revenue,
            Sisters of Mercy Health, ETM, 4.60%, 8/15/02,
            (Insured by MBIA)...................................         61,190
  1,855,000 Michigan State, Hospital Finance Authority, Bay
            Medical Center, Series A, 5.38%, 7/1/06, (Insured by
            FSA)................................................      1,980,676
  1,875,000 Michigan State, Hospital Finance Authority, Charity
            Obligated Group, 4.80%, 11/1/17, Prerefunded 11/1/04
            @ 100...............................................      1,935,675
  2,000,000 Michigan State, Hospital Finance Authority, McLaren
            Obligated Group, Series A, 5.75%, 10/15/03..........      2,078,440
    370,000 Michigan State, Hospital Finance Authority, Memorial
            Healthcare Center, Owosso, 4.40%, 11/15/01..........        370,807
  1,000,000 Michigan State, Hospital Finance Authority, St. John
            Hospital & Medical Center, 5.00%, 5/15/05, (Insured
            by AMBAC)...........................................      1,055,940
    780,000 Michigan State, Housing Development Authority,
            3.70%, 6/1/03, (Insured by MBIA)....................        781,747
    800,000 Michigan State, Housing Development Authority,
            3.70%, 12/1/03, (Insured by MBIA)...................        802,272
    810,000 Michigan State, Housing Development Authority,
            3.85%, 6/1/04, (Insured by MBIA)....................        812,341
    830,000 Michigan State, Housing Development Authority,
            3.85%, 12/1/04, (Insured by MBIA)...................        832,797
  1,300,000 Michigan State, Housing Development Authority,
            Rental Housing Revenue, Series A, 5.15%, 4/1/02,
            (Insured by AMBAC)..................................      1,318,798
  1,000,000 Michigan State, Municipal Bond Authority, Pooled
            Projects, Series B, 5.10%, 10/1/04..................      1,054,490

 Shares or
 Principal
   Amount                    Security Description                      Value
 ---------                   --------------------                      -----

 MUNICIPAL BONDS (continued)
            Michigan (continued)
 $  750,000 Michigan State, Public Power Agency, Belle River
            Project, Series A, 5.70%, 1/1/03.....................   $   776,700
  1,000,000 Michigan State, South Central Power Agency, Power
            Supply System Revenue, 5.80%, 11/1/05, (Insured by
            MBIA)................................................     1,087,850
    615,000 Michigan State, Strategic Fund, Hope Network Project,
            Series B, 4.75%, 9/1/07, (LOC: First of America).....       632,085
  2,500,000 Michigan State, Trunk Line, Series A,
            5.50%, 10/1/02.......................................     2,575,324
  2,270,000 Michigan State, Underground Storage Tank, Financial
            Assurance Authority, Series I, 6.00%, 5/1/06,
            (Insured by AMBAC)...................................     2,496,433
    335,000 Muskegon Heights Water System, 5.25%, 11/1/06,
            (Insured by MBIA)....................................       359,606
  2,000,000 Oakland County Development Corp., Cranbrook, 6.38%,
            11/1/14, Prerefunded 11/1/04 @ 100...................     2,190,220
  1,200,000 Oakland County Economic Development Corp., Boardwalk
            Shopping Center, 4.38%, 1/1/09, Mandatory Put 7/1/03
            @ 100, (LOC: Banc One)...............................     1,200,000
    995,000 Oakland County Economic Development Corp., Sugartree
            Shopping Center, 4.75%, 1/1/14, Mandatory Put 7/1/03
            @ 100, (LOC: Bank One)...............................       995,000
  1,100,000 Oxford Area Community School, GO, 6.00%, 5/1/05,
            (Insured by FGIC) Q-SBLF.............................     1,194,446
    690,000 South Lyon Community Schools, 5.25%, 5/1/07, Q-SBLF..       738,452
  1,575,000 South Redford School District, GO, 5.25%, 5/1/09,
            Prerefunded 5/1/07 @ 100, (Insured by FGIC) Q-SBLF...     1,695,976
  1,025,000 Washtenaw Community College, GO, 4.70%, 4/1/03,
            (Insured by FGIC)....................................     1,053,157
  1,000,000 Wyandotte Electric Revenue, 6.20%, 10/1/03, (Insured
            by MBIA).............................................     1,066,650
                                                                    -----------
            Total Municipal Bonds................................    82,671,029
                                                                    -----------
 INVESTMENT COMPANIES (1.7%):
    144,596 Dreyfus Tax Exempt Money Market Fund.................       144,596
  1,316,314 Federated Tax Exempt Money Market Fund...............     1,316,314
                                                                    -----------
            Total Investment Companies...........................     1,460,910
                                                                    -----------
 Total Investments (Cost $81,483,105) (a) -- 100.0%...............   84,131,939
 Liabilities in excess of other assets -- 0.0%....................      (6,905)
                                                                    -----------
 Net Assets -- 100.0%.............................................  $84,125,034
                                                                    ===========

                                   Continued

                                  Michigan Municipal Bond Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

[LOGO OF KENT FUNDS]
-------
(a) Represents cost for financial reporting and Federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.......................................... $2,651,861
   Unrealized depreciation..........................................     (3,027)
                                                                     ----------
   Net unrealized appreciation...................................... $2,648,834
                                                                     ==========

(b) Illiquid security. Market value of illiquid securities is .62% of total market value of securities held in the Fund.
AMBAC -- AMBAC Indemnity Corp.
AMT -- Alternative Minimum Tax Paper
ETM -- Escrowed to Maturity
FGIC -- Financial Guaranty Insurance Corp.
FSA -- Financial Security Assurance
GO -- General Obligation
LOC -- Letter of Credit
MBIA -- Municipal Bond Insurance Association
Q-SBLF -- Qualified-School Bond Loan Fund
UTGO -- Unlimited Tax General Obligation

                       See Notes to Financial Statements.

                                  Money Market Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  July 31, 2001

  Principal
   Amount                    Security Description                      Value
  ---------                  --------------------                      -----

 BANKERS ACCEPTANCES (1.3%):
             Banking (0.6%):
 $ 5,000,000 Bank of America, 4.31%**, 8/13/01...................   $  4,992,917
                                                                    ------------
             Foreign Banking (0.7%):
   5,000,000 Toronto Dominion Bank, 4.84%**, 8/9/01..............      4,994,722
                                                                    ------------
             Total Bankers Acceptances...........................      9,987,639
                                                                    ------------
 COMMERCIAL PAPER (35.1%):
             Automotive (1.2%):
   5,000,000 Ford Motor Credit Co., 5.84%**, 9/20/01.............      4,961,112
   5,000,000 General Motors Acceptance Corp., 5.73%**, 9/28/01...      4,955,694
                                                                    ------------
                                                                       9,916,806
                                                                    ------------
             Banking (5.0%):
   5,000,000 Bank of Montreal, 3.93**, 8/16/01...................      4,991,896
  10,000,000 JP Morgan Chase, 3.90%**, 8/6/01....................      9,994,625
   5,000,000 JP Morgan Chase, 3.66%**, 8/22/01...................      4,989,383
  10,000,000 JP Morgan Chase, 3.71%**, 8/31/01...................      9,969,250
   5,000,000 Wells Fargo Co., 3.88%**, 8/3/01....................      4,998,928
   5,000,000 Wells Fargo Co., 3.72%**, 8/29/01...................      4,985,611
                                                                    ------------
                                                                      39,929,693
                                                                    ------------
             Beverages -- Soft Drinks (0.6%):
   5,000,000 Coca Cola Co., 4.14%**, 8/30/01.....................      4,983,567
                                                                    ------------
             Communication (0.6%):
   5,000,000 Bellsouth Telecommunications, 3.72%**, 8/9/01.......      4,995,889
                                                                    ------------
             Finance (7.5%):
   5,000,000 American Express Co., 3.73%**, 8/21/01..............      4,989,694
   5,000,000 American Express Co., 3.77%**, 8/23/01..............      4,988,542
  10,000,000 American Express Co., 3.70%**, 9/11/01..............      9,958,089
   5,000,000 General Electric Capital Corp., 4.20%**, 8/14/01....      4,989,708
   5,000,000 General Electric Capital Corp., 4.14%**, 8/28/01....      4,986,050
   5,000,000 General Electric Capital Corp., 4.81%**, 9/5/01.....      4,977,153
   5,000,000 Goldman Sachs Group, LP, 3.95%**, 8/8/01............      4,996,189
   5,000,000 Goldman Sachs Group, LP, 3.74%**, 10/9/01...........      4,964,542
   5,000,000 Goldman Sachs Group, LP, 3.83%**, 10/12/01..........      4,962,200
  10,000,000 Sony Capital Corp., 3.96%**, 8/7/01.................      9,993,449
                                                                    ------------
                                                                      59,805,616
                                                                    ------------
             Food -- Confectionery (0.6%):
   5,000,000 Nestle Capital Corp., 6.04%**, 9/14/01..............      4,964,678
                                                                    ------------
             Foreign Banking (9.6%):
   5,000,000 Bank of Nova Scotia, 3.71%**, 9/6/01................      4,981,600
   5,000,000 Banque Nationale de Paris, 3.62%**, 9/24/01.........      4,971,894

  Principal
   Amount                    Security Description                     Value
  ---------                  --------------------                     -----

 COMMERCIAL PAPER (continued)
             Foreign Banking (continued)
 $ 7,000,000 Banque Nationale de Paris, 3.62%**, 9/24/01........   $  6,960,651
   5,000,000 Deutsche Bank AG, 3.75%**, 8/6/01..................      4,997,406
   5,000,000 Deutsche Bank AG, 3.97%**, 8/24/01.................      4,987,446
  10,000,000 Deutsche Bank AG, 4.78%**, 9/13/01.................      9,944,218
   5,000,000 Deutsche Bank AG, 3.62%**, 9/26/01.................      4,972,039
   5,000,000 Rabobank Nederland, 5.10%**, 8/20/01...............      4,986,885
   5,000,000 Societe Generale North, 3.78%**, 9/7/01............      4,980,729
   5,000,000 Societe Generale North, 6.11%**, 9/17/01...........      4,961,878
   5,000,000 Societe Generale North, 3.75%**, 9/25/01...........      4,972,653
   4,800,000 Societe Generale North, 3.85%**, 1/22/02...........      4,712,536
   3,900,000 UBS Financial, Inc., 3.72%**, 8/1/01...............      3,900,000
   5,000,000 UBS Financial, Inc., 3.80%**, 8/15/01..............      4,992,650
                                                                   ------------
                                                                     75,322,585
                                                                   ------------
             Industrial Goods & Services (0.6%):
   4,932,000 EI DuPont De Nemours, 3.93%**, 8/10/01.............      4,927,191
                                                                   ------------
             Insurance (2.5%):
  10,000,000 AIG Funding, Inc., 3.69%**, 9/4/01.................      9,965,339
   5,000,000 AIG Funding, Inc., 3.65%**, 9/19/01................      4,975,296
   5,000,000 Prudential Funding, 3.70%**, 10/11/01..............      4,963,908
                                                                   ------------
                                                                     19,904,543
                                                                   ------------
             Multi-Media (1.3%):
   5,000,000 McGraw Hill, 4.60%**, 8/17/01......................      4,989,934
   5,000,000 McGraw Hill, 4.18%**, 8/27/01......................      4,985,122
                                                                   ------------
                                                                      9,975,056
                                                                   ------------
             Oil Companies -- Integrated (5.6%):
  25,000,000 BP PLC, 3.88%**, 8/1/01............................     25,000,000
  10,000,000 Chevron, 3.69%**, 10/15/01.........................      9,923,958
  10,000,000 Chevron, 3.60%**, 11/14/01.........................      9,896,167
                                                                   ------------
                                                                     44,820,125
                                                                   ------------
             Total Commercial Paper.............................    279,545,749
                                                                   ------------
 CORPORATE NOTES & BONDS (13.9%):
             Banking (0.8%):
   6,000,000 Wells Fargo Co., 6.80%, 5/15/02....................      6,121,895
                                                                   ------------
             Brokers (3.5%):
   3,000,000 Merrill Lynch & Co., Series B, 4.05%*, 9/17/01,
             MTN................................................      3,001,242
   5,000,000 Merrill Lynch & Co., Series B, 3.83%*, 10/22/01,
             MTN................................................      5,006,285
   2,500,000 Merrill Lynch & Co., Series B, 7.57%, 11/9/01,
             MTN................................................      2,523,080
   8,730,000 Merrill Lynch & Co., Series B, 5.71%, 1/15/02,
             MTN................................................      8,802,993
   8,115,000 Merrill Lynch & Co., Series B, 5.73%, 2/26/02,
             MTN................................................      8,200,294
                                                                   ------------
                                                                     27,533,894
                                                                   ------------

                                   Continued

                                  Money Market Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

[LOGO OF KENT FUNDS]

  Principal
   Amount                    Security Description                     Value
  ---------                  --------------------                     -----

 CORPORATE NOTES & BONDS (continued)
             Finance (5.5%):
 $11,050,000 Associates Corp., NA, 5.50%, 2/15/02...............   $ 11,150,697
   4,455,000 Associates Corp., NA, 7.50%, 4/15/02...............      4,540,361
   8,170,000 Citigroup, Inc., 7.45%, 6/6/02.....................      8,402,019
   5,000,000 General Electric Capital Corp., 6.15%, 11/5/01.....      5,014,171
   3,000,000 General Electric Capital Corp., 6.29%, 12/15/01....      3,008,860
  10,000,000 Lexington Financial Services, 3.89%*, 8/1/01, (LOC:
             ABM/AMRO)..........................................     10,000,000
   2,300,000 Wells Fargo Co., 6.38%, 11/15/01...................      2,315,831
                                                                   ------------
                                                                     44,431,939
                                                                   ------------
             Personal Credit Institutions (0.7%):
   5,650,000 Chancellor of Ridgefield, Inc., 3.89%*, 8/2/01,
             (LOC: Bank of America).............................      5,650,000
                                                                   ------------
             Real Estate (2.2%):
  17,340,000 Germain Properties, 3.85%*, 8/2/01, (LOC: Bank
             One)...............................................     17,340,000
                                                                   ------------
             Religious Organizations (0.3%):
   2,460,000 Northside Christian Church, 4.05%*, 8/2/01, (LOC:
             Bank One)..........................................      2,460,000
                                                                   ------------
             Retail -- Supermarkets (0.9%):
   7,300,000 MARK-LYNN Foods, Inc., 3.89%*, 8/2/01, (LOC: Bank
             of America)........................................      7,300,000
                                                                   ------------
             Total Corporate Notes & Bonds......................    110,837,728
                                                                   ------------
 DEMAND NOTES (22.9%):
             Banking & Finance (0.6%):
   5,000,000 Cornerstone Funding Corp, 3.89%*, 8/1/01, (LOC: Sun
             Trust).............................................      5,000,000
                                                                   ------------
             Beverages -- Alcoholic (0.7%):
   5,910,000 New Belgium Brewing Co., Inc., 3.90%*, 8/1/01,
             (LOC: Keybank).....................................      5,910,000
                                                                   ------------
             Building -- Residential/Commercial (0.5%):
   3,910,000 Zanetos Partnership Project, 3.87%*, 8/1/01, (LOC:
             National City Bank)................................      3,910,000
                                                                   ------------
             Finance (3.4%):
   4,462,000 Capital One Funding Corp., 3.85%*, 8/2/01, (LOC:
             Bank One)..........................................      4,462,000
   3,825,000 Labelle Capital Funding L.L.C., 3.97%*, 8/2/01,
             (LOC: National City Bank)..........................      3,825,000
   5,000,000 MBE Investment Co., 3.90%*, 8/1/01,
             (LOC: ABN/AMRO)....................................      5,000,000
   8,890,000 PRD Finance L.L.C., 3.84%*, 8/1/01, (LOC: National
             City Bank).........................................      8,890,000
   5,000,000 Sheperd Capital L.L.C., 3.97%*, 8/2/01, (LOC:
             Comerica Bank).....................................      5,000,000
                                                                   ------------
                                                                     27,177,000
                                                                   ------------

 Principal
   Amount                   Security Description                      Value
 ---------                  --------------------                      -----

 DEMAND NOTES (continued)
            Health Care (1.8%):
 $7,750,000 American Healthcare Funding L.L.C., 3.90%*, 8/1/01,
            (LOC: ABN/AMRO).....................................   $  7,750,000
  6,850,000 Idaho Associates L.L.C., 3.85%*, 8/1/01, (LOC:
            ABN/AMRO)...........................................      6,850,000
                                                                   ------------
                                                                     14,600,000
                                                                   ------------
            Hotels & Lodging (0.3%):
  2,250,000 Central Michigan Inns, 3.95%*, 8/2/01, (LOC:
            ABN/AMRO)...........................................      2,250,000
                                                                   ------------
            Machinery -- General Industrial (1.7%):
  6,680,000 Atlas Industries, Inc., 3.87%*, 8/1/01,
            (LOC: National City Bank)...........................      6,680,000
  6,808,000 Precision Tool and Die, 3.87%*, 8/1/01, (LOC:
            National City Bank).................................      6,808,000
                                                                   ------------
                                                                     13,488,000
                                                                   ------------
            Manufacturing -- Capital Goods (2.3%):
  8,305,000 Buckeye Corrugated, Inc., 3.90%*, 8/1/01, (LOC:
            Keybank)............................................      8,305,000
 10,020,000 Jackson 2000, 3.90%*, 8/1/01, (LOC: Keybank)........     10,020,000
                                                                   ------------
                                                                     18,325,000
                                                                   ------------
            Paints & Related Products (0.5%):
  3,725,000 PCI Paper Conversions, Inc., 3.90%*, 8/1/01, (LOC:
            Keybank)............................................      3,725,000
                                                                   ------------
            Real Estate (6.7%):
  3,120,000 Bayloff Properties L.L.C., 3.87%*, 8/1/01, (LOC:
            National City Bank).................................      3,120,000
  5,715,000 GTB Properties L.L.C., 3.99%*, 8/1/01, (LOC:
            ABN/AMRO)...........................................      5,715,000
  5,725,000 Harry W. Albright, Jr., 4.00%*, 8/2/01, (LOC:
            ABN/AMRO)...........................................      5,725,000
  5,255,000 HWP Co., Ltd. Project, 3.87%*, 8/1/01, (LOC:
            National City Bank).................................      5,255,000
 12,840,000 Pittsburgh Technical Institute, 3.87%*, 8/1/01,
            (LOC: National City Bank)...........................     12,840,000
  3,000,000 SF Tarns L.L.C., 3.89%*, 8/1/01, (LOC: ABN/AMRO)....      3,000,000
 13,430,000 Sharonville Realty Enterprises, 3.90%*, 8/2/01,
            (LOC: Bank One).....................................     13,430,000
  4,450,000 Zeigler Realty L.L.C, 4.00%*, 8/2/01, (LOC: National
            City Bank)..........................................      4,450,000
                                                                   ------------
                                                                     53,535,000
                                                                   ------------
            Retail -- General Merchandise (0.6%):
  4,500,000 Royal Town Center L.L.C. Project, 3.90%*, 8/1/01,
            (LOC: Comerica Bank)................................      4,500,000
                                                                   ------------
            Services (1.0%):
  7,825,000 Mr. K Enterprises, 3.99%*, 8/1/01, (LOC: National
            Australia Bank).....................................      7,825,000
                                                                   ------------

                                   Continued

                                  Money Market Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

  Principal
   Amount                    Security Description                     Value
  ---------                  --------------------                     -----

 DEMAND NOTES (continued)
             Steel -- Producers (0.7%):
 $ 5,630,000 Bing Steel Managment, 3.99%*, 8/1/01, (LOC:
             ABN/AMRO)..........................................   $  5,630,000
                                                                   ------------
             Tools -- Hand Held (1.3%):
  10,500,000 SGS Tool Co., 3.87%*, 8/1/01, (LOC: Bank One)......     10,500,000
                                                                   ------------
             Urban and Community Development (0.5%):
   3,600,000 Beavercreek Enterprises, 3.87%*, 8/1/01, (LOC:
             National City Bank)................................      3,600,000
                                                                   ------------
             Utilities -- Waste Disposal (0.3%):
   2,300,000 Texas Disposal Systems, 3.89%*, 8/2/01, (LOC: Bank
             of America)........................................      2,300,000
                                                                   ------------
             Total Demand Notes.................................    182,275,000
                                                                   ------------
 MUNICIPAL BONDS (7.4%):
             Educational Services (1.9%):
   4,365,000 Alamo Heights Texas Higher Education Facilities
             Corp., Higher Education Revenue, 3.89%*, 8/2/01,
             (LOC: Bank One)....................................      4,365,000
  10,395,000 Roman Catholic Diocese Raleigh North Carolina,
             Series A, 3.89%*, 8/2/01, (LOC: Bank of America)...     10,395,000
                                                                   ------------
                                                                     14,760,000
                                                                   ------------
             Manufacturing -- Consumer Goods (0.5%):
   4,000,000 Polk County Florida, Industrial Development
             Authority, Industrial Development Revenue, 3.89%*,
             8/2/01, (LOC: Bank of America).....................      4,000,000
                                                                   ------------
             Medical -- Hospital (0.6%):
   5,000,000 Michigan Hospital Association Financial Corp.,
             3.89%*, 8/2/01, (LOC: ABN/AMRO)....................      5,000,000
                                                                   ------------
             Urban and Community Development (4.4%):
   2,400,000 Caledonia Wisconsin Industrial Development Revenue,
             Calendonia Properties, L.L.C., 3.90%*, 8/1/01,
             (LOC: Bank One)....................................      2,400,000
   2,895,000 City of Hornell Development Agency, Industrial
             Development Revenue, 3.90%*, 8/1/01, (LOC: Key
             Bank)..............................................      2,895,000
   2,200,000 Cloquet Minnesota Industrial Revenue, Potlatch
             Corp., 3.85%*, 8/1/01, (LOC: Wachovia Bank), Series
             1996-B.............................................      2,200,000
  11,000,000 Dallas County Iowa, Industrial Development Revenue,
             3.90%*, 8/2/01, (LOC: U.S. Bancorp)................     11,000,000
   1,910,000 Indianapolis Indiana, Economic Development Revenue,
             3.90%*, 8/1/01, (LOC: Keybank).....................      1,910,000

  Principal
   Amount                    Security Description                     Value
 ----------                  --------------------                     -----

 MUNICIPAL BONDS (continued)
             Urban and Community Development (continued)
 $ 6,765,000 Michigan State Strategic Fund Limited Obligation
             Revenue, Environmental Research Institute, 3.90%*,
             8/1/01, (LOC: Comerica Bank).......................   $  6,765,000
   1,600,000 Michigan State Strategic Fund, Limited Obligation
             Revenue, Carpenter Limited Project, 3.85%*, 8/1/01,
             (LOC: ABN/AMRO)....................................      1,600,000
   1,650,000 Michigan State Strategic Fund, Limited Obligation
             Revenue, Series B, Waterland, 3.99%*, 8/1/01, (LOC:
             ABN/AMRO)..........................................      1,650,000
   4,390,000 Oswego County New York Industrial Development
             Agency, Facilities Revenue, 3.90%*, 8/1/01, (LOC:
             Keybank)...........................................      4,390,000
                                                                   ------------
                                                                     34,810,000
                                                                   ------------
             Total Municipal Bonds..............................     58,570,000
                                                                   ------------
 U.S. GOVERNMENT AGENCY OBLIGATIONS (8.3%):
             Fannie Mae (2.9%):
   5,000,000 4.47%**, 10/4/01...................................      4,964,444
  11,500,000 4.63%, 10/15/01....................................     11,514,339
   6,910,000 6.63%, 1/15/02.....................................      7,000,190
                                                                   ------------
                                                                     23,478,973
                                                                   ------------
             Federal Farm Credit Bank (0.9%):
   7,350,000 5.25%, 5/1/02......................................      7,432,021
                                                                   ------------
             Federal Home Loan Bank (3.6%):
   8,000,000 6.51%, 11/27/01....................................      8,060,857
  10,000,000 6.75%, 2/1/02......................................     10,131,196
   9,520,000 5.13%, 2/26/02.....................................      9,588,577
                                                                   ------------
                                                                     27,780,630
                                                                   ------------
             Freddie Mac (0.9%):
   7,000,000 5.50%, 5/15/02.....................................      7,095,772
                                                                   ------------
             Total U.S. Government Agency Obligations...........     65,787,396
                                                                   ------------
 YANKEE CERTIFICATES OF DEPOSIT (3.1%):
             Foreign Banking (3.1%):
   5,000,000 Bayerische Landesbank, 4.39%, 4/11/02..............      5,001,010
   5,000,000 Canadian Imperial Bank of Commerce, 4.27%,
             4/23/02............................................      5,000,706
   5,000,000 Commerzbank AG, 6.87%, 8/13/01.....................      5,000,251
   5,000,000 Rabobank Nederland, 6.83%, 8/28/01.................      5,000,333
   5,000,000 Toronto Dominion Bank, 4.63%, 3/28/02..............      5,008,364
                                                                   ------------
             Total Yankee Certificates of Deposit...............     25,010,664
                                                                   ------------
 CERTIFICATES OF DEPOSIT (2.5%):
             Banking (1.9%):
   5,000,000 National City Bank, 6.98%, 8/2/01..................      4,999,997
   5,000,000 National City Bank, 5.22%, 1/11/02.................      5,000,000
   5,000,000 US Bank, NA, 4.55%, 4/16/02........................      5,000,000
                                                                   ------------
                                                                     14,999,997
                                                                   ------------

                                   Continued

                                  Money Market Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

[LOGO OF KENT FUNDS]

  Shares or
  Principal
   Amount                    Security Description                      Value
  ---------                  --------------------                      -----

 CERTIFICATES OF DEPOSIT (continued)
             Foreign Banking (0.6%):
 $ 5,000,000 UBS Financial, Inc., 6.89%, 8/22/01.................   $  5,000,067
                                                                    ------------
             Total Certificates of Deposit.......................     20,000,064
                                                                    ------------
 INVESTMENT COMPANIES (6.7%):
  34,705,793 AIM Liquid Assets Portfolio.........................     34,705,793
  18,586,701 Goldman Sachs Financial Square Prime Obligations....     18,586,701
                                                                    ------------
             Total Investment Companies..........................     53,292,494
                                                                    ------------
 Total Investments (Cost $805,306,734) (a) -- 101.2%..............   805,306,734
 Liabilities in excess of other assets -- (1.2)%..................   (9,262,925)
                                                                    ------------
 Net Assets -- 100.0%.............................................  $796,043,809
                                                                    ============

-------
(a) Cost for federal income tax and financial reporting purposes is the same.
(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has determined these securities to be liquid.
* Variable rate security. Rate presented represents rate in effect at July 31, 2001. Maturity date reflects next rate change date.
** Effective yield at purchase.
AG -- Aktiengesellschaft (German Stock Company)
LLC -- Limited Liability Corp.
LOC -- Letter of Credit
MTN -- Medium Term Note
PLC -- Public Limited Corp. (British)

                       See Notes to Financial Statements.

                                  Government Money Market Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  July 31, 2001


  Principal
   Amount                    Security Description                      Value
  ---------                  --------------------                      -----

 U.S. GOVERNMENT AGENCY OBLIGATIONS (79.2%):
             Fannie Mae (30.3%):
 $20,000,000 3.86%**, 8/1/01.....................................   $ 19,999,999
   3,100,000 3.76%**, 8/3/01.....................................      3,099,356
   5,000,000 5.05%**, 8/9/01.....................................      4,995,733
   5,000,000 3.87%**, 8/9/01.....................................      4,994,522
   8,800,000 3.68%**, 8/13/01....................................      8,789,235
   5,000,000 3.67%**, 8/23/01....................................      4,988,817
   2,750,000 6.07%, 8/27/01......................................      2,754,536
   5,000,000 3.62%**, 9/7/01.....................................      4,981,500
   5,000,000 3.62%**, 9/10/01....................................      4,980,000
  10,000,000 6.74%, 9/19/01......................................     10,037,431
   5,000,000 3.66%**, 9/27/01....................................      4,971,263
   5,000,000 6.40%, 9/27/01......................................      5,013,191
   5,000,000 4.47%**, 10/4/01....................................      4,961,067
   5,000,000 4.51%**, 10/11/01...................................      4,956,513
   2,000,000 4.63%, 10/15/01.....................................      2,002,226
   7,000,000 6.56%, 10/16/01.....................................      7,037,680
   5,000,000 6.50%, 11/14/01.....................................      5,039,050
   5,000,000 4.71%**, 11/16/01...................................      4,933,422
   5,000,000 4.49%**, 12/7/01....................................      4,924,089
   5,000,000 4.11%**, 12/14/01...................................      4,925,000
   3,600,000 6.29%, 2/11/02......................................      3,629,026
   1,500,000 7.50%, 2/11/02......................................      1,527,888
   2,315,000 6.23%, 3/1/02.......................................      2,342,882
   6,428,000 5.38%, 3/15/02......................................      6,492,840
   3,015,000 6.63%, 4/15/02......................................      3,074,853
                                                                    ------------
                                                                     135,452,119
                                                                    ------------
             Federal Farm Credit Bank (6.0%):
   5,000,000 3.97%*, 8/7/01......................................      4,999,903
   5,000,000 3.66%**, 8/27/01....................................      4,986,819
   5,000,000 5.01%**, 10/15/01...................................      4,949,479
   5,000,000 4.78%**, 11/26/01...................................      4,924,925
   1,665,000 6.63%, 2/1/02.......................................      1,681,606
   5,000,000 5.25%, 5/1/02.......................................      5,055,796
                                                                    ------------
                                                                      26,598,528
                                                                    ------------
             Federal Home Loan Bank (20.2%):
  10,000,000 3.90%**, 8/1/01.....................................     10,000,000
  10,000,000 3.69%**, 8/3/01.....................................      9,997,956
   5,000,000 4.08%*, 8/9/01......................................      5,000,866
   8,000,000 3.69%**, 8/10/01....................................      7,992,640
   6,850,000 3.67%**, 8/15/01....................................      6,840,250
   5,000,000 3.68%**, 8/22/01....................................      4,989,296
   5,000,000 3.89%**, 8/29/01....................................      4,985,028
   5,000,000 4.79%**, 8/31/01....................................      4,980,500
   6,350,000 5.88%, 9/17/01......................................      6,365,358
   5,000,000 6.50%, 9/19/01......................................      4,999,608
   7,740,000 6.00%, 11/15/01.....................................      7,788,811
   6,000,000 6.70%, 12/19/01.....................................      6,058,800
   5,000,000 6.75%, 2/1/02.......................................      5,065,598
   5,000,000 4.25%, 5/3/02.......................................      4,999,849
                                                                    ------------
                                                                      90,064,560
                                                                    ------------
             Freddie Mac (20.6%):
   5,000,000 4.44%**, 8/6/01.....................................      4,996,958
   5,000,000 3.70%**, 8/7/01.....................................      4,996,934

  Shares or
  Principal
   Amount                    Security Description                     Value
  ---------                  --------------------                     -----

 U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
             Freddie Mac (continued)
 $ 5,000,000 3.68%**, 8/7/01....................................   $  4,996,934
  10,000,000 3.67%**, 8/8/01....................................      9,992,883
   5,000,000 5.08%**, 8/16/01...................................      4,989,688
  10,000,000 3.67%**, 8/21/01...................................      9,979,667
  10,000,000 3.68%**, 8/28/01...................................      9,972,550
   1,700,000 3.72%**, 8/30/01...................................      1,695,003
  10,000,000 3.66%**, 8/30/01...................................      9,970,608
   5,000,000 4.64%**, 9/13/01...................................      4,972,946
   5,000,000 3.60%**, 9/25/01...................................      4,972,691
   3,464,000 3.69%**, 9/27/01...................................      3,443,926
   1,300,000 6.11%, 11/20/01....................................      1,307,585
  10,615,000 4.75%, 12/14/01....................................     10,650,008
   5,000,000 5.23%**, 1/3/02....................................      4,893,007
                                                                   ------------
                                                                     91,831,388
                                                                   ------------
             Sallie Mae (2.1%):
   9,500,000 4.03%*, 8/7/01.....................................      9,498,675
                                                                   ------------
             Total U.S. Government Agency Obligations...........    353,445,270
                                                                   ------------
 REPURCHASE AGREEMENTS (14.6%):
             Repurchase Agreements (14.6%):
  65,000,000 Morgan Stanley Dean Witter, 3.84%, 8/1/01
             (Collaterallized by a Fannie Mae Note).............     65,000,000
                                                                   ------------
             Total Repurchase Agreements........................     65,000,000
                                                                   ------------
 INVESTMENT COMPANIES (7.2%):
  12,516,178 Aim Funds Stit Government & Agency Money Market....     12,516,178
  19,548,346 Goldman Sachs Financial Square Government Fund.....     19,548,346
                                                                   ------------
             Total Investment Companies.........................     32,064,524
                                                                   ------------
 Total Investments (Cost $450,509,794) (a) -- 101.0%.............   450,509,794
 Other liabilities in excess of assets -- 1.0%...................   (4,493,564)
                                                                   ------------
 NET ASSETS -- 100.0%............................................  $446,016,230
                                                                   ============

-------
(a) Cost for federal income tax and financial reporting purposes is the same.
* Variable rate security. Rate presented represents rate in effect at July 31, 2001. Maturity date reflects next rate change date.
** Effective yield at purchase.

                       See Notes to Financial Statements.

                                  Michigan Municipal Money Market Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  July 31, 2001

[LOGO OF KENT FUNDS]

 Principal
   Amount                    Security Description                     Value
 ---------                   --------------------                     -----

 MUNICIPAL BONDS (81.7%):
            Michigan (78.9%):
 $1,000,000 Bay City Michigan School District,
            6.20%, 5/1/02, Q-SBLF................................  $  1,040,751
    830,000 Clinton Township Economic Development Corp., Pointe
            Village Square, (AMT),
            3.70%*, 8/1/01, (LOC: National City).................       830,000
    965,000 Dearborn Michigan, Sewage Disposal System, 6.90%,
            4/1/02, (Insured by MBIA)............................       987,634
  4,725,000 Delta County Economic Development Corp., Mead
            Escanaba Paper Co., Series D,
            2.75%*, 8/1/01, (LOC: Credit Suisse).................     4,725,000
  2,360,000 Delta County Economic Development Corp.,
            Environmental Improvement Revenue, Mead Escanaba
            Paper Co., (AMT),
            2.80%*, 8/1/01, (LOC: UBS AG)........................     2,360,000
  3,200,000 Delta County Economic Development Corp.,
            Environmental Improvement Revenue, Mead Escanaba
            Paper Co., Series F, 2.75%*, 8/1/01, (LOC: Bank of
            Nova Scotia).........................................     3,200,000
  2,200,000 Delta County Economic Development Corp., Series E,
            2.75%*, 8/1/01,
            (LOC: Bank of Nova Scotia)...........................     2,200,000
  1,290,000 Farmington Hills Education, Marketing Displays,
            (AMT), 4.25%*, 9/1/01,
            (LOC: Comerica Bank).................................     1,290,000
    310,000 Farmington Hills, Economic Development Corp.,
            Brookfield, 2.85%*, 8/2/01,
            (LOC: Comerica Bank).................................       310,000
  2,850,000 Genesee County Economic Development Corp., Rawcar
            Group, (AMT),
            2.90%*, 8/2/01, (LOC: National City Bank)............     2,850,000
  7,000,000 Genesee County Economic Development Corp., Rue
            Properties, (AMT),
            2.80%*, 8/2/01, (LOC: Bank of America)...............     7,000,000
  1,200,000 Genesee County Economic Development, Atlas
            Technologies Inc., (AMT),
            3.00%*, 8/1/01, (LOC: Bank One)......................     1,200,000
    670,000 Grand Rapids Building Authority, GO, Series 2000,
            4.40%, 8/1/01........................................       670,000
  5,300,000 Grand Rapids Industrial Development, Rowe
            International, 3.05%*, 8/1/01,
            (LOC: Chase Manhattan Bank)..........................     5,300,000
  1,000,000 Jackson County Economic Development Corp., Vista
            Grande Villa Project, (AMT), 2.75%*, 8/1/01, (LOC:
            ABN/AMRO)............................................     1,000,000
  1,810,000 Kalamazoo Hospital Finance Authority, Hospital
            Facility Revenue, Refunding & Improvement, Bronson
            Methodist Hospital, 4.95%, 5/15/02, (Insured by
            MBIA)................................................     1,833,188
    500,000 Kent County Refuse Disposal System, GO, Series A,
            4.63%, 11/1/01.......................................       502,038
  1,000,000 Lake Orion Community School District, 6.05%, 5/1/02,
            (Insured by AMBAC)
            Q-SBLF...............................................     1,024,948
    770,000 Lansing Economic Development Corp., LGH Office
            Building, (AMT), 4.20%*, 8/15/01, (LOC: Comerica
            Bank)................................................       770,000

 Principal
   Amount                    Security Description                      Value
 ---------                   --------------------                      -----

 MUNICIPAL BONDS (continued)
            Michigan (continued)
 $1,455,000 Leelanau County Economic Development Corp., American
            Mutual Insurance Co., 3.00%*, 12/15/01,
            (LOC: National City Bank)............................   $  1,455,000
  3,100,000 Lenawee County Economic Development Corp., Rima
            Manufacturing, Co. Project, (AMT), 2.95%*, 8/1/01,
            (LOC: Keybank).......................................      3,100,000
  1,200,000 Marquette County Economic Development Corp., Pioneer
            Labs, Inc., (AMT),
            2.93%*, 8/1/01, (LOC: Bank One)......................      1,200,000
  1,225,000 Michigan Higher Education, Student Loan Authority,
            2.65%, 3/1/02,
            (Insured by AMBAC)...................................      1,225,000
  1,500,000 Michigan Municipal Bond Authority, Series C-1, 5.00%,
            8/23/01..............................................      1,500,607
  3,600,000 Michigan Municipal Bond Authority, Series C-2, 5.00%,
            8/23/01,
            (LOC: Morgan Guaranty Trust).........................      3,601,787
  1,000,000 Michigan State Building Authority, Series II, 6.10%,
            10/1/01..............................................      1,002,876
  5,000,000 Michigan State Grant, Anticipatory Notes, Series B,
            (AMT), 2.80%*, 8/1/01,
            (Insured by FSA).....................................      5,000,000
  1,900,000 Michigan State Hospital Financial Authority, Mount
            Clemens General Hospital,
            2.65%*, 8/2/01, (LOC: Comerica Bank).................      1,900,000
  1,520,000 Michigan State Housing Development Authority Rental
            Revenue, Series B, (AMT), 2.55%*, 8/1/01, (LOC: Helba
            Bank) ...............................................      1,520,000
  3,500,000 Michigan State Housing Development Authority, Canton
            Club East, (AMT), 2.70%*, 8/2/01, (LOC: Keybank).....      3,500,000
  2,680,000 Michigan State Housing Development Authority, Rental
            Housing Revenue, Series A, 5.25%, 10/1/01, (Insured
            by MBIA).............................................      2,683,749
    375,000 Michigan State Strategic Fund, Ajax Window, (AMT),
            2.85%*, 8/2/01,
            (LOC: Huntington Bank)...............................        375,000
  1,900,000 Michigan State Strategic Fund, Atmosphere Annealing,
            (AMT), 2.90%*, 8/2/01,
            (LOC: National City Bank)............................      1,900,000
  2,000,000 Michigan State Strategic Fund, Automatic Spring,
            (AMT), 2.93%*, 8/1/01,
            (LOC: ABN/AMRO)......................................      2,000,000
  1,200,000 Michigan State Strategic Fund, B & C Leasing, (AMT),
            2.80%*, 8/2/01,
            (LOC: Bank of America)...............................      1,200,000
  3,260,000 Michigan State Strategic Fund, Banks Hardwoods, Inc.,
            (AMT), 3.00%*, 8/2/01, (LOC: Bank One)...............      3,260,000
    700,000 Michigan State Strategic Fund, Baron Drawn Steel,
            (AMT), 2.90%*, 8/2/01,
            (LOC: National City Bank)............................        700,000
  2,395,000 Michigan State Strategic Fund, Biewer of Lansing,
            (AMT), 2.95%*, 8/2/01,
            (LOC: ABN/AMRO)......................................      2,395,000

                                   Continued

                                  Michigan Municipal Money Market Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001


 Principal
   Amount                   Security Description                      Value
 ---------                  --------------------                      -----

 MUNICIPAL BONDS (continued)
            Michigan (continued)
 $3,000,000 Michigan State Strategic Fund, Biff, Inc., (AMT),
            2.93%*, 8/1/01,
            (LOC: National Australia Bank)......................   $  3,000,000
  3,500,000 Michigan State Strategic Fund, Brazing Concepts Co.,
            (AMT), 3.00%*, 8/1/01, (LOC: Bank One)..............      3,500,000
    825,000 Michigan State Strategic Fund, C-1, (AMT), 3.13%*,
            8/1/01, (LOC: Comerica Bank)........................        825,000
  1,000,000 Michigan State Strategic Fund, C-Tec, Inc., (AMT),
            2.80%*, 8/1/01, (LOC: SunTrust Bank)................      1,000,000
  2,500,000 Michigan State Strategic Fund, Cincinnati Milacron,
            (AMT), 2.85%*, 8/2/01,
            (LOC: PNC Bank).....................................      2,500,000
  2,525,000 Michigan State Strategic Fund, Cyberplast, (AMT),
            2.85%*, 8/1/01,
            (LOC: Wells Fargo Bank).............................      2,525,000
    820,000 Michigan State Strategic Fund, Dickinson Press,
            Inc., (AMT), 2.85%*, 8/2/01,
            (LOC: Huntington Bank)..............................        820,000
  2,000,000 Michigan State Strategic Fund, Dixie Cut Stone,
            (AMT), 2.93%*, 8/1/01,
            (LOC: ABN/AMRO).....................................      2,000,000
  2,500,000 Michigan State Strategic Fund, Donnelly Corp.,
            (AMT), 2.75%*, 8/1/01,
            (LOC: Dresdner Bank)................................      2,500,000
  2,500,000 Michigan State Strategic Fund, Donnelly Corp.,
            Series B, (AMT), 3.60%*, 10/1/01, (LOC: Dresdner
            Bank)...............................................      2,500,000
  1,300,000 Michigan State Strategic Fund, Dow Chemical Co.,
            2.80%*, 8/1/01......................................      1,300,000
  3,000,000 Michigan State Strategic Fund, Dow Chemical Co.,
            (AMT), 2.90%*, 8/1/01...............................      3,000,000
  3,800,000 Michigan State Strategic Fund, Dow Chemical Co.,
            (AMT), 2.90%*, 8/1/01...............................      3,800,000
  1,300,000 Michigan State Strategic Fund, Dow Chemical Co.,
            (AMT), 2.90%*, 8/1/01...............................      1,300,000
  2,700,000 Michigan State Strategic Fund, E & L Meat, (AMT),
            2.93%*, 8/1/01,
            (LOC: ABN/AMRO).....................................      2,700,000
    840,000 Michigan State Strategic Fund, Enviromental Powder
            Co., (AMT),
            2.85%*, 8/2/01,
            (LOC: ABN/AMRO).....................................        840,000
  1,000,000 Michigan State Strategic Fund, Equad, (AMT), 2.90%*,
            8/2/01,
            (LOC: National City Bank)...........................      1,000,000
  1,375,000 Michigan State Strategic Fund, Fastco Industries,
            (AMT), 2.85%*, 8/2/01,
            (LOC: U.S. Bancorp).................................      1,375,000
  2,000,000 Michigan State Strategic Fund, Fitz Land L.L.C.,
            (AMT), 2.90%*, 8/2/01,
            (LOC: National City Bank)...........................      2,000,000
    955,000 Michigan State Strategic Fund, Frederick Wolfgang,
            (AMT), 2.85%*, 8/2/01,
            (LOC: U.S. Bancorp).................................        955,000
  2,575,000 Michigan State Strategic Fund, Gollin Block & Supply
            Co., (AMT), 2.93%*, 8/1/01, (LOC: Northern Trust
            Bank)...............................................      2,574,992

 Principal
   Amount                    Security Description                     Value
 ---------                   --------------------                     -----

 MUNICIPAL BONDS (continued)
            Michigan (continued)
 $1,510,000 Michigan State Strategic Fund, Hamilton Industrial
            Products, Inc., (AMT),
            2.85%*, 8/2/01, (LOC: ABN/AMRO)......................  $  1,510,000
  1,000,000 Michigan State Strategic Fund, Harbor Industries
            Inc., (AMT), 2.93%*, 8/1/01, (LOC: ABN/AMRO).........     1,000,000
  1,145,000 Michigan State Strategic Fund, I.V.C. Industrial
            Coatings, Inc., (AMT),
            3.00%*, 8/2/01, (LOC: Bank One)......................     1,145,000
  3,265,000 Michigan State Strategic Fund, Jedco, Inc., (AMT),
            2.85%*, 8/2/01, (LOC: Bank One)......................     3,265,000
    930,000 Michigan State Strategic Fund, John A. Biewer Co.,
            (AMT), 3.00%*, 9/1/01,
            (LOC: ABN/AMRO)......................................       930,000
    560,000 Michigan State Strategic Fund, John Dekker & Sons,
            (AMT), 2.85%*, 8/2/01,
            (LOC: ABN/AMRO)......................................       560,000
    250,000 Michigan State Strategic Fund, Kay Screen Printing,
            (AMT), 3.05%*, 8/2/01,
            (LOC: Comerica Bank).................................       250,000
    450,000 Michigan State Strategic Fund, Kazoo, Inc., (AMT),
            3.60%*, 9/15/01,
            (LOC: National City Bank)............................       450,000
  1,125,000 Michigan State Strategic Fund, Kerkstra, (AMT),
            2.85%*, 8/2/01,
            (LOC: Huntington Bank)...............................     1,125,000
  1,400,000 Michigan State Strategic Fund, Kumdinger, (AMT),
            2.80%*, 8/1/01,
            (LOC: Bank One)......................................     1,400,000
  1,140,000 Michigan State Strategic Fund, Limited Obligation
            Revenue, Banks Hardwoods Ltd., Series A, (AMT),
            2.85%*, 8/2/01,
            (LOC: Huntington Bank)...............................     1,140,000
    500,000 Michigan State Strategic Fund, Limited Obligation
            Revenue, Bowers Manufacturing Co. Project, (AMT),
            3.00%*, 8/1/01,
            (LOC: Bank One)......................................       500,000
  1,200,000 Michigan State Strategic Fund, Limited Obligation
            Revenue, Creative Foam Corp. Project, (AMT), 3.00%*,
            8/1/01,
            (LOC: Bank One)......................................     1,200,000
  1,500,000 Michigan State Strategic Fund, Limited Obligation
            Revenue, Delta Containers, Inc. Project, (AMT),
            3.00%*, 8/1/01,
            (LOC: Bank One)......................................     1,500,000
  2,800,000 Michigan State Strategic Fund, Limited Obligation
            Revenue, Delta Containers, Inc., Project (AMT),
            3.00%*, 8/1/02, (LOC: Bank One)......................     2,800,000
    100,000 Michigan State Strategic Fund, Limited Obligation
            Revenue, Eclipse Mold (AMT), 3.00%*, 8/1/01, (LOC:
            Bank One)............................................       100,000
    100,000 Michigan State Strategic Fund, Limited Obligation
            Revenue, Horizon Development Project, (AMT), 3.00%*,
            8/1/01,
            (LOC: Bank One)......................................       100,000
  5,000,000 Michigan State Strategic Fund, Limited Obligation
            Revenue, Kaspari Investments, L.L.C. Project, (AMT),
            3.00%*, 8/1/01,
            (LOC: Bank One)......................................     5,000,000

                                   Continued

                                  Michigan Municipal Money Market Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001

[LOGO OF KENT FUNDS]

 Principal
   Amount                   Security Description                      Value
 ---------                  --------------------                      -----

 MUNICIPAL BONDS (continued)
            Michigan (continued)
 $  940,000 Michigan State Strategic Fund, Limited Obligation
            Revenue, LPB L.L.C. Project, (AMT), 3.00%*, 8/1/01,
            (LOC: Bank One).....................................   $    940,000
  3,500,000 Michigan State Strategic Fund, Limited Obligation
            Revenue, River City Plastics, Inc., (AMT), 3.00%*,
            8/2/01, (LOC: Bank One).............................      3,500,000
  3,010,000 Michigan State Strategic Fund, Limited Obligation
            Revenue, RL Adams Plastics, Inc., (AMT), 2.80%*,
            8/1/01,
            (LOC: Comerica Bank)................................      3,010,000
  4,460,000 Michigan State Strategic Fund, Limited Obligation
            Revenue, Stegner East Investments, L.L.C., (AMT),
            2.80%*, 8/1/01, (LOC: Comerica Bank)................      4,460,000
  2,500,000 Michigan State Strategic Fund, MacArthur, (AMT),
            3.00%*, 8/2/01, (LOC: Bank One).....................      2,500,000
  2,100,000 Michigan State Strategic Fund, Maco Steel Inc.,
            (AMT), 2.85%*, 8/2/01,
            (LOC: U.S. Bancorp).................................      2,100,000
  3,000,000 Michigan State Strategic Fund, Merrill Group, (AMT),
            2.90%*, 8/2/01, (LOC: National City Bank)...........      3,000,000
  4,000,000 Michigan State Strategic Fund, Middleville Tool &
            Die Project, (AMT), 3.00%*, 8/1/01, (LOC: Bank
            One)................................................      4,000,000
    940,000 Michigan State Strategic Fund, Molmec, Inc., (AMT),
            2.95%*, 8/2/01,
            (LOC: Comerica Bank)................................        940,000
    880,000 Michigan State Strategic Fund, Nicholas Plastics,
            (AMT), 2.85%*, 8/2/01,
            (LOC: National City Bank)...........................        880,000
    770,000 Michigan State Strategic Fund, Northern Pure Ice
            Co., (AMT), 2.93%*, 8/1/01,
            (LOC: ABN/AMRO).....................................        770,000
  1,460,000 Michigan State Strategic Fund, Omni Technical
            Services, Inc., (AMT),
            2.90%*, 8/2/01, (LOC: National City Bank)...........      1,460,000
    910,000 Michigan State Strategic Fund, Patten Monument,
            (AMT), 2.85%*, 8/2/01,
            (LOC: U.S. Bancorp).................................        910,000
  2,000,000 Michigan State Strategic Fund, Phipps Emmett
            Association, (AMT), 2.93%*, 8/1/01, (LOC:
            ABN/AMRO)...........................................      2,000,000
    350,000 Michigan State Strategic Fund, Plascore, Inc.,
            Series B-2, (AMT), 3.13%*, 8/1/01,
            (LOC: Comerica Bank) ...............................        350,000
    840,000 Michigan State Strategic Fund, Plascore, Inc.,
            (AMT), 2.85%*, 8/2/01,
            (LOC: Huntington Bank)..............................        840,000
  5,000,000 Michigan State Strategic Fund, Proto-Techniques,
            (AMT), 2.80%*, 8/2/01,
            (LOC: Comerica Bank)................................      5,000,000
     80,000 Michigan State Strategic Fund, Sarbeth, (AMT),
            3.13%*, 8/1/01,
            (LOC: Comerica Bank)................................         80,000
  2,120,000 Michigan State Strategic Fund, SFI Acquistion,
            (AMT), 2.80%*, 8/1/01,
            (LOC: ABN/AMRO).....................................      2,120,000

 Principal
   Amount                    Security Description                      Value
 ---------                   --------------------                      -----

 MUNICIPAL BONDS (continued)
            Michigan (continued)
 $1,700,000 Michigan State Strategic Fund, Sunrise Windows Ltd.,
            (AMT), 2.95%*, 8/1/01, (LOC: Keybank)................   $  1,700,000
  1,000,000 Michigan State Strategic Fund, Thompson Family
            Holdings, (AMT), 2.90%*, 8/2/01, (LOC: National City
            Bank)................................................      1,000,000
  1,450,000 Michigan State Strategic Fund, Trio Tool Co., (AMT),
            2.93%*, 8/1/01,
            (LOC: ABN/AMRO)......................................      1,450,000
  1,350,000 Michigan State Strategic Fund, Ultra Tech Printing
            Co., (AMT), 2.85%*, 8/1/01, (LOC: U.S. Bancorp)......      1,350,000
    885,000 Michigan State Strategic Fund, Village at Fort
            Gratiot, 2.90%*, 8/2/01,
            (LOC: Comercia Bank).................................        885,000
  1,000,000 Michigan State Strategic Fund, Waterland, (AMT),
            3.13%*, 8/1/01,
            (LOC: ABN/AMRO)......................................      1,000,000
  2,490,000 Michigan State Strategic Fund, Wayne Disposal, (AMT),
            2.85%*, 8/1/01,
            (LOC: Credit Suisse).................................      2,490,000
  3,000,000 Michigan State Strategic Fund, Whitehall Industries,
            Inc., (AMT), 3.00%*, 8/2/01, (LOC: Bank One).........      3,000,000
    835,000 Michigan State Strategic Fund, Wright K Technology,
            Inc., Series 1997, (AMT),
            2.90%*, 8/2/01, (LOC: National City Bank)............        835,000
  5,910,000 Michigan State, GO, Recreational Program, 6.00%,
            11/1/01..............................................      5,934,397
  4,440,000 Michigan State, Hospital Finance Authority, Mount
            Clemens General Hospital, (AMT), 2.65%*, 8/1/01......      4,440,000
  7,700,000 Midland County Economic Development, Dow Chemical
            Co., Series A, (AMT), 2.90%*, 8/1/01.................      7,700,000
  1,000,000 Mount Clemens Community School District, GO, 6.60%,
            5/1/02, (Insured by MBIA),
            Q-SBLF...............................................      1,048,470
  1,500,000 Oakland County Economic Development Corp., Limited
            Obligation Revenue, Moody Family Limited Project,
            (AMT),
            3.00%*, 8/1/01, (LOC: Bank One)......................      1,500,000
  2,500,000 Oakland County Economic Development Corp., Limited
            Obligation Revenue, Pratt & Miller Engineering,
            (AMT), 2.77%*, 8/2/01, (LOC: ABN/AMRO)...............      2,500,000
  2,900,000 Oakland County Economic Development Corp., North
            America, (AMT),
            2.80%*, 8/1/01, (LOC: Comerica Bank).................      2,900,000
  1,655,000 Oakland County Economic Development Corp., Orchard
            Maple Project,
            3.65%*, 11/15/01, (LOC: National City Bank)..........      1,655,000
  1,000,000 Oakland Washtenaw Counties Community College, 6.65%,
            5/1/02...............................................      1,048,239
    750,000 Reeths-Puffer Schools, GO, 6.25%, 5/1/02, (Insured by
            FGIC), Q-SBLF........................................        767,395
  1,000,000 Rochester Community School District, GO, Series I,
            4.80%, 5/1/02, Q-SBLF................................      1,012,648

                                   Continued

                                  Michigan Municipal Money Market Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  July 31, 2001



 Principal
   Amount                   Security Description                      Value
 ---------                  --------------------                      -----

 MUNICIPAL BONDS (continued)
            Michigan (continued)
 $  205,000 Rochester Hills Economic Development Corp., BRG
            Associates, 4.75%*, 12/1/01, (LOC: Comerica Bank)...   $    205,000
  1,440,000 Sault St. Marie Tribe Building Authority Revenue,
            Public Infrastructure, (AMT), 2.95%*, 12/1/01,
            (LOC: National City Bank)...........................      1,440,000
  1,640,000 South Lyon Community Schools, GO, Series A, 5.50%,
            5/1/02, Q-SBLF......................................      1,667,199
    920,000 St. Clair Shores Economic Development Corp.,
            Borman's, Inc., (AMT),
            3.30%*, 10/15/01, (LOC: ABN/AMRO)...................        920,000
    570,000 Troy Michigan Downtown Development Authority, 4.00%,
            11/1/01,
            (Insured by MBIA)...................................        571,933
  2,000,000 University of Michigan Hospital Revenue, Series A,
            2.80%*, 8/1/01......................................      2,000,000
  3,600,000 University of Michigan Hospital Revenue, Series A,
            2.80%*, 8/1/01......................................      3,600,000
  1,350,000 University of Michigan University Hospital Revenue,
            Series A,
            2.80%*, 8/1/01......................................      1,350,000
  2,300,000 University of Michigan University Revenue, 2.80%*,
            8/1/01..............................................      2,300,000
  4,300,000 University of Michigan University Revenue, Series A,
            2.80%*, 8/1/01......................................      4,300,000
  2,235,000 Walled Lake Consolidated School District, GO, 4.80%,
            5/1/02, Q-SBLF......................................      2,259,325
  1,315,000 Warren Economic Development Corp., CMX Corp.
            Project, (AMT), 3.60%*, 9/15/01,
            (LOC: National City Bank)...........................      1,315,000
  1,100,000 Warren Economic Development Corp., Cross Country
            Inn, (AMT), 4.00%*, 11/1/01,
            (LOC: U.S. Bancorp).................................      1,100,000
                                                                   ------------
                                                                    250,707,176
                                                                   ------------
            Puerto Rico (2.8%):
  4,695,000 Industrial Medical & Environmental Pollution
            Control, Facilities Financing Authority, Abbott
            Labs, 3.40%*, 3/1/02................................      4,695,000
  4,200,000 Industrial Medical & Environmental Pollution
            Control, Facilities Financing Authority, Merck Co.,
            4.00%*, 12/1/01.....................................      4,200,000
                                                                   ------------
                                                                      8,895,000
                                                                   ------------
            Total Municipal Bonds...............................    259,602,176
                                                                   ------------
 TAX FREE COMMERCIAL PAPER (12.4%):
            Michigan (12.4%):
  1,000,000 Cornell Township Economic Development Corp.,
            Industrial Development Revenue, Mead Escanaba Paper
            Co., 2.65%, 8/14/01, (LOC: Credit Suisse)...........      1,000,000
  3,300,000 Cornell Township Economic Development Corp.,
            Industrial Development Revenue, Mead Escanaba Paper
            Co., 2.50%, 11/14/01, (LOC: Credit Suisse)..........      3,300,000

 Shares or
 Principal
   Amount                   Security Description                      Value
 ---------                  --------------------                      -----

 TAX FREE COMMERCIAL PAPER (continued)
            Michigan (continued)
 $3,000,000 Delta County Economic Development Corp.,
            Environmental Improvement Revenue, Mead Escanaba
            Paper Co., Series A, 2.60%, 8/14/01, (LOC: Morgan
            Guaranty Trust) ....................................   $  3,000,000
  4,300,000 Delta County Economic Development Corp.,
            Environmental Improvement Revenue, Mead Escanaba
            Paper Co., Series A, 2.60%, 11/6/01, (LOC: Morgan
            Guaranty Trust) ....................................      4,300,000
  4,500,000 Delta County Economic Development Corp.,
            Environmental Improvement Revenue, Mead Escanaba
            Paper Co., Series A, 2.65%, 11/8/01, (LOC: Morgan
            Guaranty Trust) ....................................      4,500,000
  3,495,000 Delta County Economic Development Corp.,
            Environmental Improvement Revenue, Mead Escanaba
            Paper Co., Series B, 2.85%, 8/16/01, (LOC: Union
            Bank of Switzerland)................................      3,495,000
  6,810,000 Delta County Economic Development Corp.,
            Environmental Improvement Revenue, Mead Escanaba
            Paper Co., Series B, 2.45%, 9/5/01, (LOC: Union Bank
            of Switzerland).....................................      6,810,000
  3,995,000 Delta County Economic Development Corp.,
            Environmental Improvement Revenue, Mead Escanaba
            Paper Co., Series B, 2.55%, 10/24/01, (LOC: Union
            Bank of Switzerland)................................      3,995,000
  3,000,000 Michigan State Builders, 2.70%, 8/21/01, (LOC:
            CIBC)...............................................      3,000,000
  6,000,000 Michigan State Housing Development Authority, (AMT),
            2.65%, 10/25/01,
            (LOC: Helaba Bank)..................................      6,000,000
                                                                   ------------
                                                                     39,400,000
                                                                   ------------
            Total Tax Free Commercial Paper.....................     39,400,000
                                                                   ------------
 INVESTMENT COMPANIES (5.7%):
  2,338,594 Dreyfus Tax Exempt Money Market Fund................      2,338,594
 15,652,104 Federated Tax Exempt Money Market Fund..............     15,652,104
                                                                   ------------
            Total Investment Companies..........................     17,990,698
                                                                   ------------
 Total Investments (Cost $316,992,874) (a) -- 99.8%..............   316,992,874
 Other assets in excess of liabilities -- 0.2%...................       764,905
                                                                   ------------
 Net Assets -- 100.0%............................................  $317,757,779
                                                                   ============

-------
(a)  Cost for federal income tax and financial reporting purposes is the same.
* Variable rate security. Rate presented represents rate in effect at July 31, 2001. Maturity date reflects next rate change date.
AMBAC -- AMBAC Indemnity Corp.
AMT -- Alternative Minimum Tax Paper
CIBC -- Canadian Imperial Bank Corp.
FGIC -- Financial Guaranty Insurance Corp.
GO -- General Obligation
LLC -- Limited Liability Corp.
LOC -- Letter of Credit
Q-SBLF -- Qualified School Board Lending Fund

                       See Notes to Financial Statements.

                                  STATEMENTS OF ASSETS AND LIABILITIES
                                  July 31, 2001
[LOGO OF KENT FUNDS]

                                  Growth and     Index      Large Company  Small Company  International
                                 Income Fund  Equity Fund    Growth Fund    Growth Fund    Growth Fund
                                 -----------  -----------   -------------  -------------  -------------
ASSETS:
 Investments:
  Investments at cost........... $401,577,656 $535,883,692  $273,135,168   $555,891,265   $509,087,178
  Net unrealized
   appreciation/(depreciation)..  184,598,831  320,407,859   (21,384,822)   186,632,195    (26,522,289)
                                 ------------ ------------  ------------   ------------   ------------
  Total investments at value....  586,176,487  856,291,551   251,750,346    742,523,460    482,564,889
 Foreign currency at value (cost
  $0; $0; $0; $0; $2,685,024
  respectively).................           --           --            --             --      2,734,894
 Collateral for securities
  loaned........................   11,996,365   22,939,464            --     77,489,590     45,784,561
 Interest and dividends
  receivable....................      401,314      592,666       167,246        231,661        342,999
 Receivable for capital shares
  issued........................           --       46,590            --         22,210             --
 Receivable for investments
  sold..........................           --           --     4,106,595      5,482,347          6,021
 Net receivable for variation
  margin on futures contracts...       26,600       35,380            --             --             --
 Tax reclaim receivable.........           --           --            --             --        566,587
 Prepaid expenses and other
  assets........................       16,478       18,287        29,741         17,193         15,685
                                 ------------ ------------  ------------   ------------   ------------
  Total Assets..................  598,617,244  879,923,938   256,053,928    825,766,461    532,015,636
                                 ------------ ------------  ------------   ------------   ------------
LIABILITIES:
 Payable for investments
  purchased.....................           --           --            --      1,913,896             --
 Payable for securities loaned..   11,996,365   22,939,464            --     77,489,590     45,784,561
 Payable for capital shares
  redeemed......................        3,959       10,182            --             --             --
 Net payable for variation
  margin on futures contracts...           --           --         8,480         65,810             --
 Payable to adviser.............      348,067      181,012       153,058        443,597        308,374
 Payable to administrator.......       16,062       13,903         7,618         22,060         12,602
 Payable to distributor
  (Investment Shares)...........        8,252        7,167           131          4,509          2,758
 Accrued expenses and other
  payables......................       61,531       98,575        22,374         70,228        117,458
                                 ------------ ------------  ------------   ------------   ------------
  Total Liabilities.............   12,434,236   23,250,303       191,661     80,009,690     46,225,753
                                 ------------ ------------  ------------   ------------   ------------
NET ASSETS...................... $586,183,008 $856,673,635  $255,862,267   $745,756,771   $485,789,883
                                 ============ ============  ============   ============   ============
NET ASSETS consist of:
 Paid-in capital................ $390,435,669 $550,137,733  $305,298,131   $537,209,431   $496,753,313
 Undistributed (distributions in
  excess of) net investment
  income........................       63,166      506,337        35,039        (16,732)       389,280
 Accumulated net realized
  gains/(losses) on investments,
  foreign currency and futures
  contracts.....................   11,135,732  (14,357,449)  (28,077,601)    22,207,427     15,211,612
 Net unrealized
  appreciation/(depreciation) of
  investments, futures contracts
  and translation of assets and
  liabilities in foreign
  currencies....................  184,548,441  320,387,014   (21,393,302)   186,356,645    (26,564,322)
                                 ------------ ------------  ------------   ------------   ------------
NET ASSETS...................... $586,183,008 $856,673,635  $255,862,267   $745,756,771   $485,789,883
                                 ============ ============  ============   ============   ============
INSTITUTIONAL SHARES:
 Net Assets..................... $547,523,929 $822,908,595  $255,258,633   $724,275,374   $472,950,987
 Shares Outstanding.............   36,098,816   35,605,851    28,681,478     40,556,292     36,638,553
 Net Asset Value, offering and
  redemption price per share.... $      15.17 $      23.11  $       8.90   $      17.86   $      12.91
                                 ============ ============  ============   ============   ============
INVESTMENT SHARES:
 Net Assets..................... $ 38,659,079 $ 33,765,040  $    603,634   $ 21,481,397   $ 12,838,896
 Shares Outstanding.............    2,573,706    1,461,543        67,866      1,213,100      1,010,667
 Net Asset Value, offering and
  redemption price per share.... $      15.02 $      23.10  $       8.89   $      17.71   $      12.70
                                 ============ ============  ============   ============   ============

                       See Notes to Financial Statements.

                                  STATEMENTS OF ASSETS AND LIABILITIES
                                  July 31, 2001

                                                    Intermediate   Short Term
                                      Income Fund    Bond Fund     Bond Fund
                                      -----------   ------------   ----------
ASSETS:
 Investments:
  Investments at cost................ $302,652,298  $702,398,371  $229,962,161
  Net unrealized appreciation........    9,115,604    15,704,327     3,724,128
                                      ------------  ------------  ------------
  Total investments at value.........  311,767,902   718,102,698   233,686,289
 Collateral for securities loaned....   16,680,249   116,707,452    15,768,145
 Interest and dividends receivable...    3,414,902     9,799,523     3,228,498
 Receivable for capital shares
  issued.............................           --        21,604            90
 Prepaid expenses and other assets...       12,321        15,100        11,163
                                      ------------  ------------  ------------
  Total Assets.......................  331,875,374   844,646,377   252,694,185
                                      ------------  ------------  ------------
LIABILITIES:
 Payable for investments purchased...   27,030,625    55,429,082            --
 Payable for securities loaned.......   16,680,249   116,707,452    15,768,145
 Payable for capital shares
  redeemed...........................           --        73,443         8,421
 Payable to adviser..................      145,282       311,435        98,799
 Payable to administrator............        8,537        18,352         7,019
 Payable to distributor (Investment
  Shares)............................        1,300         1,787           425
 Accrued expenses and other
  payables...........................       24,920        66,378        27,673
                                      ------------  ------------  ------------
  Total Liabilities..................   43,890,913   172,607,929    15,910,482
                                      ------------  ------------  ------------
NET ASSETS........................... $287,984,461  $672,038,448  $236,783,703
                                      ============  ============  ============
NET ASSETS consist of:
 Paid-in capital..................... $286,127,119  $680,280,735  $240,725,674
 Undistributed (distributions in
  excess of) net investment income...   (1,767,335)   (5,274,072)        3,577
 Accumulated net realized losses on
  investments........................   (5,490,927)  (18,672,542)   (7,669,676)
 Net unrealized appreciation of
  investments........................    9,115,604    15,704,327     3,724,128
                                      ------------  ------------  ------------
NET ASSETS........................... $287,984,461  $672,038,448  $236,783,703
                                      ============  ============  ============
INSTITUTIONAL SHARES:
 Net Assets.......................... $281,794,834  $663,570,941  $233,444,009
 Shares Outstanding..................   28,267,761    67,011,378    23,749,867
 Net Asset Value, offering and
  redemption price per share......... $       9.97  $       9.90  $       9.83
                                      ============  ============  ============
INVESTMENT SHARES:
 Net Assets.......................... $  6,189,627  $  8,467,507  $  3,339,694
 Shares Outstanding..................      621,861       852,912       340,102
 Net Asset Value, offering and
  redemption price per share......... $       9.95  $       9.93  $       9.82
                                      ============  ============  ============

                       See Notes to Financial Statements.

                                  STATEMENTS OF ASSETS AND LIABILITIES
                                  July 31, 2001
[LOGO OF KENT FUNDS]

                                                                    Michigan
                                         Tax-Free    Intermediate   Municipal
                                       Income Fund   Tax-Free Fund  Bond Fund
                                       -----------   -------------  ---------
ASSETS:
 Investments:
  Investments at cost................. $122,135,470  $236,848,570  $81,483,105
  Net unrealized appreciation.........    7,503,195    12,740,532    2,648,834
                                       ------------  ------------  -----------
  Total investments at value..........  129,638,665   249,589,102   84,131,939
 Interest and dividends receivable....    1,527,837     2,924,326    1,036,115
 Receivable for investments sold......    3,744,028       268,606           --
 Prepaid expenses and other assets....       11,954        10,448        5,445
                                       ------------  ------------  -----------
  Total Assets........................  134,922,484   252,792,482   85,173,499
                                       ------------  ------------  -----------
LIABILITIES:
 Payable for investments purchased....    8,351,293     9,525,047    1,003,490
 Payable to adviser...................       58,538       103,074       32,454
 Payable to administrator.............        3,767         7,248        2,512
 Payable to distributor (Investment
  Shares).............................          235         1,126          461
 Accrued expenses and other payables..       12,741        22,800        9,548
                                       ------------  ------------  -----------
  Total Liabilities...................    8,426,574     9,659,295    1,048,465
                                       ------------  ------------  -----------
NET ASSETS............................ $126,495,910  $243,133,187  $84,125,034
                                       ============  ============  ===========
NET ASSETS consist of:
 Paid-in capital...................... $116,721,696  $225,988,208  $81,186,655
 Undistributed (distributions in
  excess of) net investment income....       (2,804)      315,805       (1,520)
 Accumulated net realized gains on
  investments.........................    2,273,823     4,088,642      291,065
 Net unrealized appreciation of
  investments.........................    7,503,195    12,740,532    2,648,834
                                       ------------  ------------  -----------
NET ASSETS............................ $126,495,910  $243,133,187  $84,125,034
                                       ============  ============  ===========
INSTITUTIONAL SHARES:
 Net Assets........................... $125,381,536  $237,928,988  $80,555,727
 Shares Outstanding...................   11,662,806    22,079,026    7,855,575
 Net Asset Value, offering and
  redemption price per share.......... $      10.75  $      10.78  $     10.25
                                       ============  ============  ===========
INVESTMENT SHARES:
 Net Assets........................... $  1,114,374  $  5,204,199  $ 3,569,307
 Shares Outstanding...................      103,376       482,768      348,510
 Net Asset Value, offering and
  redemption price per share.......... $      10.78  $      10.78  $     10.24
                                       ============  ============  ===========

                       See Notes to Financial Statements.

                                  STATEMENTS OF ASSETS AND LIABILITIES
                                  July 31, 2001

                                                                    Michigan
                                                     Government    Municipal
                                       Money Market Money Market  Money Market
                                           Fund         Fund          Fund
                                       ------------ ------------  ------------
ASSETS:
 Investments:
  Investments at cost................. $805,306,734 $385,509,794  $316,992,874
  Repurchase agreements, at cost......           --   65,000,000            --
                                       ------------ ------------  ------------
  Total investments...................  805,306,734  450,509,794   316,992,874
 Interest and dividends receivable....    4,930,640    2,123,899     1,498,414
 Receivable for capital shares
  issued..............................      161,936           --            --
 Prepaid expenses and other assets....       14,656       13,027         8,461
                                       ------------ ------------  ------------
  Total Assets........................  810,413,966  452,646,720   318,499,749
                                       ------------ ------------  ------------
LIABILITIES:
 Cash overdraft.......................           --        3,641            --
 Dividends payable....................    2,447,627    1,367,976       606,953
 Payable for investments purchased....   11,298,491    5,108,564            --
 Payable for capital shares redeemed..      249,085           --            --
 Payable to adviser...................      272,334       94,662       104,370
 Payable to administrator.............       15,034        6,255         5,936
 Payable to distributor (Investment
  Shares).............................        4,317        7,412            43
 Accrued expenses and other payables..       83,269       41,980        24,668
                                       ------------ ------------  ------------
  Total Liabilities...................   14,370,157    6,630,490       741,970
                                       ------------ ------------  ------------
NET ASSETS............................ $796,043,809 $446,016,230  $317,757,779
                                       ============ ============  ============
NET ASSETS consist of:
 Paid-in capital...................... $795,988,284 $446,014,530  $317,776,957
 Undistributed net investment income..       13,073        2,214           782
 Accumulated net realized
  gains/(losses) on investments.......       42,452         (514)      (19,960)
                                       ------------ ------------  ------------
NET ASSETS............................ $796,043,809 $446,016,230  $317,757,779
                                       ============ ============  ============
INSTITUTIONAL SHARES:
 Net Assets........................... $777,247,740 $410,278,263  $317,543,223
 Shares Outstanding...................  777,202,590  410,278,763   317,540,098
 Net Asset Value, offering and
  redemption price per share.......... $       1.00 $       1.00  $       1.00
                                       ============ ============  ============
INVESTMENT SHARES:
 Net Assets........................... $ 18,796,069 $ 35,737,967  $    214,556
 Shares Outstanding...................   18,794,963   35,737,977       214,541
 Net Asset Value, offering and
  redemption price per share.......... $       1.00 $       1.00  $       1.00
                                       ============ ============  ============

                       See Notes to Financial Statements.

                                  STATEMENTS OF OPERATIONS
[LOGO OF KENT FUNDS]

                                    Growth and                     Index
                                   Income Fund                  Equity Fund
                            ---------------------------  --------------------------
                            Period ended   Year ended    Period ended   Year ended
                              July 31,    December 31,     July 31,    December 31,
                              2001 (a)        2000         2001 (a)        2000
                            ------------  ------------   ------------  ------------
INVESTMENT INCOME:
 Dividends................  $  4,846,893  $   9,844,398  $  6,405,112  $ 11,181,362
 Net income from
  securities lending......        37,618         33,252        47,922        49,953
 Less: Foreign taxes
  withheld................       (56,681)       (37,454)      (56,912)      (47,115)
                            ------------  -------------  ------------  ------------
  Total Investment
   Income.................     4,827,830      9,840,196     6,396,122    11,184,200
                            ------------  -------------  ------------  ------------
EXPENSES:
 Investment advisory
  fees....................     2,539,738      5,448,225     1,523,417     2,787,063
 Administration fees......       655,654      1,402,465       917,842     1,673,114
 Distribution fees
  (Investment Shares).....        61,867        136,185        51,637       110,534
 Fund accounting fees.....        61,051        126,589        86,756       157,396
 Other expenses...........       148,210        174,789       166,604       285,116
                            ------------  -------------  ------------  ------------
  Total expenses before
   waivers................     3,466,520      7,288,253     2,746,256     5,013,223
  Less: Fees waived
    Investment advisory
     fees.................            --             --      (253,909)     (464,505)
    Administration fees...        (4,765)            --      (339,647)     (575,314)
    Fund accounting
     fees.................            --        (41,839)      (76,178)     (139,341)
    Transfer agent fees...       (10,922)          (654)           --            --
                            ------------  -------------  ------------  ------------
  Net Expenses............     3,450,833      7,245,760     2,076,522     3,834,063
                            ------------  -------------  ------------  ------------
NET INVESTMENT INCOME.....     1,376,997      2,594,436     4,319,600     7,350,137
                            ------------  -------------  ------------  ------------
NET REALIZED AND
 UNREALIZED GAINS/(LOSSES)
 ON INVESTMENTS:
 Net realized
  gains/(losses) on
  investment
  transactions............    11,315,273     38,593,852    (7,719,811)      239,878
 Net realized
  gains/(losses) on
  futures contracts.......        11,790       (363,488)   (2,308,663)     (428,073)
 Net change in unrealized
  appreciation/depreciation
  of investments and
  futures contracts.......   (65,339,637)  (125,492,987)  (64,726,461)  (94,723,033)
                            ------------  -------------  ------------  ------------
NET REALIZED AND
 UNREALIZED LOSSES ON
 INVESTMENTS..............   (54,012,574)   (87,262,623)  (74,754,935)  (94,911,228)
                            ------------  -------------  ------------  ------------
DECREASE IN NET ASSETS
 RESULTING FROM
 OPERATIONS...............  $(52,635,577) $ (84,668,187) $(70,435,335) $(87,561,091)
                            ============  =============  ============  ============

-------
(a) For the period from January 1, 2001 through July 31, 2001.

                       See Notes to Financial Statements.

                                  STATEMENTS OF OPERATIONS

                                  Large Company               Small Company
                                   Growth Fund                 Growth Fund
                            --------------------------  --------------------------
                            Period ended   Year ended   Period ended   Year ended
                              July 31,    December 31,    July 31,    December 31,
                              2001 (a)        2000        2001 (a)        2000
                            ------------  ------------  ------------  ------------
INVESTMENT INCOME:
 Dividends................  $  1,874,158  $  3,043,801  $  3,222,476  $ 6,197,076
 Interest.................            --            --        66,792      105,158
 Net income from
  securities lending......            --            --       183,453      318,072
 Less: Foreign taxes
  withheld................        (6,683)      (11,391)       (3,535)      (3,570)
                            ------------  ------------  ------------  -----------
  Total Investment
   Income.................     1,867,475     3,032,410     3,469,186    6,616,736
                            ------------  ------------  ------------  -----------
EXPENSES:
 Investment advisory
  fees....................     1,095,189     1,691,698     3,146,603    5,732,035
 Administration fees......       282,830       435,341       812,067    1,473,862
 Distribution fees
  (Investment Shares).....           894         1,215        32,884       68,581
 Fund accounting fees.....        28,984        43,369        75,232      138,864
 Other expenses...........        67,279       103,809       156,203      183,808
                            ------------  ------------  ------------  -----------
  Total expenses before
   waivers................     1,475,176     2,275,432     4,222,989    7,597,150
  Less: Fees waived
    Fund accounting
     fees.................            --       (11,575)           --      (41,613)
    Transfer agent fees...       (10,709)       (6,327)       (7,208)          --
                            ------------  ------------  ------------  -----------
  Net Expenses............     1,464,467     2,257,530     4,215,781    7,555,537
                            ------------  ------------  ------------  -----------
NET INVESTMENT
 INCOME/(LOSS)............       403,008       774,880      (746,595)    (938,801)
                            ------------  ------------  ------------  -----------
NET REALIZED AND
 UNREALIZED GAINS/(LOSSES)
 ON INVESTMENTS:
 Net realized
  gains/(losses) on
  investment
  transactions............   (20,929,947)   (4,378,354)   22,050,749   11,595,675
 Net realized
  gains/(losses) on
  futures contracts.......      (827,720)   (1,642,873)    1,075,675     (989,500)
 Net change in unrealized
  appreciation/depreciation
  of investments and
  futures contracts.......    (7,582,126)  (37,528,239)  (65,899,278)  (5,904,445)
                            ------------  ------------  ------------  -----------
NET REALIZED AND
 UNREALIZED GAINS/(LOSSES)
 ON INVESTMENTS...........   (29,339,793)  (43,549,466)  (42,772,854)   4,701,730
                            ------------  ------------  ------------  -----------
INCREASE/(DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS...............  $(28,936,785) $(42,774,586) $(43,519,449) $ 3,762,929
                            ============  ============  ============  ===========

-------
(a) For the period from January 1, 2001 through July 31, 2001.

                       See Notes to Financial Statements.

                                  STATEMENTS OF OPERATIONS
[LOGO OF KENT FUNDS]

                                   International
                                    Growth Fund                  Income Fund
                            ----------------------------  --------------------------
                            Period ended    Year ended    Period ended   Year ended
                              July 31,     December 31,     July 31,    December 31,
                              2001 (a)         2000         2001 (a)        2000
                            ------------   ------------   ------------  ------------
INVESTMENT INCOME:
 Dividends................  $   7,308,176  $   9,501,395  $   385,115   $   929,573
 Interest.................             --         12,975    9,173,047    21,884,304
 Net income from
  securities lending......        578,329        255,839       60,818        99,315
 Less: Foreign taxes
  withheld................       (837,757)    (1,034,768)          --            --
                            -------------  -------------  -----------   -----------
  Total Investment
   Income.................      7,048,748      8,735,441    9,618,980    22,913,192
                            -------------  -------------  -----------   -----------
EXPENSES:
 Investment advisory
  fees....................      2,297,702      4,447,866    1,012,789     1,876,243
 Administration fees......        552,396      1,067,214      304,519       563,317
 Distribution fees
  (Investment Shares).....         19,691         40,318        9,141        24,060
 Fund accounting fees.....         59,048        109,164       30,229        56,500
 Other expenses...........        232,491        345,010       68,865        82,949
                            -------------  -------------  -----------   -----------
  Total expenses before
   waivers................      3,161,328      6,009,572    1,425,543     2,603,069
  Less: Fees waived
    Administration fees...         (6,990)            --           --            --
    Fund accounting
     fees.................             --        (30,459)          --       (15,980)
    Transfer agent fees...         (5,786)            --      (13,776)      (10,435)
                            -------------  -------------  -----------   -----------
  Net Expenses............      3,148,552      5,979,113    1,411,767     2,576,654
                            -------------  -------------  -----------   -----------
NET INVESTMENT INCOME.....      3,900,196      2,756,328    8,207,213    20,336,538
                            -------------  -------------  -----------   -----------
NET REALIZED AND
 UNREALIZED GAINS/(LOSSES)
 ON INVESTMENTS:
 Net realized
  gains/(losses) on
  investments and foreign
  currency transactions...     16,507,189      4,408,276    5,465,211    (4,168,437)
 Net realized losses on
  futures contracts.......             --       (394,725)          --            --
 Net change in unrealized
  appreciation/depreciation
  of investments, futures
  contracts and
  translation of assets
  and liabilities in
  foreign currencies......   (119,505,890)  (116,377,503)   3,986,424    18,889,406
                            -------------  -------------  -----------   -----------
NET REALIZED AND
 UNREALIZED GAINS/(LOSSES)
 ON INVESTMENTS...........   (102,998,701)  (112,363,952)   9,451,635    14,720,969
                            -------------  -------------  -----------   -----------
INCREASE/(DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS...............  $ (99,098,505) $(109,607,624) $17,658,848   $35,057,507
                            =============  =============  ===========   ===========

-------
(a) For the period from January 1, 2001 through July 31, 2001.

                       See Notes to Financial Statements.

                                  STATEMENTS OF OPERATIONS

                                   Intermediate                 Short Term
                                     Bond Fund                   Bond Fund
                             --------------------------  --------------------------
                             Period ended   Year ended   Period ended   Year ended
                               July 31,    December 31,    July 31,    December 31,
                               2001 (a)        2000        2001 (a)        2000
                             ------------  ------------  ------------  ------------
INVESTMENT INCOME:
 Dividends.................  $   839,331   $  1,609,789  $   368,236   $   350,453
 Interest..................   20,335,551     54,593,018    5,988,692    10,645,434
 Net income from securities
  lending..................      204,649        347,224       12,612        28,968
                             -----------   ------------  -----------   -----------
  Total Investment Income..   21,379,531     56,550,031    6,369,540    11,024,855
                             -----------   ------------  -----------   -----------
EXPENSES:
 Investment advisory fees..    2,219,669      4,416,302      609,053       815,729
 Administration fees.......      728,162      1,446,306      219,683       293,926
 Distribution fees
  (Investment Shares)......       12,517         27,626        5,142         9,845
 Fund accounting fees......       65,304        130,971       21,704        29,106
 Other expenses............      126,851        143,507       60,664        66,159
                             -----------   ------------  -----------   -----------
  Total expenses before
   waivers.................    3,152,503      6,164,712      916,246     1,214,765
  Less: Fees waived
    Administration fees....       (5,948)            --           --            --
    Fund accounting fees...           --        (42,528)          --        (8,209)
    Distribution fees
     (Investment Shares)...           --             --       (2,057)       (3,938)
    Transfer agent fees....       (2,521)            --       (7,672)       (8,868)
                             -----------   ------------  -----------   -----------
  Net Expenses.............    3,144,034      6,122,184      906,517     1,193,750
                             -----------   ------------  -----------   -----------
NET INVESTMENT INCOME......   18,235,497     50,427,847    5,463,023     9,831,105
                             -----------   ------------  -----------   -----------
NET REALIZED AND UNREALIZED
 GAINS/(LOSSES) ON
 INVESTMENTS:
 Net realized
  gains/(losses) on
  investments..............   10,523,223    (10,280,492)   2,044,298    (1,112,315)
 Net change in unrealized
  appreciation/depreciation
  of investments...........   12,959,834     31,271,146    2,990,128     4,114,746
                             -----------   ------------  -----------   -----------
NET REALIZED AND UNREALIZED
 GAINS ON INVESTMENTS......   23,483,057     20,990,654    5,034,426     3,002,431
                             -----------   ------------  -----------   -----------
INCREASE IN NET ASSETS
 RESULTING FROM
 OPERATIONS................  $41,718,554   $ 71,418,501  $10,497,449   $12,833,536
                             ===========   ============  ===========   ===========

-------
(a) For the period from January 1, 2001 through July 31, 2001.

                       See Notes to Financial Statements.

                                  STATEMENTS OF OPERATIONS
[LOGO OF KENT FUNDS]

                                                           Intermediate Tax-Free
                                Tax-Free Income Fund               Fund
                              -------------------------  --------------------------
                              Period ended  Year ended   Period ended   Year ended
                                July 31,   December 31,    July 31,    December 31,
                                2001 (a)       2000        2001 (a)        2000
                              ------------ ------------  ------------  ------------
INVESTMENT INCOME:
 Dividends..................   $  119,883  $   102,977   $   212,275   $   137,505
 Interest...................    3,625,778    7,168,121     7,092,647    14,511,413
                               ----------  -----------   -----------   -----------
  Total Investment Income...    3,745,661    7,271,098     7,304,922    14,648,918
                               ----------  -----------   -----------   -----------
EXPENSES:
 Investment advisory fees...      411,494      741,919       727,561     1,422,796
 Administration fees........      134,979      242,997       262,541       512,640
 Distribution fees
  (Investment Shares).......        1,777        3,932         5,734         7,202
 Fund accounting fees.......       16,655       29,813        29,708        57,860
 Other expenses.............       40,384       57,217        61,751        88,020
                               ----------  -----------   -----------   -----------
  Total expenses before
   waivers..................      605,289    1,075,878     1,087,295     2,088,518
  Less: Fees waived
    Fund accounting fees....           --       (6,754)           --       (15,045)
    Transfer agent fees.....       (9,770)     (10,716)       (9,866)      (12,271)
                               ----------  -----------   -----------   -----------
  Net Expenses..............      595,519    1,058,408     1,077,429     2,061,202
                               ----------  -----------   -----------   -----------
NET INVESTMENT INCOME.......    3,150,142    6,212,690     6,227,493    12,587,716
                               ----------  -----------   -----------   -----------
NET REALIZED AND UNREALIZED
 GAINS/(LOSSES) ON
 INVESTMENTS:
 Net realized gains on
  investments...............    2,263,303    1,706,113     4,088,408     2,030,431
 Net change in unrealized
  appreciation/depreciation
  of investments............     (737,678)   8,166,323      (293,707)    9,034,600
                               ----------  -----------   -----------   -----------
NET REALIZED AND UNREALIZED
 GAINS ON INVESTMENTS.......    1,525,625    9,872,436     3,794,701    11,065,031
                               ----------  -----------   -----------   -----------
INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS..   $4,675,767  $16,085,126   $10,022,194   $23,652,747
                               ==========  ===========   ===========   ===========

-------
(a)  For the period from January 1, 2001 through July 31, 2001.

                       See Notes to Financial Statements.

                                  STATEMENTS OF OPERATIONS

                                 Michigan Municipal
                                      Bond Fund             Money Market Fund
                              ------------------------- --------------------------
                              Period ended  Year ended  Period ended   Year ended
                                July 31,   December 31,   July 31,    December 31,
                                2001 (a)       2000       2001 (a)        2000
                              ------------ ------------ ------------  ------------
INVESTMENT INCOME:
 Dividends..................   $   64,816   $   61,964  $ 1,891,003   $ 3,144,939
 Interest...................    2,374,348    4,681,371   22,404,828    40,494,345
                               ----------   ----------  -----------   -----------
  Total Investment Income...    2,439,164    4,743,335   24,295,831    43,639,284
                               ----------   ----------  -----------   -----------
EXPENSES:
 Investment advisory fees...      233,906      440,639    1,887,544     2,718,142
 Administration fees........       93,773      176,422      851,277     1,222,825
 Distribution fees
  (Investment Shares).......        5,133        9,339       23,793           853
 Fund accounting fees.......       13,441       23,967       73,347       107,963
 Other expenses.............       29,826       41,896      140,385       154,485
                               ----------   ----------  -----------   -----------
  Total expenses before
   waivers..................      376,079      692,263    2,976,346     4,204,268
  Less: Fees waived
    Administration fees.....           --           --     (306,716)     (459,013)
    Fund accounting fees....           --       (5,150)     (70,790)     (101,921)
    Distribution fees
     (Investment Shares)....       (2,053)      (3,736)          --            --
    Transfer agent fees.....      (10,885)     (11,052)          --            --
                               ----------   ----------  -----------   -----------
  Net Expenses..............      363,141      672,325    2,598,840     3,643,334
                               ----------   ----------  -----------   -----------
NET INVESTMENT INCOME.......    2,076,023    4,071,010   21,696,991    39,995,950
                               ----------   ----------  -----------   -----------
NET REALIZED AND UNREALIZED
 GAINS ON INVESTMENTS:
 Net realized gains on
  investments...............      283,425      302,823       47,233            21
 Net change in unrealized
  appreciation/depreciation
  of investments............    1,220,208    1,410,534           --            --
                               ----------   ----------  -----------   -----------
NET REALIZED AND UNREALIZED
 GAINS ON INVESTMENTS.......    1,503,633    1,713,357       47,233            21
                               ----------   ----------  -----------   -----------
INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS..   $3,579,656   $5,784,367  $21,744,224   $39,995,971
                               ==========   ==========  ===========   ===========

-------
(a)  For the period from January 1, 2001 through July 31, 2001.

                       See Notes to Financial Statements.

                                  STATEMENTS OF OPERATIONS
[LOGO OF KENT FUNDS]

                                Government Money        Michigan Municipal Money
                                   Market Fund                 Market Fund
                            --------------------------  -------------------------
                            Period ended   Year ended   Period ended  Year ended
                              July 31,    December 31,    July 31,   December 31,
                              2001 (a)        2000        2001 (a)       2000
                            ------------  ------------  ------------ ------------
INVESTMENT INCOME:
 Dividends................  $   801,764   $   737,691    $  228,369  $   156,749
 Interest.................   11,241,958    16,800,221     5,907,777   11,724,770
                            -----------   -----------    ----------  -----------
  Total Investment
   Income.................   12,043,722    17,537,912     6,136,146   11,881,519
                            -----------   -----------    ----------  -----------
EXPENSES:
 Investment advisory
  fees....................      974,755     1,111,138       707,739    1,133,525
 Administration fees......      439,372       500,069       319,159      509,668
 Distribution fees
  (Investment Shares).....       39,197           337           253           56
 Fund accounting fees.....       39,470        43,578        29,810       46,381
 Other expenses...........       86,072        96,505        56,322       56,038
                            -----------   -----------    ----------  -----------
  Total expenses before
   waivers................    1,578,866     1,751,627     1,113,283    1,745,668
  Less: Fees waived
    Investment advisory
     fees.................     (365,534)     (439,056)           --           --
    Administration fees...     (166,284)     (172,800)     (114,991)    (206,157)
    Fund accounting fees..      (36,557)      (41,664)      (26,543)     (42,503)
    Transfer agent fees...       (8,143)      (10,369)      (12,483)      (6,729)
                            -----------   -----------    ----------  -----------
  Net Expenses............    1,002,348     1,087,738       959,266    1,490,279
                            -----------   -----------    ----------  -----------
NET INVESTMENT INCOME.....   11,041,374    16,450,174     5,176,880   10,391,240
                            -----------   -----------    ----------  -----------
NET REALIZED
 GAINS/(LOSSES) ON
 INVESTMENTS..............          252            --        (9,365)           1
                            -----------   -----------    ----------  -----------
INCREASE IN NET ASSETS
 RESULTING FROM
 OPERATIONS...............  $11,041,626   $16,450,174    $5,167,515  $10,391,241
                            ===========   ===========    ==========  ===========

-------
(a)  For the period from January 1, 2001 through July 31, 2001.

                       See Notes to Financial Statements.

                                  STATEMENTS OF CHANGES IN NET ASSETS

                                               Growth and Income Fund                       Index Equity Fund
                                      ------------------------------------------  ----------------------------------------
                                      Period ended   Year ended     Year ended    Period ended   Year ended    Year ended
                                        July 31,    December 31,   December 31,     July 31,    December 31,  December 31,
                                        2001 (a)        2000           1999         2001 (a)        2000          1999
                                      ------------  ------------   ------------   ------------  ------------  ------------
NET ASSETS at beginning of period...  $672,706,942  $ 880,750,624  $ 878,285,832  $899,577,210  $923,615,656  $809,351,352
                                      ------------  -------------  -------------  ------------  ------------  ------------
Increase/(decrease) in net assets
 resulting from operations:
Net investment income...............     1,376,997      2,594,436      5,636,572     4,319,600     7,350,137     7,820,895
Net realized gains/(losses) on
 investment transactions............    11,315,273     38,593,852     62,171,224    (7,719,811)      239,878    25,507,087
Net realized gains/(losses) on
 futures contracts..................        11,790       (363,488)    (3,007,540)   (2,308,663)     (428,073)     (329,602)
Net change in unrealized
 appreciation/depreciation of
 investments and futures contracts..   (65,339,637)  (125,492,987)    83,278,426   (64,726,461)  (94,723,033)  128,549,533
                                      ------------  -------------  -------------  ------------  ------------  ------------
Increase/(decrease) in net assets
 resulting from operations..........   (52,635,577)   (84,668,187)   148,078,682   (70,435,335)  (87,561,091)  161,547,913
                                      ------------  -------------  -------------  ------------  ------------  ------------
Dividends and distributions to
 shareholders from:
Institutional:
Net investment income...............    (1,235,679)    (2,548,111)    (5,416,138)   (3,712,429)   (7,076,457)   (7,530,646)
In excess of net investment income..            --         (6,222)            --            --            --            --
Net realized gains on investments...    (8,982,797)   (51,163,346)   (33,829,516)           --    (5,820,368)  (18,771,791)
In excess of net realized gains on
 investments........................            --             --             --            --    (4,114,283)           --
                                      ------------  -------------  -------------  ------------  ------------  ------------
Total dividends and distributions --
 Institutional Shares...............   (10,218,476)   (53,717,679)   (39,245,654)   (3,712,429)  (17,011,108)  (26,302,437)
                                      ------------  -------------  -------------  ------------  ------------  ------------
Investment:
Net investment income...............       (71,790)       (57,175)      (205,647)     (141,904)     (239,760)     (287,641)
In excess of net investment income..            --           (140)            --            --            --            --
Net realized gains on investments...      (651,915)    (3,833,904)    (2,250,860)           --      (296,364)     (999,490)
In excess of net realized gains on
 investments........................            --             --             --            --      (209,492)           --
                                      ------------  -------------  -------------  ------------  ------------  ------------
Total dividends and distributions --
 Investment Shares..................      (723,705)    (3,891,219)    (2,456,507)     (141,904)     (745,616)   (1,287,131)
                                      ------------  -------------  -------------  ------------  ------------  ------------
Total dividends and distributions to
 shareholders.......................   (10,942,181)   (57,608,898)   (41,702,161)   (3,854,333)  (17,756,724)  (27,589,568)
                                      ------------  -------------  -------------  ------------  ------------  ------------
Increase/(decrease) from capital
 transactions.......................   (22,946,176)   (65,766,597)  (103,911,729)   31,386,093    81,279,369   (19,694,041)
                                      ------------  -------------  -------------  ------------  ------------  ------------
Increase/(decrease) in net assets...   (86,523,934)  (208,043,682)     2,464,792   (42,903,575)  (24,038,446)  114,264,304
                                      ------------  -------------  -------------  ------------  ------------  ------------
NET ASSETS at end of period.........  $586,183,008  $ 672,706,942  $ 880,750,624  $856,673,635  $899,577,210  $923,615,656
                                      ============  =============  =============  ============  ============  ============

-------
(a)  For the period from January 1, 2001 through July 31, 2001.

                       See Notes to Financial Statements.

                                  STATEMENTS OF CHANGES IN NET ASSETS
[LOGO OF KENT FUNDS]

                                            Large Company Growth Fund                  Small Company Growth Fund
                                      ----------------------------------------  -----------------------------------------
                                      Period ended   Year ended   Period ended  Period ended   Year ended    Year ended
                                        July 31,    December 31,  December 31,    July 31,    December 31,  December 31,
                                        2001 (a)        2000        1999 (b)      2001 (a)        2000          1999
                                      ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS at beginning of period.... $274,587,407  $183,511,880  $         --  $829,989,513  $772,709,655  $ 783,790,477
                                      ------------  ------------  ------------  ------------  ------------  -------------
Increase/(decrease) in net assets
 resulting from operations:
 Net investment income/(loss)........      403,008       774,880       120,200      (746,595)     (938,801)       937,964
 Net realized gains/(losses) on
  investment transactions............  (20,929,947)   (4,378,354)      (10,214)   22,050,749    11,595,675     (3,554,306)
 Net realized gains/(losses) on
  futures contracts..................     (827,720)   (1,642,873)      323,696     1,075,675      (989,500)     2,801,428
 Net change in unrealized
  appreciation/depreciation of
  investments and futures contracts..   (7,582,126)  (37,528,239)   23,613,404   (65,899,278)   (5,904,445)   169,748,364
                                      ------------  ------------  ------------  ------------  ------------  -------------
 Increase/(decrease) in net assets
  resulting from operations..........  (28,936,785)  (42,774,586)   24,047,086   (43,519,449)    3,762,929    169,933,450
                                      ------------  ------------  ------------  ------------  ------------  -------------
Dividends and distributions to
 shareholders from:
Institutional:
 Net investment income...............     (381,723)     (761,144)     (133,404)           --          (816)      (937,948)
 In excess of net investment income..           --            --            --            --       (11,911)            --
 Net realized gains on investments...           --      (144,863)     (154,978)   (2,540,857)   (7,709,880)   (14,995,703)
 In excess of net realized gains on
  investments........................           --      (297,114)           --            --            --       (596,642)
                                      ------------  ------------  ------------  ------------  ------------  -------------
  Total dividends and
   distributions --Institutional
   Shares............................     (381,723)   (1,203,121)     (288,382)   (2,540,857)   (7,722,607)   (16,530,293)
                                      ------------  ------------  ------------  ------------  ------------  -------------
Investment:
 Net investment income...............         (625)         (406)          (62)           --            --             --
 Net realized gains on investments...           --          (265)         (110)      (75,025)     (268,626)      (467,806)
 In excess of net realized gains on
  investments........................           --          (544)           --            --            --        (18,613)
                                      ------------  ------------  ------------  ------------  ------------  -------------
  Total dividends and
   distributions -- Investment
   Shares............................         (625)       (1,215)         (172)      (75,025)     (268,626)      (486,419)
                                      ------------  ------------  ------------  ------------  ------------  -------------
  Total dividends and distributions
   to shareholders...................     (382,348)   (1,204,336)     (288,554)   (2,615,882)   (7,991,233)   (17,016,712)
                                      ------------  ------------  ------------  ------------  ------------  -------------
Increase/(decrease) from capital
 transactions........................   10,593,993   135,054,449   159,753,348   (38,097,411)   61,508,162   (163,997,560)
                                      ------------  ------------  ------------  ------------  ------------  -------------
 Increase/(decrease) in net assets...  (18,725,140)   91,075,527   183,511,880   (84,232,742)   57,279,858    (11,080,822)
                                      ------------  ------------  ------------  ------------  ------------  -------------
NET ASSETS at end of period.......... $255,862,267  $274,587,407  $183,511,880  $745,756,771  $829,989,513  $ 772,709,655
                                      ============  ============  ============  ============  ============  =============

-------
(a)  For the period from January 1, 2001 through July 31, 2001.
(b) For the period from October 19, 1999 (commencement of operations) to December 31, 1999.

                       See Notes to Financial Statements.

                                  STATEMENTS OF CHANGES IN NET ASSETS

                                   International Growth Fund                         Income Fund
                            ------------------------------------------  ----------------------------------------
                            Period ended    Year ended     Year ended   Period ended   Year ended    Year ended
                              July 31,     December 31,   December 31,    July 31,    December 31,  December 31,
                              2001 (a)         2000           1999        2001 (a)        2000          1999
                            ------------   ------------   ------------  ------------  ------------  ------------
NET ASSETS at beginning of
 period...................  $ 602,268,722  $ 594,847,537  $540,889,186  $301,755,503  $305,630,512  $241,646,346
                            -------------  -------------  ------------  ------------  ------------  ------------
Increase/(decrease) in net
 assets resulting from
 operations:
Net investment income.....      3,900,196      2,756,328     3,840,882     8,207,213    20,336,538    17,406,682
Net realized
 gains/(losses) on
 investments and foreign
 currency transactions....     16,507,189      4,408,276    10,022,188     5,465,211    (4,168,437)   (6,701,014)
Net realized losses on
 futures contracts........             --       (394,725)           --            --            --            --
Net change in unrealized
 appreciation/depreciation
 of investments, futures
 contracts and translation
 of assets and liabilities
 in foreign currencies....   (119,505,890)  (116,377,503)  123,104,119     3,986,424    18,889,406   (22,407,559)
                            -------------  -------------  ------------  ------------  ------------  ------------
Increase/(decrease) in net
 assets resulting from
 operations...............    (99,098,505)  (109,607,624)  136,967,189    17,658,848    35,057,507   (11,701,891)
                            -------------  -------------  ------------  ------------  ------------  ------------
Dividends and
 distributions to
 shareholders from:
Institutional:
Net investment income.....     (1,401,176)    (1,902,974)   (3,751,764)   (9,803,755)  (19,702,640)  (16,763,277)
In excess of net
 investment income........             --             --       (32,244)           --            --        (3,048)
Net realized gains on
 investments..............             --    (11,154,898)  (21,132,304)           --            --            --
In excess of net realized
 gains on investments.....             --     (1,511,856)           --            --            --      (278,297)
                            -------------  -------------  ------------  ------------  ------------  ------------
Total dividends and
 distributions --
 Institutional Shares.....     (1,401,176)   (14,569,728)  (24,916,312)   (9,803,755)  (19,702,640)  (17,044,622)
                            -------------  -------------  ------------  ------------  ------------  ------------
Investment:
Net investment income.....        (38,489)       (16,663)      (89,117)     (207,030)     (593,993)     (643,405)
In excess of net
 investment income........             --             --          (766)           --            --          (117)
Net realized gains on
 investments..............             --       (317,732)     (495,222)           --            --            --
In excess of net realized
 gains on investments.....             --        (43,063)           --            --            --       (12,034)
                            -------------  -------------  ------------  ------------  ------------  ------------
Total dividends and
 distributions --
 Investment Shares........        (38,489)      (377,458)     (585,105)     (207,030)     (593,993)     (655,556)
                            -------------  -------------  ------------  ------------  ------------  ------------
Total dividends and
 distributions to
 shareholders.............     (1,439,665)   (14,947,186)  (25,501,417)  (10,010,785)  (20,296,633)  (17,700,178)
                            -------------  -------------  ------------  ------------  ------------  ------------
Increase/(decrease) from
 capital transactions.....    (15,940,669)   131,975,995   (57,507,421)  (21,419,105)  (18,635,883)   93,386,235
                            -------------  -------------  ------------  ------------  ------------  ------------
Increase/(decrease) in net
 assets...................   (116,478,839)     7,421,185    53,958,351   (13,771,042)   (3,875,009)   63,984,166
                            -------------  -------------  ------------  ------------  ------------  ------------
NET ASSETS at end of
 period...................  $ 485,789,883  $ 602,268,722  $594,847,537  $287,984,461  $301,755,503  $305,630,512
                            =============  =============  ============  ============  ============  ============

-------
(a)  For the period from January 1, 2001 through July 31, 2001.

                       See Notes to Financial Statements.

                                  STATEMENTS OF CHANGES IN NET ASSETS
[LOGO OF KENT FUNDS]

                                    Intermediate Bond Fund                      Short Term Bond Fund
                            -----------------------------------------  ----------------------------------------
                            Period ended   Year ended     Year ended   Period ended   Year ended    Year ended
                              July 31,    December 31,   December 31,    July 31,    December 31,  December 31,
                              2001 (a)        2000           1999        2001 (a)        2000          1999
                            ------------  ------------   ------------  ------------  ------------  ------------
NET ASSETS at beginning of
 period...................  $723,575,431  $ 855,056,723  $897,892,875  $173,295,525  $176,777,192  $145,355,056
                            ------------  -------------  ------------  ------------  ------------  ------------
Increase/(decrease) in net
 assets resulting from
 operations:
 Net investment income....    18,235,497     50,427,847    50,281,025     5,463,023     9,831,105     8,574,181
 Net realized
  gains/(losses) on
  investment
  transactions............    10,523,223    (10,280,492)  (14,169,768)    2,044,298    (1,112,315)     (292,208)
 Net change in unrealized
  appreciation/depreciation
  of investments..........    12,959,834     31,271,146   (47,446,428)    2,990,128     4,114,746    (4,657,164)
                            ------------  -------------  ------------  ------------  ------------  ------------
 Increase/(decrease) in
  net assets resulting
  from operations.........    41,718,554     71,418,501   (11,335,171)   10,497,449    12,833,536     3,624,809
                            ------------  -------------  ------------  ------------  ------------  ------------
Dividends and
 distributions to
 shareholders from:
Institutional:
 Net investment income....   (23,303,924)   (49,678,715)  (49,870,692)   (6,878,085)   (9,585,295)   (8,295,526)
 In excess of net
  investment income.......            --             --       (10,961)           --            --            --
                            ------------  -------------  ------------  ------------  ------------  ------------
  Total dividends and
   distributions --
   Institutional Shares...   (23,303,924)   (49,678,715)  (49,881,653)   (6,878,085)   (9,585,295)   (8,295,526)
                            ------------  -------------  ------------  ------------  ------------  ------------
Investment:
 Net investment income....      (277,873)      (665,799)     (654,403)     (113,030)     (229,130)     (275,645)
 In excess of net
  investment income.......            --             --          (144)           --            --            --
                            ------------  -------------  ------------  ------------  ------------  ------------
  Total dividends and
   distributions --
   Investment Shares......      (277,873)      (665,799)     (654,547)     (113,030)     (229,130)     (275,645)
                            ------------  -------------  ------------  ------------  ------------  ------------
  Total dividends and
   distributions to
   shareholders...........   (23,581,797)   (50,344,514)  (50,536,200)   (6,991,115)   (9,814,425)   (8,571,171)
                            ------------  -------------  ------------  ------------  ------------  ------------
Increase/(decrease) from
 capital transactions.....   (69,673,740)  (152,555,279)   19,035,219    59,981,844    (6,500,778)   36,368,498
                            ------------  -------------  ------------  ------------  ------------  ------------
 Increase/(decrease) in
  net assets..............   (51,536,983)  (131,481,292)  (42,836,152)   63,488,178    (3,481,667)   31,422,136
                            ------------  -------------  ------------  ------------  ------------  ------------
NET ASSETS at end of
 period...................  $672,038,448  $ 723,575,431  $855,056,723  $236,783,703  $173,295,525  $176,777,192
                            ============  =============  ============  ============  ============  ============

-------
(a) For the period from January 1, 2001 through July 31, 2001.

                       See Notes to Financial Statements.

                                  STATEMENTS OF CHANGES IN NET ASSETS

                                     Tax-Free Income Fund                   Intermediate Tax-Free Fund
                            ----------------------------------------  ----------------------------------------
                            Period ended   Year ended    Year ended   Period ended   Year ended    Year ended
                              July 31,    December 31,  December 31,    July 31,    December 31,  December 31,
                              2001 (a)        2000          1999        2001 (a)        2000          1999
                            ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS at beginning of
 period...................  $134,662,855  $123,606,111  $130,170,230  $259,914,932  $306,693,718  $300,521,904
                            ------------  ------------  ------------  ------------  ------------  ------------
Increase/(decrease) in net
 assets resulting from
 operations:
 Net investment income....     3,150,142     6,212,690     5,442,101     6,227,493    12,587,716    13,122,259
 Net realized
  gains/(losses) on
  investment
  transactions............     2,263,303     1,706,113    (1,090,627)    4,088,408     2,030,431    (1,498,246)
 Net change in unrealized
  appreciation/depreciation
  of investments..........      (737,678)    8,166,323    (8,469,132)     (293,707)    9,034,600   (14,931,504)
                            ------------  ------------  ------------  ------------  ------------  ------------
 Increase/(decrease) in
  net assets resulting
  from operations.........     4,675,767    16,085,126    (4,117,658)   10,022,194    23,652,747    (3,307,491)
                            ------------  ------------  ------------  ------------  ------------  ------------
Dividends and
 distributions to
 shareholders from:
Institutional:
 Net investment income....    (3,122,108)   (6,139,934)   (5,367,030)   (5,843,109)  (12,515,752)  (12,913,338)
 In excess of net
  investment income.......            --            --        (1,169)           --       (10,174)       (2,699)
 Net realized gains on
  investments.............      (606,786)           --            --      (497,540)           --            --
 In excess of net realized
  gains on investments....            --            --      (108,848)           --            --      (297,654)
                            ------------  ------------  ------------  ------------  ------------  ------------
  Total dividends and
   distributions --
   Institutional Shares...    (3,728,894)   (6,139,934)   (5,477,047)   (6,340,649)  (12,525,926)  (13,213,691)
                            ------------  ------------  ------------  ------------  ------------  ------------
Investment:
 Net investment income....       (27,471)      (68,732)      (75,485)      (86,970)     (120,839)     (163,183)
 In excess of net
  investment income.......            --            --           (16)           --           (98)          (34)
 Net realized gains on
  investments.............        (5,342)           --            --        (5,194)           --            --
 In excess of net realized
  gains on investments....            --            --        (1,661)           --            --        (3,898)
                            ------------  ------------  ------------  ------------  ------------  ------------
  Total dividends and
   distributions --
   Investment Shares......       (32,813)      (68,732)      (77,162)      (92,164)     (120,937)     (167,115)
                            ------------  ------------  ------------  ------------  ------------  ------------
  Total dividends and
   distributions to
   shareholders...........    (3,761,707)   (6,208,666)   (5,554,209)   (6,432,813)  (12,646,863)  (13,380,806)
                            ------------  ------------  ------------  ------------  ------------  ------------
Increase/(decrease) from
 capital transactions.....    (9,081,005)    1,180,284     3,107,748   (20,371,126)  (57,784,670)   22,860,111
                            ------------  ------------  ------------  ------------  ------------  ------------
 Increase/(decrease) in
  net assets..............    (8,166,945)   11,056,744    (6,564,119)  (16,781,745)  (46,778,786)    6,171,814
                            ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS at end of
 period...................  $126,495,910  $134,662,855  $123,606,111  $243,133,187  $259,914,932  $306,693,718
                            ============  ============  ============  ============  ============  ============

-------
(a) For the period from January 1, 2001 through July 31, 2001.

                       See Notes to Financial Statements.

                                  STATEMENTS OF CHANGES IN NET ASSETS
[LOGO OF KENT FUNDS]

                                    Michigan Municipal
                                        Bond Fund                             Money Market Fund
                          ----------------------------------------  ----------------------------------------
                          Period ended   Year ended    Year ended   Period ended   Year ended    Year ended
                            July 31,    December 31,  December 31,    July 31,    December 31,  December 31,
                            2001 (a)        2000          1999        2001 (a)        2000          1999
                          ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS at beginning
 of period..............  $91,555,121   $106,985,205  $123,902,863  $730,383,701  $656,911,792  $697,127,619
                          -----------   ------------  ------------  ------------  ------------  ------------
Increase/(decrease) in
 net assets resulting
 from operations:
 Net investment income..    2,076,023      4,071,010     4,611,338    21,696,991    39,995,950    31,499,445
 Net realized
  gains/(losses) on
  investment
  transactions..........      283,425        302,823        41,857        47,233            21          (162)
 Net change in
  unrealized
  appreciation/
  depreciation of
  investments...........    1,220,208      1,410,534    (3,892,509)           --            --            --
                          -----------   ------------  ------------  ------------  ------------  ------------
 Increase in net assets
  resulting from
  operations............    3,579,656      5,784,367       760,686    21,744,224    39,995,971    31,499,283
                          -----------   ------------  ------------  ------------  ------------  ------------
Dividends and
 distributions to
 shareholders from:
Institutional:
 Net investment income..   (1,996,897)    (3,957,578)   (4,434,362)  (21,300,600)  (39,894,678)  (31,404,991)
 In excess of net
  investment income.....           --        (44,528)         (175)           --            --            --
 Net realized gains on
  investments...........     (104,563)      (126,960)      (12,125)           --            --            --
                          -----------   ------------  ------------  ------------  ------------  ------------
  Total dividends and
   distributions --
   Institutional
   Shares...............   (2,101,460)    (4,129,066)   (4,446,662)  (21,300,600)  (39,894,678)  (31,404,991)
                          -----------   ------------  ------------  ------------  ------------  ------------
Investment:
 Net investment income..      (79,023)      (151,534)     (197,142)     (396,390)     (101,272)      (94,454)
 In excess of net
  investment income.....           --         (1,705)           (8)           --            --            --
 Net realized gains on
  investments...........       (4,170)        (5,368)         (534)           --            --            --
                          -----------   ------------  ------------  ------------  ------------  ------------
  Total dividends and
   distributions --
   Investment Shares....      (83,193)      (158,607)     (197,684)     (396,390)     (101,272)      (94,454)
                          -----------   ------------  ------------  ------------  ------------  ------------
  Total dividends and
   distributions to
   shareholders.........   (2,184,653)    (4,287,673)   (4,644,346)  (21,696,990)  (39,995,950)  (31,499,445)
                          -----------   ------------  ------------  ------------  ------------  ------------
Increase/(decrease) from
 capital transactions...   (8,825,090)   (16,926,778)  (13,033,998)   65,612,874    73,471,888   (40,215,665)
                          -----------   ------------  ------------  ------------  ------------  ------------
 Increase/(decrease) in
  net assets............   (7,430,087)   (15,430,084)  (16,917,658)   65,660,108    73,471,909   (40,215,827)
                          -----------   ------------  ------------  ------------  ------------  ------------
NET ASSETS at end of
 period.................  $84,125,034   $ 91,555,121  $106,985,205  $796,043,809  $730,383,701  $656,911,792
                          ===========   ============  ============  ============  ============  ============

-------
(a) For the period from January 1, 2001 through July 31, 2001.

                       See Notes to Financial Statements.

                                  STATEMENTS OF CHANGES IN NET ASSETS

                                        Government                            Michigan Municipal
                                    Money Market Fund                         Money Market Fund
                          ----------------------------------------  ----------------------------------------
                          Period ended   Year ended    Year ended   Period ended   Year ended    Year ended
                            July 31,    December 31,  December 31,    July 31,    December 31,  December 31,
                            2001 (a)        2000          1999        2001 (a)        2000          1999
                          ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS at beginning
 of period..............  $311,595,654  $215,520,656  $167,015,544  $295,379,371  $293,276,959  $323,617,493
                          ------------  ------------  ------------  ------------  ------------  ------------
Increase in net assets
 resulting from
 operations:
 Net investment income..    11,041,374    16,450,174     9,453,668     5,176,880    10,391,240     8,826,013
 Net realized
  gains/(losses) on
  investment
  transactions..........           252            --            --        (9,365)            1            --
                          ------------  ------------  ------------  ------------  ------------  ------------
 Increase in net assets
  resulting from
  operations............    11,041,626    16,450,174     9,453,668     5,167,515    10,391,241     8,826,013
                          ------------  ------------  ------------  ------------  ------------  ------------
Dividends and
 distributions to
 shareholders from:
Institutional:
 Net investment income..   (10,402,130)  (16,436,987)   (9,447,725)   (5,174,178)  (10,379,214)   (8,806,391)
                          ------------  ------------  ------------  ------------  ------------  ------------
  Total dividends and
   distributions--
   Institutional
   Shares...............   (10,402,130)  (16,436,987)   (9,447,725)   (5,174,178)  (10,379,214)   (8,806,391)
                          ------------  ------------  ------------  ------------  ------------  ------------
Investment:
 Net investment income..      (639,244)      (13,187)       (5,943)       (2,702)      (12,026)      (19,621)
                          ------------  ------------  ------------  ------------  ------------  ------------
  Total dividends and
   distributions--
   Investment Shares....      (639,244)      (13,187)       (5,943)       (2,702)      (12,026)      (19,621)
                          ------------  ------------  ------------  ------------  ------------  ------------
  Total dividends and
   distributions to
   shareholders.........   (11,041,374)  (16,450,174)   (9,453,668)   (5,176,880)  (10,391,240)   (8,826,012)
                          ------------  ------------  ------------  ------------  ------------  ------------
Increase/(decrease) from
 capital transactions...   134,420,324    96,074,998    48,505,112    22,387,773     2,102,411   (30,340,535)
                          ------------  ------------  ------------  ------------  ------------  ------------
 Increase/(decrease) in
  net assets............   134,420,576    96,074,998    48,505,112    22,378,408     2,102,412   (30,340,534)
                          ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS at end of
 period.................  $446,016,230  $311,595,654  $215,520,656  $317,757,779  $295,379,371  $293,276,959
                          ============  ============  ============  ============  ============  ============

-------
(a) For the period from January 1, 2001 through July 31, 2001.

                       See Notes to Financial Statements.

                                  NOTES TO FINANCIAL STATEMENTS
[LOGO OF KENT FUNDS]


1. Organization

 The Kent Funds (the "Trust") was organized as a Massachusetts business trust on May 9, 1986, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest without par value. The Trust may issue more than one series of shares and it may create one or more classes of shares within each series. Each share in each series or class has identical voting, dividend, liquidation and other rights, except in matters affecting only a particular series or class, in which case only shares of the affected series or class are entitled to vote. As of the date of this report, the Trust offered fifteen separate series, each with its own investment objective.

 The accompanying financial statements and financial highlights are those of the following: Kent Growth and Income Fund, Kent Index Equity Fund, Kent Large Company Growth Fund, Kent Small Company Growth Fund, Kent International Growth Fund, Kent Income Fund, Kent Intermediate Bond Fund, Kent Short Term Bond Fund, Kent Tax-Free Income Fund, Kent Intermediate Tax-Free Fund, Kent Michi-gan Municipal Bond Fund, Kent Money Market Fund, Kent Government Money Market Fund and Kent Michigan Municipal Money Market Fund (individually, a "Fund" and collectively, the "Funds"). Each fund currently offers two classes of shares:
Investment Shares and Institutional Shares.

 During the current year, the Fund changed its fiscal year end to July 31.

2. Significant Accounting Policies

 The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual amounts could differ from those estimates.

Security Valuation: Securities in the Money Market Fund, Government Money Mar-ket Fund and Michigan Municipal Money Market Fund (the "Money Market Funds") are valued utilizing the amortized cost valuation method permitted in accor-dance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing a security initially at its cost on the date of pur-chase and thereafter assuming a constant amortization to maturity of the dif-ference between the principal amount due at maturity and initial cost. Invest-ments in investment companies are valued at their respective net asset values as reported by such companies.

 In the Income Fund, Intermediate Bond Fund, Short Term Bond Fund, Tax-Free Income Fund, Intermediate Tax-Free Fund and Michigan Municipal Bond Fund, cor-porate debt securities, municipal securities and debt securities of the U.S. government and its agencies (other than short-term investments maturing in 60 days or less) are valued on the basis of valuations provided by dealers or by an independent pricing service selected by the Funds' investment adviser ("Ad-visor") and approved by the Board of Trustees. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates value. Investments in investment companies are valued at their respective net asset values as reported by such companies. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board of Trustees.

 The Growth and Income Fund, Index Equity Fund, Large Company Growth Fund, Small Company Growth Fund and International Growth Fund value listed securi-ties at the last sales price on the principal exchange where such securities are traded. Listed securities for which last sales prices are not available are valued at the last bid price. Unlisted securities on the National Market System are valued at the last sales price or, in the absence of any sales, the last bid price in the principal market where such securities trade. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value. Investments in investment companies are valued at their respective net asset values as reported by such companies. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Repurchase Agreements: Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Secu-rities subject to repurchase agreements are held either by the Trust's custo-dian and other banks acting in a subcustodian capacity or in the Federal Reserve/Treasury Book--Entry System. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of the default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign Currency Translation: Investments and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Realized gains and losses on for-eign investments and foreign income and expenses are converted into U.S. dol-lars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

 Foreign currency-denominated receivables and payables are "marked-to-market" using the current exchange rate. The fluctuation between the original exchange rate and the current exchange rate is recorded as unrealized currency gain or loss. Upon receipt of payment, a Fund realizes a gain or loss on foreign cur-rency amounting to the difference between the original value and the ending value of the receivable or payable.

Futures Contracts: The Funds (except for the Money Market Funds) may invest in futures contracts. The use of futures contracts involves, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular classes of instru-ments. Risks include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and inter-est rates. Risks may also arise if there is an illiquid secondary market for the instruments or if counterparties are unable to perform under the terms of the contract.

 To the extent that a Fund enters into futures contracts on an index or group of securities, the Fund exposes itself to an indeterminate liability. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount ("initial margin") equal to a certain percentage of the contract value with a broker. Subsequent payments ("variation margin") equal to changes in the daily settlement price or last sale on the exchanges where they trade are paid or received each day and are recorded as a gain or loss on futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Forward Foreign Currency Exchange Contracts: The International Growth Fund may enter into forward foreign currency exchange contracts. The purpose of these contracts is to hedge against fluctuation in the value of the underlying cur-rency of certain Fund investments. A forward foreign currency exchange con-tract is an agreement to purchase or sell a specified currency at a specified price on a future date. Risks associated with the contract include changes in the value of the foreign currency relative to the U.S. dollar and/or the counterparty's potential inability to perform under the contract.

 The forward foreign currency exchange contracts are valued daily using the current exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Realized gains or losses are recog-nized when entering a closing or offsetting forward foreign currency exchange contract with the same settlement date and broker.

Forward Commitments and When-Issued Securities: Each Fund may purchase secu-rities on a "when-issued" basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commit-ment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settle-ment date.

 Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

 When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will segregate cash or other liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commit-ments. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued and forward commitment transactions.

Securities Lending: Each Fund may lend portfolio securities valued up to one-third of its total assets (including the value of the collateral received for the loan), pursuant to agreements requiring that the loan be continuously secured by collateral, which may consist of cash, securities issued or guaran-teed by the U.S. Government or its agencies or instrumentalities, irrevocable bank letters of credit or any other liquid high-grade short-term instrument approved for use as collateral by the Securities and Exchange Commission (or any combination there of). The Funds continue to earn interest on securities loaned while simultaneously seeking to earn interest on the investment of col-lateral. Collateral is marked to market daily to provide a level of collateral at least equal to the prior day market value of securities loaned.

 When cash is received as collateral for securities loaned, the Funds may invest such cash in short-term U.S. Government

[LOGO OF KENT FUNDS]

securities, repurchase agreements, or other securities with maturities equal to or less than maturity date of the applicable lending transaction. The cash or subsequent short-term investments are recorded as assets of the Funds, off-set by a corresponding liability to repay the cash at the termination of the loan. Fixed income securities received as collateral are not recorded as an asset or liability of the Fund because the Fund does not have effective con-trol of such securities.

 There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financial-ly. However, loans will be made only to borrowers deemed by the Advisor to be of good standing under guidelines established by the Board of Trustees and when, in the Advisor's judgment, the income to be earned from the loan justi-fies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. As of July 31, 2001, the following Funds had securities on loan with the following market values and collateral amounts (amounts in thou-sands):

                                                                    Market Value
                                                      Market Value   of Loaned
                                                      Of Collateral  Securities
                                                      ------------- ------------
Growth and Income Fund...............................    $11,996      $11,614
Index Equity Fund....................................     22,939       21,882
Small Company Growth Fund............................     77,490       73,887
International Growth Fund............................     45,785       43,307
Income Fund..........................................     16,680       16,415
Intermediate Bond Fund...............................    116,707      114,517
Short Term Bond Fund.................................     15,768       15,386

 At July 31, 2001, each Fund's loaned securities were fully collateralized by cash, which was reinvested in short-term securities.

Mortgage Dollar Roll Transactions: The Bond Funds, Municipal Bond Funds and Money Market Funds may engage in dollar roll transactions. In a dollar roll transaction, the Fund sells a mortgage backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Fund will not be entitled to receive any interest or principal paid on the securities sold. The Fund is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. When a Fund enters into a mortgage dollar roll transaction, the Fund will hold and maintain in a separate account until the settlement date, cash or other liquid assets in an amount equal to the forward purchase price. At July 31, 2001, no Funds were engaged in dollar roll transactions.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes the amor-tization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Expenses: Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one series of the Trust are allocated among the respective series based upon relative net assets or another appropriate basis. In addition, investors in Investment Shares will pay the expenses directly attributable to the Investment Shares as a class, and investors in Institutional Shares will pay the expenses directly attribut-able to the Institutional Shares as a class.

Dividends and Distributions to Shareholders: The Money Market Funds declare dividends daily from net investment income and pay such dividends monthly. The remaining Funds declare and distribute dividends from net investment income monthly, with the exception of the Growth and Income Fund, Index Equity Fund, and Large Company Growth Fund which declare and pay dividends quarterly while Small Company Growth Fund and International Growth Fund declare and pay divi-dends annually. Net realized capital gains, if any, are distributed at least annually.

 The amounts of income and capital gains to be distributed are determined in accordance with income tax regulations. Such amounts may vary from income and capital gains recognized in accordance with accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these dif-ferences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, distributions and premium amortization on debt securities) such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifi-cation. Dividends and distributions to shareholders which exceed net invest-ment income and net realized gains for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of paid-in-capital.


Federal Income Taxes: For federal income tax purposes, each Fund is treated as a separate entity for the purpose of determining its qualification as a regu-lated investment company under the Internal Revenue Code (the "Code"). It is the policy of each Fund to continue to meet the requirements of the Code applicable to regulated investment companies, including the requirement that it distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

 Withholding taxes on foreign dividends have been paid or provided for in accordance with the applicable country's tax rules and rates.

3. Related Party Transactions

 On April 2, 2001, Old Kent Financial Corporation merged with Fifth Third Financial Corporation (the "Merger"). As a result of the Merger, the invest-ment advisory agreement between the Funds and Lyon Street Asset Management Company ("Lyon Street") automatically terminated. On February 13, 2001, the Board of Trustees of the Funds approved an interim investment advisory agree-ment pursuant to which Fifth Third Bank ("Fifth Third") became the advisor to the Funds effective on the date of the Merger.

 On April 30, 2001, Fifth Third reorganized its investment advisory division as Fifth Third Asset Management Inc., a separate, wholly owned subsidiary of Fifth Third. Fifth Third Asset Management Inc. replaced Fifth Third as the investment adviser to the Kent Funds. As of April 30, 2001, management and investment advisory personnel of Fifth Third that provided investment manage-ment services to Kent Funds began to do so as the personnel of Fifth Third Asset Management Inc.

 At a meeting held on April 12, 2001, the Board of Trustees of the Funds approved a new investment advisory agreement between the Funds and Fifth Third Asset Management Inc. subject to approval of the agreement by the shareholders of the Funds at a meeting held on July 27, 2001. The Advisor is entitled to receive a fee, computed daily and paid monthly, based on each Fund's average daily net assets as follows: 0.70 percent for the Growth and Income Fund, Large Company Growth Fund and Small Company Growth Fund, 0.75 percent for the International Growth Fund, 0.30 percent for the Index Equity Fund, 0.50 per-cent for the Short Term Bond Fund and Intermediate Tax-Free Fund, 0.55 percent for the Intermediate Bond Fund and Tax-Free Income Fund, 0.60 percent for the Income Fund, 0.45 percent for the Michigan Municipal Bond Fund and 0.40 per-cent for the Money Market Fund, Government Money Market Fund and Michigan Municipal Money Market Fund.

 Prior to April 2, 2001, Lyon Street served as advisor to the Funds under the same terms and conditions as the above mentioned agreements.

 On April 2, 2001, Fifth Third assumed duties and obligations of Old Kent Securities Corporation ("OKSC") under the Administrative, Fund Accounting and Transfer Agency Agreements with the Kent Funds. Fifth Third Bank is located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263. As compensation for the services and facilities provided to the Trust pursuant to the Administration Agreement, Fifth Third is entitled to receive an annual fee, payable monthly as one twelfth of the annual fee, based on the Trust's aggregate average daily net assets as follows: up to $5.0 billion-0.185% of such assets; between $5.0 and $7.5 billion-0.165% of such assets; and over $7.5 billion-0.135% of such assets, provided, however, that such annual fee shall be subject to an annual minimum fee of $45,000 per Fund that is applicable to Funds of the Trust. As compensation for the services provided to the Trust pursuant to the Fund Accounting Agreement, Fifth Third is entitled to receive a fee computed daily at the annual rate of 0.015% of the Trust's average daily net assets, provid-ed, however, that such annual fee shall be subject to an annual minimum fee of $5,000 per Fund that is applicable to certain Funds of the Trust. As compensa-tion for the services provided to the Trust pursuant to the Transfer Agency Agreement, Fifth Third is entitled to receive an annual fee of $16.50 per account for active accounts and $7.50 per account for closed accounts, provid-ed, however, that such annual fee shall be subject to an annual minimum fee of $15,000 per Fund that is applicable to certain Funds of the Trust.

 BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 ("BISYS"), provides certain administrative services to the Trust pursuant to agreements between Fifth Third and BISYS. As compensation for the services provided under the Sub-Administration Agreement, Sub-Fund Accounting Agreement and Sub-Transfer Agency Agreement, BISYS is entitled to receive a fee from Fifth Third computed daily as a percentage of the Trust's average daily net assets. Pursuant to the Sub-Transfer Agency Agreement, BISYS is also entitled to receive from Fifth Third per account annual processing fees for all Trust accounts in excess of 22,000 accounts. The fees paid to BISYS by Fifth Third for such services come out of Fifth Third's fees and are not an additional charge to the Funds.

 Prior to April 2, 2001, OKSC provided the services mentioned above under the same terms and conditions of the above mentioned agreements.

 Kent Funds Distributors, Inc. ("KFDI"), 3435 Stelzer Road, Columbus, Ohio 43219, is the distributor of the Funds' shares. KFDI and BISYS are each a wholly-owned subsidiary of the BISYS Group, Inc.

 The Trust has adopted a distribution plan (the "Plan") on behalf of the Investment Shares of the Funds pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for payments to the Funds' distributor of up to 0.25% of the average daily net assets of the Investment Shares of the Funds.

[LOGO OF KENT FUNDS]


 Certain officers of the Trust are affiliated with BISYS and Fifth Third. Such officers receive no direct payments or fees from the Trust for serving as offi-cers. A deferred compensation plan is available to trustees. As of July 31, 2001, $127,930 in compensation has been deferred.

 Expenses for the Trust include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm serves as Assistant Secretary of the Trust.

4. Capital Share Transactions

 Transactions in shares of the Funds are summarized below:

                                  Growth and Income Fund                         Index Equity Fund
                         ------------------------------------------  -------------------------------------------
                         Period ended   Year ended     Year ended    Period ended    Year ended     Year ended
                           July 31,    December 31,   December 31,     July 31,     December 31,   December 31,
                           2001 (a)        2000           1999         2001 (a)         2000           1999
                         ------------  ------------   ------------   ------------   ------------   ------------
DOLLAR AMOUNTS
Institutional:
 Shares issued.......... $ 68,755,119  $ 165,613,875  $ 277,819,798  $ 146,668,945  $ 257,816,998  $ 199,778,408
 Reinvestment of
  distributions.........    3,672,739     20,641,406     15,842,666      2,843,326     13,119,006     20,227,589
 Shares redeemed........  (90,744,923)  (252,012,517)  (398,650,525)  (116,131,280)  (185,813,133)  (242,642,155)
                         ------------  -------------  -------------  -------------  -------------  -------------
  Net increase
   (decrease) from
   Institutional capital
   transactions.........  (18,317,065)   (65,757,236)  (104,988,061)    33,380,991     85,122,871    (22,636,158)
                         ------------  -------------  -------------  -------------  -------------  -------------
Investment:
 Shares issued..........    2,715,802     22,109,284     17,701,397      3,102,023     14,620,202     13,670,782
 Reinvestment of
  distributions.........      698,913      3,802,188      2,410,451        134,891        726,531      1,267,722
 Shares redeemed........   (8,043,826)   (25,920,833)   (19,035,516)    (5,231,812)   (19,190,235)   (11,996,387)
                         ------------  -------------  -------------  -------------  -------------  -------------
  Net increase
   (decrease) from
   Investment capital
   transactions.........   (4,629,111)        (9,361)     1,076,332     (1,994,898)    (3,843,502)     2,942,117
                         ------------  -------------  -------------  -------------  -------------  -------------
  Total net increase
   (decrease) from
   capital
   transactions......... $(22,946,176) $ (65,766,597) $(103,911,729) $  31,386,093  $  81,279,369  $ (19,694,041)
                         ============  =============  =============  =============  =============  =============
SHARE ACTIVITY
Institutional:
 Shares issued..........    4,501,086      8,874,567     14,599,481      6,215,349      9,522,262      7,671,249
 Reinvestment of
  distributions.........      252,997      1,090,169        826,101        126,222        475,123        759,240
 Shares redeemed........   (5,764,376)   (13,131,374)   (21,073,132)    (4,909,178)    (6,762,488)    (9,310,489)
                         ------------  -------------  -------------  -------------  -------------  -------------
  Net increase
   (decrease) from
   Institutional share
   transactions.........   (1,010,293)    (3,166,638)    (5,647,550)     1,432,393      3,234,897       (880,000)
                         ------------  -------------  -------------  -------------  -------------  -------------
Investment:
 Shares issued..........      178,107      1,198,508        927,802        131,463        533,481        521,404
 Reinvestment of
  distributions.........       48,601        204,345        126,161          5,992         26,124         47,372
 Shares redeemed........     (519,411)    (1,417,325)      (994,683)      (220,805)      (703,705)      (455,348)
                         ------------  -------------  -------------  -------------  -------------  -------------
  Net increase
   (decrease) from
   Investment share
   transactions.........     (292,703)       (14,472)        59,280        (83,350)      (144,100)       113,428
                         ------------  -------------  -------------  -------------  -------------  -------------
  Total net increase
   (decrease) from share
   transactions.........   (1,302,996)    (3,181,110)    (5,588,270)     1,349,043      3,090,797       (766,572)
                         ============  =============  =============  =============  =============  =============

-------
(a) For the period from January 1, 2001 through July 31, 2001.

[LOGO OF KENT FUNDS]

Capital Share Transactions

 Transactions in shares of the Funds are summarized below:

                               Large Company Growth Fund                   Small Company Growth Fund
                         ----------------------------------------  -------------------------------------------
                         Period ended   Year ended   Period ended  Period ended    Year ended     Year ended
                           July 31,    December 31,  December 31,    July 31,     December 31,   December 31,
                           2001 (a)        2000        1999 (b)      2001 (a)         2000           1999
                         ------------  ------------  ------------  ------------   ------------   ------------
DOLLAR AMOUNTS
Institutional:
 Shares issued.......... $ 63,823,802  $186,861,465  $169,096,866  $ 137,933,642  $ 295,468,117  $ 154,201,918
 Shares issued in
  conversion............           --            --       940,516             --             --             --
 Reinvestment of
  distributions.........      182,594       626,488       166,586      1,247,383      3,772,717      8,812,315
 Shares redeemed........  (53,495,423)  (52,866,304)  (10,690,724)  (175,147,562)  (236,942,015)  (324,647,618)
                         ------------  ------------  ------------  -------------  -------------  -------------
  Net increase
   (decrease) from
   Institutional capital
   transactions.........   10,510,973   134,621,649   159,513,244    (35,966,537)    62,298,819   (161,633,385)
                         ------------  ------------  ------------  -------------  -------------  -------------
Investment:
 Shares issued..........      206,191       723,309       239,932     18,691,010     20,344,645     13,329,530
 Reinvestment of
  distributions.........          580         1,073           172         71,193        257,194        479,211
 Shares redeemed........     (123,751)     (291,582)           --    (20,893,077)   (21,392,496)   (16,172,916)
                         ------------  ------------  ------------  -------------  -------------  -------------
  Net increase
   (decrease) from
   Investment capital
   transactions.........       83,020       432,800       240,104     (2,130,874)      (790,657)    (2,364,175)
                         ------------  ------------  ------------  -------------  -------------  -------------
  Total net increase
   (decrease) from
   capital
   transactions......... $ 10,593,993  $135,054,449  $159,753,348  $ (38,097,411) $  61,508,162  $(163,997,560)
                         ============  ============  ============  =============  =============  =============
SHARE ACTIVITY
Institutional:
 Shares issued..........    7,048,209    16,520,338    16,269,657      7,884,307     15,094,030      9,832,586
 Shares issued in
  conversion............           --            --        94,052             --             --             --
 Reinvestment of
  distributions.........       21,041        54,569        14,463         78,157        208,598        639,280
 Shares redeemed........   (5,770,496)   (4,631,994)     (938,361)    (9,710,581)   (11,686,720)   (20,958,974)
                         ------------  ------------  ------------  -------------  -------------  -------------
  Net increase
   (decrease) from
   Institutional share
   transactions.........    1,298,754    11,942,913    15,439,811     (1,748,117)     3,615,908    (10,487,108)
                         ------------  ------------  ------------  -------------  -------------  -------------
Investment:
 Shares issued..........       22,467        63,203        21,339      1,050,974      1,034,297        806,814
 Reinvestment of
  distributions.........           67            93            15          4,495         14,333         35,153
 Shares redeemed........      (13,570)      (25,748)           --     (1,179,132)    (1,081,524)      (996,153)
                         ------------  ------------  ------------  -------------  -------------  -------------
  Net increase
   (decrease) from
   Investment share
   transactions.........        8,964        37,548        21,354       (123,663)       (32,894)      (154,186)
                         ------------  ------------  ------------  -------------  -------------  -------------
  Total net increase
   (decrease) from share
   transactions.........    1,307,718    11,980,461    15,461,165     (1,871,780)     3,583,014    (10,641,294)
                         ============  ============  ============  =============  =============  =============

-------
(a) For the period from January 1, 2001 through July 31, 2001.
(b) For the period from October 19, 1999 (commencement of operations) to December 31, 1999.

Capital Share Transactions

 Transactions in shares of the Funds are summarized below:

                                 International Growth Fund                         Income Fund
                         -------------------------------------------  ----------------------------------------
                         Period ended    Year ended     Year ended    Period ended   Year ended    Year ended
                           July 31,     December 31,   December 31,     July 31,    December 31,  December 31,
                           2001 (a)         2000           1999         2001 (a)        2000          1999
                         ------------   ------------   ------------   ------------  ------------  ------------
DOLLAR AMOUNTS
Institutional:
 Shares issued.......... $ 317,505,078  $ 312,857,477  $ 126,955,671  $ 25,545,299  $ 71,502,728  $131,273,521
 Reinvestment of
  distributions.........       632,412      6,473,294     11,794,384     2,668,269     5,426,292     4,471,773
 Shares redeemed........  (333,706,251)  (189,897,346)  (196,202,032)  (48,995,351)  (91,195,967)  (43,505,533)
                         -------------  -------------  -------------  ------------  ------------  ------------
  Net increase
   (decrease) from
   Institutional capital
   transactions.........   (15,568,761)   129,433,425    (57,451,977)  (20,781,783)  (14,266,947)   92,239,761
                         -------------  -------------  -------------  ------------  ------------  ------------
Investment:
 Shares issued..........    99,370,665    152,883,976     22,160,970       715,644     2,270,094     4,937,662
 Reinvestment of
  distributions.........        36,080        347,875        574,449       189,536       569,894       630,110
 Shares redeemed........   (99,778,653)  (150,689,281)   (22,790,863)   (1,542,502)   (7,208,924)   (4,421,298)
                         -------------  -------------  -------------  ------------  ------------  ------------
  Net increase
   (decrease) from
   Investment capital
   transactions.........      (371,908)     2,542,570        (55,444)     (637,322)   (4,368,936)    1,146,474
                         -------------  -------------  -------------  ------------  ------------  ------------
  Total net increase
   (decrease) from
   capital
   transactions......... $ (15,940,669) $ 131,975,995  $ (57,507,421) $(21,419,105) $(18,635,883) $ 93,386,235
                         =============  =============  =============  ============  ============  ============
SHARE ACTIVITY
Institutional:
 Shares issued..........    23,220,458     18,470,818      7,713,913     2,596,218     7,616,482    13,490,256
 Reinvestment of
  distributions.........        46,365        363,007        757,883       272,466       579,386       463,507
 Shares redeemed........   (24,089,804)   (11,177,079)   (11,876,965)   (4,961,262)   (9,673,225)   (4,473,527)
                         -------------  -------------  -------------  ------------  ------------  ------------
  Net increase
   (decrease) from
   Institutional share
   transactions.........      (822,981)     7,656,746     (3,405,169)   (2,092,578)   (1,477,357)    9,480,236
                         -------------  -------------  -------------  ------------  ------------  ------------
Investment:
 Shares issued..........     7,265,686      8,954,015      1,283,948        72,841       242,162       509,039
 Reinvestment of
  distributions.........         2,687         19,976         37,200        19,388        61,035        65,182
 Shares redeemed........    (7,238,473)    (8,784,797)    (1,316,231)     (156,884)     (763,694)     (457,311)
                         -------------  -------------  -------------  ------------  ------------  ------------
  Net increase
   (decrease) from
   Investment share
   transactions.........        29,900        189,194          4,917       (64,655)     (460,497)      116,910
                         -------------  -------------  -------------  ------------  ------------  ------------
  Total net increase
   (decrease) from share
   transactions.........      (793,081)     7,845,940     (3,400,252)   (2,157,233)   (1,937,854)    9,597,146
                         =============  =============  =============  ============  ============  ============

-------
(a)  For the period from January 1, 2001 through July 31, 2001.

[LOGO OF KENT FUNDS]

Capital Share Transactions

 Transactions in shares of the Funds are summarized below:

                                  Intermediate Bond Fund                       Short Term Bond Fund
                         -------------------------------------------  ----------------------------------------
                         Period ended    Year ended     Year ended    Period ended   Year ended    Year ended
                           July 31,     December 31,   December 31,     July 31,    December 31,  December 31,
                           2001 (a)         2000           1999         2001 (a)        2000          1999
                         ------------   ------------   ------------   ------------  ------------  ------------
DOLLAR AMOUNTS
Institutional:
 Shares issued.......... $ 129,858,805  $ 200,230,874  $ 231,579,566  $ 84,524,769  $ 65,254,812  $ 86,481,060
 Reinvestment of
  distributions.........    12,061,817     26,430,564     26,576,542     4,879,677     6,176,983     5,027,496
 Shares redeemed........  (210,706,549)  (376,506,253)  (239,190,951)  (29,194,774)  (76,800,219)  (53,745,218)
                         -------------  -------------  -------------  ------------  ------------  ------------
  Net increase
   (decrease) from
   Institutional capital
   transactions.........   (68,785,927)  (149,844,815)    18,965,157    60,209,672    (5,368,424)   37,763,338
                         -------------  -------------  -------------  ------------  ------------  ------------
Investment:
 Shares issued..........     1,103,212      3,174,372      4,714,196     2,276,915       392,596       607,835
 Reinvestment of
  distributions.........       250,106        625,419        612,835       105,817       215,153       262,804
 Shares redeemed........    (2,241,131)    (6,510,255)    (5,256,969)   (2,610,560)   (1,740,103)   (2,265,479)
                         -------------  -------------  -------------  ------------  ------------  ------------
  Net increase
   (decrease) from
   Investment capital
   transactions.........      (887,813)    (2,710,464)        70,062      (227,828)   (1,132,354)   (1,394,840)
                         -------------  -------------  -------------  ------------  ------------  ------------
  Total net increase
   (decrease) from
   capital
   transactions......... $ (69,673,740) $(152,555,279) $  19,035,219  $ 59,981,844  $ (6,500,778) $ 36,368,498
                         =============  =============  =============  ============  ============  ============
SHARE ACTIVITY
Institutional:
 Shares issued..........    13,274,265     21,256,423     23,876,600     8,652,072     6,860,630     8,983,559
 Reinvestment of
  distributions.........     1,235,017      2,813,674      2,754,272       499,869       651,061       523,910
 Shares redeemed........   (21,482,303)   (40,073,944)   (24,651,218)   (2,985,892)   (8,097,355)   (5,582,626)
                         -------------  -------------  -------------  ------------  ------------  ------------
  Net increase
   (decrease) from
   Institutional share
   transactions.........    (6,973,021)   (16,003,847)     1,979,654     6,166,049      (585,664)    3,924,843
                         -------------  -------------  -------------  ------------  ------------  ------------
Investment:
 Shares issued..........       112,215        334,805        486,011       233,386        41,364        63,180
 Reinvestment of
  distributions.........        25,574         66,427         63,357        10,855        22,719        27,376
 Shares redeemed........      (227,990)      (686,055)      (542,512)     (267,524)     (183,713)     (234,980)
                         -------------  -------------  -------------  ------------  ------------  ------------
  Net increase
   (decrease) from
   Investment share
   transactions.........       (90,201)      (284,823)         6,856       (23,283)     (119,630)     (144,424)
                         -------------  -------------  -------------  ------------  ------------  ------------
  Total net increase
   (decrease) from share
   transactions.........    (7,063,222)   (16,288,670)     1,986,510     6,142,766      (705,294)    3,780,419
                         =============  =============  =============  ============  ============  ============

-------
(a)  For the period from January 1, 2001 through July 31, 2001.

Capital Share Transactions

 Transactions in shares of the Funds are summarized below:

                                  Tax-Free Income Fund                   Intermediate Tax-Free Fund
                         ----------------------------------------  ----------------------------------------
                         Period ended   Year ended    Year ended   Period ended   Year ended    Year ended
                           July 31,    December 31,  December 31,    July 31,    December 31,  December 31,
                           2001 (a)        2000          1999        2001 (a)        2000          1999
                         ------------  ------------  ------------  ------------  ------------  ------------
DOLLAR AMOUNTS
Institutional:
 Shares issued.......... $ 10,809,823  $ 40,736,667  $ 27,730,254  $ 11,882,770  $ 36,945,124  $ 52,130,072
 Shares issued in
  merger................           --            --            --            --            --    31,650,596
 Reinvestment of
  distributions.........      171,127       297,184       200,624       217,665       436,424       377,994
 Shares redeemed........  (19,685,808)  (39,668,911)  (24,585,537)  (34,632,236)  (94,296,562)  (61,229,574)
                         ------------  ------------  ------------  ------------  ------------  ------------
  Net increase
   (decrease) from
   Institutional capital
   transactions.........   (8,704,858)    1,364,940     3,345,341   (22,531,801)  (56,915,014)   22,929,088
                         ------------  ------------  ------------  ------------  ------------  ------------
Investment:
 Shares issued..........       86,858       654,225       849,540     3,008,885     1,469,180     1,775,624
 Shares issued in
  merger................           --            --            --            --            --       394,701
 Reinvestment of
  distributions.........       29,854        66,499        68,056        79,077       103,960       113,979
 Shares redeemed........     (492,859)     (905,380)   (1,155,189)     (927,287)   (2,442,796)   (2,353,281)
                         ------------  ------------  ------------  ------------  ------------  ------------
  Net increase
   (decrease) from
   Investment capital
   transactions.........     (376,147)     (184,656)     (237,593)    2,160,675      (869,656)      (68,977)
                         ------------  ------------  ------------  ------------  ------------  ------------
  Total net increase
   (decrease) from
   capital
   transactions......... $ (9,081,005) $  1,180,284  $  3,107,748  $(20,371,126) $(57,784,670) $ 22,860,111
                         ============  ============  ============  ============  ============  ============
SHARE ACTIVITY
Institutional:
 Shares issued..........    1,009,961     4,037,588     2,666,079     1,107,227     3,588,978     4,957,817
 Shares issued in
  merger................           --            --            --            --            --     2,959,418
 Reinvestment of
  distributions.........       16,227        29,104        19,427        20,330        42,305        36,136
 Shares redeemed........   (1,834,214)   (3,858,397)   (2,351,884)   (3,224,635)   (9,151,373)   (5,815,118)
                         ------------  ------------  ------------  ------------  ------------  ------------
  Net increase
   (decrease) from
   Institutional share
   transactions.........     (808,026)      208,295       333,622    (2,097,078)   (5,520,090)    2,138,253
                         ------------  ------------  ------------  ------------  ------------  ------------
Investment:
 Shares issued..........        8,110        64,178        80,858       280,454       141,703       167,735
 Shares issued in
  merger................           --            --            --            --            --        36,871
 Reinvestment of
  distributions.........        2,789         6,513         6,542         7,404        10,074        10,867
 Shares redeemed........      (45,706)      (88,262)     (111,534)      (86,196)     (237,714)     (223,752)
                         ------------  ------------  ------------  ------------  ------------  ------------
  Net increase
   (decrease) from
   Investment share
   transactions.........      (34,807)      (17,571)      (24,134)      201,662       (85,937)       (8,279)
                         ------------  ------------  ------------  ------------  ------------  ------------
  Total net increase
   (decrease) from share
   transactions.........     (842,833)      190,724       309,488    (1,895,416)   (5,606,027)    2,129,974
                         ============  ============  ============  ============  ============  ============

-------
(a)  For the period from January 1, 2001 through July 31, 2001.

[LOGO OF KENT FUNDS]

Capital Share Transactions

 Transactions in shares of the Funds are summarized below:

                              Michigan Municipal Bond Fund                        Money Market Fund
                         ----------------------------------------  -------------------------------------------------
                         Period ended   Year ended    Year ended    Period ended      Year ended       Year ended
                           July 31,    December 31,  December 31,     July 31,       December 31,     December 31,
                           2001 (a)        2000          1999         2001 (a)           2000             1999
                         ------------  ------------  ------------   ------------     ------------     ------------
DOLLAR AMOUNTS
Institutional:
 Shares issued.......... $ 16,430,156  $ 20,726,439  $ 27,945,889  $ 1,264,318,646  $ 1,631,229,668  $ 1,493,337,247
 Reinvestment of
  distributions.........       93,293       167,788       102,580        4,183,585        5,139,715        3,427,735
 Shares redeemed........  (25,232,626)  (37,012,489)  (39,680,824)  (1,218,735,409)  (1,563,705,275)  (1,535,393,344)
                         ------------  ------------  ------------  ---------------  ---------------  ---------------
  Net increase
   (decrease) from
   Institutional capital
   transactions.........   (8,709,177)  (16,118,262)  (11,632,355)      49,766,822       72,664,108      (38,628,362)
                         ------------  ------------  ------------  ---------------  ---------------  ---------------
Investment:
 Shares issued..........      661,851       866,430     1,356,718      104,761,421       12,122,477       10,434,345
 Reinvestment of
  distributions.........       53,246       107,243       133,694           86,059           93,133           98,327
 Shares redeemed........     (831,010)   (1,782,189)   (2,892,055)     (89,001,428)     (11,407,830)     (12,119,975)
                         ------------  ------------  ------------  ---------------  ---------------  ---------------
  Net increase
   (decrease) from
   Investment capital
   transactions.........     (115,913)     (808,516)   (1,401,643)      15,846,052          807,780       (1,587,303)
                         ------------  ------------  ------------  ---------------  ---------------  ---------------
  Total net increase
   (decrease) from
   capital
   transactions......... $ (8,825,090) $(16,926,778) $(13,033,998) $    65,612,874  $    73,471,888  $   (40,215,665)
                         ============  ============  ============  ===============  ===============  ===============
SHARE ACTIVITY
Institutional:
 Shares issued..........    1,606,226     2,080,073     2,761,659    1,264,318,646    1,631,229,668    1,493,337,247
 Reinvestment of
  distributions.........        9,354        16,838        10,176        4,183,585        5,139,715        3,427,735
 Shares redeemed........   (2,467,253)   (3,722,823)   (3,924,536)  (1,218,735,409)  (1,563,705,275)  (1,535,393,344)
                         ------------  ------------  ------------  ---------------  ---------------  ---------------
  Net increase
   (decrease) from
   Institutional share
   transactions.........     (851,673)   (1,625,912)   (1,152,701)      49,766,822       72,664,108      (38,628,362)
                         ------------  ------------  ------------  ---------------  ---------------  ---------------
Investment:
 Shares issued..........       64,798        86,698       132,963      104,761,421       12,122,477       10,434,345
 Reinvestment of
  distributions.........        5,223        10,785        13,229           86,059           93,133           98,327
 Shares redeemed........      (81,319)     (179,033)     (284,472)     (89,001,428)     (11,407,830)     (12,119,975)
                         ------------  ------------  ------------  ---------------  ---------------  ---------------
  Net increase
   (decrease) from
   Investment share
   transactions.........      (11,298)      (81,550)     (138,280)      15,846,052          807,780       (1,587,303)
                         ------------  ------------  ------------  ---------------  ---------------  ---------------
  Total net increase
   (decrease) from share
   transactions.........     (862,971)   (1,707,462)   (1,290,981)      65,612,874       73,471,888      (40,215,665)
                         ============  ============  ============  ===============  ===============  ===============

-------
(a)  For the period from January 1, 2001 through July 31, 2001.

Capital Share Transactions

 Transactions in shares of the Funds are summarized below:

                                        Government                               Michigan Municipal
                                     Money Market Fund                            Money Market Fund
                         -------------------------------------------  -------------------------------------------
                         Period ended    Year ended     Year ended    Period ended    Year ended     Year ended
                           July 31,     December 31,   December 31,     July 31,     December 31,   December 31,
                           2001 (a)         2000           1999         2001 (a)         2000           1999
                         ------------   ------------   ------------   ------------   ------------   ------------
DOLLAR AMOUNTS
Institutional:
 Shares issued.......... $ 693,073,627  $ 864,140,098  $ 709,775,713  $ 210,376,308  $ 323,978,955  $ 377,994,496
 Reinvestment of
  distributions.........     5,172,303      8,185,799      5,906,319        291,027        336,129        346,566
 Shares redeemed........  (597,678,934)  (778,015,480)  (667,203,871)  (188,333,763)  (321,715,239)  (408,993,597)
                         -------------  -------------  -------------  -------------  -------------  -------------
  Net increase
   (decrease) from
   Institutional capital
   transactions.........   100,566,996     94,310,417     48,478,161     22,333,572      2,599,845    (30,652,535)
                         -------------  -------------  -------------  -------------  -------------  -------------
Investment:
 Shares issued..........   157,349,149      2,023,071        110,027        207,763      3,739,471      3,998,909
 Reinvestment of
  distributions.........         2,368          4,388          4,745          2,827         13,527         18,439
 Shares redeemed........  (123,498,189)      (262,878)       (87,821)      (156,389)    (4,250,432)    (3,705,348)
                         -------------  -------------  -------------  -------------  -------------  -------------
  Net increase
   (decrease) from
   Investment capital
   transactions.........    33,853,328      1,764,581         26,951         54,201       (497,434)       312,000
                         -------------  -------------  -------------  -------------  -------------  -------------
  Total net increase
   (decrease) from
   capital
   transactions......... $ 134,420,324  $  96,074,998  $  48,505,112  $  22,387,773  $   2,102,411  $ (30,340,535)
                         =============  =============  =============  =============  =============  =============
SHARE ACTIVITY
Institutional:
 Shares issued..........   693,073,627    864,140,098    709,775,713    210,376,308    323,978,955    377,994,496
 Reinvestment of
  distributions.........     5,172,303      8,185,799      5,906,319        291,027        336,129        346,566
 Shares redeemed........  (597,678,934)  (778,015,480)  (667,203,871)  (188,333,763)  (321,715,239)  (408,993,597)
                         -------------  -------------  -------------  -------------  -------------  -------------
  Net increase
   (decrease) from
   Institutional share
   transactions.........   100,566,996     94,310,417     48,478,161     22,333,572      2,599,845    (30,652,535)
                         -------------  -------------  -------------  -------------  -------------  -------------
Investment:
 Shares issued..........   157,349,149      2,023,071        110,027        207,763      3,739,471      3,998,909
 Reinvestment of
  distributions.........         2,368          4,388          4,745          2,827         13,527         18,439
 Shares redeemed........  (123,498,189)      (262,878)       (87,821)      (156,389)    (4,250,432)    (3,705,348)
                         -------------  -------------  -------------  -------------  -------------  -------------
  Net increase
   (decrease) from
   Investment share
   transactions.........    33,853,328      1,764,581         26,951         54,201       (497,434)       312,000
                         -------------  -------------  -------------  -------------  -------------  -------------
  Total net increase
   (decrease) from share
   transactions.........   134,420,324     96,074,998     48,505,112     22,387,773      2,102,411    (30,340,535)
                         =============  =============  =============  =============  =============  =============

-------
(a)  For the period from January 1, 2001 through July 31, 2001.

[LOGO OF KENT FUNDS]


5. Purchases and Sales of Securities

 The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended July 31, 2001, were as follows:

 Fund                                                  Purchases      Sales
 ----                                                  ---------      -----
Growth and Income Fund............................... $ 28,704,159 $ 43,573,539
Index Equity Fund....................................   65,348,449   30,574,045
Large Company Growth Fund............................   36,327,109   19,926,938
Small Company Growth Fund............................  101,128,328  138,688,812
International Growth Fund............................  113,730,201  114,691,672
Income Fund..........................................  356,383,577  387,112,236
Intermediate Bond Fund...............................  909,025,473  986,475,442
Short Term Bond Fund.................................  153,957,520  108,382,496
Tax-Free Income Fund.................................  109,588,746  115,749,407
Intermediate Tax-Free Fund...........................   83,764,221  105,886,387
Michigan Municipal Bond Fund.........................   16,075,215   24,419,564

6. Risks Associated with Foreign Securities and Currencies

 The Growth and Income Fund, the Large Company Growth Fund and the Interna-tional Growth Fund can purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers.

 The risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of secu-rities of comparable U.S. issuers.

7. Concentration of Credit Risk

 The Michigan Municipal Bond Fund and Michigan Municipal Money Market Fund invest primarily in debt obligations issued by the State of Michigan and its respective political subdivisions, agencies and public authorities to obtain funds for various public purposes. These Funds are more susceptible to eco-nomic and political factors adversely affecting issuers of Michigan specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

 The Tax-Free Income Fund, Intermediate Tax-Free Fund, Michigan Municipal Bond Fund and the Michigan Municipal Money Market Fund had the following concentra-tions by industry sector at July 31, 2001 (as a percentage of total invest-ments):

                                                     Michigan      Michigan
                          Tax-Free    Intermediate   Municipal  Municipal Money
                         Income Fund  Tax-Free Fund  Bond Fund    Market Fund
                         -----------  -------------  ---------  ---------------
Airport.................       11.41%          6.79%      2.03%              --%
Development.............        0.93           2.41       6.40            62.85
Education...............       10.04           2.13         --               --
Facilities..............        0.22           4.75      13.16             0.98
General Obligation......       27.15          23.13      11.08             5.22
Higher Education........        2.74           4.38       5.36             0.76
Housing.................        1.01             --         --               --
Medical.................        1.11           2.56      14.64             6.43
Multi-family Housing....          --             --       1.57             2.43
Mutual Funds............        2.59           5.47       1.74             5.68
Nursing Homes...........          --             --       2.48               --
Pollution...............          --           3.94       3.96            12.17
Power...................        1.73           6.83       3.48               --
School District.........       18.69          12.30      17.82             2.78
Single-family Housing...        2.29           2.61       3.84               --
Student Loan............        2.35           3.79       4.30             0.39
Transportation..........       11.79           8.04       6.77               --
Utilities...............        5.95           6.45       0.94             0.31
Water...................          --           4.42       0.43               --
                              ------         ------     ------           ------
                              100.00%        100.00%    100.00%          100.00%
                              ======         ======     ======           ======

8. Federal Income Tax Information

Capital Loss Carryforward (unaudited): At July 31, 2001, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations:

Fund                                                              Amount    Year
----                                                              ------    ----
Index Equity Fund.............................................. $ 4,024,449 2009
                                                                ===========
Large Company Growth Fund......................................   1,723,437 2008
                                                                 26,002,168 2009
                                                                -----------
                                                                $27,725,605
                                                                ===========
Short Term Bond Fund...........................................   2,273,687 2002
                                                                    467,881 2003
                                                                    438,260 2004
                                                                  1,927,928 2005
                                                                    237,955 2006
                                                                    219,707 2007
                                                                  1,126,162 2008
                                                                -----------
                                                                $ 6,691,580
                                                                ===========
Government Money Market Fund................................... $       514 2006
                                                                ===========
Michigan Municipal Money Market Fund...........................      10,595 2005
                                                                      9,365 2009
                                                                -----------
                                                                $    19,960
                                                                ===========

Long Term Capital Gains Distributions (unaudited): During the period ended July 31, 2001, the following Funds paid long-term capital gain distributions in the following amounts:

Fund                                                                   Amount
----                                                                   ------
Growth and Income Fund.............................................. $9,635,984
Small Company Growth Fund...........................................  2,620,273
Tax-Free Income Fund................................................    612,160
Michigan Municipal Bond Fund........................................    108,249

Dividend Received Deduction (unaudited): For corporate shareholders, the fol-lowing percentages of the total ordinary income distributions paid during the period January 1, 2001 through July 31, 2001 qualify for the corporate divi-dends received deductions:

Fund                                                                  Percentage
----                                                                  ----------
Growth and Income Fund...............................................  100.00%
Index Equity Fund....................................................  100.00%
Large Company Growth Fund............................................  100.00%

Tax-Exempt Income Distributions (unaudited): During the period January 1, 2001 through July 31, 2001, the following Funds declared tax-exempt income distri-butions in the following amounts:

Fund                                                                   Amount
----                                                                   ------
Tax-Free Income Fund................................................ $3,133,818
Michigan Municipal Bond Fund........................................  2,074,666
Michigan Municipal Money Market Fund................................  5,522,251

9. Change in Accounting Principle
 As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on debt securities. Prior to January 1, 2001, the Income Fund, Intermediate Bond Fund and Short Term Bond Fund did not amor-tize premiums and the Tax-Free Income Fund, Intermediate Tax-Free Fund and Michigan Municipal Bond Fund did not accrete discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in the following change in cost of securities and the corresponding change in net unrealized appreciation (depreciation), based on securities held by the Fund on January 1, 2001.

                                                                    Unrealized
                                                       Cost of     appreciation
Fund                                                 securities   (depreciation)
----                                                 ----------   --------------
Income Bond Fund.................................... $(1,161,754)   $1,161,754
Intermediate Bond Fund..............................  (3,446,963)    3,446,963
Short Term Bond Fund................................    (968,712)      968,712
Tax-Free Income Fund................................      19,127       (19,127)
Intermediate Tax-Free Fund..........................     291,404      (291,404)
Michigan Municipal Bond Fund........................       4,555        (4,555)

 The effect of this change for the period ended July 31, 2001 was as follows:

                                             Net        Unrealized    Realized
                                         Investment    appreciation    gains
Fund                                       Income     (depreciation)  (losses)
----                                     ----------   --------------  --------
Income Bond Fund........................ $  (572,067)   $(108,994)   $  681,061
Intermediate Bond Fund..................  (1,791,652)    (968,408)    2,760,060
Short Term Bond Fund....................    (544,703)       9,385       535,318
Tax-Free Income Fund....................       7,153       (6,981)         (172)
Intermediate Tax-Free Fund..............      47,318        9,867       (57,185)
Michigan Municipal Bond Fund............       4,536       (3,085)       (1,451)

 The statements of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

 FINANCIAL HIGHLIGHTS

 EQUITY FUNDS

 INSTITUTIONAL SHARES

 ------------------------------------------------------------------------------

                                  Increase (Decrease) in Net
                                     Assets Resulting from
                                          Operations
                                -------------------------------
                                              Net Realized and
                                              Unrealized Gains
                                                 (Losses) on
                                                Investments,            Net
                      Net Asset               Futures Contracts Increase/(Decrease)
                       Value,        Net         and Foreign       in Net Assets
                      Beginning  Investment       Currency        Resulting from
                      of Period Income/(Loss)   Translations        Operations
------------------------------------------------------------------------------------
GROWTH AND INCOME FUND -- Ticker Symbol: KNVEX
Year ended    1996     $13.25        0.30            2.16               2.46
Year ended    1997     $13.90        0.25            3.04               3.29
Year ended    1998     $15.55        0.13            4.03               4.16
Year ended    1999     $18.03        0.12            3.20               3.32
Year ended    2000     $20.42        0.07           (2.24)             (2.17)
Period ended  2001(2)  $16.84        0.03           (1.43)             (1.40)
------------------------------------------------------------------------------------
INDEX EQUITY FUND -- Ticker Symbol: KNIEX
Year ended    1996     $12.56        0.26            2.47               2.73
Year ended    1997     $14.71        0.25            4.50               4.75
Year ended    1998     $19.14        0.24            5.14               5.38
Year ended    1999     $24.24        0.24            4.68               4.92
Year ended    2000     $28.31        0.22           (2.81)             (2.59)
Period ended  2001(2)  $25.18        0.12           (2.08)             (1.96)
------------------------------------------------------------------------------------
LARGE COMPANY GROWTH FUND -- Ticker Symbol: KLCGX
Period ended  1999(3)  $10.00        0.01            1.88               1.89
Year ended    2000     $11.87        0.03           (1.84)             (1.81)
Period ended  2001(2)  $10.01        0.01           (1.11)             (1.10)
------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND -- Ticker Symbol: KNEEX
Year ended    1996     $13.82        0.12            2.55               2.67
Year ended    1997     $15.65        0.04            4.19               4.23
Year ended    1998     $18.39        0.03           (1.08)             (1.05)
Year ended    1999     $15.46        0.02            4.16               4.18
Year ended    2000     $19.29          --           (0.08)             (0.08)
Period ended  2001(2)  $19.02       (0.02)          (1.08)             (1.10)
------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND -- Ticker Symbol: KNINX
Year ended    1996     $14.18        0.13            0.70               0.83
Year ended    1997     $14.75        0.11            0.26               0.37
Year ended    1998     $14.89        0.14            2.48               2.62
Year ended    1999     $15.91        0.11            4.20               4.31
Year ended    2000     $19.45        0.09           (3.42)             (3.33)
Period ended  2001(2)  $15.67        0.10           (2.82)             (2.72)
------------------------------------------------------------------------------------
                             Less Dividends and Distributions from
                     ---------------------------------------------------------
                                            Net Realized
                                             Gains on
                                            Investments,
                                              Futures
                                  In Excess  Contracts   In Excess     Total        Net    Net Asset
                         Net       of Net   and Foreign   of Net     Dividends   Change in  Value,
                      Investment Investment   Currency   Realized       and      Net Asset  End of    Total
                        Income     Income   Translations   Gains   Distributions   Value    Period   Return
--------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND -- Ticker Symbol: KNVEX
Year ended   1996       (0.30)       --       (1.51)         --       (1.81)       0.65    $ 13.90   19.47%
Year ended   1997       (0.25)       --       (1.39)         --       (1.64)       1.65    $ 15.55   24.14%
Year ended   1998       (0.13)    (0.01)      (1.54)         --       (1.68)       2.48    $ 18.03   28.07%
Year ended   1999       (0.12)       --       (0.81)         --       (0.93)       2.39    $ 20.42   18.79%
Year ended   2000       (0.07)       --       (1.34)         --       (1.41)      (3.58)   $ 16.84  (11.25%)
Period ended 2001(2)    (0.03)       --       (0.24)         --       (0.27)      (1.67)   $ 15.17   (8.24%)
--------------------------------------------------------------------------------------------------------------
INDEX EQUITY FUND -- Ticker Symbol: KNIEX
Year ended   1996       (0.26)       --       (0.28)      (0.04)      (0.58)       2.15    $ 14.71   22.18%
Year ended   1997       (0.25)       --       (0.05)      (0.02)      (0.32)       4.43    $ 19.14   32.55%
Year ended   1998       (0.24)       --       (0.04)         --       (0.28)       5.10    $ 24.24   28.26%
Year ended   1999       (0.24)       --       (0.61)         --       (0.85)       4.07    $ 28.31   20.55%
Year ended   2000       (0.22)       --       (0.19)      (0.13)      (0.54)      (3.13)   $ 25.18   (9.30%)
Period ended 2001(2)    (0.11)       --          --          --       (0.11)      (2.07)   $ 23.11   (7.83%)
--------------------------------------------------------------------------------------------------------------
LARGE COMPANY GROWTH FUND -- Ticker Symbol: KLCGX
Period ended 1999(3)    (0.01)       --       (0.01)         --       (0.02)       1.87    $ 11.87   18.91%/\/\
Year ended   2000       (0.03)       --       (0.01)      (0.01)      (0.05)      (1.86)   $ 10.01  (15.25%)
Period ended 2001(2)    (0.01)       --          --          --       (0.01)      (1.11)   $  8.90  (10.96%)
--------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND -- Ticker Symbol: KNEEX
Year ended   1996       (0.12)       --       (0.72)         --       (0.84)       1.83    $ 15.65   19.56%
Year ended   1997       (0.04)    (0.02)      (1.43)         --       (1.49)       2.74    $ 18.39   27.94%
Year ended   1998       (0.03)       --       (1.85)         --       (1.88)      (2.93)   $ 15.46   (6.15%)
Year ended   1999       (0.02)       --       (0.32)      (0.01)      (0.35)       3.83    $ 19.29   27.98%
Year ended   2000          --        --       (0.19)         --       (0.19)      (0.27)   $ 19.02   (0.38%)
Period ended 2001(2)       --        --       (0.06)         --       (0.06)      (1.16)   $ 17.86   (5.75%)
--------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND -- Ticker Symbol: KNINX
Year ended   1996       (0.10)    (0.02)      (0.13)      (0.01)      (0.26)       0.57    $ 14.75    5.87%
Year ended   1997       (0.09)    (0.06)      (0.07)      (0.01)      (0.23)       0.14    $ 14.89    2.54%
Year ended   1998       (0.07)    (0.12)      (1.41)         --       (1.60)       1.02    $ 15.91   17.92%
Year ended   1999       (0.12)       --       (0.65)         --       (0.77)       3.54    $ 19.45   28.30%
Year ended   2000       (0.06)       --       (0.34)      (0.05)      (0.45)      (3.78)   $ 15.67  (17.41%)
Period ended 2001(2)    (0.04)       --          --          --       (0.04)      (2.76)   $ 12.91  (17.38%)
--------------------------------------------------------------------------------------------------------------
                                        Ratios/Supplemental Data
                        ----------------------------------------------------------



                                                 Ratio of Net
                          Net Assets,  Ratio of   Investment    Ratio of
                            End of     Expenses  Income (Loss)  Expenses   Portfolio
                            Period    to Average  to Average   to Average  Turnover
                            (000's)   Net Assets  Net Assets   Net Assets* Rate (1)
--------------------------------------------------------------------------------------
GROWTH AND INCOME FUND -- Ticker Symbol: KNVEX
Year ended    1996        $500,857      0.95%        2.18%       0.95%        39%
Year ended    1997        $697,973      0.92%        1.61%       0.93%        88%
Year ended    1998        $827,828      0.93%        0.77%       0.94%        20%
Year ended    1999        $822,414      0.92%        0.62%       0.93%         9%
Year ended    2000        $624,860      0.91%        0.35%       0.92%        14%
Period ended  2001(2)     $547,524      0.93%        0.40%       0.94%         5%
--------------------------------------------------------------------------------------
INDEX EQUITY FUND -- Ticker Symbol: KNIEX
Year ended    1996        $243,438      0.49%        1.91%       0.59%         2%
Year ended    1997        $590,241      0.43%        1.44%       0.54%         1%
Year ended    1998        $771,147      0.42%        1.10%       0.55%        12%
Year ended    1999        $875,780      0.42%        0.92%       0.54%         9%
Year ended    2000        $860,647      0.40%        0.80%       0.53%         9%
Period ended  2001(2)     $822,909      0.40%        0.86%       0.53%         4%
--------------------------------------------------------------------------------------
LARGE COMPANY GROWTH FUND -- Ticker Symbol: KLCGX
Period ended  1999(3)     $183,259      0.97%/\      0.39%/\     0.98%/\      --
Year ended    2000        $273,998      0.93%        0.32%       0.94%         5%
Period ended  2001(2)     $255,259      0.94%        0.26%       0.94%         8%
--------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND -- Ticker Symbol: KNEEX
Year ended    1996        $544,081      0.96%        0.78%       0.96%        16%
Year ended    1997        $719,998      0.93%        0.24%       0.94%        32%
Year ended    1998        $760,335      0.94%        0.18%       0.95%        41%
Year ended    1999        $746,428      0.94%        0.14%       0.95%        19%
Year ended    2000        $804,758      0.91%       (0.11%)      0.92%        28%
Period ended  2001(2)     $724,275      0.93%       (0.16%)      0.93%        13%
--------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND -- Ticker Symbol: KNINX
Year ended    1996        $387,799      1.09%        0.97%       1.09%        13%
Year ended    1997        $492,598      1.05%        0.80%       1.06%         3%
Year ended    1998        $528,500      1.05%        0.87%       1.06%        22%
Year ended    1999        $579,650      1.02%        0.72%       1.03%         8%
Year ended    2000        $587,107      1.00%        0.47%       1.01%         7%
Period ended  2001(2)     $472,951      1.02%        1.28%       1.02%        22%
--------------------------------------------------------------------------------------

 * During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
 /\ Annualized.
 /\/\Not Annualized.
 (1) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (2) For the period from January 1, 2001 through July 31, 2001. The Fund changed its fiscal year end to July 31.
 (3) The Institutional Class of the Large Company Growth Fund commenced operations on October 19, 1999.

                       See Notes to Financial Statements.

 FINANCIAL HIGHLIGHTS

 EQUITY FUNDS
 INVESTMENT SHARES

------------------------------------------------------------------------------

                                  Increase (Decrease) in Net
                                     Assets Resulting from
                                          Operations
                                -------------------------------
                                              Net Realized and
                                              Unrealized Gains
                                                 (Losses) on
                                                Investments,            Net
                      Net Asset               Futures Contracts Increase/(Decrease)
                       Value,        Net         and Foreign       in Net Assets
                      Beginning  Investment       Currency        Resulting from
                      of Period Income/(Loss)   Translations        Operations
------------------------------------------------------------------------------------
GROWTH AND INCOME FUND -- Ticker Symbol: KNVIX
Year ended    1996     $13.19        0.26            2.15               2.41
Year ended    1997     $13.81        0.21            3.02               3.23
Year ended    1998     $15.44        0.08            4.00               4.08
Year ended    1999     $17.88        0.07            3.18               3.25
Year ended    2000     $20.25        0.02           (2.22)             (2.20)
Period ended  2001(3)  $16.69        0.02           (1.42)             (1.40)
------------------------------------------------------------------------------------
INDEX EQUITY FUND -- Ticker Symbol: KNIOX
Year ended    1996     $12.57        0.22            2.48               2.70
Year ended    1997     $14.72        0.20            4.51               4.71
Year ended    1998     $19.15        0.18            5.14               5.32
Year ended    1999     $24.25        0.18            4.68               4.86
Year ended    2000     $28.32        0.15           (2.80)             (2.65)
Period ended  2001(3)  $25.20        0.09           (2.09)             (2.00)
------------------------------------------------------------------------------------
LARGE COMPANY GROWTH FUND -- Ticker Symbol: N/A
Period ended  1999(4)  $10.00          --            1.88               1.88
Year ended    2000     $11.86        0.01           (1.84)             (1.83)
Period ended  2001(3)  $10.00          --           (1.10)             (1.10)
------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND -- Ticker Symbol: KNEMX
Year ended    1996     $13.81        0.07            2.54               2.61
Year ended    1997     $15.61          --            4.19               4.19
Year ended    1998     $18.33       (0.01)          (1.08)             (1.09)
Year ended    1999     $15.39       (0.02)           4.15               4.13
Year ended    2000     $19.19          --           (0.13)             (0.13)
Period ended  2001(3)  $18.87       (0.04)          (1.06)             (1.10)
------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND -- Ticker Symbol: KNIVX
Year ended    1996     $14.13        0.12            0.66               0.78
Year ended    1997     $14.69        0.08            0.25               0.33
Year ended    1998     $14.79        0.10            2.46               2.56
Year ended    1999     $15.75        0.08            4.14               4.22
Year ended    2000     $19.20        0.05           (3.38)             (3.33)
Period ended  2001(3)  $15.46        0.09           (2.81)             (2.72)
------------------------------------------------------------------------------------
                          Less Dividends and Distributions from
                   --------------------------------------------------------
                                       Net Realized
                                         Gains on
                                        Investments,
                                           Futures
                              In Excess   Contracts  In Excess     Total        Net    Net Asset
                      Net      of Net   and Foreign   of Net     Dividends   Change in  Value,
                   Investment Investment   Currency   Realized      and      Net Asset  End of     Total
                     Income    Income   Translations   Gains   Distributions   Value    Period   Return (1)
------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND -- Ticker Symbol: KNVIX
Year ended 1996      (0.26)    (0.02)      (1.51)         --       (1.79)       0.62    $13.81     19.14%
Year ended 1997      (0.21)       --       (1.39)         --       (1.60)       1.63    $15.44     23.89%
Year ended 1998      (0.08)    (0.02)      (1.54)         --       (1.64)       2.44    $17.88     27.68%
Year ended 1999      (0.07)       --       (0.81)         --       (0.88)       2.37    $20.25     18.53%
Year ended 2000      (0.02)       --       (1.34)         --       (1.36)      (3.56)   $16.69    (11.47%)
Period ended 2001(3) (0.03)       --       (0.24)         --       (0.27)      (1.67)   $15.02     (8.36%)
------------------------------------------------------------------------------------------------------------
INDEX EQUITY FUND -- Ticker Symbol: KNIOX
Year ended 1996      (0.22)    (0.01)      (0.32)         --       (0.55)       2.15    $14.72     21.92%
Year ended 1997      (0.20)    (0.01)      (0.06)      (0.01)      (0.28)       4.43    $19.15     32.24%
Year ended 1998      (0.18)       --       (0.04)         --       (0.22)       5.10    $24.25     27.93%
Year ended 1999      (0.18)       --       (0.61)         --       (0.79)       4.07    $28.32     20.24%
Year ended 2000      (0.15)       --       (0.19)      (0.13)      (0.47)      (3.12)   $25.20     (9.52%)
Period ended 2001(3) (0.10)       --          --          --       (0.10)      (2.10)   $23.10     (7.94%)
------------------------------------------------------------------------------------------------------------
LARGE COMPANY GROWTH FUND -- Ticker Symbol: N/A
Period ended 1999    (0.01)       --       (0.01)         --       (0.02)       1.86    $11.86     18.87%/\/\
Year ended 2000      (0.01)       --       (0.01)      (0.01)      (0.03)      (1.86)   $10.00    (15.53%)
Period ended 2001(3) (0.01)       --          --          --       (0.01)      (1.11)   $ 8.89    (11.01%)
------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND -- Ticker Symbol: KNEMX
Year ended 1996      (0.08)    (0.01)      (0.72)         --       (0.81)       1.80    $15.61     19.16%
Year ended 1997         --     (0.04)      (1.43)         --       (1.47)       2.72    $18.33     27.71%
Year ended 1998         --        --       (1.85)         --       (1.85)      (2.94)   $15.39     (6.40%)
Year ended 1999         --        --       (0.32)      (0.01)      (0.33)       3.80    $19.19     27.73%
Year ended 2000         --        --       (0.19)         --       (0.19)      (0.32)   $18.87     (0.59%)
Period ended 2001(3)    --        --       (0.06)         --       (0.06)      (1.16)   $17.71     (5.85%)
------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND -- Ticker Symbol: KNIVX
Year ended 1996      (0.08)       --       (0.14)         --       (0.22)       0.56    $14.69      5.57%
Year ended 1997      (0.06)    (0.09)      (0.07)      (0.01)      (0.23)       0.10    $14.79      2.25%
Year ended 1998         --     (0.19)      (1.41)         --       (1.60)       0.96    $15.75     17.60%
Year ended 1999      (0.12)       --       (0.65)         --       (0.77)       3.45    $19.20     27.95%
Year ended 2000      (0.02)       --       (0.34)      (0.05)      (0.41)      (3.74)   $15.46    (17.61%)
Period ended 2001(3) (0.04)       --          --          --       (0.04)      (2.76)   $12.70    (17.64%)
------------------------------------------------------------------------------------------------------------
                                             Ratios/Supplemental Data
                             ----------------------------------------------------------



                                                      Ratio of Net
                               Net Assets, Ratio of   Investment    Ratio of
                                End of     Expenses  Income (Loss)  Expenses   Portfolio
                                Period    to Average  to Average   to Average  Turnover
                                (000's)   Net Assets  Net Assets   Net Assets* Rate (2)
------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND -- Ticker Symbol: KNVIX
Year ended 1996                 $15,063      1.09%        1.77%       1.09%        39%
Year ended 1997                 $35,343      1.17%        1.31%       1.18%        88%
Year ended 1998                 $50,458      1.18%        0.50%       1.19%        20%
Year ended 1999                 $58,336      1.18%        0.36%       1.19%         9%
Year ended 2000                 $47,847      1.16%        0.10%       1.17%        14%
Period ended 2001(3)            $38,659      1.18%        0.15%       1.19%         5%
------------------------------------------------------------------------------------------
INDEX EQUITY FUND -- Ticker Symbol: KNIOX
Year ended 1996                 $ 9,925      0.74%        1.67%       0.84%         2%
Year ended 1997                 $27,922      0.68%        1.20%       0.79%         1%
Year ended 1998                 $38,205      0.67%        0.85%       0.80%        12%
Year ended 1999                 $47,836      0.67%        0.67%       0.79%         9%
Year ended 2000                 $38,930      0.65%        0.55%       0.78%         9%
Period ended 2001(3)            $33,765      0.65%        0.61%       0.78%         4%
------------------------------------------------------------------------------------------
LARGE COMPANY GROWTH FUND -- Ticker Symbol: N/A
Period ended 1999(4)            $   253      1.23%/\      0.00%/\     1.24%/\      --
Year ended 2000                 $   589      1.18%        0.08%       1.19%         5%
Period ended 2001(3)            $   604      1.19%        0.01%       1.19%         8%
------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND -- Ticker Symbol: KNEMX
Year ended 1996                 $14,436      1.21%        0.53%       1.21%        16%
Year ended 1997                 $22,784      1.18%       (0.01%)      1.19%        32%
Year ended 1998                 $23,455      1.19%       (0.07%)      1.20%        41%
Year ended 1999                 $26,282      1.19%       (0.11%)      1.20%        19%
Year ended 2000                 $25,231      1.16%       (0.36%)      1.17%        28%
Period ended 2001(3)            $21,481      1.18%       (0.41%)      1.18%        13%
------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND -- Ticker Symbol: KNIVX
Year ended 1996                 $ 8,799      1.34%        0.74%       1.34%        13%
Year ended 1997                 $ 9,780      1.30%        0.53%       1.31%         3%
Year ended 1998                 $12,390      1.30%        0.59%       1.31%        22%
Year ended 1999                 $15,197      1.27%        0.47%       1.28%         8%
Year ended 2000                 $15,162      1.25%        0.22%       1.26%         7%
Period ended 2001(3)            $12,839      1.27%        1.06%       1.27%        22%
------------------------------------------------------------------------------------------

 * During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
 /\  Annualized.
 /\/\Not Annualized.
 (1) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.
 (2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (3) For the period from January 1, 2001 through July 31, 2001. The Fund changed its fiscal year end to July 31.
 (4) The Investment Class of the Large Company Growth Fund commenced operations on October 19, 1999.

                       See Notes to Financial Statements.

 FINANCIAL HIGHLIGHTS

 BOND FUNDS

 INSTITUTIONAL SHARES

 ------------------------------------------------------------------------------

                                Increase (Decrease) in
                                 Net Assets Resulting
                                    from Operations                             Less Dividends and Distributions from
                                -----------------------                --------------------------------------------------------
                                           Net Realized
                                               and      Net Increase/                                       In
                      Net Asset             Unrealized  (Decrease) in             In Excess      Net      Excess
                       Value,      Net        Gains       Net Assets      Net       of Net    Realized    of Net      Total
                      Beginning Investment (Losses) on  Resulting from Investment Investment  Gains on   Realized Dividends and
                      of Period  Income/\  Investments/\  Operations     Income     Income   Investments  Gains   Distributions
 ------------------------------------------------------------------------------------------------------------------------------
INCOME FUND -- Ticker Symbol: KNIIX
Year ended    1996     $10.84      0.66       (0.56)         0.10        (0.65)     (0.10)      (0.03)       --       (0.78)
Year ended    1997     $10.16      0.68        0.34          1.02        (0.68)        --       (0.20)       --       (0.88)
Year ended    1998     $10.30      0.65        0.27          0.92        (0.65)        --       (0.24)       --       (0.89)
Year ended    1999     $10.33      0.60       (1.05)        (0.45)       (0.60)        --          --     (0.01)      (0.61)
Year ended    2000     $ 9.27      0.61        0.45          1.06        (0.61)        --          --        --       (0.61)
Period ended  2001(2)  $ 9.72      0.28        0.31          0.59        (0.34)        --          --        --       (0.34)
 ------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND -- Ticker Symbol: KNFIX
Year ended    1996     $10.12      0.60       (0.32)         0.28        (0.61)     (0.03)         --        --       (0.64)
Year ended    1997     $ 9.76      0.59        0.14          0.73        (0.59)        --          --        --       (0.59)
Year ended    1998     $ 9.90      0.58        0.16          0.74        (0.58)        --          --        --       (0.58)
Year ended    1999     $10.06      0.56       (0.68)        (0.12)       (0.57)        --          --        --       (0.57)
Year ended    2000     $ 9.37      0.60        0.29          0.89        (0.60)        --          --        --       (0.60)
Period ended  2001(2)  $ 9.66      0.25        0.32          0.57        (0.33)        --          --        --       (0.33)
 ------------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND -- Ticker Symbol: KNLMX
Year ended    1996     $ 9.96      0.61       (0.21)         0.40        (0.61)        --          --        --       (0.61)
Year ended    1997     $ 9.75      0.61          --          0.61        (0.61)        --          --        --       (0.61)
Year ended    1998     $ 9.75      0.56        0.02          0.58        (0.56)        --          --        --       (0.56)
Year ended    1999     $ 9.77      0.53       (0.29)         0.24        (0.53)        --          --        --       (0.53)
Year ended    2000     $ 9.48      0.57        0.18          0.75        (0.57)        --          --        --       (0.57)
Period ended  2001(2)  $ 9.66      0.26        0.23          0.49        (0.32)        --          --        --       (0.32)
 ------------------------------------------------------------------------------------------------------------------------------
                                                Ratios/Supplemental Data
                                     -----------------------------------------------
                                              Ratio of  Ratio of  Ratio of
               Net     Net             Net    Expenses    Net     Expenses
              Change  Asset          Assets,     to    Investment    to
              in Net  Value,          End of  Average  Income to  Average  Portfolio
              Asset   End of Total    Period    Net     Average     Net    Turnover
              Value   Period Return  (000's)   Assets  Net Assets Assets*  Rate (1)
 ------------------------------------------------------------------------------------------------------------------------------
INCOME FUND -- Ticker Symbol: KNIIX
Year ended    (0.68)  $10.16  1.19%  $240,060   0.83%     6.57%     0.83%     102%
Year ended     0.14   $10.30 10.55%  $229,778   0.82%     6.65%     0.83%      84%
Year ended     0.03   $10.33  9.29%  $231,017   0.83%     6.25%     0.84%     108%
Year ended    (1.06)  $ 9.27 (4.41%) $295,017   0.83%     6.25%     0.84%      90%
Year ended     0.45   $ 9.72 11.91%  $295,093   0.82%     6.51%     0.82%     135%
Period ended   0.25   $ 9.97  6.19%  $281,795   0.83%     4.87%     0.84%     131%
 ------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND -- Ticker Symbol: KNFIX
Year ended    (0.36)  $ 9.76  3.01%  $769,395   0.77%     6.18%     0.78%     135%
Year ended     0.14   $ 9.90  7.80%  $762,740   0.75%     6.03%     0.76%     114%
Year ended     0.16   $10.06  7.65%  $885,580   0.76%     5.77%     0.77%     106%
Year ended    (0.69)  $ 9.37 (1.22%) $843,520   0.77%     5.83%     0.78%      84%
Year ended     0.29   $ 9.66  9.74%  $714,445   0.76%     6.29%     0.77%     168%
Period ended   0.24   $ 9.90  6.16%  $663,571   0.78%     4.52%     0.78%     141%
 ------------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND -- Ticker Symbol: KNLMX
Year ended    (0.21)  $ 9.75  4.22%  $235,430   0.70%     6.17%     0.70%      32%
Year ended       --   $ 9.75  6.42%  $139,739   0.72%     6.04%     0.73%      89%
Year ended     0.02   $ 9.77  6.14%  $139,229   0.76%     5.74%     0.77%      72%
Year ended    (0.29)  $ 9.48  2.50%  $172,204   0.75%     5.56%     0.76%      60%
Year ended     0.18   $ 9.66  8.12%  $169,790   0.73%     6.03%     0.74%      73%
Period ended   0.17   $ 9.83  5.29%  $233,444   0.74%     4.48%     0.75%      56%
 ------------------------------------------------------------------------------------------------------------------------------

 /\ As required, effective January 1, 2000, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the period ended July 31, 2001 for the Income Fund, Intermediate Bond Fund and Short Term Bond Fund was to decrease net investment income per share by ($0.02), ($0.03) and ($0.02), respectively, increase net realized and unrealized gains and losses per share by $0.02, $0.03 and $0.02, respectively, and decrease the ratio of net investment income to average net assets from 5.21% to 4.87%, 4.97% to 4.52% and 4.93% to 4.48%, respectively. Per share, ratios and supplemental data for periods prior to January 1, 2000 have not been restated to reflect this change in presentation.
 * During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
 (1) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (2) For the period from January 1, 2001 through July 31, 2001. The Fund changed its fiscal year end to July 31.

                      See Notes to Financial Statements.

 FINANCIAL HIGHLIGHTS

 BOND FUNDS

 INVESTMENT SHARES

 ------------------------------------------------------------------------------

                                     Increase (Decrease) in Net
                                        Assets Resulting from
                                             Operations
                                   ------------------------------
                                                    Net Realized              Net
                         Net Asset                 and Unrealized     Increase/(Decrease)
                          Value,         Net       Gains (Losses)        in Net Assets
                         Beginning    Investment         on             Resulting from
                         of Period     Income/\     Investments/\         Operations
-------------------------------------------------------------------------------------------
INCOME FUND -- Ticker Symbol: KIFIX
Year ended  1996          $10.82        0.66            (0.56)              0.10
Year ended  1997          $10.16        0.63             0.35               0.98
Year ended  1998          $10.29        0.62             0.28               0.90
Year ended  1999          $10.32        0.58            (1.06)             (0.48)
Year ended  2000          $ 9.25        0.59             0.46               1.05
Period ended  2001(3)     $ 9.71        0.27             0.30               0.57
-------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND -- Ticker Symbol: KNFVX
Year ended  1996          $10.14        0.58            (0.32)              0.26
Year ended  1997          $ 9.78        0.57             0.15               0.72
Year ended  1998          $ 9.93        0.54             0.16               0.70
Year ended  1999          $10.08        0.54            (0.68)             (0.14)
Year ended  2000          $ 9.40        0.57             0.28               0.85
Period ended  2001(3)     $ 9.68        0.25             0.32               0.57
-------------------------------------------------------------------------------------------
SHORT TERM BOND FUND -- Ticker Symbol: KNLIX
Year ended  1996          $ 9.95        0.59            (0.20)              0.39
Year ended  1997          $ 9.74        0.57             0.02               0.59
Year ended  1998          $ 9.74        0.55             0.02               0.57
Year ended  1999          $ 9.76        0.52            (0.30)              0.22
Year ended  2000          $ 9.47        0.56             0.18               0.74
Period ended  2001(3)     $ 9.65        0.23             0.25               0.48
-------------------------------------------------------------------------------------------

                                  Less Dividends and Distributions from
                         --------------------------------------------------------

                                                              In                   Net     Net
                                    In Excess      Net      Excess                Change  Asset
                            Net       of Net    Realized    of Net      Total     in Net  Value,
                         Investment Investment  Gains on   Realized Dividends and Asset   End of   Total
                           Income     Income   Investments  Gains   Distributions Value   Period Return (1)
------------------------------------------------------------------------------------------------------------
INCOME FUND -- Ticker Symbol: KIFIX
Year ended  1996           (0.64)     (0.09)      (0.03)       --       (0.76)    (0.66)  $10.16    1.16%
Year ended  1997           (0.65)        --       (0.20)       --       (0.85)     0.13   $10.29   10.19%
Year ended  1998           (0.60)     (0.03)      (0.24)       --       (0.87)     0.03   $10.32    9.04%
Year ended  1999           (0.58)        --          --     (0.01)      (0.59)    (1.07)  $ 9.25   (4.76%)
Year ended  2000           (0.59)        --          --        --       (0.59)     0.46   $ 9.71   11.65%
Period ended  2001(3)      (0.33)        --          --        --       (0.33)     0.24   $ 9.95    6.05%
------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND -- Ticker Symbol: KNFVX
Year ended  1996           (0.57)     (0.05)         --        --       (0.62)    (0.36)  $ 9.78    2.76%
Year ended  1997           (0.57)        --          --        --       (0.57)     0.15   $ 9.93    7.62%
Year ended  1998           (0.55)        --          --        --       (0.55)     0.15   $10.08    7.26%
Year ended  1999           (0.54)        --          --        --       (0.54)    (0.68)  $ 9.40   (1.36%)
Year ended  2000           (0.57)        --          --        --       (0.57)     0.28   $ 9.68    9.44%
Period ended  2001(3)      (0.32)        --          --        --       (0.32)     0.25   $ 9.93    5.98%
------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND -- Ticker Symbol: KNLIX
Year ended  1996           (0.54)     (0.06)         --        --       (0.60)    (0.21)  $ 9.74    4.06%
Year ended  1997           (0.59)        --          --        --       (0.59)       --   $ 9.74    6.26%
Year ended  1998           (0.52)     (0.03)         --        --       (0.55)     0.02   $ 9.76    6.00%
Year ended  1999           (0.51)        --          --        --       (0.51)    (0.29)  $ 9.47    2.35%
Year ended  2000           (0.56)        --          --        --       (0.56)     0.18   $ 9.65    7.96%
Period ended  2001(3)      (0.31)        --          --        --       (0.31)     0.17   $ 9.82    5.20%
------------------------------------------------------------------------------------------------------------
                                    Ratios/Supplemental Data
                         ---------------------------------------------
                                 Ratio of  Ratio of  Ratio of
                           Net   Expenses    Net     Expenses
                         Assets,    to    Investment    to
                         End of  Average  Income to  Average  Portfolio
                         Period    Net     Average     Net    Turnover
                         (000's)  Assets  Net Assets Assets*  Rate (2)
------------------------------------------------------------------------
INCOME FUND -- Ticker Symbol: KIFIX
Year ended  1996         $ 2,722   1.08%     6.31%     1.08%     102%
Year ended  1997         $ 5,611   1.07%     6.38%     1.08%      84%
Year ended  1998         $10,629   1.08%     5.97%     1.09%     108%
Year ended  1999         $10,614   1.08%     5.99%     1.09%      90%
Year ended  2000         $ 6,663   1.07%     6.27%     1.07%     135%
Period ended  2001(3)    $ 6,190   1.08%     4.61%     1.09%     131%
------------------------------------------------------------------------
INTERMEDIATE BOND FUND -- Ticker Symbol: KNFVX
Year ended  1996         $ 7,327   1.02%     5.92%     1.03%     135%
Year ended  1997         $ 6,972   1.00%     5.79%     1.01%     114%
Year ended  1998         $12,313   1.01%     5.51%     1.02%     106%
Year ended  1999         $11,537   1.02%     5.58%     1.03%      84%
Year ended  2000         $ 9,130   1.01%     6.04%     1.02%     168%
Period ended  2001(3)    $ 8,467   1.03%     4.26%     1.03%     141%
------------------------------------------------------------------------
SHORT TERM BOND FUND -- Ticker Symbol: KNLIX
Year ended  1996         $ 1,667   0.85%     6.02%     0.96%      32%
Year ended  1997         $ 7,433   0.88%     5.75%     0.99%      89%
Year ended  1998         $ 6,126   0.91%     5.60%     1.02%      72%
Year ended  1999         $ 4,573   0.90%     5.40%     1.01%      60%
Year ended  2000         $ 3,505   0.88%     5.88%     0.99%      73%
Period ended  2001(3)    $ 3,340   0.89%     4.22%     1.00%      56%
------------------------------------------------------------------------

/\ As required, effective January 1, 2000, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the period ended July 31, 2001 for the Income Fund, Intermediate Bond Fund and Short Term Bond Fund was to decrease net investment income per share by ($0.02), ($0.03) and ($0.02), respectively, increase net realized and unrealized gains and losses per share by $0.02, $0.03 and $0.02, respectively, and decrease the ratio of net investment income to average net assets from 4.95% to 4.61%, 4.70% to 4.26% and 4.67% to 4.22%, respectively. Per share, ratios and supplemental data for periods prior to January 1, 2000 have not been restated to reflect this change in presentation.
 * During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
 (1) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.
 (2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (3) For the period from January 1, 2001 through July 31, 2001. The Fund changed its fiscal year end to July 31.

                      See Notes to Financial Statements.

 FINANCIAL HIGHLIGHTS

 TAX-FREE BOND FUNDS

 INSTITUTIONAL SHARES

 ------------------------------------------------------------------------------

                                  Increase (Decrease) in Net
                                     Assets Resulting from
                                          Operations
                                  ---------------------------
                                             Net Realized and
                                                Unrealized            Net
                        Net Asset             Gains (Losses)  Increase/(Decrease)
                         Value,      Net      on Investments     in Net Assets
                        Beginning Investment   and Futures      Resulting from
                        of Period  Income/\     Contracts/\       Operations
------------------------------------------------------------------------------------
TAX-FREE INCOME FUND -- Ticker Symbol: KNTIX
Year ended  1996         $10.49      0.46         (0.06)              0.40
Year ended  1997         $10.27      0.45          0.41               0.86
Year ended  1998         $10.65      0.44          0.15               0.59
Year ended  1999         $10.75      0.45         (0.79)             (0.34)
Year ended  2000         $ 9.95      0.47          0.73               1.20
Period ended  2001 (2)   $10.68      0.26          0.12               0.38
------------------------------------------------------------------------------------
INTERMEDIATE TAX-FREE FUND -- Ticker Symbol: KNMTX
Year ended  1996         $10.52      0.44         (0.08)              0.36
Year ended  1997         $10.42      0.45          0.26               0.71
Year ended  1998         $10.68      0.45          0.11               0.56
Year ended  1999         $10.76      0.44         (0.55)             (0.11)
Year ended  2000         $10.20      0.46          0.43               0.89
Period ended  2001 (2)   $10.63      0.27          0.16               0.43
------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND -- Ticker Symbol: KNMIX
Year ended  1996         $10.12      0.39         (0.04)              0.35
Year ended  1997         $10.08      0.41          0.13               0.54
Year ended  1998         $10.21      0.40          0.08               0.48
Year ended  1999         $10.27      0.41         (0.34)              0.07
Year ended  2000         $ 9.93      0.43          0.18               0.61
Period ended  2001 (2)   $10.10      0.24          0.16               0.40
------------------------------------------------------------------------------------
                                 Less Dividends and Distributions from
                        --------------------------------------------------------

                                             Net Realized
                                   In Excess  Gains on   In Excess                  Net    Net Asset
                          Net       of Net   Investments   of Net       Total     Change in  Value,
                       Investment Investment and Futures  Realized  Dividends and Net Asset  End of   Total
                         Income     Income    Contracts     Gains   Distributions   Value    Period   Return
--------------------------------------------------------------------------------------------------------------
TAX-FREE INCOME FUND -- Ticker Symbol: KNTIX
Year ended  1996         (0.46)       --        (0.16)         --       (0.62)      (0.22)   $10.27    3.92%
Year ended  1997         (0.45)       --        (0.03)         --       (0.48)       0.38    $10.65    8.59%
Year ended  1998         (0.44)       --        (0.05)         --       (0.49)       0.10    $10.75    5.71%
Year ended  1999         (0.45)       --           --       (0.01)      (0.46)      (0.80)   $ 9.95   (3.26%)
Year ended  2000         (0.47)       --           --          --       (0.47)       0.73    $10.68   12.40%
Period ended  2001 (2)   (0.26)       --        (0.05)         --       (0.31)       0.07    $10.75    3.66%
--------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-FREE FUND -- Ticker Symbol: KNMTX
Year ended  1996         (0.46)       --           --          --       (0.46)      (0.10)   $10.42    3.41%
Year ended  1997         (0.45)       --           --          --       (0.45)       0.26    $10.68    7.07%
Year ended  1998         (0.45)       --        (0.03)         --       (0.48)       0.08    $10.76    5.37%
Year ended  1999         (0.44)       --           --       (0.01)      (0.45)      (0.56)   $10.20   (1.01%)
Year ended  2000         (0.46)       --           --          --       (0.46)       0.43    $10.63    8.99%
Period ended  2001 (2)   (0.26)       --        (0.02)         --       (0.28)       0.15    $10.78    4.06%
--------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND -- Ticker Symbol: KNMIX
Year ended  1996         (0.39)       --           --          --       (0.39)      (0.04)   $10.08    3.51%
Year ended  1997         (0.41)       --           --          --       (0.41)       0.13    $10.21    5.52%
Year ended  1998         (0.41)       --        (0.01)         --       (0.42)       0.06    $10.27    4.75%
Year ended  1999         (0.41)       --           --          --       (0.41)      (0.34)   $ 9.93    0.67%
Year ended  2000         (0.43)       --        (0.01)         --       (0.44)       0.17    $10.10    6.31%
Period ended  2001 (2)   (0.24)       --        (0.01)         --       (0.25)       0.15    $10.25    4.01%
--------------------------------------------------------------------------------------------------------------

                                         Ratios/Supplemental Data
                         ----------------------------------------------------------
                                                  Ratio of
                                                    Net
                         Net Assets,  Ratio of  Investment  Ratio of
                            End of     Expenses  Income to   Expenses   Portfolio
                            Period    to Average  Average   to Average  Turnover
                            (000's)   Net Assets Net Assets Net Assets* Rate (1)
-----------------------------------------------------------------------------------
TAX-FREE INCOME FUND -- Ticker Symbol: KNTIX
Year ended  1996           $109,948      0.82%      4.38%      0.82%        40%
Year ended  1997           $116,652      0.79%      4.32%      0.80%        16%
Year ended  1998           $128,232      0.81%      4.16%      0.82%        53%
Year ended  1999           $122,052      0.82%      4.32%      0.83%       109%
Year ended  2000           $133,184      0.78%      4.61%      0.79%       119%
Period ended  2001 (2)     $125,382      0.79%      4.21%      0.81%        89%
-----------------------------------------------------------------------------------
INTERMEDIATE TAX-FREE FUND -- Ticker Symbol: KNMTX
Year ended  1996           $285,674      0.73%      4.34%      0.73%        35%
Year ended  1997           $275,641      0.72%      4.31%      0.73%        23%
Year ended  1998           $296,484      0.73%      4.22%      0.74%        40%
Year ended  1999           $302,948      0.73%      4.22%      0.74%        63%
Year ended  2000           $256,926      0.72%      4.43%      0.73%        59%
Period ended  2001 (2)     $237,929      0.74%      4.29%      0.74%        36%
-----------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND -- Ticker Symbol: KNMIX
Year ended  1996           $152,623      0.70%      3.83%      0.70%        24%
Year ended  1997           $111,735      0.69%      4.04%      0.70%        13%
Year ended  1998           $117,957      0.69%      3.97%      0.70%        51%
Year ended  1999           $102,608      0.71%      3.98%      0.72%        14%
Year ended  2000           $ 87,926      0.68%      4.17%      0.69%        36%
Period ended  2001 (2)     $ 80,556      0.69%      4.00%      0.71%        19%
-----------------------------------------------------------------------------------

 /\ As required, effective January 1, 2000, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts on debt securities. The effect of this change for the period ended July 31, 2001 for the Tax-Free Income Fund, Intermediate Tax-Free Fund and Michigan Municipal Bond Fund was to increase net investment income per share by $0.00, $0.00 and $0.00, respectively, decrease net realized and unrealized gains and losses per share by ($0.00), ($0.00) and ($0.00), respectively, and increase the ratio of net investment income to average net assets from 4.20% to 4.21%, 4.25% to 4.29% and 3.99% to 4.00%, respectively. Per share, ratios and supplemental data for periods prior to January 1, 2000 have not been restated to reflect this change in presentation.
 * During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
 (1) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (2) For the period from January 1, 2001 through July 31, 2001. The Fund changed its fiscal year end to July 31.

                      See Notes to Financial Statements.

 FINANCIAL HIGHLIGHTS

 TAX-FREE BOND FUNDS

 INVESTMENT SHARES

 ------------------------------------------------------------------------------

                               Increase (Decrease) in Net
                                  Assets Resulting from
                                       Operations
                               ---------------------------
                                           Net Realized and
                                              Unrealized            Net
                     Net Asset              Gains (Losses)  Increase/(Decrease)
                      Value,       Net      on Investments     in Net Assets
                     Beginning  Investment   and Futures      Resulting from
                     of Period   Income/\     Contracts/\       Operations
---------------------------------------------------------------------------------
TAX-FREE INCOME FUND -- Ticker  Symbol: KTFIX
Year ended  1996      $10.52       0.41         (0.05)              0.36
Year ended  1997      $10.29       0.42          0.42               0.84
Year ended  1998      $10.67       0.42          0.15               0.57
Year ended  1999      $10.77       0.42         (0.78)             (0.36)
Year ended  2000      $ 9.98       0.44          0.73               1.17
Period ended 2001(3)  $10.71       0.26          0.11               0.37
---------------------------------------------------------------------------------
INTERMEDIATE TAX-FREE FUND -- Ticker Symbol: KNMBX
Year ended  1996      $10.52       0.42         (0.09)              0.33
Year ended  1997      $10.42       0.43          0.26               0.69
Year ended  1998      $10.68       0.42          0.11               0.53
Year ended  1999      $10.76       0.43         (0.56)             (0.13)
Year ended  2000      $10.20       0.44          0.43               0.87
Period ended 2001(3)  $10.63       0.25          0.16               0.41
---------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND -- Ticker Symbol: KNMVX
Year ended  1996      $10.11       0.38         (0.05)              0.33
Year ended  1997      $10.07       0.39          0.14               0.53
Year ended  1998      $10.20       0.39          0.07               0.46
Year ended  1999      $10.26       0.39         (0.34)              0.05
Year ended  2000      $ 9.92       0.41          0.18               0.59
Period ended 2001(3)  $10.09       0.23          0.16               0.39
---------------------------------------------------------------------------------

                            Less Dividends and Distributions from
                     -------------------------------------------------------

                                           Net Realized
                                 In Excess   Gains on   In Excess     Total        Net    Net Asset
                        Net       of Net   Investments   of Net     Dividends   Change in  Value,
                     Investment Investment and Futures  Realized       and      Net Asset  End of     Total
                       Income     Income    Contracts     Gains   Distributions   Value    Period   Return (1)
---------------------------------------------------------------------------------------------------------------
TAX-FREE INCOME FUND -- Ticker Symbol: KTFIX
Year ended  1996       (0.43)        --       (0.12)      (0.04)      (0.59)      (0.23)   $10.29      3.53%
Year ended  1997       (0.42)     (0.01)      (0.03)         --       (0.46)       0.38    $10.67      8.32%
Year ended  1998       (0.42)        --       (0.05)         --       (0.47)       0.10    $10.77      5.43%
Year ended  1999       (0.42)        --          --       (0.01)      (0.43)      (0.79)   $ 9.98     (3.40%)
Year ended  2000       (0.44)        --          --          --       (0.44)       0.73    $10.71     11.97%
Period ended 2001(3)   (0.25)        --       (0.05)         --       (0.30)       0.07    $10.78      3.58%
---------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-FREE FUND -- Ticker Symbol: KNMBX
Year ended  1996       (0.41)     (0.02)         --          --       (0.43)      (0.10)   $10.42      3.17%
Year ended  1997       (0.43)        --          --          --       (0.43)       0.26    $10.68      6.80%
Year ended  1998       (0.42)        --       (0.03)         --       (0.45)       0.08    $10.76      5.09%
Year ended  1999       (0.42)        --          --       (0.01)      (0.43)      (0.56)   $10.20     (1.27%)
Year ended  2000       (0.44)        --          --          --       (0.44)       0.43    $10.63      8.72%
Period ended 2001(3)   (0.24)        --       (0.02)         --       (0.26)       0.15    $10.78      3.91%
---------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND -- Ticker Symbol: KNMVX
Year ended  1996       (0.35)     (0.02)         --          --       (0.37)      (0.04)   $10.07      3.36%
Year ended  1997       (0.40)        --          --          --       (0.40)       0.13    $10.20      5.38%
Year ended  1998       (0.39)        --       (0.01)         --       (0.40)       0.06    $10.26      4.60%
Year ended  1999       (0.39)        --          --          --       (0.39)      (0.34)   $ 9.92      0.51%
Year ended  2000       (0.41)        --       (0.01)         --       (0.42)       0.17    $10.09      6.05%
Period ended 2001(3)   (0.23)        --       (0.01)         --       (0.24)       0.15    $10.24      4.02%
---------------------------------------------------------------------------------------------------------------

                                     Ratios/Supplemental Data
                      --------------------------------------------------------
                                              Ratio of
                                                 Net
                       Net Assets,  Ratio of  Investment  Ratio of
                         End of     Expenses  Income to   Expenses   Portfolio
                         Period    to Average  Average   to Average  Turnover
                         (000's)   Net Assets Net Assets Net Assets* Rate (2)
-------------------------------------------------------------------------------
TAX-FREE INCOME FUND -- Ticker Symbol: KTFIX
Year ended  1996         $  936       1.07%      4.14%      1.07%        40%
Year ended  1997         $1,712       1.04%      4.05%      1.05%        16%
Year ended  1998         $1,938       1.06%      3.91%      1.07%        53%
Year ended  1999         $1,554       1.07%      4.05%      1.08%       109%
Year ended  2000         $1,479       1.03%      4.36%      1.04%       119%
Period ended 2001(3)     $1,114       1.04%      3.98%      1.06%        89%
-------------------------------------------------------------------------------
INTERMEDIATE TAX-FREE FUND -- Ticker Symbol: KNMBX
Year ended  1996         $3,368       0.98%      4.09%      0.98%        35%
Year ended  1997         $3,534       0.97%      4.06%      0.98%        23%
Year ended  1998         $4,038       0.98%      3.97%      0.99%        40%
Year ended  1999         $3,745       0.98%      3.97%      0.99%        63%
Year ended  2000         $2,989       0.97%      4.18%      0.98%        59%
Period ended 2001(3)     $5,204       0.99%      3.96%      1.00%        36%
-------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND -- Ticker Symbol: KNMVX
Year ended  1996         $2,422       0.85%      3.68%      0.95%        24%
Year ended  1997         $4,413       0.84%      3.88%      0.95%        13%
Year ended  1998         $5,946       0.84%      3.82%      0.95%        51%
Year ended  1999         $4,378       0.86%      3.83%      0.97%        14%
Year ended  2000         $3,629       0.83%      4.01%      0.94%        36%
Period ended 2001(3)     $3,569       0.84%      3.85%      0.96%        19%
-------------------------------------------------------------------------------

 /\ As required, effective January 1, 2000, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts on debt securities. The effect of this change for the period ended July 31, 2001 for the Tax-Free Income Fund, Intermediate Tax-Free Fund and Michigan Municipal Bond Fund was to increase net investment income per share by $0.00, $0.00 and $0.00, respectively, decrease net realized and unrealized gains and losses per share by $(0.00), $(0.00) and $(0.00), respectively, and increase the ratio of net investment income to average net assets from 3.97% to 3.98%, 3.92% to 3.96% and 3.84% to 3.85%, respectively. Per share, ratios and supplemental data for periods prior to January 1, 2000 have not been restated to reflect this change in presentation.
 * During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
 (1) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.
 (2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (3) For the period from January 1, 2001 through July 31, 2001. The Fund changed its fiscal year end to July 31.

                      See Notes to Financial Statements.

 FINANCIAL HIGHLIGHTS

 MONEY MARKET FUNDS

 INSTITUTIONAL SHARES

 ------------------------------------------------------------------------------

                                                                                                 Ratios/Supplemental Data
                                                                                       ---------------------------------------------
                                                                                                               Ratio of
                                                Less                                                             Net
                        Net Asset            Dividends     Net    Net Asset            Net Assets,  Ratio of  Investment  Ratio of
                         Value,      Net      from Net  Change in  Value,                End of     Expenses  Income to   Expenses
                        Beginning Investment Investment Net Asset  End of   Total        Period    to Average  Average   to Average
                        of Period   Income     Income     Value    Period   Return       (000's)   Net Assets Net Assets Net Assets*
 -----------------------------------------------------------------------------------------------------------------------------------
  MONEY MARKET FUND -- Ticker Symbol: KIMXX
  Year ended    1996     $1.000     0.050      (0.050)      --     $1.000    5.06%      $483,919      0.52%      4.95%      0.62%
  Year ended    1997     $1.000     0.051      (0.051)      --     $1.000    5.23%      $474,378      0.52%      5.11%      0.62%
  Year ended    1998     $1.000     0.050      (0.050)      --     $1.000    5.13%      $693,399      0.55%      5.00%      0.64%
  Year ended    1999     $1.000     0.047      (0.047)      --     $1.000    4.80%      $654,771      0.54%      4.70%      0.63%
  Year ended    2000     $1.000     0.059      (0.059)      --     $1.000    6.04%      $727,435      0.54%      5.89%      0.62%
  Period ended  2001(1)  $1.000     0.027      (0.027)      --     $1.000    2.71%      $777,248      0.55%      4.61%      0.63%
 -----------------------------------------------------------------------------------------------------------------------------------
  GOVERNMENT MONEY MARKET FUND -- Ticker Symbol: KGIXX
  Period ended  1997(2)  $1.000     0.031      (0.031)      --     $1.000    3.10%/\/\  $ 94,624      0.35%/\    5.23%/\    0.69%/\
  Year ended    1998     $1.000     0.051      (0.051)      --     $1.000    5.17%      $166,922      0.38%      5.03%      0.69%
  Year ended    1999     $1.000     0.047      (0.047)      --     $1.000    4.81%      $215,401      0.37%      4.73%      0.65%
  Year ended    2000     $1.000     0.059      (0.059)      --     $1.000    6.03%      $309,711      0.39%      5.92%      0.63%
  Period ended  2001(1)  $1.000     0.027      (0.027)      --     $1.000    2.71%      $410,278      0.40%      4.56%      0.63%
 -----------------------------------------------------------------------------------------------------------------------------------
  MICHIGAN MUNICIPAL MONEY MARKET FUND -- Ticker Symbol: KMIXX
  Year ended    1996     $1.000     0.030      (0.030)      --     $1.000    3.11%      $155,424      0.54%      3.06%      0.64%
  Year ended    1997     $1.000     0.033      (0.033)      --     $1.000    3.31%      $211,682      0.52%      3.27%      0.63%
  Year ended    1998     $1.000     0.030      (0.030)      --     $1.000    3.06%      $323,272      0.54%      3.00%      0.64%
  Year ended    1999     $1.000     0.028      (0.028)      --     $1.000    2.86%      $292,619      0.53%      2.82%      0.63%
  Year ended    2000     $1.000     0.037      (0.037)      --     $1.000    3.73%      $295,219      0.53%      3.67%      0.62%
  Period ended  2001(1)  $1.000     0.017      (0.017)      --     $1.000    1.71%      $317,543      0.54%      2.93%      0.63%
 -----------------------------------------------------------------------------------------------------------------------------------

 * During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
 /\    Annualized.
 /\/\  Not Annualized.
 (1) For the period from January 1, 2001 through July 31, 2001. The Fund changed its fiscal year end to July 31.
 (2) The Institutional Class of the Government Money Market Fund commenced operations on June 2, 1997.

                       See Notes to Financial Statements.

 FINANCIAL HIGHLIGHTS

 MONEY MARKET FUNDS

 INVESTMENT SHARES

 ------------------------------------------------------------------------------

                                                                                                       Ratios/Supplemental Data
                                                                                                   ---------------------------------
                                                                                                               Ratio of
                                                Less                                                             Net
                        Net Asset            Dividends     Net    Net Asset            Net Assets,  Ratio of  Investment  Ratio of
                         Value,      Net      from Net  Change in  Value,                End of     Expenses  Income to   Expenses
                        Beginning Investment Investment Net Asset  End of   Total        Period    to Average  Average   to Average
                        of Period   Income     Income     Value    Period   Return       (000's)   Net Assets Net Assets Net Assets*
 -----------------------------------------------------------------------------------------------------------------------------------
  MONEY MARKET FUND -- Ticker Symbol: N/A
  Year ended    1996     $1.000     0.050      (0.050)      --     $1.000    5.06%       $   804      0.52%      4.94%      0.62%
  Year ended    1997     $1.000     0.051      (0.051)      --     $1.000    5.23%       $ 1,179      0.52%      5.11%      0.62%
  Year ended    1998     $1.000     0.050      (0.050)      --     $1.000    5.13%       $ 3,728      0.55%      5.00%      0.64%
  Year ended    1999     $1.000     0.047      (0.047)      --     $1.000    4.80%       $ 2,141      0.55%      4.71%      0.63%
  Year ended    2000     $1.000     0.058      (0.058)      --     $1.000    6.00%       $ 2,949      0.58%      5.82%      0.67%
  Period ended  2001(1)  $1.000     0.025      (0.025)      --     $1.000    2.56%       $18,796      0.80%      4.17%      0.88%
 -----------------------------------------------------------------------------------------------------------------------------------
  GOVERNMENT MONEY MARKET FUND -- Ticker Symbol: N/A
  Period ended  1997(2)  $1.000     0.030      (0.030)      --     $1.000    3.06%/\/\   $     2      0.43%/\    5.17%/\    0.77%/\
  Year ended    1998     $1.000     0.051      (0.051)      --     $1.000    5.17%       $    93      0.38%      4.92%      0.69%
  Year ended    1999     $1.000     0.047      (0.047)      --     $1.000    4.81%       $   120      0.37%      4.71%      0.65%
  Year ended    2000     $1.000     0.058      (0.058)      --     $1.000    5.99%       $ 1,885      0.54%      5.88%      0.78%
  Period ended  2001(1)  $1.000     0.025      (0.025)      --     $1.000    2.56%       $35,738      0.65%      4.08%      0.88%
 -----------------------------------------------------------------------------------------------------------------------------------
  MICHIGAN MUNICIPAL MONEY MARKET FUND -- Ticker Symbol: N/A
  Year ended    1996     $1.000     0.030      (0.030)      --     $1.000    3.11%       $   782      0.54%      3.06%      0.64%
  Year ended    1997     $1.000     0.033      (0.033)      --     $1.000    3.31%       $   289      0.52%      3.22%      0.63%
  Year ended    1998     $1.000     0.030      (0.030)      --     $1.000    3.06%       $   346      0.54%      3.02%      0.64%
  Year ended    1999     $1.000     0.028      (0.028)      --     $1.000    2.86%       $   658      0.53%      2.82%      0.63%
  Year ended    2000     $1.000     0.036      (0.036)      --     $1.000    3.70%       $   160      0.54%      3.44%      0.63%
  Period ended  2001(1)  $1.000     0.016      (0.016)      --     $1.000    1.57%       $   215      0.79%      2.67%      0.88%
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
 * During various periods, certain fees were voluntarily reduced. The ratios shown do not include these voluntary fee reductions.
 /\     Annualized.
 /\/\   Not Annualized.
 (1) For the period from January 1, 2001 through July 31, 2001. The Fund changed its fiscal year end to July 31.
 (2) The Investment Class of the Government Money Market Fund commenced operations on June 2, 1997.

                       See Notes to Financial Statements.

                   Report of Independent Public Accountants

To the Shareholders and Board of Trustees of the Kent Funds:

 We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Kent Funds, compris-ing the Growth and Income Fund, Index Equity Fund, Large Company Growth Fund, Small Company Growth Fund, International Growth Fund, Income Fund, Intermedi-ate Bond Fund, Short Term Bond Fund, Tax-Free Income Fund, Intermediate Tax-Free Fund, Michigan Municipal Bond Fund, Money Market Fund, Government Money Market Fund and Michigan Municipal Money Market Fund, as of July 31, 2001, and the related statements of operations, statements of changes in net assets and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of operations for the year ended December 31, 2000 and the statements of changes in net assets for the years ended December 31, 2000 and 1999, and the financial highlights for each of the five years in the period ended December 31, 2000 were audited by other auditors whose report thereon dated February 23, 2001, expressed an unqualified opinion on those financial statements and financial highlights.

 We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and per-form the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as eval-uating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Kent Funds as of July 31, 2001, the results of their operations, the changes in their net assets and their financial high-lights for the period then ended in conformity with accounting principles gen-erally accepted in the United States.

                                           ARTHUR ANDERSEN LLP

Chicago, Illinois
September 4, 2001

                            ADDITIONAL INFORMATION

Shareholder Vote (unaudited):

 Information regarding voting at the July 27, 2001 Special shareholder meeting follows. As a result of this voting, the Kent Funds are expected to merge with the Fifth Third Funds on or about October 29, 2001.

Resolution 1:

 To consider and act upon an Agreement and Plan of Reorganization ("Reorgani-zation Agreement") pursuant to which each Kent Fund will transfer all of its assets to the corresponding FifthThird Fund, as listed below, in exchange for Investment A, Institutional, and Service shares (collectively, "Shares") of such Fifth Third Fund and the assumption by such Fifth Third Fund of all of the liabilities of such Kent Fund, followed by the liquidation of such Kent Fund, and the distribution of Shares of such Fifth Third Fund to the share-holders of such Kent Fund, and by the deregistration of the Kent Funds as an investment company under the Investment Company Act of 1940 and the termina-tion of the Kent Funds as a business trust under Massachusetts law.

 With respect to Resolution 1, the following numbers of shares were voted in favor of the proposal, against the proposal, abstained from voting, and repre-sented broker non-votes:

                                                                      Broker
Fund                                   In Favor   Against Abstained Non-votes
----                                   --------   ------- --------- ---------
Kent Growth and Income Fund..........  36,938,298  30,337    27,220    980,299
Kent Large Company Growth Fund.......  29,233,487   4,758       786     26,506
Kent Small Company Growth Fund.......  41,658,830  17,920    12,690    316,009
Kent International Growth Fund.......  35,259,142  15,032     7,172  1,030,661
Kent Index Equity Fund...............  35,800,613  21,350    17,373    606,650
Kent Short Term Bond Fund............  21,966,279   5,311    10,652    167,315
Kent Intermediate Bond Fund..........  66,629,267  11,446    23,479    490,986
Kent Income Fund.....................  27,101,058  11,933    11,542    184,459
Kent Intermediate Tax-Free Fund......  22,649,830   1,106     9,944    209,471
Kent Tax-Free Income Fund............  11,649,432     832       167     21,502
Kent Michigan Municipal Bond Fund....   8,189,773     907     6,105     91,675
Kent Money Market Fund............... 555,687,329 226,038 1,113,393 16,269,372
Kent Government Money Market Fund.... 248,282,649   1,318        -- 99,144,481
Kent Michigan Municipal Money Market
 Fund................................ 215,162,665 450,644   453,236  7,002,434

Resolution 2:

 To consider and act upon a new investment advisory agreement ("New Investment Advisory Agreement") between the Kent Funds and Fifth Third Asset Management Inc., the terms of which are identical in all material respects (with the exception of the investment advisor name) to the investment advisory agreement previously in effect between the Kent Funds and Lyon Street Asset Management Company. The New Investment Advisory Agreement was approved by the Board of Trustees of the Kent Funds on April 12, 2001.

 With respect to Resolution 2, the following numbers of shares were voted in favor of the proposal, against the proposal, abstained from voting, and repre-sented broker non-votes:

                                                                       Broker
Fund                                   In Favor    Against  Abstained Non-votes
----                                   --------    -------  --------- ---------
Kent Growth and Income Fund.........   37,880,787    32,022    63,345        --
Kent Large Company Growth Fund......   29,204,969     4,937    55,631        --
Kent Small Company Growth Fund......   41,934,982    19,215    51,252        --
Kent International Growth Fund......   36,254,083    15,881    42,043        --
Kent Index Equity Fund..............   36,400,197    20,596    25,193        --
Kent Short Term Bond Fund...........   22,126,041     5,311    18,205        --
Kent Intermediate Bond Fund.........   67,004,046    12,002   139,130        --
Kent Income Fund....................   27,282,094    12,452    14,446        --
Kent Intermediate Tax-Free Fund.....   22,857,904     2,504     9,943        --
Kent Tax-Free Income Fund...........   11,670,934       832       167        --
Kent Michigan Municipal Bond Fund...    8,281,448       907     6,105        --
Kent Money Market Fund..............  572,056,191   126,336 1,113,605        --
Kent Government Money Market Fund...  345,323,852 1,350,896   753,700        --
Kent Michigan Municipal Money Market
 Fund...............................  222,039,530   453,283   576,166        --

[LOGO] KENT FUNDS

P.O. Box 182201
Columbus, Ohio 43218-2201